Registration No. 333-17641
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                        POST-EFFECTIVE AMENDMENT NO. 7 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

       SEPARATE ACCOUNT FP
                of
     THE EQUITABLE LIFE ASSURANCE                 Edward D. Miller, President
     SOCIETY OF THE UNITED STATES        The Equitable Life Assurance Society of
        (Exact Name of Trust)                          the United States
     THE EQUITABLE LIFE ASSURANCE                1290 Avenue of the Americas
      SOCIETY OF THE UNITED STATES                 New York, New York 10104
       (Exact Name of Depositor)         (Name and Address of Agent for Service)
      1290 Avenue of the Americas
       New York, New York 10104
  (Address of Depositor's Principal
        Executive Offices)

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              Telephone Number, Including Area Code: (212) 554-1234

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                  Please send copies of all communications to:


      BETH N. LOWSON, ESQ.                           with a copy to:
            Counsel                               Thomas C. Lauerman, Esq.
 The Equitable Life Assurance                Freedman, Levy, Kroll & Simonds
 Society of the United States           1050 Connecticut Avenue, N.W., Suite 825
 1290 Avenue of the Americas                     Washington, D.C. 20036
   New York, New York 10104

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      Securities Being Registered: Units of Interest in Separate Account FP

It is proposed that this filing will become effective (check appropriate line):

__X__ immediately upon filing pursuant to paragraph (b) of Rule 485

_____ on (date) pursuant to paragraph (b) of Rule 485

_____ 60 days after filing pursuant to paragraph (a) of Rule 485

_____ on (date) pursuant to paragraph (a) of Rule 485

                                      NOTE

This Post-Effective Amendment No. 7 ("PEA") to the Form S-6 Registration Statement No. 333-17641 ("Registration Statement") of The Equitable Life Assurance Society of the United States ("Equitable Life") and its Separate Account FP is being filed for the purpose of including in this Registration Statement the Survivorship 2000 Prospectus dated October 18, 1999 (Merrill Lynch/First Union version) and the Survivorship Incentive Life Prospectus dated October 18, 1999 (Merrill Lynch/First Union version). Both prospectuses are for use in the wholesale channel and contain a new version of Separate Account FP financial statements. Other than as set forth herein, the PEA does not amend or delete any Survivorship Incentive Life or Survivorship 2000 Prospectus, dated May 1, 1999 or August 1, 1999, the prospectus supplements dated May 1, 1999 or August 30, 1999, or any other part of the Registration Statement.

  Survivorship 2000
  A flexible premium "second-to-die"
  variable life insurance policy

  Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its Portfolios.

  PROSPECTUS DATED OCTOBER 18, 1999

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  This prospectus describes many aspects of a Survivorship 2000 policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Survivorship 2000. To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your registered representative can provide any further explanation about your policy.

  WHAT IS SURVIVORSHIP 2000?

  Survivorship 2000 is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:

  Variable investment options:
  o Alliance Money Market                    o Lazard Small Cap Value
  o Alliance High Yield                      o Merrill Lynch Basic Value
  o Alliance Common Stock                      Equity
  o Alliance Aggressive Stock                o Merrill Lynch World Strategy
  o Alliance Small Cap Growth                o MFS Growth with Income
  o EQ/Alliance Premier Growth               o MFS Research
  o BT Equity 500 Index                      o MFS Emerging Growth
  o BT Small Company Index                     Companies
  o BT International Equity Index            o Morgan Stanley Emerging
  o Capital Guardian U.S. Equity               Markets Equity
  o Capital Guardian Research                o EQ/Putnam Growth & Income
  o Capital Guardian International             Value
  o EQ/Evergreen                             o EQ/Putnam Investors Growth
  o EQ/Evergreen Foundation                  o EQ/Putnam International
  o JPM Core Bond                              Equity
  o Lazard Large Cap Value

  Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, a mutual fund. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's surviving insured person dies will generally be income tax free.

  OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) reduce the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the surviving insured person becomes terminally ill, and
  (7) delete certain optional benefits that we offer by "riders" to your policy.

  Your registered representative can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Survivorship 2000 or another policy may not be to your advantage.

  THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

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2   CONTENTS OF THIS PROSPECTUS
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Contents of this prospectus


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SURVIVORSHIP 2000

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What is Survivorship 2000?                           Cover
Who is Equitable Life?                                   4
How to reach us                                          5
Charges and expenses you will pay                        6
Risks you should consider                                9


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1
POLICY FEATURES AND BENEFITS                            10
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How you can pay for and contribute to your policy       10
The minimum amount of premiums you must pay             10
Investment options within your policy                   12
About your life insurance benefit                       12
You can decrease your insurance coverage                14
If one insured person dies                              14
Other benefits you can add by rider                     14
Your options for receiving policy proceeds              15
Your right to cancel within a certain number of days    15
Variations among Survivorship 2000 policies             15


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2
DETERMINING YOUR POLICY'S VALUE                         16
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Your account value                                      16


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3
TRANSFERRING YOUR MONEY AMONG OUR
INVESTMENT OPTIONS                                      17
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Transfers you can make                                  17
Telephone transfers                                     17
Our dollar cost averaging service                       17
Our asset rebalancing service                           17
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"We", "our" and "us" refer to Equitable Life. A "registered representative" is authorized to sell you a policy on Equitable Life's behalf.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. Unless the application for a policy provides otherwise, the insured persons jointly own the policy. If one dies, the surviving insured person becomes the sole owner. While a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word
"owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

Survivorship 2000 is not available in all states. This prospectus does not offer Survivorship 2000 anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.

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                                                 CONTENTS OF THIS PROSPECTUS   3
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4
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ACCESSING YOUR MONEY                                                          19
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Borrowing from your policy                                                    19
Making withdrawals from your policy                                           20
Surrendering your policy for its net cash surrender value                     20
When your policy matures                                                      21
Your option to receive a living benefit                                       21

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5
TAX INFORMATION                                                               22
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Basic tax treatment for you and your beneficiary                              22
Tax treatment of distributions to you                                         22
Tax treatment of living benefit proceeds                                      24
Effect of policy splits                                                       24
Effect of policy on interest deductions taken by
     business entities                                                        24
Requirement that we diversify investments                                     24
Estate, gift, and generation-skipping taxes                                   25
Employee benefit programs                                                     25
ERISA                                                                         25
Our taxes                                                                     25
When we withhold taxes from distributions                                     26
Possibility of future tax changes                                             26

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6
MORE INFORMATION ABOUT PROCEDURES
THAT APPLY TO YOUR POLICY                                                     27
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Ways to make premium and loan payments                                        27
Requirements for surrender requests                                           27
Ways we pay policy proceeds                                                   27
Assigning your policy                                                         27
Dates and prices at which policy events occur                                 27
Policy issuance                                                               29
Gender-neutral policies                                                       29
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7
MORE INFORMATION ABOUT OTHER MATTERS                                          31
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Your voting privileges                                                        31
About our Separate Account FP                                                 31
About our General Account                                                     32
Transfers of your account value                                               32
Telephone requests                                                            32
Deducting policy charges                                                      33
Suicide and certain misstatements                                             34
When we pay policy proceeds                                                   34
Changes we can make                                                           34
Reports we will send you                                                      35
Legal proceedings                                                             35
Illustrations of policy benefits                                              35
SEC registration statement                                                    35
How we market the policies                                                    35
Insurance regulation that applies to Equitable Life                           36
Year 2000 progress                                                            36
Directors and principal officers                                              38

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8
FINANCIAL STATEMENTS OF SEPARATE
ACCOUNT FP AND EQUITABLE LIFE                                                 46
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Separate Account FP financial statements                                   FSA-1
Equitable Life financial statements                                          F-1
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9
APPENDICES
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I -- Investment performance record                                           A-1
II -- Our data on market performance                                         B-1
III -- An index of key words and phrases                                     C-1

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  EQ ADVISORS TRUST PROSPECTUS (follows after page C-1 of this prospectus, but is not a part of this prospectus)
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4   WHO IS EQUITABLE LIFE?
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Who is Equitable Life?


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We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $390.8 billion in assets as of June 30, 1999. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

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                                                      WHO IS EQUITABLE LIFE?   5
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HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you can contact us

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BY MAIL:
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at the Post Office Box for our Administrative Office specified in your policy.

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BY EXPRESS DELIVERY:
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at the street address for our Administrative Office:
Equitable Life Client Services
135 W. 50th St., 10th Fl.
New York, NY 10020

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BY TOLL-FREE PHONE:
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1-888-228-6690

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BY E-MAIL:
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life-service@equitable.com

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BY FAX:
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1-212-641-7075

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BY INTERNET:
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Our Web site (www.equitable.com) can also provide you information.
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We require that the following types of communications be on specific forms we provide for that purpose:

     (1)  request for automatic transfer service; and

     (2)  authorization for telephone transfers.

We also have specific forms that we recommend you use for the following:

          (a)  policy surrenders;

          (b)  address changes;

          (c)  beneficiary changes;

          (d)  transfers between investment options; and

          (e)  changes in allocation percentages for premiums and deductions.

Except for properly authorized telephone transactions, any notice or request that does not use our standard form must be in writing dated and signed by you and should also specify your name, the insured persons' names (if different from yours), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. For information about transaction requests you can make by phone, see "Telephone transfers" on page 17 and "Telephone requests" on page 32 of this prospectus. We may require you to return your policy to us before we make certain policy changes that you request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners both must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

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6   CHARGES AND EXPENSES YOU WILL PAY
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Charges and expenses you will pay

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TABLE OF POLICY CHARGES

This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" beginning on page 33 below.

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CHARGES WE DEDUCT FROM      Sales charge                      In the first year of your policy:
AMOUNTS YOU CONTRIBUTE                                        (i)   30% of premiums paid up to one "target premium"(1),
TO YOUR POLICY:                                                     plus
                                                              (ii)  3% of all other premiums paid in that year.

                                                              In each subsequent policy year:
                                                              (i)   7.5%(2) of premiums paid up to the "target premium"
                                                                    (if you pay at least the target premium in the
                                                                    first policy year(3), plus
                                                              (ii)  3% of all other premiums paid in each year.

                                                              We intend (but do not guarantee) to stop deducting this
                                                              sales charge after the 20th policy year.
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                            Charge for taxes                  Currently ranges from 0.50% to 5% (Virgin Islands)
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CHARGES WE DEDUCT FROM      Administrative charge             (i)   $.07 per $1,000 of your policy's face amount(4) in
YOUR POLICY'S VALUE EACH                                            each of your policy's first 12 months
MONTH:                                                              plus
                                                              (ii)  $6 in every month (which we may increase up to $8)
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                            Cost of insurance charges and     Amount varies depending on the specifics of your policy(5)
                            optional rider charges
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                            Death benefit guarantee charge    $.01 for each $1000 of your policy's face amount at the
                                                              time of the deduction(6)
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                                           CHARGES AND EXPENSES YOU WILL PAY   7
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CHARGES WE DEDUCT FROM      Mortality and expense risk        .90% (effective annual rate) of the value you have in our
YOUR POLICY'S INVESTMENT    charge                            variable investment options(7)
PERFORMANCE EACH DAY:
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CHARGES WE DEDUCT FROM      Election to add "living benefit"  $100
YOUR ACCOUNT VALUE AT THE   rider after policy issue
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TIME OF THE TRANSACTION:

                            Exercise of option to receive a   Up to $250
                            "living benefit"
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                            Transfers among investment        $0 for each of the first 12 transfers per year (which we may
                            options                           increase up to $25) and $25 for each additional transfer in the same year(8)
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                            Partial withdrawal                $25 (or, if less, 2% of the withdrawal)
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(1) The "target premium" is actuarially determined for each policy, based on that policy's particular characteristics. The target premium is established at policy issuance, and will be reduced if you request a face amount decrease or if there is a change from tobacco-user to non-tobacco user status of an insured person. The initial target premium will be set forth in your policy. The highest initial target premium for any policy would be $107.00 per $1,000 of the policy's face amount and the lowest would be $2.06 per $1,000.

(2) 6% if the combined ages of the insured persons at policy issuance is 134 or more.

(3) If you pay less than one "target premium" in the first policy year, the sales charge we deduct on premiums paid after the first policy year will be computed differently. The sales charge on premiums paid in each of the 2nd, 3rd and 4th policy years will be:

     (a) 7.5% (or 6% for certain insured persons; see footnote 2 above) of premiums paid up to the lesser of the highest amount of premiums paid in any prior year or one "target premium," plus
     (b) 30% of premiums paid in excess of the amount in clause (a) up to the target premium, plus
     (c)  3% of all other premiums paid in that year.

     The sales charge on premiums paid in the 5th policy year and each year thereafter will be:

     (a) 7.5% (or 6% for certain insured persons; see footnote 2 above) of premiums paid up to one "target premium," plus
     (b)  3% of all other premiums paid in each year.

(4) The "face amount" is the basic amount of insurance coverage under your policy.

(5) See "Monthly cost of insurance charge" on page 33 below and "Other benefits you can add by rider" on page 14 below. The Illustrations of Policy Benefits that your registered representative will provide will show the impact of the actual current and guaranteed maximum rates of these and any other charges, based on various assumptions.

(6) We deduct this charge if your policy has been issued with the death benefit guarantee provision, even if you do not pay enough premiums to satisfy the death benefit guarantee test. This charge will be assessed as long as your policy remains in force. See "Death benefit guarantee test" on page 11 below. We will not deduct this charge in states where the death benefit guarantee provision is not available.

(7)  This charge does not apply to amounts in our guaranteed interest option.

(8) No charge, however, would ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option.

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8 CHARGES AND EXPENSES YOU WILL PAY
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YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:

This table shows the fees and expenses paid by each Portfolio for the year ended December 31, 1998, except as noted below. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.

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                                                                              1998 Fees and Expenses
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                                                                                Total     Fee Waivers        Net Total
                                      Management                  Other        Annual    and/or Expense        Annual
                                         Fee        12b-1 Fee   Expenses(1)   Expenses  Reimbursements(2)     Expenses
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Alliance Money Market                   0.35%         0.25%        0.03%         0.63%        --                0.63%
Alliance High Yield                     0.60%         0.25%        0.04%         0.89%        --                0.89%
Alliance Common Stock                   0.36%         0.25%        0.04%         0.65%        --                0.65%
Alliance Aggressive Stock               0.54%         0.25%        0.04%         0.83%        --                0.83%
Alliance Small Cap Growth(3)            0.90%         0.25%        0.06%         1.21%        --                1.21%
EQ/Alliance Premier Growth(4)           0.90%         0.25%        0.74%         1.89%      0.74%               1.15%
BT Equity 500 Index                     0.25%         0.25%        0.33%         0.83%      0.28%               0.55%
BT Small Company Index                  0.25%         0.25%        1.31%         1.81%      1.06%               0.75%
BT International Equity Index           0.35%         0.25%        0.89%         1.49%      0.49%               1.00%
Capital Guardian U.S. Equity(4)         0.65%         0.25%        0.74%         1.64%      0.69%               0.95%
Capital Guardian Research(4)            0.65%         0.25%        0.74%         1.64%      0.69%               0.95%
Capital Guardian International(4)       0.75%         0.25%        1.03%         2.03%      0.83%               1.20%
EQ/Evergreen(5)                         0.75%         0.25%        0.76%         1.76%      0.71%               1.05%
EQ/Evergreen Foundation(5)              0.63%         0.25%        0.86%         1.74%      0.79%               0.95%
JPM Core Bond                           0.45%         0.25%        0.33%         1.03%      0.23%               0.80%
Lazard Large Cap Value                  0.55%         0.25%        0.40%         1.20%      0.25%               0.95%
Lazard Small Cap Value                  0.80%         0.25%        0.49%         1.54%      0.34%               1.02%
Merrill Lynch Basic Value Equity        0.55%         0.25%        0.26%         1.06%      0.21%               0.85%
Merrill Lynch World Strategy            0.70%         0.25%        0.66%         1.61%      0.41%               1.20%
MFS Growth with Income(5)               0.55%         0.25%        0.59%         1.39%      0.54%               0.85%
MFS Research                            0.55%         0.25%        0.25%         1.05%      0.20%               0.85%
MFS Emerging Growth Companies           0.55%         0.25%        0.24%         1.04%      0.19%               0.85%
Morgan Stanley Emerging Markets Equity  1.15%         0.25%        1.23%         2.63%      0.88%               1.75%
EQ/Putnam Growth & Income Value         0.55%         0.25%        0.24%         1.04%      0.19%               0.85%
EQ/Putnam Investors Growth              0.55%         0.25%        0.29%         1.09%      0.14%               0.95%
EQ/Putnam International Equity          0.70%         0.25%        0.51%         1.46%      0.26%               1.20%
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(1) On October 18, 1999, the Alliance Portfolios (other than EQ/Alliance Premier Growth) became part of EQ Advisors Trust. Other Expenses for these Portfolios have been restated to reflect the estimated expenses that would have been incurred, had these Portfolios been portfolios of EQ Advisors Trust for the year ended December 31, 1998.

(2) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to several of the Portfolios under which it has agreed to waive or reduce its fees and to assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. Portfolios that show "--" in this column have no expense limitation arrangement in place. See the EQ Advisors Trust prospectus for more information about the Expense Limitation Agreement.

(3) Prior to October 18, 1999, Total Annual Expenses for the Alliance Small Cap Growth Portfolio were limited to 1.20% under an expense limitation arrangement which is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1998, absent the expense limitation arrangement.

(4) Expenses shown are based on annualized estimates for 1999. Initial seed capital was invested in the EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research and Capital Guardian International Portfolios on April 30, 1999.

(5) Expenses shown are based on annualized estimates for 1999. Initial seed capital was invested in the MFS Growth with Income, EQ/Evergreen and EQ/Evergreen Foundation Portfolios on December 31, 1998.

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                                                   RISKS YOU SHOULD CONSIDER   9
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HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.

CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" on page 25 below) or (2) make a charge for any illustration of how your policy's values could change over time, if you request more than one illustration in the same year.

Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, premium payments, expenses and taxes. Any changes in charges may apply to then outstanding policies, as well as to new policies, but we will not raise any charges above any maximums discussed in this prospectus and shown in your policy.

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Risks you should consider

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Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o We can increase certain charges without your consent, within limits stated in your policy.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

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10 POLICY FEATURES AND BENEFITS
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7
Policy features and benefits
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HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured persons. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies issued in some states or on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.


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You can generally pay premiums at such times and in such amounts as you like.
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LIMITS ON PREMIUM PAYMENTS. If your premium payments exceed certain amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" beginning on page 22 below. We may return to you any premium payments that would exceed those limits.

You can ask your registered representative to provide you with an Illustration of Policy Benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay without causing your policy to be a modified endowment contract.

If at any time your policy's account value is high enough that the alternative death benefit discussed on page 14 below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured persons provide us with adequate evidence that they continue to meet our requirements for issuing insurance. The requirement for such evidence, however, would apply only to the amount of premiums you pay in any year of your policy that exceeds your annual specified premium. Specified premiums are discussed below on page 11.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only enough premiums to ensure (i) that your policy has enough "net cash surrender value" to cover your policy's monthly charges as they fall due or
(ii) that your death benefit guarantee (discussed below) remains in effect. ("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" on page 20 below.)

We will not bill you separately for specified premiums. If you want to be billed for your specified premiums, you must select a planned periodic premium that at least equals the specified premium. Please remember to change your planned periodic premium amount, as necessary, if you take any action that causes your specified premium to change.

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough net cash surrender value to pay the monthly charges when due and the death benefit guarantee is not then in effect. We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy, which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

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                                               POLICY FEATURES AND BENEFITS   11
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Your policy will terminate if you don't pay enough premiums to pay the charges we deduct, unless the death benefit guarantee is in effect. However, we will first send you a notice and give you a chance to cure any shortfall.
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You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," beginning on page 22 below.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination and no insured person may have died since that date. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.

DEATH BENEFIT GUARANTEE AND SPECIFIED PREMIUMS. Page 3 of your policy will show a "specified premium." Payment of the specified premium is not required. However, we measure the actual premiums you have paid against the specified premiums to see if the death benefit guarantee provision will prevent a policy from lapsing. For more detail about how we do this, see "Death benefit guarantee test" below. The death benefit guarantee provision will not prevent your policy from lapsing if you have an outstanding policy loan. The death benefit guarantee is not available in all states. If this guarantee is unavailable in your state, your policy will not show a specified premium. (Other materials we send you may refer to the death benefit guarantee as the "guaranteed minimum death benefit.")

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In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
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DEATH BENEFIT GUARANTEE TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative specified premiums due to date. So long as at least this amount has been paid (and you have no policy loans outstanding), your policy will not lapse.

When we calculate the cumulative amount of specified premiums, we compound each amount at a 4% annual interest rate from the due date through the date of the calculation. (This interest rate is purely for purposes of determining whether you have satisfied the death benefit guarantee test. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain the death benefit guarantee will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

The amount of the specified premium set forth in your policy is actuarially determined at policy issuance and depends on the age and other insurance risk characteristics of the insured persons, as well as the amount of the coverage and additional features you select. Certain additional benefit riders will cause the specified premiums to increase each year. The specified premiums may also change if you request a decrease in the face amount of the policy, eliminate a rider, or if there is a change in an insured person's risk characteristics. We will send you a new policy page showing any change in your specified premium. Any change will be prospective only.

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12 POLICY FEATURES AND BENEFITS
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INVESTMENT OPTIONS WITHIN YOUR POLICY

We will initially put all amounts which you have allocated to variable investment options into our Alliance Money Market investment option. On the twenty-first day after your policy's issue date (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

VARIABLE INVESTMENT OPTIONS. The 26 available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. The advisors who make the investment decisions for each Portfolio are as follows:

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You can choose among 26 variable investment options
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o Alliance Capital Management L.P. (for each "Alliance" or "EQ/Alliance" option)

o  Bankers Trust Company (for the "BT" options)

o  Capital Guardian Trust Company (for the "Capital Guardian" options)

o  Evergreen Asset Management Corp. (for the "EQ/Evergreen" options)

o  J.P. Morgan Investment Management Inc. (for the "JPM" option)

o  Lazard Asset Management (for both "Lazard" options)

o  Massachusetts Financial Services Company (for the "MFS" options)

o  Merrill Lynch Asset Management L.P. (for both "Merrill Lynch" options)

o  Morgan Stanley Asset Management Inc. (for the "Morgan Stanley" option)

o  Putnam Investment Management, Inc. (for both "EQ/Putnam" options)

Each Portfolio is a part of EQ Advisors Trust. Equitable Life serves as investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the above-listed advisors with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisors. (Prior to September 1999, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and a subsidiary of Equitable Life, served as investment manager to EQ Advisors Trust.) You will find other important information about each Portfolio in the separate prospectus for EQ Advisors Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.

Guaranteed interest option. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. For each year of your policy, we declare a fixed rate of interest (4% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account".)

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We will pay at least 4% annual interest on our guaranteed interest option.
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ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy an Survivorship 2000 policy, you tell us how much insurance coverage you want on the lives of the insured persons. We

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                                               POLICY FEATURES AND BENEFITS   13
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call this the "face amount" of the policy. $200,000 is the smallest amount of coverage you can request.

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If both insured persons die, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
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YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the surviving insured person dies is

o Option A - THE POLICY'S FACE AMOUNT on the date of the surviving insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                     - or -

o Option B - THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of the surviving insured person's death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" beginning on page 16 below.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's account value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the surviving insured person's date of death by a percentage specified in your policy. The percentage depends on what the younger insured person's age was or would have been on that same date. Representative percentages are as follows:

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If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.
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AGE*    30        35         40              50          60         70
 %      995.4%    823.7%     682.5%          472.3%      329.2%     232.2%

        80        90         99
                             and over
 %      167.6%    127.5%     102%
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* The younger insured person's age for the policy year in which the surviving insured person dies.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the surviving insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any remaining policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the surviving insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefit rider. We reduce it by the amount of the living benefit payment plus accrued interest. See "Your option to receive a living benefit" on page 21 below.

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14  POLICY FEATURES AND BENEFITS
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You can request to change your death benefit option any time after the first year of the policy.
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CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Also, we may require you to provide us with satisfactory evidence that the insured person(s) remain insurable at the time of this change. Changes from Option A to Option B are not permitted beyond the policy year in which the younger insured reaches (or would have reached) age 80.

If you change from Option B to A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit discussed above is in effect at the time of a change, we will determine the new face amount somewhat differently from the general procedures described above.

Please refer to "Tax information" beginning on page 22 below, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of a decrease in face amount.

YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may decrease the life insurance coverage under your policy by requesting a decrease in your policy's face amount. You can do so any time after the first year of your policy. The requested decrease must be at least $10,000. We can refuse any requested decrease. Please refer to "Tax information" beginning on page 22 for certain possible tax consequences of reducing the face amount.

You may not reduce the face amount below the minimum we are then requiring for new policies. We will not approve a requested face amount decrease if it would cause the alternative death benefit to become the effective death benefit under your policy. (See the alternative death benefit discussion on page 13 above.) Nor will we permit a decrease that would cause your policy to fail the Code's definition of life insurance. Specified premiums, as well as our monthly deductions for the cost of insurance coverage and any guaranteed death benefit charge, will generally decrease (prospectively) after you reduce the face amount. If you reduce the face amount while the estate protector rider is in effect, the face amount of that rider generally will automatically decrease proportionally.

In some cases, we may have to make a distribution to you from your policy in order to decrease your policy's face amount. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code.

IF ONE INSURED PERSON DIES

Your policy requires you to send us proof of the death of the first insured person to die.

OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:

o  Estate protector

o Option to split policy upon federal tax law change (We add this rider automatically to each policy and there is no charge for it.)

o  Option to split policy on divorce

Equitable Life or your registered representative can provide you with more information about these riders. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

Please refer to "Effect of policy splits" beginning on page 24 below for a discussion of the tax consequences of splitting a policy.

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                                                POICY FEATURES AND BENEFITS   15
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YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your beneficiary in your policy application. You can change your policy's beneficiary at any other time while either insured person is alive. If no beneficiary is living when the surviving insured person dies, we will pay the death benefit proceeds in equal shares to that insured person's surviving children. If there are no surviving children, we will instead pay that insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time while either insured person is alive, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. The terms and conditions of each option are set out in a separate contract that we will send the payee when any such option goes into effect. Equitable Life or your registered representative can provide you with samples of such contracts on request.

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You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
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If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account. The annual rate will be at least 3%.

If a registered representative has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the registered representative within the periods specified for death benefit payments under "When we pay policy proceeds," beginning on page 34 below. Your registered representative will take reasonable steps to arrange for prompt delivery to the beneficiary.

PAYMENT OPTIONS FOR SURRENDER, WITHDRAWAL AND MATURITY PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy, or upon policy maturity, under one of the above referenced payment options, rather than as a single sum.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).

To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.

VARIATIONS AMONG SURVIVORSHIP 2000 POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

Equitable Life also may vary the charges and other terms of Survivorship 2000 where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Survivorship 2000. We will make such variations only in accordance with uniform rules that we establish.

Equitable Life or your registered representative can advise you about any variations that may apply to your policy.

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16   DETERMINING YOUR POLICY'S VALUE
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2
Determining your policy's value


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YOUR ACCOUNT VALUE

As set forth on page 6 above, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, and (iii) any amounts that we are holding to secure policy loans that you have taken. See "Borrowing from your policy" beginning on page 19 below. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account".) These amounts are subject to certain charges discussed in the table on page 6.

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Your account value will be credited with the same returns as are achieved by the Portfolios (or guaranteed interest option) that you select, but will also be reduced by the amount of charges we deduct under the policy.
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YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease each day, by the same amount as if you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values will be reduced, however, by the amount of the mortality and expense risk charge for that period (the charge is described in the table on page 7 above). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit (these amounts may be referred to in your policy as "liened policy amounts"). See "Your option to receive a living benefit" on page 21 below. We credit all of such amounts with interest at rates we declare. We guarantee that these rates will not be less than a 4% effective annual rate. The mortality and expense risk charge mentioned above does not apply to our guaranteed interest option.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described above for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

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                       TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS   17
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3
Transferring your money among our investment options


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TRANSFERS YOU CAN MAKE

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You can transfer freely among our variable investment options and into our guaranteed interest option.
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After your policy's initial investment Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office or you can make a telephone request (see below).

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Transfers out of our guaranteed interest option are more limited.
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RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

TELEPHONE TRANSFERS

You can make telephone transfers by signing a telephone transfer authorization form and sending it to us. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

For more information see "Telephone requests" on page 32 below. We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.

OUR DOLLAR COST AVERAGING SERVICE

We offer you a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the Alliance Money Market option to our other variable investment options. You need a minimum of $5,000 in the Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable options to receive the automatic transfers but each transfer to each option must be at least $50.
Note: Transfers made using our dollar cost averaging service do not count toward the twelve free transfers you may otherwise make each year.

You may elect the dollar cost averaging service with your policy application or at any later time. You can also cancel the dollar cost averaging service at any time.

OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing

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18   TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS
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service. The rebalancing may be on a onetime basis or at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for up to eight variable investment options. The allocation percentage you specify for each variable investment option selected must be at least 5% (whole percentage only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not elect the asset rebalancing service if you already participate in the dollar cost averaging service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.

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                                                       ACCESSING YOUR MONEY   19
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4
Accessing your money

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BORROWING FROM YOUR POLICY

You may borrow up to 90% of your policy's account value. (In your policy, your account value is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefit payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" beginning on page 21 below. Each new loan you request must be at least $500.

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You can use policy loans to obtain funds from your policy without, in most cases, paying current income tax. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
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When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned portion of your policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o  you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option; and

o  the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 5% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first 20 years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 21st year, 1/2% less than the loan interest rate. The rate differentials are not guaranteed. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already outstanding (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 4% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because Survivorship 2000 was first offered only in 1992, no such reduction in the interest rate differential has yet been attained under any outstanding policy.

INTEREST WE PAY ON YOUR LOAN COLLATERAL ACCRUES DAILY. On each anniversary of your policy (or when your policy loans are fully discharged) we contribute that interest to your policy's investment options in the same proportions as if it were a premium payment.

Effects of policy loans. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to

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20   ACCESSING YOUR MONEY
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pay charges as they become due. A loan will also prevent your policy's death benefit guarantee from keeping the policy in force. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination, surrender or maturity. See "Tax information" beginning on page 22 below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are loan repayments. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment. If you don't wish us to treat your payment as a loan repayment, you must submit instructions with your payment indicating that it is a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.

MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

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You can withdraw all or part of your policy's net cash surrender value, although you may incur tax consequences and an administrative charge by doing so.
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EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes. If death benefit Option B is in effect, a partial withdrawal also reduces the death benefit on a dollar-for-dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed on page 14 above) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. Please also remember that a partial withdrawal reduces the amount of your premium payments that count toward maintaining the policy's death benefit guarantee.

You should refer to "Tax information" beginning on page 22 below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.

SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, and minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits."

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                                                       ACCESSING YOUR MONEY   21
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Please refer to "Tax information" beginning on page 22 below for the possible tax consequences of surrendering your policy.

WHEN YOUR POLICY MATURES

If at least one insured person is still living on the policy anniversary closest to what would have been the younger insured's 100th birthday ("maturity"), we will pay you the policy's account value on that date, reduced by any outstanding loans, by unpaid loan interest, and by any amounts of the account value that are "restricted" as a result of previously distributed "living benefits." The policy will then terminate. See "Tax information" beginning on page 22 below for the tax consequences of maturity.

YOUR OPTION TO RECEIVE A LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefit rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if one of the insured persons has died and the surviving insured person has a terminal illness (as defined in the rider). We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefit rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy when the surviving insured person dies.

When we pay a living benefit we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest you earn thereon, will be "restricted" - that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. We will deduct these restricted amounts from any subsequent surrender or maturity proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

The receipt of a living benefit payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefit payment may affect your eligibility for certain government benefits or entitlements.

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You can arrange to receive a "living benefit" if the surviving insured person becomes terminally ill.
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This discussion is based on current federal income tax law and interpretations. It assumes that each policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

A Survivorship 2000 policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that

o the death benefit received by the beneficiary under your policy will not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you that we believe is required to maintain your policy's status as life insurance under the Code.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" at page 27 below.

TAX TREATMENT OF DISTRIBUTIONS TO YOU

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option or certain other changes.

If your policy's benefits are reduced, the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount or, in some cases, a partial withdrawal.) If the premiums previously paid during its first seven years (or within seven years after a material change) are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits,

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may impact the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includable as income. See "Changes we can make" on page 34 below.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

On the maturity date or upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date and upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment

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contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.

TAX TREATMENT OF LIVING BENEFIT PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefit rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the surviving insured person, however, if the payee has an insurable interest in the surviving insured person's life only because that insured person is a director, officer or employee of the payee or by reason of that insured person being financially interested in any trade or business carried on by the payee.

EFFECT OF POLICY SPLITS

Certain riders permit the splitting of a policy into two other individual policies on the lives of a husband and wife, upon a divorce or certain changes in the Federal estate tax law. This splitting of a policy could have adverse tax consequences, including, but not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.

EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, one of the insured persons must be a 20% owner of the trade or business entity when coverage on that person commences, and the other person must be his or her spouse.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible tax law changes that could occur with respect to such coverage.

REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under
Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences

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would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.

ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the surviving insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If an owner is not the surviving insured person, and that owner dies before the surviving insured person, the value of that owner's interest in the policy would be includable in that owner's estate. If the owner is neither the surviving insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $650,000 (a figure that is scheduled to rise at periodic intervals to $1 million by the year 2006). For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation- skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million.

The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured persons' consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.

OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

We may have to pay state, local or other taxes (in addition to applicable taxes based on premiums). At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to our separate account or allocable to the policies.

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WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.

POSSIBILITY OF FUTURE TAX CHANGES

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect.

The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within a separate account may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes. Under current law, however, we believe that Equitable Life, and not the owner of a policy, would be considered the owner of the Portfolio shares.

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

Checks and money orders. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only
(1) as a direct payment from a qualified retirement plan or (2) if it is made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the names of the insured persons, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

Finally, in order for your surrender request to be complete, you must return your policy to us.

WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. You should consult your tax advisor prior to making a transfer or other assignment.

DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

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DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAYS. Every day that the New York Stock Exchange is open for regular trading is a business day for us. Each business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o  loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o  withdrawals

o  tax withholding elections

o  face amount decreases that result from a withdrawal

o  changes of allocation percentages for premium payments or monthly deductions

o  surrenders

o  changes of beneficiary

o  transfers from a variable investment option to the guaranteed interest option

o  changes in form of death benefit payment

o  loans

o  transfers among variable investment options

o  assignments

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o  decreases in face amount

o  restoration of lapsed policies

o  changes in death benefit option

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service occur as of the first day of each month of your policy. We make the first such transfer, as of your policy's first monthly anniversary that coincides with or follows the date we receive your request. If you request the dollar cost averaging service in your original policy application, however, the first transfer will occur as of the first day of the second month of your policy that begins after your policy's initial Allocation Date.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service in your policy application, the initial transaction will be on the start date you specify. Onetime asset rebalancing requests and the first transfer of a periodic rebalancing program received after the original policy application will be processed as of the start date you specify or the date we receive your request, if you do not select a start date. No rebalancing will occur, however, prior to your Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" on page 34 below. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have

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in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the surviving insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full initial premium to your registered representative at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our Alliance Money Market option (prior to the Allocation
Date). Generally, this is the register date, or, if later, the date we receive your full initial premium at our Administrative Office.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full initial premium to your registered representative on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) both insured persons are still living at the time such payment and delivery are completed and
(2) unless the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured persons. You may review a copy of our temporary insurance agreement, on request, for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider an insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, an insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Survivorship 2000 in connection

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with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Survivorship 2000 policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Survivorship 2000 policy.

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YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Survivorship 2000 and other policies that Separate Account FP supports.

ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.

Each subaccount (variable investment option) of Separate Account FP available under Survivorship 2000 invests solely in class IB shares issued by the corresponding Portfolio of EQ Advisors Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

The EQ Advisors Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, to the trustee of a qualified plan for Equitable Life and to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of EQ Advisors Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trust's Portfolios is so large as to

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materially impair the investment performance of the Portfolio involved, we will examine other investment alternatives.

ABOUT OUR GENERAL ACCOUNT

Our general account assets support all of our obligations, (including those under the Survivorship 2000 policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

We declare the rate of interest for each year of your policy at the beginning of that year, but it will not be less than 4%. We credit and compound the interest daily at an effective annual rate that equals the declared rate for the year. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.

TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the surviving insured person's death.

MARKET TIMING. We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one policyowner. Any agreements to use market timing services to make transfers are subject to our rules in effect at that time.

TELEPHONE REQUESTS

If you are a properly authorized person, you may make telephone transfers as described above on page 17.

All telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions. If we do not employ reasonable procedures to confirm the genuineness of telephone instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

Any telephone transaction request that you make after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone request. If this occurs, you should submit a written transactions request to our Administrative Office. We reserve the right to discontinue telephone transactions, or modify the procedures and conditions for such transactions, at any time.

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DEDUCTING POLICY CHARGES

CHARGE FOR TAXES. This charge is designed to approximate certain taxes and additional charges imposed upon us by states and other jurisdictions. This charge may be increased or decreased to reflect any changes in our taxes. In addition, if an insured person changes his or her residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change will take effect on the next policy anniversary, if received at least 60 days prior to the policy anniversary. You cannot deduct our charge to you as state or local taxes on your federal income tax return.

SALES CHARGE. A target premium is generally equal to one specified premium. Paying less than one target premium in each of the first four policy years, or paying more than one target premium in any policy year (including the first policy year) could reduce the policyowner's total sales charge. However, attempting to structure the timing and amount of premium payments to reduce the potential total sales charge is not recommended as it could increase the risk that your policy will lapse. Delaying the payment of target premiums to later years could adversely affect the availability of the death benefit guarantee, and acceleration of premium payments to early years should take into account the modified endowment contract seven-pay limit.

MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the surviving insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. As a general rule, the cost of insurance rate increases each year that you own your policy. This happens automatically because of the insured persons' increasing age.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates up to the guaranteed maximum at any time. The guaranteed maximum cost of insurance rates for gender neutral Survivorship 2000 policies are based on the 1980 Commissioner's Standard Ordinary SD Smoker and ND Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.

Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if an insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

Both guaranteed and current cost of insurance rates are computed on a joint life basis, even after the death of the first insured person. This means that otherwise comparable policies will have the same cost of insurance rates, regardless of whether both insureds are still living.

DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

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The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The sales charge is designed primarily to defray sales expenses we incur that are based on premium payments.

SUICIDE AND CERTAIN MISSTATEMENTS

If a surviving insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items. In the case of a death benefit, if we do not have information about the desired manner of payment within 60 days after the date we receive notification of the surviving insured person's death (and other required items), we will pay the proceeds as a single sum, normally within seven days thereafter. We pay maturity proceeds within seven days after the maturity date.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If an insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o combine two or more variable investment options or withdraw assets relating to Survivorship 2000 from one investment option and put them into another;

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o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisors or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you as required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, EQ Advisors Trust. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. We also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.

REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value, policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm premium payments, transfers and certain other policy transactions.

LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.

ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your policy and such factors as the face amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

SEC REGISTRATION STATEMENT

We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Survivorship 2000 policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's Web site (www.sec.gov).

HOW WE MARKET THE POLICIES

We offer variable life insurance policies (including Survivorship 2000) and variable annuity contracts through Equitable Distributors Inc. ("EDI"). The Investment Company

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Act of 1940, therefore, classifies EDI as a "principal underwriter" of those policies and contracts. EDI also serves as a principal underwriter of EQ Advisors Trust. EDI is a wholly-owned subsidiary of Equitable Life, with its address at 1290 Avenue of the Americas, New York, NY 10104. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). In 1997 and 1998, we paid EDI a fee of $20,088,049 and $35,452,793, respectively, for its services under a Distribution Agreement with Equitable Life and its separate accounts.

We sell Survivorship 2000 through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD). Such agencies and their affiliated broker-dealers have entered into selling agreements with EDI. The licensed insurance agents who sell our policies are appointed as agents of Equitable Life, and are registered representatives of the agencies' affiliated broker-dealer. Sales commissions will be paid by Equitable Life to the agency which sells you this policy. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agencies will receive maximum commissions of: 50% of the amount of the premium you pay in your policy's first year up to a certain amount, plus 3% of all other premiums you pay in your policy's first year, plus 3% of all premiums you pay in the second through tenth years. We pay comparable commissions on the amount of premiums you pay that we deem attributable to any face amount increase that you request. The agency may be required to return to us any commissions on premiums that we have refunded to a policyowner.

INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.

YEAR 2000 PROGRESS

Equitable Life relies upon various computer systems in order to administer your policy and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. Equitable Life has completed the work of modifying or replacing non-compliant systems and has confirmed, through testing, that its systems are year 2000 compliant. Equitable Life has contacted third-party vendors and service providers to seek confirmation that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to policyowners and on operations of the investment options. All third-party vendors and service providers considered critical to Equitable Life's business, and substantially all vendors and service providers considered non-critical, have provided us confirmation of their year 2000 compliance or a satisfactory plan for compliance. If confirmation is not received from any of the remaining non-critical vendors or service providers, the vendor or service provider will be replaced, eliminated or the subject of contingency plans. Additionally, Equitable Life has supplemented its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures.

There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations

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and, accordingly, could have a material adverse effect on our ability to administer your policy and operate the investment options.

To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act (P.L. 105-271) (1998).

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38   DIRECTIONS AND PRINCIPAL OFFICERS
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Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.

DIRECTORS

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NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
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FRANCOISE COLLOC'H
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AXA                                     Director of Equitable Life since July 1992. Senior Executive Vice President, Human
23, Avenue Matignon                     Resources and Communications of AXA, and various positions with AXA affiliated
75008 Paris, France                     companies. Director of AXA Financial, Inc. ("AXA Financial") since December 1996.
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HENRI DE CASTRIES
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AXA                                     Director of Equitable Life since September 1993. Director (since May 1994) and
23, Avenue Matignon                     Chairman of the Board (since April 1998) of AXA Financial. Prior thereto, Vice
75008 Paris, France                     Chairman of the Board of AXA Financial (February 1996 to April 1998). Senior
                                        Executive Vice President, Financial Services and Life Insurance Activities
                                        of AXA since 1996. Prior thereto, Executive Vice President Financial
                                        Services and Life Insurance Activities of AXA (1993 to 1996). Also Director or
                                        officer of various subsidiaries and affiliates of the AXA Group. Director of other Equitable Life affiliates. Previously held other officerships with the AXA Group.
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JOSEPH L. DIONNE
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The McGraw-Hill Companies               Director of Equitable Life since May 1982. Chairman (since April 1988) and former
1221 Avenue of the Americas             Chief Executive Officer (April 1983 to April 1988) of The McGraw-Hill Companies.
New York, NY 10020                      Director of AXA Financial (since May 1992). Director, Harris Corporation and Ryder
                                        System, Inc.
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DENIS DUVERNE
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AXA                                     Director of Equitable Life since February 1998. Senior Vice President International
23, Avenue Matignon                     (US-UK-Benelux) AXA. Director since February 1996, Alliance. Director since
75008 Paris, France                     February 1997, Donaldson Lufkin & Jenrette ("DLJ").
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JEAN-RENE FOURTOU
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Rhone-Poulenc S.A.                      Director of Equitable Life since July 1992. Director of AXA Financial since July 1992.
25, Quai Paul Doumer                    Chairman and Chief Executive Officer of Rhone-Poulenc, S.A.; Member, Supervisory
92408 Courbevoie Cedex                  Board of AXA since January 1997; European Advisory Board of Bankers Trust
France                                  Company and Consulting Council of Banque de France; Director, Societe Generale,
                                        Schneider S.A. and Groupe Pernod-Ricard (July 1997 to present).
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NORMAN C. FRANCIS
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Xavier University of Louisiana          Director of Equitable Life since March 1989. President of Xavier University of
7325 Palmetto Street                    Louisiana; Director, First National Bank of Commerce, New Orleans, LA, Piccadilly
New Orleans, LA 70125                   Cafeterias, Inc., and Entergy Corporation.
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DONALD J. GREENE
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LeBoeuf, Lamb, Greene & MacRae, L.L.P.  Director of Equitable Life since July 1991. Partner, LeBoeuf, Lamb, Greene & MacRae,
125 West 55th Street                    L.L.P. Director of AXA Financial since May 1992.
New York, NY 10019-4513

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DIRECTORS (CONTINUED)


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NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
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JOHN T. HARTLEY
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1025 NASA Boulevard                    Director of Equitable Life since August 1987. Currently a Director and retired
Melbourne, FL 32919                    Chairman and Chief Executive Officer of Harris Corporation (retired July 1995);
                                       previously held other officerships with Harris Corporation. Director of AXA
                                       Financial since May 1992; Director of the McGraw Hill Companies.
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JOHN H.F. HASKELL JR.
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SBC Warburg Dillon Read LLC            Director of Equitable Life since July 1992; Director of AXA Financial since July 1992;
535 Madison Avenue                     Managing Director of Warburg Dillon Read LLC, and member of its Board of
New York, NY 10022                     Directors; Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998);
                                       Director, Pall Corporation (November 1998 to present), and Dillon, Read Limited).
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MARY R. (NINA) HENDERSON
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Bestfoods Grocery                      Director of Equitable Life since December 1996. President of Bestfoods Grocery
BESTFOODS                              (formerly CPC Specialty Markets Group); Vice President, BESTFOODS (formerly CPC
International Plaza                    International, Inc.) since 1993. Prior thereto, President of CPC Specialty Markets
700 Sylvan Avenue                      Group. Director of AXA Financial since December 1996; Director, Hunt Corporation.
Englewood Cliffs, NJ 07632-9976
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W. EDWIN JARMAIN
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Jarmain Group Inc.                     Director of Equitable Life since July 1992. President of Jarmain Group Inc. and officer
121 King Street West                   or director of several affiliated companies. Chairman and Director of FCA
Suite 2525                             International Ltd. (until May 1998). Director of various AXA affiliated companies and
Toronto, Ontario M5H 3T9               National Mutual Holdings Limited (July 1998-Present; Alternate Director, the National
Canada                                 Mutual Life Association of Australasia Limited (until 1998); National Mutual Asia
                                       Limited and National Mutual Insurance Company Limited, Hong Kong (February 1997
                                       to present). Previously held other officerships with FCA International.
                                       Director of AXA Financial since July 1992.
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GEORGE T. LOWY
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Cravath, Swaine & Moore                Director of Equitable Life since July 1992. Partner, Cravath, Swaine & Moore.
825 Eighth Avenue                      Director, Eramet.
New York, NY 10019
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DIDIER PINEAU-VALENCIENNE
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Schneider S.A.                         Director of Equitable Life since February 1996. Former Chairman and Chief Executive
64/70, Avenue Jean-Baptiste Clement    Officer of Schneider S.A. as of February 1999, Honorary Chairman. Chairman or
92646 Boulogne-Billancourt Cedex       director of numerous subsidiaries and affiliated companies of Schneider and AXA
France                                 Financial. Director of the Company and Equitable Life from July 1992 to February
                                       1995. Member, Supervisory Board, AXA and Lagardere ERE; Director, CGIP, Sema Group
                                       PLC and Rhone-Poulenc, SA; Member of European Advisory Board of Bankers Trust
                                       Company, Supervisory Board of Banque Paribas (until 1998) and Advisory Boards of Bankers Trust Company, Booz Allen & Hamilton (USA) and Banque de France.
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40   DIRECTORS AND PRINCIPAL OFFICERS
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DIRECTORS (CONTINUED)


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NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
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GEORGE J. SELLA, JR.
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P.O. Box 397                            Director of Equitable Life since May 1987. Retired Chairman and Chief Executive
Newton, NJ 07860                        Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of AXA Financial, since May 1992.
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PETER J. TOBIN
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St. John's University                   Director of Equitable Life since March 1999; Dean, College of Business
8000 Utopia Parkway                     Administration, St. John's University (since August 1998); Chief Financial Officer,
Jamaica, NY 11439                       Chase Manhattan Corp. (1985 to 1997).
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DAVE H. WILLIAMS
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Alliance Capital Management             Director of Equitable Life since March 1991. Chairman and Chief Executive Officer of
Corporation                             Alliance until January 1999 and Chairman or Director of numerous subsidiaries and
1345 Avenue of the Americas             affiliated companies of Alliance. Senior Executive Vice President of AXA since January
New York, NY 10105                      1997. Director of AXA Financial, since May 1992.

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OFFICERS-DIRECTORS


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NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
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MICHAEL HEGARTY
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                                        Director of Equitable Life since January 1998. President since January 1998 and
                                        Chief Operating Officer since February 1998, Equitable Life. Vice Chairman since
                                        April 1998, Senior Executive Vice President (January 1998 to April 1998),
                                        and Director and Chief Operating Officer (both since January 1998), AXA Financial.
                                        Vice Chairman (from 1996 to 1997), Chase Manhattan Corporation. Vice Chairman (from
                                        1995 to 1996) and Senior Executive Vice President (from 1991 to 1995), Chemical
                                        Bank. Executive Vice President, Chief Operating Officer and Director since March
                                        1998, Equitable Investment Corporation ("EIC"); ACMC, Inc. ("ACMC") (since March
                                        1998). Director, Equitable Capital Management Corporation ("ECMC") (since
                                        March 1998), Alliance and DLJ (both May 1998 to Present).
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EDWARD D. MILLER
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                                        Director of Equitable Life since August 1997. Chairman of the Board since January
                                        1998, Chief Executive Officer since August 1997, President (August 1997 to January
                                        1998), Equitable Life. Director, President and Chief Executive Officer, all since
                                        August 1997, AXA Financial. Senior Executive Vice President and Member of the
                                        Executive Committee, AXA; Senior Vice Chairman, Chase Manhattan Corporation
                                        (March 1996 to April 1997). President (January 1994 to March 1996) and Vice
                                        Chairman (December 1991 to January 1994), Chemical Bank. Director, Alliance (since
                                        August 1997), DLJ (since November 1997), ECMC (since March 1998), ACMC, Inc. (since
                                        March 1998), and AXA Canada (since September 1998). Director, Chairman,
                                        President and Chief Executive Officer since March 1998, EIC. Director, KeySpan
                                        Energy.
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STANLEY B. TULIN
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                                        Director and Vice Chairman of the Board since February 1998, and Chief Financial
                                        Officer since May 1996, Equitable Life. Senior Executive Vice President until
                                        February 1998, and Chief Financial Officer since May 1997, AXA Financial. Vice
                                        President until 1998, EQ ADVISORS TRUST. Director, Alliance (since July 1997), and
                                        DLJ (since June 1997). Prior thereto, Chairman, Insurance Consulting and
                                        Actuarial Practice, Coopers & Lybrand, L.L.P.

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42   DIRECTORS AND PRINCIPAL OFFICERS
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OTHER OFFICERS


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NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
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LEON B. BILLIS
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                                        Executive Vice President (since February 1998) and Chief Information Officer (since
                                        November 1994), Equitable Life. Previously held other officerships with Equitable Life;
                                        Director, J.M.R. Realty Services, Inc.
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DERRY E. BISHOP
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                                        Executive Vice President (since September 1998), Chief Agency Officer, (since
                                        December 1997), and Senior Vice President (January 1995 to September 1998),
                                        Equitable Life; Director (since January 1995) and Executive Vice President (since
                                        November 1994), EQ Financial Consultants, Inc. ("EQF").
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HARVEY BLITZ
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                                        Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Director,
                                        The Equitable of Colorado, Inc.. Vice President and Chief Financial Officer since
                                        March 1997, EQ ADVISORS TRUST. Director and Chairman, Frontier Trust Company
                                        ("Frontier"). Executive Vice President since November 1996 and Director, EQF.
                                        Director until May 1996, Equitable Distributors, Inc. ("EDI"). Director and Senior Vice
                                        President, EquiSource. Director and Officer of various Equitable Life affiliates.
                                        Previously held other officerships with Equitable Life and its affiliates.
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KEVIN R. BYRNE
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                                        Senior Vice President and Treasurer, Equitable Life and AXA Financial.
                                        Treasurer, EIC (since June 1997), EquiSource and Frontier. President and
                                        Chief Executive Officer (since September 1997), and prior thereto, Vice President and Treasurer, Equitable Casualty Insurance Company ("Casualty"). Vice
                                        President and Treasurer, EQ ADVISORS TRUST (since March 1997). Director,
                                        Chairman, President and Chief Executive Officer, Equitable JV Holdings (since
                                        August 1997). Director (since July 1997), and Senior Vice President and Chief
                                        Financial Officer (since April 1998), ACMC and ECMC. Previously held other officerships with Equitable Life and its affiliates.
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JOHN A. CAROSELLI
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                                        Executive Vice President (since September 1998), Equitable Life; Senior Vice
                                        President, Equitable Life (February 1998 to September 1998); Senior Vice
                                        President, Chase Manhattan Corp. (1996 to 1998); Vice President, Chemical Bank
                                        (1991 to 1996).
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JUDY A. FAUCETT
--------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life, (since September 1996) and Actuary (September
                                        1996 to December 1998). Partner and Senior Actuarial Consultant, Coopers &
                                        Lybrand L.L.P. (January 1989 to August 1996).
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            DIRECTORS AND PRINCIPAL OFFICERS  43
--------------------------------------------------------------------------------


OTHER OFFICERS (CONTINUED)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
--------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Controller, Equitable Life and AXA Financial. Senior
                                        Vice President and Chief Financial Officer, The Equitable of Colorado, Inc.,
                                        since March 1997. Previously held other officerships with Equitable Life and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
--------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Auditor, Equitable Life. Vice President and Auditor, AXA
                                        Financial.
--------------------------------------------------------------------------------------------------------------------------------
ROBERT E. GARBER
--------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and General Counsel, Equitable Life and AXA
                                        Financial. Previously held other officerships with Equitable Life and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
MARK A. HUG
--------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President since April 1997, Equitable Life. Prior thereto, Vice President,
                                        Aetna.
--------------------------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
--------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Chief Compliance Officer and Associate General Counsel,
                                        Equitable Life. Previously held other officerships with Equitable Life.
--------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. MARTIN
--------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since September 1998) and Chief Marketing Officer (since
                                        December 1997). Prior thereto, Senior Vice President and Chief Marketing Officer,
                                        Equitable Life. Chairman and Chief Executive Officer, EQF. Vice President, EQ
                                        ADVISORS TRUST (until April 1998) and THE HUDSON RIVER TRUST. Director,
                                        Equitable Underwriting and Sales Agency (Bahamas), Ltd. and EquiSource; Director
                                        and Executive Vice President (since December 1998), Colorado, prior thereto, Director and Senior Vice President. Previously held other officerships with Equitable Life and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
RICHARD J. MATTEIS
--------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President, Equitable Life (since May 1998); Executive Vice
                                        President, Chase Manhattan Corporation (January 1983 to June 1997); Director,
                                        EQF (since October 1998).
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
44   DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PETER D. NORIS
--------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                        President since May 1995 and Chief Investment Officer since July 1995, AXA
                                        Financial. Trustee, THE HUDSON RIVER TRUST, and Chairman, President and Trustee
                                        since March 1997, EQ ADVISORS TRUST. Director, Alliance, and Equitable Real Estate
                                        (until June 1997). Executive Vice President, EQF, since November 1996. Director,
                                        EREIM Managers Corp. (since July 1997), and EREIM LP Corp. (since October 1997).
                                        Prior to May 1995, Vice President/Manager, Insurance Companies Investment
                                        Strategies Group, Salomon Brothers, Inc.
--------------------------------------------------------------------------------------------------------------------------------
BRIAN S. O'NEIL
--------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President, Equitable Life (since June 1998); Director of Investment,
                                        AXA Investment Management (January 1998 to June 1998); Chief Investment Officer, AXA
                                        Investment Management (July 1995 to January 1998).
--------------------------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
--------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life. Director, Chairman and Chief Operating Officer,
                                        Casualty, (since September 1997). Director, Equitable Agri-Business, Inc. (until
                                        June 1997). Previously held other officerships with Equitable Life and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
--------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President (since February 1999); Vice President, Secretary and Associate
                                        General Counsel, Equitable Life and AXA Financial, since September 1995. Previously held other officerships with Equitable Life.
--------------------------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
--------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President (since February 1995) and Deputy General Counsel (since
                                        June 1996), Equitable Life. Senior Vice President and Associate General Counsel
                                        (since September 1996), AXA Financial. Director, EQF. Senior Vice President and
                                        General Counsel, EIC (June 1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
JOSE S. SUQUET
--------------------------------------------------------------------------------------------------------------------------------
                                        Senior Executive Vice President (since February 1998), Chief Distribution Officer
                                        (since December 1997) and Chief Agency Officer (August 1994 to December 1997),
                                        Equitable Life. Prior thereto, Agency Manager. Executive Vice President since
                                        May 1996, AXA Financial. Vice President since March 1998, THE HUDSON RIVER TRUST.
                                        Chairman (since December 1997), EDI.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            DIRECTORS AND PRINCIPAL OFFICERS  45
--------------------------------------------------------------------------------


OTHER OFFICERS (CONTINUED)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
GREGORY G. WILCOX
--------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since September 1998), Senior Vice President (May 1992 to
                                        September 1998), Equitable Life. Senior Vice President (since May 1992), AXA
                                        Financial.
--------------------------------------------------------------------------------------------------------------------------------
R. LEE WILSON
--------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since May 1998) and Deputy Chief Financial Officer (since
                                        September 1998), Equitable Life. Prior thereto, Executive Vice President, Chase
                                        Manhattan Bank.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
46   FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE
--------------------------------------------------------------------------------


Financial statements of Separate Account FP and Equitable Life


--------------------------------------------------------------------------------


The financial statements of Separate Account FP as of December 31, 1998 and for each of the three years in the period ended December 31, 1998 and the financial statements of Equitable Life as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Separate Account FP and Equitable Life as of June 30, 1999 are unaudited. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.

INDEX TO FINANCIAL STATEMENTS

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


Report of Independent Accountants..................................................................................      FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 1998.........................................................      FSA-3
   Statements of Operations for the Years Ended December 31, 1998, 1997 and 1996...................................      FSA-4
   Statements of Changes in Net Assets for the Years Ended December 31, 1998, 1997 and 1996........................      FSA-7
   Notes to Financial Statements...................................................................................     FSA-10


Unaudited Financial Statements:
   Statements of Assets and Liabilities, June 30, 1999.............................................................     FSA-13
   Statements of Operations for the Six Months Ended June 30, 1999.................................................     FSA-15
   Statements of Changes in Net Assets for the Six Months Ended June 30, 1999......................................     FSA-17
   Notes to Financial Statements...................................................................................     FSA-19


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Report of Independent Accountants..................................................................................        F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 1998 and 1997.........................................................        F-2
   Consolidated Statements of Earnings, Years Ended December 31, 1998, 1997 and 1996...............................        F-3
   Consolidated Statements of Shareholder's Equity, Years Ended December 31, 1998, 1997 and 1996...................        F-4
   Consolidated Statements of Cash Flows, Years Ended December 31, 1998, 1997 and 1996.............................        F-5
   Notes to Consolidated Financial Statements......................................................................        F-6


Unaudited Consolidated Financial Statements:
   Consolidated Balance Sheets, June 30, 1999 and December 31, 1998................................................       F-42
   Consolidated Statements of Earnings for the Three and Six Months Ended June 30, 1999 and 1998...................       F-43
   Consolidated Statements of Shareholder's Equity for the Six Months Ended June 30, 1999 and 1998.................       F-44
   Consolidated Statements of Cash Flows for the Six Months Ended June 30, 1999 and 1998...........................       F-45
   Notes to Consolidated Financial Statements......................................................................       F-46


+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.




                                     FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance High Yield Fund, Alliance Common Stock Fund, Alliance Aggressive Stock Fund, Alliance Small Cap Growth Fund, (collectively "Hudson River Trust funds") and the Merrill Lynch Basic Value Equity Fund, Merrill Lynch World Strategy Fund, MFS Research Fund, MFS Emerging Growth Companies Fund, Morgan Stanley Emerging Markets Equity Fund and EQ/Putnam Growth & Income Value Fund, (collectively "EQ Advisors Trust funds"), separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (formerly Equitable Variable Life Insurance Company Separate Account FP) at December 31, 1998 and the results of each of their operations and changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust and in The EQ Advisors Trust at December 31, 1998 with the transfer agent, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
February 8, 1999


                                      FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998


                                         ------------------------------------------------------------------------------------------
                                            ALLIANCE         ALLIANCE           ALLIANCE          ALLIANCE
                                             MONEY             HIGH              COMMON          AGGRESSIVE         ALLIANCE
                                             MARKET            YIELD             STOCK              STOCK           SMALL CAP
                                              FUND             FUND               FUND              FUND           GROWTH FUND
                                         ---------------   --------------   -----------------   --------------    --------------

ASSETS
Investments in shares of
  the Trusts -- at market
  value (Notes 2 and 6)
   Cost:  $  252,036,846..............     $253,573,296
             191,596,765..............                      $170,697,910
           2,256,517,409..............                                        $2,945,826,613
             945,225,569..............                                                           $971,940,783
              40,047,285..............                                                                              $48,828,240
Receivable for Trust shares sold......               --               --                  --       15,756,667        12,471,839
Receivable for policy-related
   transactions.......................       17,848,216               --           3,228,813               --                --
                                         ---------------   --------------   -----------------   --------------    --------------
Total Assets..........................      271,421,512      170,697,910       2,949,055,426      987,697,450        61,300,079
                                         ---------------   --------------   -----------------   --------------    --------------

LIABILITIES
Payable for Trust shares purchased....       16,331,370           35,027           5,828,987               --                --
Payable for policy-related                           --
   transactions.......................                           289,889                  --       16,503,396        12,640,148
Amount retained by Equitable Life
   in Separate Account
   FP (Note 4)........................          414,349          136,603             699,865          415,973           188,682
                                         ---------------   --------------   -----------------   --------------    --------------
Total Liabilities.....................       16,745,719          461,519           6,528,852       16,919,369        12,828,830
                                         ---------------   --------------   -----------------   --------------    --------------
NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS....................     $254,675,793     $170,236,391      $2,942,526,574     $970,778,081       $48,471,249
                                         ===============   ==============   =================   ==============    ==============


                                    ------------------------------------------------------------------------------------------------
                                        MERRILL         MERRILL                            MFS          MORGAN
                                       LYNCH BASIC      LYNCH                           EMERGING       STANLEY        EQ/PUTNAM
                                         VALUE          WORLD                            GROWTH        EMERGING         GROWTH &
                                         EQUITY        STRATEGY       MFS RESEARCH      COMPANIES       MARKETS      INCOME VALUE
                                          FUND           FUND            FUND             FUND        EQUITY FUND         FUND
                                     -------------   -------------   --------------   -------------   ------------   --------------

ASSETS
Investments in shares of
  the Trusts -- at market
  value (Notes 2 and 6)
   Cost:  $   20,272,609...........   $20,180,650
               4,940,984...........                    $5,128,718
              24,727,882...........                                    $28,040,945
              49,044,186...........                                                    $56,040,636
              12,317,395...........                                                                    $9,374,762
              15,594,112...........                                                                                    $16,754,714
Receivable for Trust shares sold...        10,202              --               --       1,181,194             --               --
Receivable for policy-related
   transactions....................            --           7,652           63,970              --             --               --
                                     -------------   -------------   --------------   -------------   ------------   --------------
Total Assets.......................    20,190,852       5,136,370       28,104,915      57,221,557      9,374,762       16,754,714
                                     -------------   -------------   --------------   -------------   ------------   --------------

LIABILITIES
Payable for Trust shares purchased.            --              --           82,934              --         18,854            3,033
Payable for policy-related
   transactions....................        29,458              --               --       1,224,733          7,369            8,426
Amount retained by Equitable Life
   in Separate Account
   FP (Note 4).....................        76,304       1,365,122           60,594          31,895      2,334,195          106,949
                                     -------------   -------------   --------------   -------------   ------------   --------------
Total Liabilities..................       105,762       1,372,779          143,528       1,256,628      2,360,418          118,408
                                     -------------   -------------   --------------   -------------   ------------   --------------
NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.................   $20,085,090      $3,763,591      $27,961,387     $55,964,929     $7,014,344      $16,636,306
                                     =============   =============   ==============   =============   ============   ==============

-------------------------
See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                       FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,


                                                    ------------------------------------------------------------------------------
                                                             ALLIANCE MONEY MARKET                    ALLIANCE HIGH YIELD
                                                                      FUND                                    FUND
                                                    ------------------------------------ ---------------------------------------
                                                      1998            1997      1996         1998          1997         1996
                                                    ------------ ---------- -----------  -------------- -----------  ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts...................  $10,719,684  $9,754,675  $9,126,793   $ 18,449,747  $12,918,934  $ 8,696,039
   Expenses (Note 3):
      Mortality and expense risk charges..........    1,204,220   1,101,168   1,025,149      1,007,106      789,982      518,429
                                                    ------------ ----------- ----------- -------------- ------------ ------------
NET INVESTMENT INCOME (LOSS)......................    9,515,464   8,653,507   8,101,644     17,442,641   12,128,952    8,177,610
                                                    ------------ ----------- ----------- -------------- ------------ ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.........     (161,314)   (513,800)   (110,954)    (2,344,392)     936,554      939,559
      Realized gain distribution from the Trusts..        7,750      13,435          --      3,396,523    6,365,633    6,119,053
                                                    ------------ ----------- ----------- -------------- ------------ ------------
NET REALIZED GAIN (LOSS)..........................     (153,564)   (500,365)   (110,954)     1,052,131    7,302,187    7,058,612
                                                    ------------ ----------- ----------- -------------- ------------ ------------
   Unrealized appreciation (depreciation)
      on investments:
      Beginning of period.........................      804,349      24,023      89,976      8,622,836    5,664,824    3,823,981
      End of period...............................    1,536,450     804,349      24,023    (20,898,854)   8,622,836    5,664,824
                                                    ------------ ----------- ----------- -------------- ------------ ------------
   Change in unrealized appreciation
      (depreciation)
      during the period...........................      732,101     780,326     (65,953)   (29,521,690)   2,958,012    1,840,843
                                                    ------------ ----------- ----------- -------------- ------------ ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS.................................      578,537     279,961    (176,907)   (28,469,559)  10,260,199    8,899,455
                                                    ============ =========== =========== ============== ============ ============
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS......................  $10,094,001  $8,933,468  $7,924,737   $(11,026,918) $22,389,151  $17,077,065
                                                    ============ =========== =========== ============== ============ ============


                                                           --------------------------------------------
                                                                   ALLIANCE COMMON STOCK
                                                                            FUND
                                                            -------------------------------------------
                                                                 1998              1997           1996
                                                            -------------- ------------- -------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts............................  $ 15,939,680  $ 10,668,337  $ 11,773,551
   Expenses (Note 3):
      Mortality and expense risk charges...................    14,600,706    11,435,936     8,267,795
                                                            -------------- ------------- -------------
NET INVESTMENT INCOME (LOSS)...............................     1,338,974      (767,599)    3,505,756
                                                            -------------- ------------- -------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..................   169,109,310    53,841,049    30,128,838
      Realized gain distribution from the Trusts...........   353,834,250   164,814,473   157,423,606
                                                            -------------- ------------- -------------
NET REALIZED GAIN (LOSS)...................................   522,943,560   218,655,522   187,552,444
                                                            -------------- ------------- -------------
   Unrealized appreciation (depreciation) on investments:
      Beginning of period..................................   567,231,009   294,432,897   181,824,279
      End of period........................................   689,309,204   567,231,009   294,432,897
                                                            -------------- ------------- -------------
   Change in unrealized appreciation (depreciation)
      during the period....................................   122,078,195   272,798,112   112,608,618
                                                            -------------- ------------- -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..........................................   645,021,755   491,453,634   300,161,062
                                                            ============== ============= =============
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS...............................  $646,360,729  $490,686,035  $303,666,818
                                                            ============== ============= =============

-------------------------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                       FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (Continued)
FOR THE YEARS ENDED DECEMBER 31,


                                                             -----------------------------------------------------------------------
                                                                                                                 ALLIANCE SMALL
                                                                        ALLIANCE AGGRESSIVE STOCK                  CAP GROWTH
                                                                                   FUND                               FUND
                                                             ---------------------------------------------  ------------------------
                                                               1998               1997            1996            1998*        1997*
                                                             -------------  -------------   -------------   -----------   ----------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts...........................    $  4,461,38    $  1,311,613    $  1,661,263    $    4,062    $   4,189
   Expenses (Note 3):
      Mortality and expense risk charges..................      5,581,296      5,299,127       4,086,388       215,285       41,540
                                                             -------------  -------------   -------------   -----------   ----------
NET INVESTMENT INCOME (LOSS)..............................     (1,119,907)    (3,987,514)     (2,425,125)     (211,223)     (37,351)
                                                             -------------  -------------   -------------   -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.................    (39,688,312)    28,217,939      30,549,608    (7,585,521)    (609,208)
      Realized gain distribution from the Trusts..........     46,528,461     79,729,154     133,080,595            --      545,833
                                                             -------------  -------------   -------------   -----------   ----------

NET REALIZED GAIN (LOSS)..................................      6,840,149    107,947,093     163,630,203    (7,585,521)     (63,375)
                                                             -------------  -------------   -------------   -----------   ----------
   Unrealized appreciation (depreciation) on investments:
      Beginning of period.................................     32,695,620     46,617,235      80,271,118       771,812           --
      End of period.......................................     26,715,214     32,695,620      46,617,235     8,780,955      771,812
                                                             -------------  -------------   -------------   -----------   ----------
   Change in unrealized appreciation (depreciation)
      during the period...................................     (5,980,406)   (13,921,615)    (33,653,883)    8,009,143      771,812
                                                             -------------  -------------   -------------   -----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS.........................................        859,743     94,025,478     129,976,320       423,622      708,437
                                                             =============  =============   =============   ===========   ==========
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................   $   (260,164)  $ 90,037,964    $127,551,195    $  212,399    $ 671,086
                                                             =============  =============   =============   ===========   ==========


                                                             -----------------------------
                                                                        MERILL LYNCH
                                                                        BASIC VALUE
                                                                        EQUITY FUND
                                                             -----------------------------
                                                                  1998            1997*
                                                             -------------   -------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts...........................      $ 192,441       $  35,810
   Expenses (Note 3):
      Mortality and expense risk charges..................         66,427           9,349
                                                             -------------   -------------
NET INVESTMENT INCOME (LOSS)..............................        126,014          26,461
                                                             -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.................        207,032           6,656
      Realized gain distribution from the Trusts..........        667,083          33,738

                                                             -------------   -------------
NET REALIZED GAIN (LOSS)..................................        874,115          40,394
                                                             -------------   -------------
   Unrealized appreciation (depreciation) on investments:
      Beginning of period.................................        135,003              --
      End of period.......................................        (91,959)        135,003
                                                             -------------   -------------
   Change in unrealized appreciation (depreciation)
      during the period...................................      (226,962)         135,003
                                                             -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS.........................................        647,153         175,397
                                                             -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................      $ 773,167        $201,858
                                                             =============   =============

-------------------------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                       FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (Concluded)
FOR THE YEARS ENDED DECEMBER 31,




                                                      -----------------------------------------------------------------------------
                                                                                                            MFS EMERGING
                                                      MERRILL LYNCH WORLD         MFS RESEARCH            GROWTH COMPANIES
                                                         STRATEGY FUND                FUND                      FUND
                                                      ----------------------- ---------------------- -----------------------------
                                                       1998         1997*      1998        1997*          1998           1997*
                                                      ---------- ------------ ----------- ---------- ---------------- ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts......................  $ 36,750     $ 17,124  $   71,137   $ 20,442  $       969         $ 24,358
   Expenses (Note 3):
      Mortality and expense risk charges..............   12,469        2,678      86,044     13,127          157,484       18,835
                                                      ---------- ------------ ----------- ---------- ---------------- ------------
NET INVESTMENT INCOME (LOSS)..........................   24,281       14,446     (14,907)     7,315         (156,515)       5,523
                                                      ---------- ------------ ----------- ---------- ---------------- ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.............   19,432       (3,626)    494,412      6,989        4,270,964      161,034
      Realized gain distribution from the Trusts......       --       38,995          --     81,156               --      296,998
                                                      ---------- ------------ ----------- ---------- ---------------- ------------
NET REALIZED GAIN (LOSS)..............................   19,432       35,369     494,412     88,145        4,270,964      458,032
                                                      ---------- ------------ ----------- ---------- ---------------- ------------
   Unrealized appreciation (depreciation)
      on investments:
      Beginning of period............................   (37,926)          --     249,382         --          171,320           --
      End of period..................................   187,734      (37,926)  3,313,063    249,382        6,996,177      171,320
                                                      ---------- ------------ ----------- ---------- ---------------- ------------
   Change in unrealized appreciation (depreciation)
      during the period..............................   225,660      (37,926)  3,063,681    249,382        6,824,857      171,320
                                                      ---------- ------------ ----------- ---------- ---------------- ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................   245,092       (2,557)  3,558,093    337,527       11,095,821      629,352
                                                      ---------  -----------  ----------- ---------- ---------------- ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................  $269,373     $ 11,889  $3,543,186   $344,842      $10,939,306     $634,875
                                                      ========== ============ =========== ========== ================ ============


                                                      -----------------------------------------------------------
                                                            MORGAN STANLEY                   EQ/PUTNAM
                                                        EMERGING MARKETS EQUITY        GROWTH & INCOME VALUE
                                                                 FUND                          FUND
                                                      ------------------------------- ---------------------------
                                                          1998           1997**           1998         1997*
                                                      -------------- ---------------- -------------- ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts......................    $   37,240      $    16,623     $  143,999     $ 33,273
   Expenses (Note 3):
      Mortality and expense risk charges..............       23,921            2,862         56,995        9,655
                                                      -------------- ---------------- -------------- ------------
NET INVESTMENT INCOME (LOSS)..........................       13,319           13,761         87,004       23,618
                                                      -------------- ---------------- -------------- ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.............     (637,290)         (14,566)       209,398        1,078
      Realized gain distribution from the Trusts......           --               --        130,047       27,226
                                                      -------------- ---------------- -------------- ------------
NET REALIZED GAIN (LOSS)..............................     (637,290)         (14,566)       339,445       28,304
                                                      -------------- ---------------- -------------- ------------
   Unrealized appreciation (depreciation)
      on investments:
      Beginning of period............................    (1,079,388)              --        269,561           --
      End of period..................................    (2,942,633)      (1,079,388)     1,160,602      269,561
                                                      -------------- ---------------- -------------- ------------
   Change in unrealized appreciation (depreciation)
      during the period..............................    (1,863,245)      (1,079,388)       891,041      269,561
                                                      -------------- ---------------- -------------- ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................    (2,500,535)      (1,093,954)     1,230,486      297,865
                                                      -------------- ---------------- -------------- ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................   $(2,487,216)     $(1,080,193)    $1,317,490     $321,483
                                                      ============== ================ ============== ============

-------------------------
See Notes to Financial Statements.
*   Commencement of Operations on May 1, 1997.
**  Comencement of Operations on August 20, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                       FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,


                                              --------------------------------------------------------------------------------------
                                                          ALLIANCE MONEY MARKET                     ALLIANCE HIGH YIELD
                                                                 FUND                                        FUND
                                              -------------------------------------------- -----------------------------------------
                                                   1998           1997           1996          1998          1997          1996
                                              -------------- -------------- -------------- ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............  $   9,515,464  $   8,653,507   $  8,101,644  $ 17,442,641  $ 12,128,952  $  8,177,610
   Net realized gain (loss).................       (153,564)      (500,365)      (110,954)    1,052,131     7,302,187     7,058,612
   Change in unrealized appreciation
      (depreciation) on investments.........        732,101        780,326        (65,953)  (29,521,690)    2,958,012     1,840,843
                                              -------------- -------------- -------------- ------------- ------------- -------------
   Net increase (decrease) in net assets
      from operations.......................      10,094,001      8,933,468      7,924,737   (11,026,918)   22,389,151   17,077,065
                                              -------------- -------------- -------------- ------------- ------------- -------------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)....................     229,608,273    234,059,930    101,890,108    36,502,918    26,933,221   19,454,716
   Benefits and other policy-related
      transactions (Note 3).................    (41,370,215)   (40,687,124)   (38,404,209)  (20,288,710)  (14,530,462)  (16,165,764)
   Net transfers among funds and
      guaranteed interest account...........   (128,607,686)  (259,049,840)   (36,607,946)    2,677,159    26,385,799     9,301,980
                                              ------------- -------------- --------------- ------------- ------------- -------------
   Net increase (decrease) in net assets
      from policy-related transactions......     59,630,372    (65,677,034)    26,877,953    18,891,177    38,788,558    12,590,932
                                              -------------- -------------- -------------- ------------- ------------- -------------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).............       (128,382)       (49,726)       (63,127)       (6,237)     (189,179)     (209,120)
                                              -------------- -------------- -------------- ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.............     69,595,991    (56,793,292)    34,739,563     7,858,022    60,988,530    29,458,877
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD......................    185,079,802    241,873,094    207,133,531   162,378,369   101,389,839    71,930,962
                                              -------------- -------------- -------------- ------------- ------------- -------------
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   END OF PERIOD............................  $ 254,675,793  $ 185,079,802   $241,873,094  $170,236,391  $162,378,369  $101,389,839
                                              ============== ============== ============== ============= ============= =============


                                              -------------------------------------------------------------
                                                                  ALLIANCE COMMON STOCK
                                                                         FUND
                                               ------------------------------------------------------------
                                                      1998               1997                 1996
                                               ------------------- ------------------- --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............      $    1,338,974      $     (767,599)      $    3,505,756
   Net realized gain (loss).................         522,943,560         218,655,522          187,552,444
   Change in unrealized appreciation
      (depreciation) on investments.........         122,078,195         272,798,112          112,608,618
                                              ------------------- ------------------- --------------------
   Net increase (decrease) in net assets
      from operations.......................         646,360,729         490,686,035          303,666,818
                                              ------------------- ------------------- --------------------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)....................         322,874,015         282,279,826          271,193,481
   Benefits and other policy-related
      transactions (Note 3).................        (250,079,870)       (199,662,183)        (154,302,728)
   Net transfers among funds and
      guaranteed interest account...........          24,136,275          56,849,823            4,064,266
                                              ------------------- ------------------- --------------------
   Net increase (decrease) in net assets
      from policy-related transactions......          96,930,420         139,467,466          120,955,019
                                              ------------------- ------------------- --------------------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).............          (1,609,215)            (86,740)            (429,232)
                                              ------------------- ------------------- --------------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.............         741,681,934         630,066,761          424,192,605
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD......................       2,200,844,640       1,570,777,879        1,146,585,274
                                              ------------------- ------------------- --------------------
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   END OF PERIOD............................      $2,942,526,574      $2,200,844,640       $1,570,777,879
                                               =================== =================== ====================

-------------------------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.



                                       FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEARS ENDED DECEMBER 31,


                                                           -------------------------------------------------------------------------
                                                                                                               ALLIANCE SMALL
                                                                     ALLIANCE AGGRESSIVE STOCK                   CAP GROWTH
                                                                                FUND                                FUND
                                                           --------------------------------------------- --------------------------
                                                             1998            1997            1996         1998*         1997*
                                                           -------------- --------------- -------------- ------------ -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).........................   $  (1,119,907)  $  (3,987,514)  $ (2,425,125) $  (211,223)  $   (37,351)
   Net realized gain (loss).............................       6,840,149     107,947,093    163,630,203   (7,585,521)      (63,375)
   Change in unrealized appreciation
      (depreciation) on investments.....................      (5,980,406)    (13,921,615)   (33,653,883)   8,009,143       771,812
                                                           -------------- --------------- -------------- ------------ -------------
   Net increase (decrease) in net assets
      from operations...................................        (260,164)     90,037,964    127,551,195      212,399       671,086
                                                           -------------- --------------- -------------- ------------ -------------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)................................     172,792,283     179,662,167    167,830,465   14,863,783     2,947,848
   Benefits and other policy-related
      transactions (Note 3).............................    (115,442,947)   (107,529,554)   (85,246,883)  (3,897,615)     (599,875)
   Net transfers among funds and
      guaranteed interest account.......................     (43,660,488)      1,712,877     28,481,572   15,043,596    19,670,856
                                                           -------------- --------------- -------------- ------------ -------------
   Net increase (decrease) in net assets
      from policy-related transactions..................      13,688,848      73,845,490    111,065,154   26,009,764    22,018,829
                                                           -------------- --------------- -------------- ------------ -------------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).........................         308,967        (442,155)      (205,349)    (116,777)     (324,052)
                                                           -------------- --------------- -------------- ------------ -------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.........................      13,737,651     163,441,299    238,411,000   26,105,386    22,365,863
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD..................................     957,040,430     793,599,131    555,188,131   22,365,863            --
                                                           -------------- --------------- -------------- ------------ -------------

NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   END OF PERIOD........................................   $ 970,778,081   $ 957,040,430   $793,599,131  $48,471,249   $22,365,863
                                                           ============== =============== ============== ============ =============


                                                     ------------------------------------------------
                                                                                     MERRILL LYNCH
                                                     MERRILL LYNCH BASIC VALUE      WORLD STRATEGY
                                                            EQUITY FUND                  FUND
                                                     ------------------------- ------------------------
                                                         1998        1997*        1998        1997*
                                                     ------------ ------------ ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..................... $   126,014  $   26,461   $   24,281   $  14,446
   Net realized gain (loss).......................       874,115      40,394       19,432      35,369
   Change in unrealized appreciation
      (depreciation) on investments...............      (226,962)    135,003      225,660     (37,926)
                                                     ------------ ------------ ------------ -----------

   Net increase (decrease) in net assets
      from operations.............................       773,167     201,858      269,373      11,889
                                                     ------------ ------------ ------------ -----------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)..........................     6,388,355   1,097,822    1,050,984     334,133
   Benefits and other policy-related
      transactions (Note 3).......................    (1,430,414)   (135,034)    (294,100)    (41,646)
   Net transfers among funds and
      guaranteed interest account.................     8,794,685   4,661,128    1,271,852   1,374,499
                                                     ------------ ------------ ------------ -----------
   Net increase (decrease) in net assets
      from policy-related transactions............    13,752,626   5,623,916    2,028,736   1,666,986
                                                     ------------ ------------ ------------ -----------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)...................       (62,140)   (204,337)    (119,245)    (94,148)
                                                     ------------ ------------ ------------ -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS...................    14,463,653   5,621,437    2,178,864   1,584,727
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD............................     5,621,437          --    1,584,727          --
                                                     ------------ ------------ ------------ -----------
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
  END OF PERIOD...................................   $20,085,090  $5,621,437   $3,763,591   $1,584,727
                                                     ============ ============ ============ ===========

-------------------------
See Notes to Financial Statements.
*  Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.





                                       FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)
FOR THE YEARS ENDED DECEMBER 31,




                                                           --------------------------------------------------------------
                                                                                                 MFS EMERGING
                                                                MFS RESEARCH                   GROWTH COMPANIES
                                                                    FUND                             FUND
                                                           --------------------------- ---------------------------------
                                                            1998            1997*           1998             1997*
                                                           ------------ -------------- ---------------- ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..........................  $   (14,907)    $    7,315     $   (156,515)     $     5,523
   Net realized gain (loss)..............................      494,412         88,145        4,270,964          458,032
   Change in unrealized appreciation
      (depreciation) on investments......................    3,063,681        249,382        6,824,857          171,320
                                                           ------------ -------------- ---------------- ----------------
   Net increase (decrease) in net assets
      from operations....................................    3,543,186        344,842       10,939,306          634,875
                                                           ------------ -------------- ---------------- ----------------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).................................    6,795,257      1,177,137       11,533,783        1,598,358
   Benefits and other policy-related
      transactions (Note 3)..............................   (1,705,211)      (162,042)      (2,705,605)        (294,924)
   Net transfers among funds and
      guaranteed interest account........................   12,108,388      6,389,251       25,975,152        8,886,415
                                                           ------------ -------------- ---------------- ----------------
   Net increase (decrease) in net assets
      from policy-related transactions...................   17,198,434      7,404,346       34,803,330       10,189,849
                                                           ------------ -------------- ---------------- ----------------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)..........................     (208,262)      (321,159)        (153,261)        (449,170)
                                                           ------------ -------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS..........................   20,533,358      7,428,029       45,589,375       10,375,554
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD...................................    7,428,029             --       10,375,554               --
                                                           ------------ -------------- ---------------- ----------------

NET ASSETS ATTRIBUTABLE TO POLICYOWNERS, END OF PERIOD...  $27,961,387     $7,428,029      $55,964,929      $10,375,554
                                                           ============ ============== ================ ================


                                                         ---------------------------------------------------------------
                                                             MORGAN STANLEY                     EQ/PUTNAM
                                                         EMERGING MARKETS EQUITY          GROWTH & INCOME VALUE
                                                                  FUND                             FUND
                                                         ------------------------------- -------------------------------
                                                              1998           1997**            1998           1997*
                                                         -------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......................    $    13,319      $    13,761     $    87,004      $   23,618
   Net realized gain (loss)..........................       (637,290)         (14,566)        339,445          28,304
   Change in unrealized appreciation
      (depreciation) on investments..................     (1,863,245)      (1,079,388)        891,041         269,561
                                                         -------------- ---------------- --------------- ---------------
   Net increase (decrease) in net assets
      from operations................................     (2,487,216)      (1,080,193)      1,317,490         321,483
                                                         -------------- ---------------- --------------- ---------------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).............................      2,442,975          323,739       5,099,897       1,149,748
   Benefits and other policy-related
      transactions (Note 3)..........................       (488,932)          (7,501)     (1,485,166)       (154,351)
   Net transfers among funds and
      guaranteed interest account....................      4,158,460        2,483,527       6,086,532       4,539,465
                                                         -------------- ---------------- --------------- ---------------
   Net increase (decrease) in net assets
      from policy-related transactions...............      6,112,503        2,799,765       9,701,263       5,534,862
                                                         -------------- ---------------- --------------- ---------------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)......................        861,681          807,804         (46,809)       (191,983)
                                                         -------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS......................      4,486,968        2,527,376      10,971,944       5,664,362
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD...............................      2,527,376               --       5,664,362              --
                                                         -------------- ---------------- --------------- ---------------
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
END OF PERIOD........................................    $ 7,014,344      $ 2,527,376     $16,636,306      $5,664,362
                                                         ============== ================ =============== ===============


---------------------------
See Notes to Financial Statements.
*   Commencement of Operations on May 1, 1997.
**  Commencement of Operations on on August 20,1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                       FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

1.  General

    Effective January 1, 1997 Equitable Variable Life Insurance Company ("Equitable Variable Life") was merged into The Equitable Life Assurance Society of the United States ("Equitable Life"). From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life. The merger had no effect on the net assets of the Separate Account attributable to contractowners. Alliance Capital Management L.P., an indirect, majority-owned subsidiary of Equitable Life, manages The Hudson River Trust ("HR Trust") and is investment adviser for all of the investment funds of HR Trust. EQ Financial Consultants, Inc. ("EQFC"), and Equitable Distributors Inc. ("EDI") are wholly owned subsidiaries of Equitable Life. EQFC manages the EQ Advisors Trust ("EQ Trust") and has overall responsibility for general management and administration of EQ Trust.

    Equitable Life Separate Account FP ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of 24 investments funds ("Funds") of which 11 are reported herein: the Alliance Money Market Fund, the Alliance High Yield Fund, the Alliance Common Stock Fund, the Alliance Aggressive Stock Fund, the Alliance Small Cap Growth Fund, Merrill Lynch Basic Value Equity Fund, Merrill Lynch World Strategy Fund, the MFS Research Fund, the MFS Emerging Growth Companies Fund, the Morgan Stanley Emerging Markets Equity Fund, and the EQ/Putnam Growth & Income Value Fund. The assets in each fund are invested in shares of a corresponding portfolio ("Portfolio") of a mutual fund, Class 1B shares of HR Trust or EQ Trust (collectively, the "Trusts"). Class 1B shares are offered by the Trust at net asset value and are subject to fees for investment management and advisory services and other Trust expenses. Class 1B shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that the Trusts, on behalf of each Fund, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class 1B shares in respect of activities primarily intended to result in the sale of the Class 1B shares. These fees are reflected in the net asset value of the shares. The Trusts are open-ended, diversified management investment companies that invest separate account assets of insurance companies. Each Portfolio has separate investment objectives.

    EQFC and EDI earn fees from both Trusts under distribution agreements held with the Trusts. EQFC also earns fees under an investment management agreement with the EQ Trust. Alliance earns fees under an investment advisory agreement with the HR Trust.

    The Account supports the operations of various Equitable Life's insurance products. These products are sold through both Equitable Life's Agent Distribution Channel and Equitable Life's Independent Broker Dealer Distribution Channel. These financial statement footnotes discuss the products, charges and investment return applicable to those life insurance products (Incentive Life Plus & Survivorship 2000) which are sold through Equitable's Independent Broker Dealer Distribution Channel.

    All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

    Receivable/payable for policy-related transactions represent amount due to/from General Account predominately related to premiums, surrenders and death benefits.

    Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to
    (from) the guaranteed interest account of the General Account and other Separate Accounts of $56,300,263, $165,714,430 and $(7,511,567) for the
    years ended 1998, 1997 and 1996, respectively, are included in Net Transfers among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.


+   Formerly known as Equitable Variable Life Insurance Company
    Separate Account FP.


                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

    Investment transactions are recorded on the trade date. Dividends are recorded by HR Trust as income at the end of each quarter and by EQ Trust in the fourth quarter on the ex-dividend date. Dividend and capital gain distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trust at the end of each year.

   The operations of the Account are included in the consolidated federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.  Asset Charges

    Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account. These charges apply to all products supported by the Account. The products sold through Equitable's Independent Broker Dealer Distribution Channel have charges currently for Incentive Life Plus of .60% , and for Survivorship 2000 of .90%. The products sold through Equitable Life's Agent Distribution Channel have charges ranging from 0.60% to 1.80% depending on the features of those products.

    Before amounts are remitted to the Account, Equitable Life deducts a charge for taxes and a premium sales charge from premiums. For one product offered to investors in Equitable's Agent Distribution Channel, the entire premium is allocated to the account, but before additional premiums are allocated to the account an administrative charge is deducted.

    The amounts attributable to various life products in the Account, including Incentive Life Plus and Survivorship 2000 policyowners' accounts, are assessed monthly by Equitable Life for cost of insurance and administrative charges. These charges are withdrawn from the policyowner accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

    Included in the Withdrawals and Administrative Charges line of the Statement of Changes in Net Assets are certain administrative charges which are deducted from the policyowners account value.


+   Formerly known as Equitable Variable Life Insurance Company
    Separate Account FP.


                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 1998


4.  Amounts Retained by Equitable Life in Separate Account FP

    The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense risk charges and administrative charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

    Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

    The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:

                                                                       YEARS ENDED DECEMBER 31,
                                                    --------------------------------------------------
    INVESTMENT FUND                                  1998               1997             1996
    ---------------                                  ----               ----             ----
    Alliance Money Market                     $  (1,591,380)        $    --         $     --
    Alliance High Yield                          (1,839,368)             --               --
    Alliance Common Stock                       (17,381,053)             --           (185,000)
    Alliance Aggressive Stock                    (6,122,856)             --           (125,000)
    Alliance Small Cap Growth                    (1,675,446)         1,200,000           --
    Merrill Lynch Basic Value Equity             (1,459,281)         1,200,000           --
    Merrill Lynch World Strategy                   (861,511)         2,000,000           --
    MFS Research                                 (2,558,541)         2,000,000           --
    MFS Emerging Growth Companies                (2,732,997)         2,000,000           --
    Morgan Stanley Emerging Markets Equity          (21,425)         4,000,000           --
    EQ/Putnam Growth & Income Value              (1,391,562)         1,200,000           --

5.  Distribution and Servicing Agreements

    Equitable Life has entered into Distribution and Servicing Agreements with EQFC, an affiliate of Equitable Life, and EDI, whereby registered representatives of EQFC, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.  Investment Returns

    As of December 31, 1998 no units have been sold for products distributed through Equitable's Independent Broker Dealer Distribution Channel, and consequently investment returns were not presented.

+  Formerly known as Equitable Variable Life Insurance Company
   Separate Account FP.



                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

                                                              ---------------  --------------  ----------------  ------------------

                                                                  ALLIANCE        ALLIANCE         ALLIANCE          ALLIANCE
                                                                   MONEY            HIGH            COMMON          AGGRESSIVE
                                                                   MARKET           YIELD            STOCK             STOCK
                                                                    FUND            FUND             FUND              FUND
                                                              ---------------  --------------  ----------------  ------------------

ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:   $   278,056,391...............................       $285,346,300
               183,669,358...............................                       $165,804,441
             2,373,726,119...............................                                      $3,411,007,624
               837,511,539...............................                                                        $1,018,866,148
                41,928,315...............................
                 3,014,607...............................
                25,428,532...............................
                 4,286,596...............................
Receivable for Trust shares sold.........................                 --              --               --           934,511
Receivable for policy-related
   transactions..........................................          7,854,659              --               --                --
                                                              --------------  --------------  ---------------  ----------------
Total Assets.............................................        293,200,959     165,804,441    3,411,007,624     1,019,800,659
                                                              --------------  --------------  ---------------  ----------------

LIABILITIES
Payable for Trust shares purchased.......................          5,929,219          55,816          718,659               --
Payable for policy-related
   transactions..........................................                 --         175,412        1,293,925         1,294,651
Amount retained by Equitable Life
   in Separate Account
   FP (Note 4)...........................................            395,830         204,459        1,399,513           774,410
                                                              --------------  --------------  ---------------   ---------------
Total Liabilities........................................          6,325,049         435,687        3,412,097         2,069,061
                                                              --------------  --------------  ---------------   ---------------


NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.......................................       $286,875,910    $165,368,754   $3,407,595,527    $1,017,731,598
                                                              ==============  ==============  ===============   ===============


                                                                --------------  ------------  -------------  -------------
                                                                                     EQ/         MERRILL        MERRILL
                                                                   ALLIANCE       ALLIANCE     LYNCH BASIC       LYNCH
                                                                   SMALL CAP       PREMIER        VALUE          WORLD
                                                                    GROWTH         GROWTH        EQUITY        STRATEGY
                                                                     FUND           FUND          FUND           FUND
                                                                --------------  ------------  -------------  -------------

ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:   $   278,056,391...............................
               183,669,358...............................
             2,373,726,119...............................
               837,511,539...............................
                41,928,315...............................        $50,675,127
                 3,014,607...............................                       $3,169,780
                25,428,532...............................                                     $29,772,098
                 4,286,596...............................                                                     $4,590,983
Receivable for Trust shares sold.........................         12,165,858            --             --             --
Receivable for policy-related
   transactions..........................................                 --           701             --        998,950
                                                              --------------  ------------  -------------   ------------
Total Assets.............................................         62,840,985     3,170,481     29,772,098      5,589,933
                                                              --------------  ------------  -------------   ------------

LIABILITIES
Payable for Trust shares purchased.......................                 --            --             --             --
Payable for policy-related
   transactions..........................................         12,168,727            --         31,149             --
Amount retained by Equitable Life
   in Separate Account
   FP (Note 4)...........................................            247,913           749         46,659      1,426,776
                                                              --------------  ------------  -------------   ------------
Total Liabilities........................................         12,416,640           749         77,808      1,426,776
                                                              --------------  ------------  -------------   ------------


NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.......................................        $50,424,345    $3,169,732    $29,694,290     $4,163,157
                                                              ==============  ============  =============  =============

----------------------------------------------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.

                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED) (CONCLUDED)

                                             --------------  --------------  ---------  -------------  -------------
                                                                                            MORGAN
                                                                  MFS           MFS         STANLEY
                                                                EMERGING      GROWTH       EMERGING      EQ/PUTNAM
                                                  MFS            GROWTH        WITH         MARKETS       GROWTH &
                                                RESEARCH        COMPANIES     INCOME        EQUITY         INCOME
                                                  FUND            FUND         FUND          FUND        VALUE FUND
                                             --------------  --------------  ---------  -------------  -------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:       $35,037,606................     $41,314,295
                99,097,880................                   $113,289,390
                     3,287................                                     $3,361
                14,640,855................                                              $16,545,620
                19,227,781................                                                              $22,114,136
Receivable for Trust shares sold..........              --             --          --            --              --
Receivable for policy-related
   transactions...........................              --             --          --            --              --
                                             -------------  -------------  ----------  ------------    ------------
Total Assets..............................      41,314,295    113,289,390       3,361    16,545,620      22,114,136
                                             -------------  -------------  ----------  ------------    ------------

LIABILITIES
Payable for Trust shares purchased........              --             --          --            --              --
Payable for policy-related
   transactions...........................          30,141         71,825          --        22,392          13,766
Amount retained by Equitable Life
   in Separate Account
   FP (Note 4)............................          53,756         44,671          --     1,413,468          47,549
                                             -------------  -------------  ----------  ------------    ------------
Total Liabilities.........................          83,897        116,496          --     1,435,860          61,315
                                             -------------  -------------  ----------  ------------    ------------

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS........................     $41,230,398   $113,172,894      $3,361   $15,109,760     $22,052,821
                                             =============  =============  ==========  ============    ============

----------------------------------------------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.

                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


                                                             -------------  ---------------  ------------------  -----------------

                                                               ALLIANCE
                                                                 MONEY          ALLIANCE          ALLIANCE           ALLIANCE
                                                                MARKET         HIGH YIELD       COMMON STOCK        AGGRESSIVE
                                                                 FUND             FUND              FUND            STOCK FUND
                                                             -------------  ---------------  ------------------  -----------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trust..........................                --               --                  --                 --
   Expenses (Note 3):
      Mortality and expense risk charges................        $  751,318     $    460,762      $    9,129,988       $  2,754,102
                                                             -------------  ---------------  ------------------  -----------------
NET INVESTMENT INCOME...................................          (751,318)        (460,762)         (9,129,988)        (2,754,102)
                                                             -------------  ---------------  ------------------  -----------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments...............           321,186       (5,829,979)         58,398,194        (41,692,663)
      Realized gain distribution from
         the Trusts.....................................                --               --                  --                 --
                                                             -------------  ---------------  ------------------  -----------------
NET REALIZED GAIN (LOSS)................................           321,186       (5,829,979)         58,398,194        (41,692,663)
                                                             -------------  ---------------  ------------------  -----------------
   Unrealized appreciation (depreciation)
      on investments:
      Beginning of period...............................         1,536,450      (20,898,854)        689,309,204         26,715,214
      End of period.....................................         7,289,909      (17,864,917)      1,037,281,505        181,354,609
                                                             -------------  ---------------  ------------------  -----------------
   Change in unrealized appreciation
      (depreciation) during the period..................         5,753,459        3,033,937         347,972,301        154,639,395
                                                             -------------  ---------------  ------------------  -----------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS................................         6,074,645       (2,796,042)        406,370,495        112,946,732
                                                             -------------  ---------------  ------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS............................        $5,323,327     $ (3,256,804)     $  397,240,507       $110,192,630
                                                             =============  ===============  ==================  =================


                                                             -------------  ------------  ---------------  ------------
                                                                                 EQ/          MERRILL         MERRILL
                                                               ALLIANCE       ALLIANCE      LYNCH BASIC        LYNCH
                                                               SMALL CAP       PREMIER         VALUE           WORLD
                                                                GROWTH         GROWTH          EQUITY        STRATEGY
                                                                 FUND           FUND*           FUND           FUND
                                                             -------------  ------------  ---------------  ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trust..........................                --            --               --            --
   Expenses (Note 3):
      Mortality and expense risk charges................        $  123,769      $    744       $   63,842      $  8,910
                                                             -------------  ------------  ---------------  ------------
NET INVESTMENT INCOME...................................          (123,769)         (744)         (63,842)      (8,910)
                                                             -------------  ------------  ---------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments...............         1,069,730            11          178,386       136,851
      Realized gain distribution from
         the Trusts.....................................                --            --               --            --
                                                             -------------  ------------  ---------------  ------------
NET REALIZED GAIN (LOSS)................................         1,069,730            11          178,386       136,851
                                                             -------------  ------------  ---------------  ------------
   Unrealized appreciation (depreciation)
      on investments:
      Beginning of period...............................         8,780,955            --          (91,959)      187,734
      End of period.....................................         8,746,812       155,173        4,343,566       304,386
                                                             -------------  ------------  ---------------  ------------
   Change in unrealized appreciation
      (depreciation) during the period..................           (34,143)      155,173        4,435,525       116,652
                                                             -------------  ------------  ---------------  ------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS................................         1,035,587       155,184        4,613,911       253,503
                                                             -------------  ------------  ---------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS............................        $  911,818      $154,440       $4,550,069      $244,593
                                                             =============  ============  ===============  ============


----------------------------------------------
* Commencement of Operations on June 4, 1999.
+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.

                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED) (CONCLUDED)


                                                            ------------  ------------  --------   -------------  -------------
                                                                                                       MORGAN
                                                                              MFS         MFS         STANLEY
                                                                            EMERGING     GROWTH       EMERGING      EQ/PUTNAM
                                                                MFS          GROWTH       WITH        MARKETS        GROWTH
                                                              RESEARCH     COMPANIES     INCOME        EQUITY        & INCOME
                                                                FUND         FUND         FUND*         FUND        VALUE FUND
                                                            ------------  ------------  --------   -------------  ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trust............................           --            --        --               --             --
   Expenses (Note 3):
      Mortality and expense risk charges..................   $   93,735   $   240,946       $ 1      $    21,322     $   51,757
                                                            -----------   -----------     -----   --------------   ------------
NET INVESTMENT INCOME.....................................      (93,735)     (240,946)       (1)         (21,322)       (51,757)
                                                            -----------   -----------     -----   --------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.................      260,455     3,542,229        --         (946,548)       200,863
      Realized gain distribution from
         the Trusts.......................................           --            --        --               --             --
                                                            -----------   -----------     -----   --------------   ------------
NET REALIZED GAIN (LOSS)..................................      260,455     3,542,229        --         (946,548)       200,863
                                                            -----------   -----------     -----   --------------   ------------
   Unrealized appreciation (depreciation)
      on investments:
      Beginning of period.................................    3,313,063     6,996,177        --       (2,942,633)     1,160,602
      End of period.......................................    6,276,689    14,191,510        74        1,904,765      2,886,355
                                                            -----------   -----------     -----   --------------   ------------
   Change in unrealized appreciation
      (depreciation) during the period....................    2,963,626     7,195,333        74        4,847,398      1,725,753
                                                            -----------   -----------     -----   --------------   ------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS..................................    3,224,081    10,737,562        74        3,900,850      1,926,616
                                                            -----------   -----------     -----   --------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..............................   $3,130,346   $10,496,616       $73      $ 3,879,528     $1,874,859
                                                            ===========   ===========     =====   ==============   ============

----------------------------------------------
See Notes to Financial Statements.
* Commencement of Operations on June 4, 1999.
+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.

                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                               ----------------  ---------------  ---------------  ----------------


                                                                                    ALLIANCE          ALLIANCE         ALLIANCE
                                                                ALLIANCE MONEY     HIGH YIELD       COMMON STOCK      AGGRESSIVE
                                                                  MARKET FUND         FUND              FUND          STOCK FUND
                                                               ----------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income...................................       $   (751,318)    $   (460,762)  $   (9,129,988)   $   (2,754,102)
   Net realized gain (loss)................................            321,186       (5,829,979)      58,398,194       (41,692,663)
   Change in unrealized appreciation
      (depreciation) on investments........................          5,753,459        3,033,937      347,972,301       154,639,395
                                                               ---------------   --------------   --------------   ---------------
   Net increase (decrease) in net assets
     from operations.......................................          5,323,327       (3,256,804)     397,240,507       110,192,630
                                                               ---------------   --------------   --------------   ---------------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)...................................        119,732,477       18,517,002      187,556,807        81,731,848
   Benefits and other policy-related
      transactions (Note 3)................................        (34,659,548)     (11,219,965)    (148,400,649)      (61,595,209)
   Net transfers among funds and
      guaranteed interest account..........................        (58,245,849)      (8,930,488)      28,881,595       (82,900,383)
                                                               ---------------   --------------   --------------   ---------------
   Net increase (decrease) in net assets
      from policy-related transactions.....................         26,827,080       (1,633,451)      68,037,753       (62,763,744)
                                                               ---------------   --------------   --------------   ---------------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)............................             49,710           22,618         (209,307)         (475,369)
                                                               ---------------   --------------   --------------   ---------------
INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS............................................         32,200,117       (4,867,637)     465,068,953        46,953,517
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF
   PERIOD..................................................        254,675,793      170,236,391    2,942,526,574       970,778,081
                                                               ---------------   --------------   --------------   ---------------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.............................       $286,875,910     $165,368,754   $3,407,595,527    $1,017,731,598
                                                               ===============   ==============   ==============   ===============

                                                               -------------   -----------  ------------  -----------
                                                                                    EQ/        MERRILL       MERRILL
                                                                  ALLIANCE       ALLIANCE    LYNCH BASIC      LYNCH
                                                                 SMALL CAP       PREMIER        VALUE         WORLD
                                                                   GROWTH        GROWTH        EQUITY       STRATEGY
                                                                    FUND          FUND*         FUND          FUND
                                                               -------------   -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income...................................     $  (123,769)   $     (744)  $   (63,842)  $   (8,910)
   Net realized gain (loss)................................       1,069,730            11       178,386      136,851
   Change in unrealized appreciation
      (depreciation) on investments........................         (34,143)      155,173     4,435,525      116,652
                                                               ------------   -----------   -----------   ----------
   Net increase (decrease) in net assets
     from operations.......................................         911,818       154,440     4,550,069      244,593
                                                               ------------   -----------   -----------   ----------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)...................................       9,385,875       171,747     4,905,653      800,971
   Benefits and other policy-related
      transactions (Note 3)................................      (2,743,073)        1,396    (1,416,212)    (280,064)
   Net transfers among funds and
      guaranteed interest account..........................      (5,517,236)    2,842,105     1,584,368     (304,380)
                                                               ------------   -----------   -----------   ----------
   Net increase (decrease) in net assets
      from policy-related transactions.....................       1,125,566     3,015,248     5,073,809      216,527
                                                               ------------   -----------   -----------   ----------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)............................         (84,288)           44       (14,678)     (61,554)
                                                               ------------   -----------   -----------   ----------
INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS............................................       1,953,096     3,169,732     9,609,200      399,566
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF
   PERIOD..................................................      48,471,249            --    20,085,090    3,763,591
                                                               ------------   -----------   -----------   ----------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.............................     $50,424,345    $3,169,732   $29,694,290   $4,163,157
                                                               ============   ===========   ===========   ==========

----------------------------------------------
See Notes to Financial Statements.
* Commencement of Operations on June 4, 1999.
+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.

                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


                                                               ------------  ------------- --------  ------------ -------------
                                                                                                        MORGAN
                                                                                  MFS         MFS      STANLEY
                                                                               EMERGING     GROWTH     EMERGING    EQ/PUTNAM
                                                                  MFS           GROWTH       WITH      MARKETS      GROWTH
                                                                RESEARCH      COMPANIES     INCOME      EQUITY      & INCOME
                                                                  FUND           FUND        FUND*       FUND       VALUE FUND
                                                               ------------  ------------- --------  ------------ -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income...................................    $   (93,735)  $   (240,946)  $   (1)  $   (21,322)  $   (51,757)
   Net realized gain (loss)................................        260,455      3,542,229       --      (946,548)      200,863
   Change in unrealized appreciation
      (depreciation) on investments........................      2,963,626      7,195,333       74     4,847,398     1,725,753
                                                               ------------  -------------  ------   ----------- --------------
   Net increase (decrease) in net assets
     from operations.......................................      3,130,346     10,496,616       73     3,879,528     1,874,859
                                                               ------------  -------------  ------   ----------- --------------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)...................................      6,629,966     14,937,031    3,183     1,890,930     3,723,800
   Benefits and other policy-related
      transactions (Note 3)................................     (2,173,926)    (5,320,719)      --      (742,061)   (1,237,624)
   Net transfers among funds and
      guaranteed interest account..........................      5,687,025     37,193,059      105     3,800,925     1,065,567
                                                               ------------  -------------  ------   ----------- --------------
   Net increase (decrease) in net assets
      from policy-related transactions.....................     10,143,065     46,809,371    3,288     4,949,794     3,551,743
                                                               ------------  -------------  ------   ----------- --------------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)............................         (4,400)       (98,022)      --      (733,906)      (10,087)
                                                               ------------  -------------  ------   ----------- --------------
INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.........................................     13,269,011     57,207,965    3,361     8,095,416     5,416,515
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD.......................     27,961,387     55,964,929       --     7,014,344    16,636,306
                                                               ------------  -------------  ------   ----------- --------------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.............................    $41,230,398   $113,172,894   $3,361   $15,109,760   $22,052,821
                                                               ============  =============  ======   =========== ==============

----------------------------------------------
See Notes to Financial Statements.
* Commencement of Operations on June 4, 1999.
+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.

                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1999

1.  GENERAL

    Effective January 1, 1997 Equitable Variable Life Insurance Company ("Equitable Variable Life") was merged into The Equitable Life Assurance Society of the United States ("Equitable Life"). From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life. The merger had no effect on the net assets of the Separate Account attributable to contractowners. Alliance Capital Management L.P., an indirect, majority-owned subsidiary of Equitable Life, manages The Hudson River Trust ("HR Trust") and is investment adviser for all of the investment funds of HR Trust. EQ Financial Consultants, Inc. ("EQFC"), and Equitable Distributors, Inc. ("EDI") are wholly owned subsidiaries of Equitable Life. EQFC manages the EQ Advisors Trust ("EQ Trust") and has overall responsibility for general management and administration of EQ Trust.

    Equitable Life Separate Account FP ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of 24 investments funds ("Funds") of which 13 are reported herein: the Alliance Money Market Fund, the Alliance High Yield Fund, the Alliance Common Stock Fund, the Alliance Aggressive Stock Fund, the Alliance Small Cap Growth Fund, EQ/Alliance Premier Growth, Merrill Lynch Basic Value Equity Fund, Merrill Lynch World Strategy Fund, MFS Growth with Income, the MFS Research Fund, the MFS Emerging Growth Companies Fund, the Morgan Stanley Emerging Markets Equity Fund, and the EQ/Putnam Growth & Income Value Fund. The assets in each fund are invested in shares of a corresponding portfolio ("Portfolio") of a mutual fund, Class 1B shares of HR Trust or EQ Trust (collectively, the "Trusts"). Class 1B shares are offered by the Trust at net asset value and are subject to fees for investment management and advisory services and other Trust expenses. Class 1B shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that the Trusts, on behalf of each Fund, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class 1B shares in respect of activities primarily intended to result in the sale of the Class 1B shares. These fees are reflected in the net asset value of the shares. The Trusts are open-ended, diversified management investment companies that invest separate account assets of insurance companies. Each Portfolio has separate investment objectives.

    EQFC and EDI earn fees from both Trusts under distribution agreements held with the Trusts. EQFC also earns fees under an investment management agreement with the EQ Trust. Alliance earns fees under an investment advisory agreement with the HR Trust.

    The Account supports the operations of various Equitable Life Insurance products. These products are sold through both Equitable Life's Agent Distribution Channel and Equitable Life's Independent Broker Dealer Distribution Channel. These financial statement footnotes discuss the products, charges and investment return applicable to those life insurance products (Incentive Life Plus & Survivorship 2000) which are sold through Equitable's Independent Broker Dealer Distribution Channel.

    All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

    Receivable/payable for policy-related transactions represent amount due to/from General Account predominately related to premiums, surrenders and death benefits.

    Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to
    (from) the guaranteed interest account of the General Account and other Separate Accounts of $(74,843,587) for the six months ended June 30, 1999, are included in Net Transfers among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.


                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999

2.  SIGNIFICANT ACCOUNTING POLICIES

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

    Investment transactions are recorded on the trade date. Dividends are recorded by the Trusts in the fourth quarter on the ex-dividend date. Dividend and capital gain distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trust at the end of each year.

    The operations of the Account are included in the consolidated federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.  ASSET CHARGES

    Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account. These charges apply to all products supported by the Account. The products sold through Equitable's Independent Broker Dealer Distribution Channel have charges currently for Incentive Life Plus of .60% and for Survivorship 2000 of .90%. The products sold through Equitable Life's Agent Distribution Channel have charges ranging from 0.60% to 1.80% depending on the features of those products.

    Before amounts are remitted to the Account, Equitable Life deducts a charge for taxes and a premium sales charge from premiums. For one product offered to investors in Equitable's Agent Distribution Channel, the entire premium is allocated to the account, but before additional premiums are allocated to the account an administrative charge is deducted.

    The amounts attributable to various life products in the Account, including Incentive Life Plus and Survivorship 2000 policyowners' accounts, are assessed monthly by Equitable Life for cost of insurance and administrative charges. These charges are withdrawn from the policyowner accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

    Included in the Withdrawals and Administrative Charges line of the Statement of Changes in Net Assets are certain administrative charges which are deducted from the policyowner's account value.

+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999

4.  AMOUNTS RETAINED BY EQUITABLE LIFE IN SEPARATE ACCOUNT FP

    The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense risk charges and administrative charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

    Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

    The following table shows the surplus withdrawals by Equitable Life by investment fund:

                                                            SIX MONTHS ENDED
                                                                JUNE 30,
                                                          ---------------------
       INVESTMENT FUND                                           1999
       ---------------                                           ----
          Alliance Money Market                               $  890,096
          Alliance High Yield                                    487,287
          Alliance Common Stock                                8,989,648
          Alliance Aggressive Stock                            3,004,033
          Alliance Small Cap Growth                              223,825
          EQ/Alliance Premier Growth                                  --
          Merrill Lynch Basic Value Equity                       108,167
          Merrill Lynch World Strategy                             8,810
          MFS Research                                           104,972
          MFS Emerging Growth Companies                          323,192
          MFS Growth with Income                                      --
          Morgan Stanley Emerging Markets Equity               1,685,953
          EQ/Putnam Growth & Income Value                        121,245

5.  DISTRIBUTION AND SERVICING AGREEMENTS

    Equitable Life has entered into Distribution and Servicing Agreements with EQFC, an affiliate of Equitable Life, and EDI, whereby registered representatives of EQFC, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.  INVESTMENT RETURNS

    The tables on the following pages show the gross and net investment returns with respect to the Funds for the periods shown. The net return for each Fund is based upon beginning and ending net unit value for a policy and is not based on the average net assets in the Fund during such period. Gross return is equal to the total return earned by the underlying Trust investment which is after deduction of trust expense.

    The Separate Account rates of return attributable to Incentive Life Plus policyowners are different than those attributable to Survivorship 2000 policyowners because asset charges are deducted at different rates under each policy (see Note 3). As of June 30, 1999 no units have been sold in the Merrill Lynch Basic Value Equity Fund and the Merrill Lynch World Strategy Fund for products distributed through Equitable's Independent Broker Dealer Distribution Channel, and consequently investment returns were not presented for these funds.

+  Formerly known as Equitable Variable Life Insurance Company Separate
   Account FP.


                                     FSA-21

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999

RATES OF RETURN:
INCENTIVE LIFE PLUS
-------------------
                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE MONEY MARKET FUND                                    1999
----------------------------                                  ----
Gross return..................................                2.16
Net return....................................                1.85

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE HIGH YIELD FUND                                      1999
------------------------                                      ----
Gross return..................................               (1.80)
Net return....................................               (2.09)

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE COMMON STOCK FUND                                    1999
-----------------------------                                 ----
Gross return..................................                13.55
Net return....................................                13.21

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE AGGRESSIVE STOCK FUND                                1999
-------------------------------                               ----
Gross return..................................                12.24
Net return....................................                11.91

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE SMALL CAP GROWTH FUND                                1999
--------------------------------                              ----
Gross return..................................               (0.61)
Net return....................................               (0.91)

                                                          JUNE 4(A) TO
                                                            JUNE 30,
                                                       --------------------
EQ/ALLIANCE PREMIER GROWTH FUND                               1999
----------------------------------                            ----
Gross return..................................                5.86
Net return....................................                5.82

                                                        SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
MFS RESEARCH FUND                                             1999
--------------------                                          ----
Gross return..................................                9.01
Net return....................................                8.69

                                                        SIX MONTHS ENDED (A)
                                                              JUNE 30,
                                                       --------------------
MFS EMERGING GROWTH COMPANIES FUND                            1999
---------------------------------------                       ----
Gross return..................................                12.78
Net return....................................                12.43

                                                           JUNE 4(B) TO
                                                              JUNE 30,
                                                       --------------------
MFS GROWTH WITH INCOME FUND                                   1999
------------------------------                                ----
Gross return..................................                1.80
Net return....................................                1.75

-------------------
 +  Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) The gross return and net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and net return for the periods indicated are not annualized rates of return.


                                     FSA-22

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE PLUS
-------------------
                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       -------------------
MORGAN STANLEY EMERGING MARKETS EQUITY FUND                   1999
----------------------------------------------                ----
Gross return..................................               38.24
Net return....................................               37.72

                                                      SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       -------------------
EQ/PUTNAM GROWTH & INCOME VALUE FUND                          1999
----------------------------------------                      ----
Gross return..................................               10.81
Net return....................................               10.40

-------------------
 +  Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) The gross return and net return for the periods indicated are not annualized rates of return.


                                     FSA-23

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999

RATES OF RETURN (CONTINUED):
SURVIVORSHIP 2000
-----------------
                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       -------------------
ALLIANCE MONEY MARKET FUND                                    1999
----------------------------                                  ----
Gross return..................................                2.16
Net return....................................                1.70

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE HIGH YIELD FUND                                      1999
------------------------                                      ----
Gross return..................................               (1.80)
Net return....................................               (2.24)

                                                       SIX MONTHS ENDED (B)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE COMMON STOCK FUND                                    1999
-----------------------------                                 ----
Gross return..................................                13.55
Net return....................................                13.04

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE AGGRESSIVE STOCK FUND                                1999
-------------------------------                               ----
Gross return..................................                12.24
Net return....................................                11.74

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE SMALL CAP GROWTH FUND                                1999
--------------------------------                              ----
Gross return..................................               (0.61)
Net return....................................               (1.05)

                                                          JUNE 4(A) TO
                                                             JUNE 30,
                                                       --------------------
EQ/ALLIANCE PREMIER GROWTH FUND                               1999
---------------------------------                             ----
Gross return..................................                5.86
Net return....................................                5.79

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
MFS RESEARCH FUND                                             1999
--------------------                                          ----
Gross return..................................                9.01
Net return....................................                8.53

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
MFS EMERGING GROWTH COMPANIES FUND                            1999
---------------------------------------                       ----
Gross return..................................                12.78
Net return....................................                12.27

                                                           JUNE 4(B) TO
                                                             JUNE 30,
                                                       --------------------
MFS GROWTH WITH INCOME FUND                                   1999
------------------------------                                ----
Gross return..................................                1.80
Net return....................................                1.73

-------------------
 +  Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) The gross return and net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and net return for the periods indicated are not annualized rates of return.


                                     FSA-24

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
JUNE 30, 1999

RATES OF RETURN (CONCLUDED):
SURVIVORSHIP 2000
-----------------

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       -------------------
MORGAN STANLEY EMERGING MARKETS EQUITY FUND                   1999
----------------------------------------------                ----
Gross return..................................               38.24
Net return....................................               37.51

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       -------------------
EQ/PUTNAM GROWTH & INCOME VALUE FUND                          1999
----------------------------------------                      ----
Gross return..................................               10.81
Net return....................................               10.23

-------------------
 +  Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) The gross return and net return for the periods indicated are not annualized rates of return.


                                     FSA-25

                        Report of Independent Accountants


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its method of accounting for long-lived assets in 1996.




/s/PricewaterhouseCoopers LLP
-----------------------------
PricewaterhouseCoopers LLP
New York, New York
February 8, 1999

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    18,993.7        $    19,630.9
    Held to maturity, at amortized cost.....................................           125.0                  -
  Mortgage loans on real estate.............................................         2,809.9              2,611.4
  Equity real estate........................................................         1,676.9              2,495.1
  Policy loans..............................................................         2,086.7              2,422.9
  Other equity investments..................................................           713.3                951.5
  Investment in and loans to affiliates.....................................           928.5                731.1
  Other invested assets.....................................................           808.2                612.2
                                                                              -----------------    -----------------
      Total investments.....................................................        28,142.2             29,455.1
Cash and cash equivalents...................................................         1,245.5                300.5
Deferred policy acquisition costs...........................................         3,563.8              3,236.6
Amounts due from discontinued operations....................................             2.7                572.8
Other assets................................................................         3,051.9              2,687.4
Closed Block assets.........................................................         8,632.4              8,566.6
Separate Accounts assets....................................................        43,302.3             36,538.7
                                                                              -----------------    -----------------

Total Assets................................................................   $    87,940.8        $    81,357.7
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    20,889.7        $    21,579.5
Future policy benefits and other policyholders' liabilities.................         4,694.2              4,553.8
Short-term and long-term debt...............................................         1,181.7              1,716.7
Other liabilities...........................................................         3,474.3              3,267.2
Closed Block liabilities....................................................         9,077.0              9,073.7
Separate Accounts liabilities...............................................        43,211.3             36,306.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        82,528.2             76,497.2
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,110.2              3,105.8
Retained earnings...........................................................         1,944.1              1,235.9
Accumulated other comprehensive income......................................           355.8                516.3
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         5,412.6              4,860.5
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................   $    87,940.8        $    81,357.7
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $    1,056.2       $       950.6      $       874.0
Premiums......................................................          588.1               601.5              597.6
Net investment income.........................................        2,228.1             2,282.8            2,203.6
Investment gains (losses), net................................          100.2               (45.2)              (9.8)
Commissions, fees and other income............................        1,503.0             1,227.2            1,081.8
Contribution from the Closed Block............................           87.1               102.5              125.0
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        5,562.7             5,119.4            4,872.2
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,153.0             1,266.2            1,270.2
Policyholders' benefits.......................................        1,024.7               978.6            1,317.7
Other operating costs and expenses............................        2,201.2             2,203.9            2,075.7
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,378.9             4,448.7            4,663.6
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change.................................        1,183.8               670.7              208.6
Federal income taxes..........................................          353.1                91.5                9.7
Minority interest in net income of consolidated subsidiaries..          125.2                54.8               81.7
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations before cumulative
  effect of accounting change.................................          705.5               524.4              117.2
Discontinued operations, net of Federal income taxes..........            2.7               (87.2)             (83.8)
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                   -                (23.1)
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        3,105.8             3,105.8            3,105.8
Additional capital in excess of par value.....................            4.4                 -                  -
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,110.2             3,105.8            3,105.8

Retained earnings, beginning of year..........................        1,235.9               798.7              788.4
Net earnings..................................................          708.2               437.2               10.3
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        1,944.1             1,235.9              798.7
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive income,
  beginning of year...........................................          516.3               177.0              361.4
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income, end of year...........          355.8               516.3              177.0
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    5,412.6       $     4,860.5      $     4,084.0
                                                                =================  =================  =================

COMPREHENSIVE INCOME
Net earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
  adjustment..................................................         (149.5)              343.7             (206.6)
Minimum pension liability adjustment..........................          (11.0)               (4.4)              22.2
                                                                -----------------  -----------------  -----------------
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Comprehensive Income..........................................   $      547.7       $       776.5      $      (174.1)
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Net earnings..................................................   $      708.2       $       437.2      $        10.3
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,153.0             1,266.2            1,270.2
  Universal life and investment-type product
    policy fee income.........................................       (1,056.2)             (950.6)            (874.0)
  Investment (gains) losses...................................         (100.2)               45.2                9.8
  Change in Federal income tax payable........................          123.1               (74.4)            (197.1)
  Other, net..................................................         (324.9)              169.4              330.2
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          503.0               893.0              549.4
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,289.0             2,702.9            2,275.1
  Sales.......................................................       16,972.1            10,385.9            8,964.3
  Purchases...................................................      (18,578.5)          (13,205.4)         (12,559.6)
  Decrease (increase) in short-term investments...............          102.4              (555.0)             450.3
  Decrease in loans to discontinued operations................          660.0               420.1            1,017.0
  Sale of subsidiaries........................................            -                 261.0                -
  Other, net..................................................         (341.8)             (612.6)            (281.0)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by investing activities..............        1,103.2              (603.1)            (133.9)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,508.1             1,281.7            1,925.4
    Withdrawals...............................................       (1,724.6)           (1,886.8)          (2,385.2)
  Net (decrease) increase in short-term financings............         (243.5)              419.9                (.3)
  Repayments of long-term debt................................          (24.5)             (196.4)            (124.8)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................          (87.2)              (83.9)               -
  Other, net..................................................          (89.5)              (62.7)             (66.5)
                                                                -----------------  -----------------  -----------------

Net cash used by financing activities.........................         (661.2)             (528.2)            (651.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................          945.0              (238.3)            (235.9)
Cash and cash equivalents, beginning of year..................          300.5               538.8              774.7
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,245.5       $       300.5      $       538.8
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      130.7       $       217.1      $       109.9
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      254.3       $       170.0      $       (10.0)
                                                                =================  =================  =================

                See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiaries, Equitable of Colorado ("EOC"), and, prior to December 31, 1996, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), in which Equitable Life has a 57.7% ownership interest, and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate in which Equitable Life has a 32.5% ownership interest. AXA ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.5% at December 31, 1998 (53.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment includes Alliance, the results of DLJ which are accounted for on an equity basis, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts. DLJ's businesses include securities underwriting, sales and trading, merchant banking, financial advisory services, investment research, venture capital, correspondent brokerage services, online interactive brokerage services and asset management. DLJ serves institutional, corporate, governmental and individual clients both domestically and internationally. EREIM provided real estate investment management services, property management services, mortgage servicing and loan asset management, and agricultural investment management.

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance and EREIM (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

        All significant intercompany transactions and balances except those with the Closed Block and discontinued operations (see Note 8) have been eliminated in consolidation. The years "1998," "1997" and "1996" refer to the years ended December 31, 1998, 1997 and 1996, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1998 presentation.

        Closed Block

        On July 22, 1992, Equitable Life established the Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        Discontinued operations include the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the Guaranteed Interest Contract ("GIC") lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and believes the allowance for future losses at December 31, 1998 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        Accounting Changes

        In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for public companies to report information about operating segments in annual and interim financial statements issued to shareholders. It also specifies related disclosure requirements for products and services, geographic areas and major customers. Generally, financial information must be reported using the basis management uses to make operating decisions and to evaluate business performance. The Company implemented SFAS No. 131 effective December 31, 1998 and continues to identify two operating segments to reflect its major businesses: Insurance and Investment Services. While the segment descriptions are the same as those previously reported, certain amounts have been reattributed between the two reportable segments. Prior period comparative segment information has been restated.

        In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. The Company applied the provisions of SOP 98-1 prospectively effective January 1, 1998. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. Adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management intends to sell or abandon is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Initial adoption of the impairment requirements of SFAS No. 121 to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

        New Accounting Pronouncements

        In October 1998, the FASB issued SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," which amends existing  accounting and reporting  standards for certain  activities of mortgage banking enterprises and other enterprises that conduct operations that are substantially similar to the primary operations of a mortgage banking enterprise. This statement is effective for the first fiscal quarter beginning after December 15, 1998. This statement is not expected to have a material impact on the Company's consolidated financial statements.

        In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. It requires all derivatives to be recognized on the balance sheet at fair value. The accounting for changes in the fair value of a derivative depends on its intended use. Derivatives not used in hedging activities must be adjusted to fair value through earnings. Changes in the fair value of derivatives used in hedging activities will, depending on the nature of the hedge, either be offset in earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in other comprehensive income until the hedged item affects earnings. For all hedging activities, the ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

        SFAS No. 133 requires adoption in fiscal years beginning after June 15, 1999 and permits early adoption as of the beginning of any fiscal quarter following issuance of the statement. Retroactive application to financial statements of prior periods is prohibited. The Company expects to adopt SFAS No. 133 effective January 1, 2000. Adjustments resulting from initial adoption of the new requirements will be reported in a manner similar to the cumulative effect of a change in accounting principle and will be reflected in net income or accumulated other comprehensive income based upon existing hedging relationships, if any. Management currently is assessing the impact of adoption. However, Alliance's adoption is not expected to have a significant impact on the Company's consolidated balance sheet or statement of earnings. Also, since most of DLJ's derivatives are carried at fair values, the Company's consolidated earnings and financial position are not expected to be significantly affected by DLJ's adoption of the new requirements.

        In late 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts that Do Not Transfer Insurance Risk". This SOP, effective for fiscal years beginning after June 15, 1999, provides guidance to both the insured and insurer on how to apply the deposit method of accounting when it is required for insurance and reinsurance contracts that do not transfer insurance risk. The SOP does not address or change the requirements as to when deposit accounting should be applied. SOP 98-7 applies to all entities and all insurance and reinsurance contracts that do not transfer insurance risk except for long-duration life and health insurance contracts. This SOP is not expected to have a material impact on the Company's consolidated financial statements.

        In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

        Valuation of Investments

        Fixed maturities identified as available for sale are reported at estimated fair value. Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Valuation allowances are netted against the asset categories to which they apply.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized   investment   gains   (losses)  are   determined  by  specific
        identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains (losses).

        Unrealized investment gains and losses on equity securities and fixed maturities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 25 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1998, the expected investment yield, excluding policy loans, generally ranged from 7.29% grading to 6.5% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996 a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its Pension Par and DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $938.6 million and $886.7 million at December 31, 1998 and 1997, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Incurred benefits related to current year..........  $       202.1       $      190.2       $      189.0
        Incurred benefits related to prior years...........           22.2                2.1               69.1
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       224.3       $      192.3       $      258.1
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        17.0       $       28.8       $       32.6
        Benefits paid related to prior years...............          155.4              146.2              153.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       172.4       $      175.0       $      185.9
                                                            =================   ================   =================

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  board  of  directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 1998, participating policies, including those in the Closed Block, represent approximately 19.9% ($49.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1998, 1997 and 1996, investment results of such Separate Accounts were $4,591.0 million, $3,411.1 million and $2,970.6 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Employee Stock Option Plan

        The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the Statement, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option price. See Note 22 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        Gross               Gross
                                                   Amortized          Unrealized         Unrealized          Estimated
                                                      Cost              Gains              Losses            Fair Value
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (In Millions)
        December 31, 1998
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,520.8      $       793.6       $      379.6       $    14,934.8
            Mortgage-backed....................        1,807.9               23.3                 .9             1,830.3
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,464.1              107.6                 .7             1,571.0
            States and political subdivisions..           55.0                9.9                -                  64.9
            Foreign governments................          363.3               20.9               30.0               354.2
            Redeemable preferred stock.........          242.7                7.0               11.2               238.5
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,453.8      $       962.3       $      422.4       $    18,993.7
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       125.0      $         -         $        -         $       125.0
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $        58.3      $       114.9       $       22.5       $       150.7
                                                =================  =================   ================   =================

        December 31, 1997
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,850.5      $       785.0       $       74.5       $    15,561.0
            Mortgage-backed....................        1,702.8               23.5                1.3             1,725.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,583.2               83.9                 .6             1,666.5
            States and political subdivisions..           52.8                6.8                 .1                59.5
            Foreign governments................          442.4               44.8                2.0               485.2
            Redeemable preferred stock.........          128.0                6.7                1.0               133.7
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,759.7      $       950.7       $       79.5       $    19,630.9
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $       408.4      $        48.7       $       15.0       $       442.1
                                                =================  =================   ================   =================

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1998 and 1997, securities without a readily ascertainable market value having an amortized cost of $3,539.9 million and $3,759.2 million, respectively, had estimated fair values of $3,748.5 million and $3,903.9 million, respectively.

        The contractual maturity of bonds at December 31, 1998 is shown below:

                                                                                        Available for Sale
                                                                                ------------------------------------
                                                                                   Amortized          Estimated
                                                                                     Cost             Fair Value
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Due in one year or less................................................  $      324.8       $      323.4
        Due in years two through five..........................................       3,778.2            3,787.9
        Due in years six through ten...........................................       6,543.4            6,594.1
        Due after ten years....................................................       5,756.8            6,219.5
        Mortgage-backed securities.............................................       1,807.9            1,830.3
                                                                                ----------------   -----------------
        Total..................................................................  $   18,211.1       $   18,755.2
                                                                                ================   =================

        Corporate bonds held to maturity with an amortized cost and estimated fair value of $125.0 million are due in one year or less.

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1998, approximately 15.1% of the $18,336.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        In addition, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        Fixed maturity investments with restructured or modified terms are not material.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balances, beginning of year........................  $       384.5       $      137.1       $      325.3
        SFAS No. 121 release...............................            -                  -               (152.4)
        Additions charged to income........................           86.2              334.6              125.0
        Deductions for writedowns and
          asset dispositions...............................         (240.1)             (87.2)            (160.8)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        34.3       $       55.8       $       50.4
          Equity real estate...............................          196.3              328.7               86.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        At December 31, 1998, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.8 million.

        At December 31, 1998 and 1997, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $7.0 million (0.2% of total mortgage loans on real estate) and $23.4 million (0.9% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $115.1 million and $183.4 million at December 31, 1998 and 1997, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $10.3 million, $17.2 million and $35.5 million in 1998, 1997 and 1996, respectively. Gross interest income on these loans included in net investment income aggregated $8.3 million, $12.7 million and $28.2 million in 1998, 1997 and 1996, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         December 31,
                                                                            ----------------------------------------
                                                                                   1998                 1997
                                                                            -------------------  -------------------
                                                                                         (In Millions)
        Impaired mortgage loans with provision for losses..................  $        125.4       $        196.7
        Impaired mortgage loans without provision for losses...............             8.6                  3.6
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           134.0                200.3
        Provision for losses...............................................           (29.0)               (51.8)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        105.0       $        148.5
                                                                            ===================  ===================

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1998, 1997 and 1996, respectively, the Company's average recorded investment in impaired mortgage loans was $161.3 million, $246.9 million and $552.1 million. Interest income recognized on these impaired mortgage loans totaled $12.3 million, $15.2 million and $38.8 million ($.9 million, $2.3 million and $17.9 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1998 and 1997, the carrying value of equity real estate held for sale amounted to $836.2 million and $1,023.5 million, respectively. For 1998, 1997 and 1996, respectively, real estate of $7.1 million, $152.0 million and $58.7 million was acquired in satisfaction of debt. At December 31, 1998 and 1997, the Company owned $552.3 million and $693.3 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $374.8 million and $541.1 million at December 31, 1998 and 1997, respectively. Depreciation expense on real estate totaled $30.5 million, $74.9 million and $91.8 million for 1998, 1997 and 1996, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for real estate joint ventures (25 and 29 individual ventures as of December 31, 1998 and 1997, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       913.7      $     1,700.9
        Investments in securities, generally at estimated fair value...........          636.9            1,374.8
        Cash and cash equivalents..............................................           85.9              105.4
        Other assets...........................................................          279.8              584.9
                                                                                ----------------   -----------------
        Total Assets...........................................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       367.1      $       493.4
        Borrowed funds - the Company...........................................           30.1               31.2
        Other liabilities......................................................          197.2              284.0
                                                                                ----------------   -----------------
        Total liabilities......................................................          594.4              808.6
                                                                                ----------------   -----------------

        Partners' capital......................................................        1,321.9            2,957.4
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Equity in partners' capital included above.............................  $       312.9      $       568.5
        Equity in limited partnership interests not included above.............          442.1              331.8
        Other..................................................................             .7                4.3
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $       755.7      $       904.6
                                                                                ================   =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       246.1       $      310.5       $      348.9
        Revenues of other limited partnership interests....          128.9              506.3              386.1
        Interest expense - third party.....................          (33.3)             (91.8)            (111.0)
        Interest expense - the Company.....................           (2.6)              (7.2)             (30.0)
        Other expenses.....................................         (197.0)            (263.6)            (282.5)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       142.1       $      454.2       $      311.5
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        59.6       $       76.7       $       73.9
        Equity in net earnings of limited partnership
          interests not included above.....................           22.7               69.5               35.8
        Other..............................................            -                  (.9)                .9
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $        82.3       $      145.3       $      110.6
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $     1,489.0       $    1,459.4       $    1,307.4
        Mortgage loans on real estate......................          235.4              260.8              303.0
        Equity real estate.................................          356.1              390.4              442.4
        Other equity investments...........................           83.8              156.9              122.0
        Policy loans.......................................          144.9              177.0              160.3
        Other investment income............................          185.7              181.7              217.4
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,494.9            2,626.2            2,552.5

          Investment expenses..............................         (266.8)            (343.4)            (348.9)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,228.1       $    2,282.8       $    2,203.6
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $       (24.3)      $       88.1       $       60.5
        Mortgage loans on real estate......................          (10.9)             (11.2)             (27.3)
        Equity real estate.................................           74.5             (391.3)             (79.7)
        Other equity investments...........................           29.9               14.1               18.9
        Sale of subsidiaries...............................           (2.6)             252.1                -
        Issuance and sales of Alliance Units...............           19.8                -                 20.6
        Issuance and sale of DLJ common stock..............           18.2                3.0                -
        Other..............................................           (4.4)               -                 (2.8)
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $       100.2       $      (45.2)      $       (9.8)
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $101.6 million, $11.7 million and $29.9 million for 1998, 1997 and 1996, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million for 1997. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $132.3 million of writedowns on real estate held for production of income were recorded.

        For 1998, 1997 and 1996, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $15,961.0 million, $9,789.7 million and $8,353.5 million. Gross gains of $149.3 million, $166.0 million and $154.2 million and gross losses of $95.1 million, $108.8 million and $92.7 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1998, 1997 and 1996 amounted to $(331.7) million, $513.4 million and $(258.0)
        million, respectively.

        For 1998, 1997 and 1996, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.9 million, $137.5 million and $136.7 million, respectively.

        On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note which was paid in 1998. The Company recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE continues to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

        Through June 10, 1997 and for the year ended December 31, 1996, respectively, the businesses sold reported combined revenues of $91.6 million and $226.1 million and combined net earnings of $10.7 million and $30.7 million.

        In 1996, Alliance acquired the business of Cursitor Holdings L.P. and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash,
        1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and additional consideration to be determined at a later date but currently estimated to not exceed $10.0 million. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1998, the Company's ownership of Alliance Units was approximately 56.7%.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balance, beginning of year.........................  $       533.6       $      189.9       $      396.5
        Changes in unrealized investment gains (losses)....         (242.4)             543.3             (297.6)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........           (5.7)              53.2                -
            DAC............................................           13.2              (89.0)              42.3
            Deferred Federal income taxes..................           85.4             (163.8)              48.7
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains on:
            Fixed maturities...............................  $       539.9       $      871.2       $      357.8
            Other equity investments.......................           92.4               33.7               31.6
            Other, principally Closed Block................          111.1               80.9               53.1
                                                            -----------------   ----------------   -----------------
              Total........................................          743.4              985.8              442.5
          Amounts of unrealized investment gains
            attributable to:
              Participating group annuity contracts........          (24.7)             (19.0)             (72.2)
              DAC..........................................         (127.8)            (141.0)             (52.0)
              Deferred Federal income taxes................         (206.8)            (292.2)            (128.4)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

 6)     ACCUMULATED OTHER COMPREHENSIVE INCOME

        Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Unrealized gains on investments....................  $       384.1       $      533.6       $      189.9
        Minimum pension liability..........................          (28.3)             (17.3)             (12.9)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other
          Comprehensive Income.............................  $       355.8       $      516.3       $      177.0
                                                            =================   ================   =================

        The components of other comprehensive income for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Net unrealized gains (losses) on investment
          securities:
          Net unrealized gains (losses) arising during
            the period.....................................  $      (186.1)      $      564.0       $     (249.8)
          Reclassification adjustment for (gains) losses
            included in net earnings.......................          (56.3)             (20.7)             (47.8)
                                                            -----------------   ----------------   -----------------

        Net unrealized gains (losses) on investment
          securities.......................................         (242.4)             543.3             (297.6)
        Adjustments for policyholder liabilities,
          DAC and deferred
          Federal income taxes.............................           92.9             (199.6)              91.0
                                                            -----------------   ----------------   -----------------
        Change in unrealized gains (losses), net of
          reclassification and adjustments.................         (149.5)             343.7             (206.6)
        Change in minimum pension liability................          (11.0)              (4.4)              22.2
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income...................  $      (160.5)      $      339.3       $     (184.4)
                                                            =================   ================   =================

 7)     CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,149.0 and $4,059.4)...........................................  $    4,373.2         $    4,231.0
        Mortgage loans on real estate........................................       1,633.4              1,341.6
        Policy loans.........................................................       1,641.2              1,700.2
        Cash and other invested assets.......................................          86.5                282.0
        DAC..................................................................         676.5                775.2
        Other assets.........................................................         221.6                236.6
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,632.4         $    8,566.6
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    9,013.1         $    8,993.2
        Other liabilities....................................................          63.9                 80.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,077.0         $    9,073.7
                                                                              =================    =================

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Premiums and other revenue.........................  $       661.7       $      687.1       $      724.8
        Investment income (net of investment
          expenses of $15.5, $27.0 and $27.3)..............          569.7              574.9              546.6
        Investment losses, net.............................             .5              (42.4)              (5.5)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,231.9            1,219.6            1,265.9
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,082.0            1,066.7            1,106.3
        Other operating costs and expenses.................           62.8               50.4               34.6
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,144.8            1,117.1            1,140.9
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $        87.1       $      102.5       $      125.0
                                                            =================   ================   =================

        At December 31, 1998 and 1997, problem mortgage loans on real estate had an amortized cost of $5.1 million and $8.1 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $26.0 million and $70.5 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $        55.5      $       109.1
        Impaired mortgage loans without provision for losses...................            7.6                 .6
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           63.1              109.7
        Provision for losses...................................................          (10.1)             (17.4)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        53.0      $        92.3
                                                                                ================   =================

        During 1998, 1997 and 1996, the Closed Block's average recorded investment in impaired mortgage loans was $85.5 million, $110.2 million and $153.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $9.4 million and $10.9 million ($1.5 million, $4.1 million and $4.7 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $11.1 million and $18.5 million on mortgage loans on real estate and $15.4 million and $16.8 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million and $12.8 million for 1997 and 1996, respectively. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

        In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $28.8 million of writedowns on real estate held for production of income were recorded.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 8)     DISCONTINUED OPERATIONS

        Summarized financial information for discontinued operations follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Mortgage loans on real estate........................................  $      553.9         $      635.2
        Equity real estate...................................................         611.0                874.5
        Other equity investments.............................................         115.1                209.3
        Other invested assets................................................          24.9                152.4
                                                                              -----------------    -----------------
          Total investments..................................................       1,304.9              1,871.4
        Cash and cash equivalents............................................          34.7                106.8
        Other assets.........................................................         219.0                243.8
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,021.7         $    1,048.3
        Allowance for future losses..........................................         305.1                259.2
        Amounts due to continuing operations.................................           2.7                572.8
        Other liabilities....................................................         229.1                341.7
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Investment income (net of investment
          expenses of $63.3, $97.3 and $127.5).............  $       160.4       $      188.6       $      245.4
        Investment gains (losses), net.....................           35.7             (173.7)             (18.9)
        Policy fees, premiums and other income.............           (4.3)                .2                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          191.8               15.1              226.7

        Benefits and other deductions......................          141.5              169.5              250.4
        Earnings added (losses charged) to allowance
          for future losses................................           50.3             (154.4)             (23.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax earnings from releasing (loss from
          strengthening) of the allowance for future
          losses...........................................            4.2             (134.1)            (129.0)
        Federal income tax (expense) benefit...............           (1.5)              46.9               45.2
                                                            -----------------   ----------------   -----------------
        Earnings (Loss) from Discontinued Operations.......  $         2.7       $      (87.2)      $      (83.8)
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in 1998 and strengthening of allowance in 1997 and 1996.

        In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in fourth quarter 1997, $92.5 million of writedowns on real estate held for production of income were recognized.

        Benefits and other deductions includes $26.6 million, $53.3 million and $114.3 million of interest expense related to amounts borrowed from continuing operations in 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $3.0 million and $28.4 million on mortgage loans on real estate and $34.8 million and $88.4 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

        At December 31, 1998 and 1997, problem mortgage loans on real estate had amortized costs of $1.1 million and $11.0 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $3.5 million and $109.4 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $         6.7      $       101.8
        Impaired mortgage loans without provision for losses...................            8.5                 .2
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           15.2              102.0
        Provision for losses...................................................           (2.1)             (27.3)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        13.1      $        74.7
                                                                                ================   =================

        During 1998, 1997 and 1996, the discontinued operations' average recorded investment in impaired mortgage loans was $73.3 million, $89.2 million and $134.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $6.6 million and $10.1 million ($3.4 million, $5.3 million and $7.5 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        At December 31, 1998 and 1997, discontinued operations had carrying values of $50.0 million and $156.2 million, respectively, of real estate acquired in satisfaction of debt.

 9)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Short-term debt......................................................  $      179.3         $      422.2
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.......................         399.4                399.4
          7.70% surplus notes scheduled to mature 2015.......................         199.7                199.7
          Other..............................................................            .3                   .3
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.4                599.4
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.91% - 12.00%, due through 2017...................         392.2                676.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................          10.8                 18.5
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,002.4              1,294.5
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,181.7         $    1,716.7
                                                                              =================    =================

        Short-term Debt

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in September 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1998 range from 5.23% to 7.75%. There were no borrowings outstanding under this bank credit facility at December 31, 1998.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1998, there were no borrowings outstanding under this program.

        During July 1998, Alliance entered into a $425.0 million five-year revolving credit facility with a group of commercial banks which replaced a $250.0 million revolving credit facility. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. During September 1998, Alliance increased the size of its commercial paper program from $250.0 million to $425.0 million. Borrowings from these two sources may not exceed $425.0 million in the aggregate. The revolving credit facility provides backup liquidity for commercial paper issued under Alliance's commercial paper program and can be used as a direct source of borrowing. The revolving credit facility contains covenants which require Alliance to, among other things, meet certain financial ratios. As of December 31, 1998, Alliance had commercial paper outstanding totaling $179.5 million at an effective interest rate of 5.5% and there were no borrowings outstanding under Alliance's revolving credit facility.

        Long-term Debt

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $640.2 million and $1,164.0 million at December 31, 1998 and 1997, respectively, as collateral for certain short-term and long-term debt.

        At December 31, 1998, aggregate maturities of the long-term debt based on required principal payments at maturity for 1999 and the succeeding four years are $322.8 million, $6.9 million, $1.7 million, $1.8 million and $2.0 million, respectively, and $668.0 million thereafter.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Federal income tax expense (benefit):
          Current..........................................  $       283.3       $      186.5       $       97.9
          Deferred.........................................           69.8              (95.0)             (88.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Expected Federal income tax expense................  $       414.3       $      234.7       $       73.0
        Non-taxable minority interest......................          (33.2)             (38.0)             (28.6)
        Adjustment of tax audit reserves...................           16.0              (81.7)               6.9
        Equity in unconsolidated subsidiaries..............          (39.3)             (45.1)             (32.3)
        Other..............................................           (4.7)              21.6               (9.3)
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       December 31, 1998                  December 31, 1997
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Compensation and related benefits......  $     235.3      $        -        $      257.9      $       -
        Other..................................         27.8               -                30.7              -
        DAC, reserves and reinsurance..........          -               231.4               -              222.8
        Investments............................          -               364.4               -              405.7
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     263.1      $      595.8      $      288.6      $     628.5
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        DAC, reserves and reinsurance......................  $        (7.7)      $       46.2       $     (156.2)
        Investments........................................           46.8             (113.8)              78.6
        Compensation and related benefits..................           28.6                3.7               22.3
        Other..............................................            2.1              (31.1)             (32.9)
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          Expense (Benefit)................................  $        69.8       $      (95.0)      $      (88.2)
                                                            =================   ================   =================

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Direct premiums....................................  $       438.8       $      448.6       $      461.4
        Reinsurance assumed................................          203.6              198.3              177.5
        Reinsurance ceded..................................          (54.3)             (45.4)             (41.3)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       588.1       $      601.5       $      597.6
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        75.7       $       61.0       $       48.2
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        85.9       $       70.6       $       54.1
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        39.5       $       36.4       $       32.3
                                                            =================   ================   =================

        Beginning in May 1997, the Company began reinsuring on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. Effective January 1, 1994, all in force business above $5.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.3 million, $1.6 million and $2.4 million for 1998, 1997 and 1996, respectively. Ceded death and disability benefits totaled $15.6 million, $4.3 million and $21.2 million for 1998, 1997 and 1996, respectively. Insurance liabilities ceded totaled $560.3 million and $593.8 million at December 31, 1998 and 1997, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $        33.2       $       32.5       $       33.8
        Interest cost on projected benefit obligations.....          129.2              128.2              120.8
        Actual return on assets............................         (175.6)            (307.6)            (181.4)
        Net amortization and deferrals.....................            6.1              166.6               43.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        (7.1)      $       19.7       $       16.6
                                                            =================   ================   =================

        The  plan's  projected  benefit   obligation  under  the  qualified  and
        non-qualified plans was comprised of:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Benefit obligation, beginning of year..................................  $    1,801.3       $    1,765.5
        Service cost...........................................................          33.2               32.5
        Interest cost..........................................................         129.2              128.2
        Actuarial (gains) losses...............................................         108.4              (15.5)
        Benefits paid..........................................................        (138.7)            (109.4)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,933.4       $    1,801.3
                                                                                ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Plan assets at fair value, beginning of year...........................  $    1,867.4       $    1,626.0
        Actual return on plan assets...........................................         338.9              307.5
        Contributions..........................................................           -                 30.0
        Benefits paid and fees.................................................        (123.2)             (96.1)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       2,083.1            1,867.4
        Projected benefit obligations..........................................       1,933.4            1,801.3
                                                                                ----------------   -----------------
        Projected benefit obligations less than plan assets....................         149.7               66.1
        Unrecognized prior service cost........................................          (7.5)              (9.9)
        Unrecognized net loss from past experience different
          from that assumed....................................................          38.7               95.0
        Unrecognized net asset at transition...................................           1.5                3.1
                                                                                ----------------   -----------------
        Prepaid  Pension Cost..................................................  $      182.4       $      154.3
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.0% and 3.83%, respectively, at December 31, 1998 and 7.25% and 4.07%, respectively, at December 31, 1997. As of January 1, 1998 and 1997, the expected long-term rate of return on assets for the retirement plan was 10.25%.

        The Company recorded, as a reduction of shareholders' equity an additional minimum pension liability of $28.3 million and $17.3 million, net of Federal income taxes, at December 31, 1998 and 1997, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $31.8 million, $33.2 million and $34.7 million for 1998, 1997 and 1996, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1998, 1997 and 1996, the Company made estimated postretirement benefits payments of $28.4 million, $18.7 million and $18.9 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $         4.6       $        4.5       $        5.3
        Interest cost on accumulated postretirement
          benefits obligation..............................           33.6               34.7               34.6
        Net amortization and deferrals.....................             .5                1.9                2.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        38.7       $       41.1       $       42.3
                                                            =================   ================   =================


                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Accumulated postretirement benefits obligation, beginning
          of year..............................................................  $      490.8       $      388.5
        Service cost...........................................................           4.6                4.5
        Interest cost..........................................................          33.6               34.7
        Contributions and benefits paid........................................         (28.4)              72.1
        Actuarial (gains) losses...............................................         (10.2)              (9.0)
                                                                                ----------------   -----------------
        Accumulated postretirement benefits obligation, end of year............         490.4              490.8
        Unrecognized prior service cost........................................          31.8               40.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions....................        (121.2)            (140.6)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      401.0       $      390.5
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.0% in 1998, gradually declining to 2.5% in the year 2009, and in 1997 was 8.75%, gradually declining to 2.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.0% and 7.25% at December 31, 1998 and 1997, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1998 would be increased 4.83%. The effect of this change on the sum of the service cost and interest cost would be an increase of 4.57%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 1998 would be decreased by 5.6%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 5.4%.

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1998 and 1997, respectively, was $880.9 million and $1,353.4 million. The average unexpired terms at December 31, 1998 ranged from 1 month to 4.3 years. At December 31, 1998, the cost of terminating swaps in a loss position was $8.0 million. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1998 of contracts purchased and sold were $8,450.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $54.8 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1998 and 1997.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 7 and 8:

                                                                           December 31,
                                                --------------------------------------------------------------------
                                                              1998                               1997
                                                ---------------------------------  ---------------------------------
                                                   Carrying         Estimated         Carrying         Estimated
                                                    Value          Fair Value          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Consolidated Financial Instruments:
        Mortgage loans on real estate..........  $    2,809.9     $     2,961.8     $     2,611.4     $    2,822.8
        Other limited partnership interests....         562.6             562.6             509.4            509.4
        Policy loans...........................       2,086.7           2,370.7           2,422.9          2,493.9
        Policyholders' account balances -
          investment contracts.................      12,892.0          13,396.0          12,611.0         12,714.0
        Long-term debt.........................       1,002.4           1,025.2           1,294.5          1,257.0

        Closed Block Financial Instruments:
        Mortgage loans on real estate..........       1,633.4           1,703.5           1,341.6          1,420.7
        Other equity investments...............          56.4              56.4              86.3             86.3
        Policy loans...........................       1,641.2           1,929.7           1,700.2          1,784.2
        SCNILC liability.......................          25.0              25.0              27.6             30.3

        Discontinued Operations Financial
        Instruments:
        Mortgage loans on real estate..........         553.9             599.9             655.5            779.9
        Fixed maturities.......................          24.9              24.9              38.7             38.7
        Other equity investments...............         115.1             115.1             209.3            209.3
        Guaranteed interest contracts..........          37.0              34.0              37.0             34.0
        Long-term debt.........................         147.1             139.8             296.4            297.6

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $142.9 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $287.3 million at December 31, 1998, under existing loan or loan commitment agreements.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        The Insurance Group had $24.7 million of letters of credit outstanding at December 31, 1998.

15)     LITIGATION

        Major Medical Insurance Cases

        Equitable Life agreed to settle, subject to court approval, previously disclosed cases involving lifetime guaranteed renewable major medical insurance policies issued by Equitable Life in five states. Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the policies and was misrepresented. In certain cases plaintiffs also claimed that Equitable Life misrepresented to policyholders that premium increases had been approved by insurance departments, and that it determined annual rate increases in a manner that discriminated against the policyholders.

        In December 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in creation of a nationwide class consisting of all persons holding, and paying premiums on, the policies at any time since January 1, 1988 and the dismissal with prejudice of the pending actions and the resolution of all similar claims on a nationwide basis. Under the terms of the settlement, which involves approximately 127,000 former and current policyholders, Equitable Life would pay $14.2 million in exchange for release of all claims and will provide future relief to certain current policyholders by restricting future premium increases, estimated to have a present value of $23.3 million. This estimate is based upon assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may vary. In October 1998, the court entered a judgment approving the settlement agreement and, in November, a member of the national class filed a notice of appeal of the judgment. In January 1999, the Court of Appeals granted Equitable Life's motion to dismiss the appeal.

        Life Insurance and Annuity Sales Cases

        A number of lawsuits  are  pending as  individual  claims and  purported class actions against Equitable Life and its subsidiary insurance companies Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997) and The Equitable of Colorado, Inc. ("EOC"). These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance. Some actions are in state courts and others are in U.S. District Courts in varying jurisdictions, and are in varying stages of discovery and motions for class certification.

        In general, the plaintiffs request an unspecified amount of damages, punitive damages, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, The Equitable's management believes that the ultimate resolution of these cases should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on The Equitable's results of operations in any particular period.

        Discrimination Case

        Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of litigation cannot be predicted with certainty, The Equitable's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on The Equitable's results of operations in any particular period.

        Alliance Capital

        In July 1995, a class action complaint was filed against Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The original complaint was dismissed in 1996; on appeal, the dismissal was affirmed. In October 1996, plaintiffs filed a motion for leave to file an amended complaint, alleging the Fund failed to hedge against currency risk despite representations that it would do so, the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and two Fund advertisements misrepresented the risks of investing in the Fund. In October 1998, the U.S. Court of Appeals for the Second Circuit issued an order granting plaintiffs' motion to file an amended complaint alleging that the Fund misrepresented its ability to hedge against currency risk and denying plaintiffs' motion to file an amended complaint containing the other allegations. Alliance believes that the allegations in the amended complaint, which was filed in February 1999, are without merit and intends to defend itself vigorously against these claims. While the ultimate outcome of this matter cannot be determined at this time, Alliance's management does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        DLJSC

        DLJSC is a defendant along with certain other parties in a class action complaint involving the underwriting of units, consisting of notes and warrants to purchase common shares, of Rickel Home Centers, Inc. ("Rickel"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code. The complaint seeks unspecified compensatory and punitive damages from DLJSC, as an underwriter and as an owner of 7.3% of the common stock, for alleged violation of Federal securities laws and common law fraud for alleged misstatements and omissions contained in the prospectus and registration statement used in the offering of the units. DLJSC is defending itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC"). The debentures were canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The litigation seeks compensatory and punitive damages for DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 proceedings. Trial is expected in early May 1999. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a complaint which alleges that DLJSC and a number of other financial institutions and several individual defendants violated civil provisions of RICO by inducing plaintiffs to invest over $40 million in The Securities Groups, a number of tax shelter limited partnerships, during the years 1978 through 1982. The plaintiffs seek recovery of the loss of their entire investment and an approximately equivalent amount of tax-related damages. Judgment for damages under RICO are subject to trebling. Discovery is complete. Trial has been scheduled for May 17, 1999. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant along with certain other parties in four actions involving Mid-American Waste Systems, Inc. ("Mid-American"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code in January 1997. Three actions seek rescission, compensatory and punitive damages for DLJSC's role in underwriting notes of Mid-American. The other action, filed by the Plan Administrator for the bankruptcy estate of Mid-American, alleges that DLJSC is liable as an underwriter for alleged misrepresentations and omissions in the prospectus for the notes, and liable as financial advisor to Mid-American for allegedly failing to advise Mid-American about its financial condition. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        Other Matters

        In addition to the matters described above, the Holding Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1999 and the succeeding four years are $98.7 million, $92.7 million, $73.4 million, $59.9 million, $55.8 million and $550.1 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1999 and the succeeding four years is $7.6 million, $5.6 million, $4.6 million, $2.3 million, $2.3 million and $25.4 million thereafter.

        At December 31, 1998, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1999 and the succeeding four years is $189.2 million, $177.0 million, $165.5 million, $145.4 million, $122.8 million and $644.7 million thereafter.

17)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Compensation costs.................................  $       772.0       $      721.5       $      704.8
        Commissions........................................          478.1              409.6              329.5
        Short-term debt interest expense...................           26.1               31.7                8.0
        Long-term debt interest expense....................           84.6              121.2              137.3
        Amortization of policy acquisition costs...........          292.7              287.3              405.2
        Capitalization of policy acquisition costs.........         (609.1)            (508.0)            (391.9)
        Rent expense, net of sublease income...............          100.0              101.8              113.7
        Cursitor intangible assets writedown...............            -                120.9                -
        Other..............................................        1,056.8              917.9              769.1
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,201.2       $    2,203.9       $    2,075.7
                                                            =================   ================   =================

        During 1997 and 1996, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million and $24.4 million, respectively. The amounts paid during 1998, associated with cost reduction programs, totaled $22.6 million. At December 31, 1998, the liabilities associated with cost reduction programs amounted to $39.4 million. The 1997 cost reduction program included costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

18)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1998, 1997 and 1996, statutory net income (loss) totaled $384.4 million, $(351.7) million and $(351.1) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,728.0 million and $3,907.1 million at December 31, 1998 and 1997, respectively. No dividends have been paid by Equitable Life to the Holding Company to date.

        At December 31, 1998, the Insurance Group, in accordance with various government and state regulations, had $25.6 million of securities deposited with such government or state agencies.

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity on a GAAP basis are primarily attributable to: (a) inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes are provided for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (f) differences in the accrual methodologies for post-employment and retirement benefit plans.

19)     BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. Information for all periods is presented on a comparable basis.

        Intersegment investment advisory and other fees of approximately $61.8 million, $84.1 million and $129.2 million for 1998, 1997 and 1996, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to discontinued operations of $.5 million, $4.2 million and $13.3 million for 1998, 1997 and 1996, respectively, are eliminated in consolidation.

        The following tables reconcile each segment's revenues and operating earnings to total revenues and earnings from continuing operations before Federal income taxes and cumulative effect of accounting change as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1998
        Segment revenues.....................  $     4,029.8     $    1,438.4       $        (5.7)    $    5,462.5
        Investment gains.....................           64.8             35.4                 -              100.2
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     4,094.6     $    1,473.8       $        (5.7)    $    5,562.7
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       688.6     $      284.3       $         -       $      972.9
        Investment gains , net of
          DAC and other charges..............           41.7             27.7                 -               69.4
        Pre-tax minority interest............            -              141.5                 -              141.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       730.3     $      453.5       $         -       $    1,183.8
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    75,626.0     $   12,379.2       $       (64.4)    $   87,940.8
                                              ===============   =================  ===============   ================


        1997
        Segment revenues.....................  $     3,990.8     $    1,200.0       $       (7.7)     $    5,183.1
        Investment gains (losses)............         (318.8)           255.1                -               (63.7)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,672.0     $    1,455.1       $       (7.7)     $    5,119.4
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       507.0     $      258.3       $        -        $      765.3
        Investment gains (losses), net of
          DAC and other charges..............         (292.5)           252.7                -               (39.8)
        Non-recurring costs and expenses.....          (41.7)          (121.6)               -              (163.3)
        Pre-tax minority interest............            -              108.5                -               108.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       172.8     $      497.9       $        -        $      670.7
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    67,762.4     $   13,691.4       $      (96.1)     $   81,357.7
                                              ===============   =================  ===============   ================


                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1996
        Segment revenues.....................  $     3,789.1     $    1,105.5       $       (12.6)    $    4,882.0
        Investment gains (losses)............          (30.3)            20.5                 -               (9.8)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,758.8     $    1,126.0       $       (12.6)    $    4,872.2
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       337.1     $      224.6       $         -       $      561.7
        Investment gains (losses), net of
          DAC and other charges..............          (37.2)            16.9                 -              (20.3)
        Reserve strengthening and DAC
          writeoff...........................         (393.0)             -                   -             (393.0)
        Non-recurring costs and
          expenses...........................          (22.3)            (1.1)                -              (23.4)
        Pre-tax minority interest............            -               83.6                 -               83.6
                                              ---------------   -----------------  ---------------   ----------------
        Earnings (Loss) from
          Continuing Operations..............  $      (115.4)    $      324.0       $         -       $      208.6
                                              ===============   =================  ===============   ================

20)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1998 and 1997 are summarized below:

                                                                    Three Months Ended
                                       ------------------------------------------------------------------------------
                                           March 31           June 30           September 30          December 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (In Millions)
        1998
        Total Revenues................  $     1,470.2      $     1,422.9       $    1,297.6         $    1,372.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       212.8      $       197.0       $      136.8         $      158.9
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       213.3      $       198.3       $      137.5         $      159.1
                                       =================  =================   ==================   ==================

        1997
        Total Revenues................  $     1,266.0      $     1,552.8       $    1,279.0         $    1,021.6
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       117.4      $       222.5       $      145.1         $       39.4
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       114.1      $       223.1       $      144.9         $      (44.9)
                                       =================  =================   ==================   ==================

        Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million.

21)     INVESTMENT IN DLJ

        At December 31, 1998, the Company's ownership of DLJ interest was approximately 32.5%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets:
        Trading account securities, at market value............................  $   13,195.1       $   16,535.7
        Securities purchased under resale agreements...........................      20,063.3           22,628.8
        Broker-dealer related receivables......................................      34,264.5           28,159.3
        Other assets...........................................................       4,759.3            3,182.0
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   35,775.6       $   36,006.7
        Broker-dealer related payables.........................................      26,161.5           26,127.2
        Short-term and long-term debt..........................................       3,997.6            3,249.5
        Other liabilities......................................................       3,219.8            2,860.9
                                                                                ----------------   -----------------
        Total liabilities......................................................      69,154.5           68,244.3
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
        Total shareholders' equity.............................................       2,927.7            2,061.5
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    2,927.7       $    2,061.5
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.7               23.5
        The Holding Company's equity ownership in DLJ..........................      (1,002.4)            (740.2)
        Minority interest in DLJ...............................................      (1,118.2)            (729.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      830.8       $      615.5
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Commission, fees and other income......................................  $    3,184.7       $    2,430.7
        Net investment income..................................................       2,189.1            1,652.1
        Dealer, trading and investment gains, net..............................          33.2              557.7
                                                                                ----------------   -----------------
        Total revenues.........................................................       5,407.0            4,640.5
        Total expenses including income taxes..................................       5,036.2            4,232.2
                                                                                ----------------   -----------------
        Net earnings...........................................................         370.8              408.3
        Dividends on preferred stock...........................................          21.3               12.2
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      349.5       $      396.1
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $      349.5       $      396.1
        Amortization of cost in excess of net assets acquired in 1985..........           (.8)              (1.3)
        The Holding Company's equity in DLJ's earnings.........................        (136.8)            (156.8)
        Minority interest in DLJ...............................................         (99.5)            (109.1)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $      112.4       $      128.9
                                                                                ================   =================

22)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1998, 1997 and 1996 would have been:

                                                                        1998              1997             1996
                                                                   ---------------   ---------------  ---------------
                                                                                     (In Millions)
        Net Earnings:
          As reported.............................................  $      708.2      $     437.2      $       10.3
          Pro forma...............................................         678.4            426.3               3.3

        The fair values of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, were estimated as of the dates of grant using the Black-Scholes option pricing model. The option pricing assumptions for 1998, 1997 and 1996 are as follows:

                                    Holding Company                      DLJ                            Alliance
                             ------------------------------ ------------------------------- ----------------------------------
                               1998      1997       1996      1998       1997      1996       1998       1997         1996
                             --------- ---------- --------- ---------- -------------------- ---------------------- -----------

        Dividend yield......  0.32%      0.48%     0.80%      0.69%      0.86%     1.54%      6.50%      8.00%       8.00%

        Expected volatility.   28%        20%       20%        40%        33%       25%        29%        26%         23%

        Risk-free interest
          rate..............  5.48%      5.99%     5.92%      5.53%      5.96%     6.07%      4.40%      5.70%       5.80%

        Expected life
          in years..........    5          5         5          5          5         5         7.2        7.2         7.4

        Weighted average
          fair value per
          option at
          grant-date........  $22.64    $12.25     $6.94     $16.27     $10.81     $4.03      $3.86      $2.18       $1.35

        A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                        Holding Company                     DLJ                         Alliance
                                  ----------------------------- ----------------------------- -----------------------------
                                                    Weighted                      Weighted                     Weighted
                                                    Average                       Average                       Average
                                                    Exercise                      Exercise                     Exercise
                                                    Price of                      Price of                     Price of
                                      Shares        Options         Shares        Options         Units         Options
                                  (In Millions)   Outstanding   (In Millions)   Outstanding   (In Millions)   Outstanding
                                  --------------- ------------- --------------- ------------- -----------------------------
        Balance as of
          January 1, 1996........       6.7           $20.27         18.4         $13.50            9.6          $ 8.86
          Granted................        .7           $24.94          4.2         $16.27            1.4          $12.56
          Exercised..............       (.1)          $19.91          -                             (.8)         $ 6.82
          Expired................       -                             -                             -
          Forfeited..............       (.6)          $20.21          (.4)        $13.50            (.2)         $ 9.66
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1996......       6.7           $20.79         22.2         $14.03           10.0          $ 9.54
          Granted................       3.2           $41.85          6.4         $30.54            2.2          $18.28
          Exercised..............      (1.6)          $20.26          (.2)        $16.01           (1.2)         $ 8.06
          Forfeited..............       (.4)          $23.43          (.2)        $13.79            (.4)         $10.64
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1997......       7.9           $29.05         28.2         $17.78           10.6          $11.41
          Granted................       4.3           $66.26          1.5         $38.59            2.8          $26.28
          Exercised..............      (1.1)          $21.18         (1.4)        $14.91            (.9)         $ 8.91
          Forfeited..............       (.4)          $47.01          (.1)        $17.31            (.2)         $13.14
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1998......      10.7           $44.00         28.2         $19.04           12.3          $14.94
                                  ===============               =============                 ===============

        Information about options outstanding and exercisable at December 31, 1998 is as follows:

                                             Options Outstanding                          Options Exercisable
                             ----------------------------------------------------  -----------------------------------
                                                    Weighted
                                                    Average         Weighted                             Weighted
              Range of             Number          Remaining         Average             Number           Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable        Exercise
               Prices          (In Millions)      Life (Years)        Price          (In Millions)         Price
        --------------------------------------- ----------------- ----------------  ------------------- ---------------

               Holding
               Company
        ----------------------
        $18.125    -$27.75           3.7               5.19           $20.97              3.0              $20.33
        $28.50     -$45.25           3.0               8.68           $41.79              -
        $50.63     -$66.75           2.1               9.21           $52.73              -
        $81.94     -$82.56           1.9               9.62           $82.56              -
                              -----------------                                    -------------------
        $18.125    -$82.56          10.7               7.75           $44.00              3.0              $20.33
                              ================= ================= ================  ==================== ==============

                 DLJ
        ----------------------
        $13.50    -$25.99           22.3               7.1            $14.59             21.4              $15.05
        $26.00    -$38.99            5.0               8.8            $33.94              -
        $39.00    -$52.875            .9               9.4            $44.65              -
                              -----------------                                    -------------------
        $13.50    -$52.875          28.2               7.5            $19.04             21.4              $15.05
                              ================= ================== ==============  ===================== =============

              Alliance
        ----------------------
        $ 3.03    -$ 9.69            3.1               4.5            $ 8.03              2.4              $ 7.57
        $ 9.81    -$10.69            2.0               5.3            $10.05              1.6              $10.07
        $11.13    -$13.75            2.4               7.5            $11.92              1.0              $11.77
        $18.47    -$18.78            2.0               9.0            $18.48               .4              $18.48
        $22.50    -$26.31            2.8               9.9            $26.28              -                  -
                              -----------------                                    -------------------
        $  3.03   -$26.31           12.3               7.2            $14.94              5.4              $ 9.88
                              ================= =================== =============  ===================== =============

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                                                 June 30,           December 31,
                                                                                   1999                 1998
                                                                              -----------------    -----------------
                                                                                         (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................  $    19,204.4        $    18,993.7
    Held to maturity, at amortized cost.....................................          128.9                125.0
  Mortgage loans on real estate.............................................        3,269.7              2,809.9
  Equity real estate........................................................        1,522.4              1,676.9
  Policy loans..............................................................        2,160.3              2,086.7
  Other equity investments..................................................          758.0                713.3
  Investment in and loans to affiliates.....................................        1,114.3                928.5
  Other invested assets.....................................................          696.3                808.2
                                                                              -----------------    -----------------
      Total investments.....................................................       28,854.3             28,142.2
Cash and cash equivalents...................................................          907.9              1,245.5
Deferred policy acquisition costs...........................................        3,714.4              3,563.8
Other assets................................................................        3,428.8              3,054.6
Closed Block assets.........................................................        8,592.9              8,632.4
Separate Accounts assets....................................................       48,440.4             43,302.3
                                                                              -----------------    -----------------

Total Assets................................................................  $    93,938.7        $    87,940.8
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $    21,184.4        $    20,857.5
Future policy benefits and other policyholders' liabilities.................        4,761.2              4,726.4
Short-term and long-term debt...............................................        1,624.9              1,181.7
Other liabilities...........................................................        3,695.2              3,474.3
Closed Block liabilities....................................................        9,041.3              9,077.0
Separate Accounts liabilities...............................................       48,333.0             43,211.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................       88,640.0             82,528.2
                                                                              -----------------    -----------------

Commitments and contingencies (Note 10)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
  issued and outstanding....................................................            2.5                  2.5
Capital in excess of par value..............................................        3,110.2              3,110.2
Retained earnings...........................................................        2,347.4              1,944.1
Accumulated other comprehensive (loss) income...............................         (161.4)               355.8
                                                                              -----------------    -----------------
      Total shareholder's equity............................................        5,298.7              5,412.6
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................  $    93,938.7        $    87,940.8
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                                   (UNAUDITED)

                                                            Three Months Ended                  Six Months Ended
                                                                 June 30,                           June 30,
                                                     ---------------------------------  ---------------------------------
                                                          1999              1998             1999              1998
                                                     ---------------   ---------------  ---------------   ---------------
                                                                                (In Millions)
REVENUES
Universal life and investment-type
  product policy fee income........................  $      307.8      $     257.5      $      604.5      $      517.1
Premiums...........................................         130.7            142.6             265.6             289.1
Net investment income..............................         573.7            565.8           1,142.2           1,165.9
Investment gains, net..............................          73.4             33.2              54.1             105.6
Commissions, fees and other income.................         511.7            395.9             996.3             773.0
Contribution from the Closed Block.................          23.0             27.9              41.9              42.4
                                                     ---------------   ---------------  ---------------   ---------------
      Total revenues...............................       1,620.3          1,422.9           3,104.6           2,893.1
                                                     ---------------   ---------------  ---------------   ---------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account
  balances.........................................         269.6            283.4             539.8             582.9
Policyholders' benefits............................         253.9            258.2             494.7             520.4
Other operating costs and expenses.................         774.0            561.2           1,417.5           1,127.5
                                                     ---------------   ---------------  ---------------   ---------------
      Total benefits and other deductions..........       1,297.5          1,102.8           2,452.0           2,230.8
                                                     ---------------   ---------------  ---------------   ---------------

Earnings from continuing operations before
  Federal income taxes and minority interest.......         322.8            320.1             652.6             662.3
Federal income taxes...............................          58.3             90.8             158.7             190.7
Minority interest in net income of
  consolidated subsidiaries........................          41.9             32.3              84.0              61.8
                                                     ---------------   ---------------  ---------------   ---------------
Earnings from continuing operations................         222.6            197.0             409.9             409.8
Discontinued operations, net of Federal income
  taxes............................................          (1.3)             1.3              (6.6)              1.8
                                                     ---------------   ---------------  ---------------   ---------------

Net Earnings.......................................  $      221.3      $     198.3      $      403.3      $      411.6
                                                     ===============   ===============  ===============   ===============






                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                     SIX MONTHS ENDED JUNE 30, 1999 AND 1998
                                   (UNAUDITED)

                                                                                    1999                 1998
                                                                              -----------------    -----------------
                                                                                          (In Millions)
SHAREHOLDER'S EQUITY
Common stock, at par value, beginning of year and end of period.............  $         2.5        $         2.5
                                                                              -----------------    -----------------

Capital in excess of par value, beginning of year and end of period.........        3,110.2              3,105.8
                                                                              -----------------    -----------------

Retained earnings, beginning of year........................................        1,944.1              1,235.9
Net earnings................................................................          403.3                411.6
                                                                              -----------------    -----------------
Retained earnings, end of period............................................        2,347.4              1,647.5
                                                                              -----------------    -----------------

Accumulated other comprehensive income, beginning of year...................          355.8                516.3
Other comprehensive (loss) income...........................................         (517.2)                39.2
                                                                              -----------------    -----------------
Accumulated other comprehensive (loss) income, end of period................         (161.4)               555.5
                                                                              -----------------    -----------------

Total Shareholder's Equity, End of Period...................................  $     5,298.7        $     5,311.3
                                                                              =================    =================







                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     SIX MONTHS ENDED JUNE 30, 1999 AND 1998
                                   (UNAUDITED)

                                                                                    1999                 1998
                                                                              -----------------    -----------------
                                                                                          (In Millions)
Net earnings................................................................  $       403.3        $       411.6
  Adjustments to reconcile net earnings to net cash provided by operating activities:
    Interest credited to policyholders' account balances....................          539.8                582.9
    Universal life and investment-type policy fee income....................         (604.5)              (517.1)
    Investment gains........................................................          (54.1)              (105.6)
    Change in Federal income tax payable....................................           78.8                 44.9
    Other, net..............................................................         (204.8)               (50.1)
                                                                              -----------------    -----------------

Net cash provided by operating activities...................................          158.5                366.6
                                                                              -----------------    -----------------

Cash flows from investing activities:
  Maturities and repayments.................................................        1,046.6              1,005.1
  Sales....................................................................         4,630.4              8,648.5
  Purchases.................................................................       (7,048.7)            (9,779.6)
  Decrease in short-term investments........................................          193.5                215.5
  Decrease in loans to discontinued operations..............................            -                  300.0
  Other, net................................................................         (190.8)              (393.3)
                                                                              -----------------    -----------------

Net cash used by investing activities.......................................       (1,369.0)                (3.8)
                                                                              -----------------    -----------------

Cash flows from financing activities:
 Policyholders' account balances:
    Deposits................................................................        1,191.1                618.9
    Withdrawals.............................................................         (806.3)              (938.0)
  Increase in short-term financings.........................................          559.5                443.9
  Repayments of long-term debt..............................................           (6.2)                (6.3)
  Payment of obligation to fund accumulated deficit of
    discontinued operations.................................................            -                  (87.2)
  Other, net................................................................          (65.2)               (34.6)
                                                                              -----------------    -----------------

Net cash provided (used) by financing activities............................          872.9                 (3.3)
                                                                              -----------------    -----------------

Change in cash and cash equivalents.........................................         (337.6)               359.5
Cash and cash equivalents, beginning of year................................        1,245.5                300.5
                                                                              -----------------    -----------------

Cash and Cash Equivalents, End of Period....................................  $       907.9        $       660.0
                                                                              =================    =================

Supplemental cash flow information:
  Interest Paid.............................................................  $        56.4        $        84.5
                                                                              =================    =================
  Income Taxes Paid.........................................................  $        26.3        $       186.7
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


 1)   BASIS OF PRESENTATION

      The accompanying consolidated financial statements are prepared in conformity with GAAP which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These statements should be read in conjunction with the consolidated financial statements of the Company for the year ended December 31, 1998. The results of operations for the six months ended June 30, 1999 are not necessarily indicative of the results to be expected for the full year.

      The terms "second quarter 1999" and "second quarter 1998" refer to the three months ended June 30, 1999 and 1998, respectively. The terms "first half of 1999" and "first half of 1998" refer to the six months ended June 30, 1999 and 1998, respectively.

      Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the current presentation.

 2)   NEW ACCOUNTING PRONOUNCEMENTS

      In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133," which defers the effective date of SFAS No. 133 to all fiscal quarters of all fiscal years beginning after June 15, 2000. The Company expects to adopt SFAS No. 133 effective January 1, 2001.

 3)   DEFERRED POLICY ACQUISITION COSTS

      As part of its asset/liability management process, in second quarter 1999, management initiated a review of the matching of invested assets to Insurance product lines given their different liability characteristics and liquidity requirements. As a result of this review, management reallocated the current and prospective interests of the various product lines in the invested assets. These asset reallocations and the related changes in investment yields by product line, in turn, triggered a review of and revisions to the estimated future gross profits used to determine the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million) for the three and six months ended June 30, 1999.

 4)   INVESTMENTS

      Investment valuation allowances and changes thereto are shown below:

                                                                                          Six Months Ended
                                                                                              June 30,
                                                                                 -----------------------------------
                                                                                      1999                1998
                                                                                 ---------------     ---------------
                                                                                           (In Millions)
      Balances, beginning of year............................................... $      230.6        $     384.5
      Additions charged to income...............................................         23.9               50.4
      Deductions for writedowns and asset dispositions..........................        (74.6)             (80.6)
                                                                                 ---------------     ---------------
      Balances, End of Period................................................... $      179.9        $     354.3
                                                                                 ===============     ===============

      Balances, end of period:
        Mortgage loans on real estate........................................... $       31.3        $      29.2
        Equity real estate......................................................        148.6              325.1
                                                                                 ---------------     ---------------
      Total..................................................................... $      179.9        $     354.3
                                                                                 ===============     ===============

      For the second quarter and first half of 1999 and of 1998, investment income is shown net of investment expenses of $53.1 million, $113.3 million, $64.3 million and $144.6 million, respectively.

      As of June 30, 1999 and December 31, 1998, fixed maturities classified as available for sale had amortized costs of $19,438.4 million and $18,453.8 million and fixed maturities in the held to maturity portfolio had estimated fair values of $128.9 million and $125.0 million, respectively. Other equity investments include equity securities with carrying values of $140.5 million and $150.6 million and costs of $39.6 million and $58.3 million as of June 30, 1999 and December 31, 1998, respectively.

      On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. In the second quarter and first half of 1999, $27.8 million ($16.1 million net of related DAC and Federal income taxes) and $99.2 million ($53.2 million net of related DAC and Federal income taxes) of increases in fair value on the trading portfolios were recognized as net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $118.2 million and costs of $3.8 million at June 30, 1999.

      For the first half of 1999 and of 1998, proceeds received on sales of fixed maturities classified as available for sale amounted to $4,390.9 million and $8,380.5 million, respectively. Gross gains of $40.0 million and $89.9 million and gross losses of $89.5 million and $47.0 million were realized on these sales for the first half of 1999 and of 1998, respectively. Unrealized investment gains related to fixed maturities classified as available for sale decreased by $773.9 million in the first half of 1999, resulting in a balance of $234.0 million of unrealized investment losses at June 30, 1999.

      Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                   June 30,          December 31,
                                                                                     1999                1998
                                                                                ---------------    -----------------
                                                                                           (In Millions)
      Impaired mortgage loans with provision for losses.......................   $     117.6        $     125.4
      Impaired mortgage loans without provision for losses....................           1.8                8.6
                                                                                ---------------    -----------------
      Recorded investment in impaired mortgage loans..........................         119.4              134.0
      Provision for losses....................................................         (25.9)             (29.0)
                                                                                ---------------    -----------------
      Net Impaired Mortgage Loans.............................................   $      93.5        $     105.0
                                                                                ===============    =================

      During the first half of 1999 and of 1998, respectively, the Company's average recorded investment in impaired mortgage loans was $129.0 million and $188.5 million. Interest income recognized on these impaired mortgage loans totaled $4.5 million and $6.6 million ($.1 million and $.9 million recognized on a cash basis) for the first half of 1999 and 1998, respectively.

 5)   SALE OF DLJ STOCK

      During the second quarter of 1999, DLJ completed its offering of a new class of its common stock to track the financial performance of DLJdirect, its online brokerage business. As a result of this offering, the Company recorded a non-cash pre-tax realized gain of $95.8 million.

 6)   CLOSED BLOCK

      Summarized financial information for the Closed Block is as follows:

                                                                                  June 30,           December 31,
                                                                                    1999                 1998
                                                                              -----------------    -----------------
                                                                                          (In Millions)
      Assets
      Fixed maturities:
        Available for sale, at estimated fair value (amortized cost of
          $4,068.9 and $4,149.0)............................................. $     4,062.3        $     4,373.2
      Mortgage loans on real estate..........................................       1,709.3              1,633.4
      Policy loans...........................................................       1,615.1              1,641.2
      Cash and other invested assets.........................................         128.5                 86.5
      Deferred policy acquisition costs......................................         834.8                676.5
      Other assets...........................................................         242.9                221.6
                                                                              -----------------    -----------------
      Total Assets........................................................... $     8,592.9        $     8,632.4
                                                                              =================    =================

      Liabilities
      Future policy benefits and other policyholders' account balances....... $     9,010.3        $     9,013.1
      Other liabilities......................................................          31.0                 63.9
                                                                              -----------------    -----------------
      Total Liabilities...................................................... $     9,041.3        $     9,077.0
                                                                              =================    =================

                                                       Three Months Ended                  Six Months Ended
                                                            June 30,                           June 30,
                                                ---------------------------------  ---------------------------------
                                                     1999              1998             1999              1998
                                                ---------------   ---------------  ---------------   ---------------
                                                                           (In Millions)
      Revenues
      Premiums and other income................ $      156.4      $     165.9      $      312.4      $      333.0
      Investment income (net of investment
        expenses of $4.8, $5.4, $10.0 and
        $10.8).................................        145.2            145.3             287.2             281.7
      Investment gains (losses), net...........          3.4              2.8               1.5              (1.9)
                                                ---------------   ---------------  ---------------   ---------------
      Total revenues...........................        305.0            314.0             601.1             612.8
                                                ---------------   ---------------  ---------------   ---------------

      Benefits and Other Deductions
      Policyholders' benefits and dividends....        260.5            267.5             526.9             544.8
      Other operating costs and expenses.......         21.5             18.6              32.3              25.6
                                                ---------------   ---------------  ---------------   ---------------
      Total benefits and other deductions......        282.0            286.1             559.2             570.4
                                                ---------------   ---------------  ---------------   ---------------

      Contribution from the Closed Block....... $       23.0      $      27.9      $       41.9      $       42.4
                                                ===============   ===============  ===============   ===============

      Investment valuation allowances amounted to $8.5 million and $11.1 million on mortgage loans and $13.7 million and $15.4 million on equity real estate at June 30, 1999 and December 31, 1998, respectively.

      Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                  June 30,         December 31,
                                                                                    1999               1998
                                                                              -----------------  -----------------
                                                                                         (In Millions)
      Impaired mortgage loans with provision for losses......................  $        32.4      $         55.5
      Impaired mortgage loans without provision for losses...................            4.4                 7.6
                                                                              -----------------  -----------------
      Recorded investment in impaired mortgages..............................           36.8                63.1
      Provision for losses...................................................           (7.5)              (10.1)
                                                                              -----------------  -----------------
      Net Impaired Mortgage Loans............................................  $        29.3      $         53.0
                                                                              =================  =================

      During the first half of 1999 and of 1998, respectively, the Closed Block's average recorded investment in impaired mortgage loans was $45.4 million and $108.8 million. Interest income recognized on these impaired mortgage loans totaled $1.5 million and $3.1 million ($1.5 million recognized on a cash basis for the first half of 1998) for the first half of 1999 and 1998, respectively.

 7)   DISCONTINUED OPERATIONS

      Summarized financial information for discontinued operations follows:

                                                                                  June 30,           December 31,
                                                                                    1999                 1998
                                                                              -----------------    -----------------
                                                                                          (In Millions)
      Assets
      Mortgage loans on real estate.......................................... $       518.5        $       553.9
      Equity real estate.....................................................         563.2                611.0
      Other equity investments...............................................          89.1                115.1
      Other invested assets..................................................          51.7                 24.9
                                                                              -----------------    -----------------
        Total investments....................................................       1,222.5              1,304.9
      Cash and cash equivalents..............................................           -                   34.7
      Other assets...........................................................         222.1                219.0
                                                                              -----------------    -----------------
      Total Assets........................................................... $     1,444.6        $     1,558.6
                                                                              =================    =================

      Liabilities
      Policyholders liabilities.............................................. $     1,008.8        $     1,021.7
      Allowance for future losses............................................         291.2                305.1
      Other liabilities......................................................         144.6                231.8
                                                                              -----------------    -----------------
      Total Liabilities...................................................... $     1,444.6        $     1,558.6
                                                                              =================    =================

                                                       Three Months Ended                  Six Months Ended
                                                            June 30,                           June 30,
                                                ---------------------------------  ---------------------------------
                                                     1999              1998             1999              1998
                                                ---------------   ---------------  ---------------   ---------------
                                                                           (In Millions)
      Revenues
      Investment income (net of investment
        expenses of $12.4, $18.0, $25.5
        and $37.5)............................. $       22.9      $      50.5      $       42.5      $       78.5
      Investment (losses) gains, net...........         (3.5)            27.6             (10.5)             33.2
      Other income, net........................          -                -                 -                 (.1)
                                                ---------------   ---------------  ---------------   ---------------
      Total revenues...........................         19.4             78.1              32.0             111.6

      Benefits and Other Deductions............         29.0             36.1              54.4              74.6
      (Losses charged) earnings credited
        to allowance for future losses.........         (9.6)            42.0             (22.4)             37.0
                                                ---------------   ---------------  ---------------   ---------------
      Pre-tax loss from operations.............          -                -                 -                 -
      Pre-tax (loss from strengthening)
        earnings from releasing the
        allowance for future losses............         (1.9)             2.0             (10.1)              2.7
      Federal income tax benefit (expense).....           .6              (.7)              3.5               (.9)
                                                ---------------   ---------------  ---------------   ---------------
      (Loss) Earnings from Discontinued
        Operations............................. $       (1.3)     $       1.3      $       (6.6)     $        1.8
                                                ===============   ===============  ===============   ===============

      The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses, and adjusts the allowance, if appropriate. The evaluations performed as of June 30, 1999 and 1998 resulted in management's decision to strengthen the allowance by $10.1 million and release the allowance by $2.7 million for the six months ended June 30, 1999 and 1998, respectively. This resulted in after-tax losses of $6.6 million for the first half of 1999 and after-tax earnings of $1.8 million for the first half of 1998.

      Management believes the allowance for future losses at June 30, 1999 is adequate to provide for all future losses; however, the determination of the allowance involves numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of discontinued operations differ from management's current estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result.

      Investment valuation allowances amounted to $4.5 million and $3.0 million on mortgage loans and $42.0 million and $34.8 million on equity real estate at June 30, 1999 and December 31, 1998, respectively.

      Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                  June 30,         December 31,
                                                                                    1999               1998
                                                                              -----------------  -----------------
                                                                                         (In Millions)
      Impaired mortgage loans with provision for losses......................  $        19.6      $          6.7
      Impaired mortgage loans without provision for losses...................            -                   8.5
                                                                              -----------------  -----------------
      Recorded investment in impaired mortgages..............................           19.6                15.2
      Provision for losses...................................................           (3.6)               (2.1)
                                                                              -----------------  -----------------
      Net Impaired Mortgage Loans............................................  $        16.0      $         13.1
                                                                              =================  =================

      During the first half of 1999 and of 1998, discontinued operations' average recorded investment in impaired mortgage loans was $16.6 million and $121.5 million, respectively. Interest income recognized on these impaired mortgage loans totaled $.9 million and $4.0 million ($3.4 million recognized on a cash basis for the first half of 1998) in the first half of 1999 and 1998, respectively.

      Benefits and other deductions included $5.8 million and $15.9 million of interest expense related to amounts borrowed from continuing operations for the second quarter and first half of 1998.

 8)   FEDERAL INCOME TAXES

      Federal income taxes for interim periods have been computed using an estimated annual effective tax rate. This rate is revised, if necessary, at the end of each successive interim period to reflect the current estimate of the annual effective tax rate.

 9)   RESTRUCTURING COSTS

      At June 30, 1999, the restructuring liabilities included costs related to employee termination and exit costs, the termination of operating leases and the consolidation of insurance operations' service centers and amounted to $15.6 million. The amounts paid during the first half of 1999 totaled $8.7 million.

10)   LITIGATION

      There have been no new material legal proceedings and no material developments in specific litigations previously reported in the Company's Notes to Consolidated Financial Statements for the year ended December 31, 1998, except as follows:

      In Rickel, the complaint was dismissed in April 1999 by the Court. Plaintiff has filed an appeal. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition or DLJ's results of operations in any particular period.

      The Dayton Monetary Associates and Mid-American Waste Systems actions have been settled without a material adverse effect on DLJ's consolidated financial condition or results of operation in any particular period.

      In November 1998, three purported class actions (Gillet v. Goldman, Sachs & Co. et al., Prager v. Goldman, Sachs & Co. et al. and Holzman v. Goldman, Sachs & Co. et al.) were filed in the U.S. District Court for the Southern District of New York against more than 25 underwriters of initial public offering securities, including DLJSC. The complaints allege that defendants conspired to fix the "fee" paid for underwriting initial public offering securities by setting the underwriters' discount or "spread" at 7%, in violation of the federal antitrust laws. The complaints seek treble damages in an unspecified amount and injunctive relief as well as attorneys' fees and costs. On March 15, 1999, the plaintiffs filed a Consolidated Amended Complaint captioned In re Public Offering Fee Antitrust Litigation. A motion by all defendants to dismiss the complaints on several grounds is pending. Separately, the U.S. Department of Justice has issued a Civil Investigative Demand to several investment banking firms, including DLJSC, seeking documents and information relating to "alleged" price-fixing with respect to underwriting spreads in initial public offerings. The government has not made any charges against DLJSC or the other investment banking firms. DLJSC is cooperating with the Justice Department in providing the requested information and believes that no violation of law by DLJSC has occurred. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of these matters will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not these matters will have a material adverse effect on DLJ's results of operations in any particular period.

      In addition to the matters previously reported and the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

11)   BUSINESS SEGMENT INFORMATION

                                                                 Investment
                                              Insurance           Services        Elimination           Total
                                            ---------------   -----------------  ---------------   -----------------
                                                                         (In Millions)

      Three Months Ended
      June 30, 1999
      ---------------------------------------
      Segment revenues.....................  $     1,075.6     $      469.0       $        (1.5)    $    1,543.1
      Investment (losses) gains and other..          (21.2)            98.4                 -               77.2
                                            ---------------   -----------------  ---------------   -----------------
      Total Revenues.......................  $     1,054.4     $      567.4       $        (1.5)    $    1,620.3
                                            ===============   =================  ===============   =================

      Pre-tax operating earnings...........  $       226.3     $      105.3       $         -       $      331.6
      Investment (losses) gains, net of
        related DAC and other charges......          (21.9)            98.2                 -               76.3
      Non-recurring DAC adjustments........         (131.7)             -                   -             (131.7)
      Pre-tax minority interest............            -               46.6                 -               46.6
                                            ---------------   -----------------  ---------------   -----------------
      Earnings from Continuing
        Operations.........................  $        72.7     $      250.1       $         -       $      322.8
                                            ===============   =================  ===============   =================


      Three Months Ended
      June 30, 1998
      ---------------------------------------
      Segment revenues.....................  $     1,012.2     $      379.0       $        (1.5)    $    1,389.7
      Investment gains.....................           33.1               .1                 -               33.2
                                            ---------------   -----------------  ---------------   -----------------
      Total Revenues.......................  $     1,045.3     $      379.1       $        (1.5)    $    1,422.9
                                            ===============   =================  ===============   =================

      Pre-tax operating earnings...........  $       179.8     $       86.4       $         -       $      266.2
      Investment gains (losses) net of
        related DAC and other charges......           17.2              (.4)                -               16.8
      Pre-tax minority interest............            -               37.1                 -               37.1
                                            ---------------   -----------------  ---------------   -----------------
      Earnings from Continuing
        Operations.........................  $       197.0     $      123.1       $         -       $      320.1
                                            ===============   =================  ===============   =================

                                                                 Investment
                                              Insurance           Services        Elimination           Total
                                            ---------------   -----------------  ---------------   -----------------
                                                                         (In Millions)

      Six Months Ended
      June 30, 1999
      ---------------------------------------
      Segment revenues.....................  $     2,118.2     $      925.2       $        (2.9)    $    3,040.5
      Investment (losses) gains and other..          (44.7)           108.8                 -               64.1
                                            ---------------   -----------------  ---------------   -----------------
      Total Revenues.......................  $     2,073.5     $    1,034.0       $        (2.9)    $    3,104.6
                                            ===============   =================  ===============   =================

      Pre-tax operating earnings...........  $       447.5     $      191.4       $         -       $      638.9
      Investment (losses) gains, net of
        related DAC and other charges......          (56.9)           108.4                 -               51.5
      Non-recurring DAC adjustments........         (131.7)             -                   -             (131.7)
      Pre-tax minority interest............            -               93.9                 -               93.9
                                            ---------------   -----------------  ---------------   -----------------
      Earnings from Continuing
        Operations.........................  $       258.9     $      393.7       $         -       $      652.6
                                            ===============   =================  ===============   =================


      Six Months Ended
      June 30, 1998
      ---------------------------------------
      Segment revenues.....................  $     2,053.5     $      736.7       $        (2.7)    $    2,787.5
      Investment gains.....................           74.0             31.6                 -              105.6
                                            ---------------   -----------------  ---------------   -----------------
      Total Revenues.......................  $     2,127.5     $      768.3       $        (2.7)    $    2,893.1
                                            ===============   =================  ===============   =================

      Pre-tax operating earnings...........  $       354.1     $      163.9       $         -       $      518.0
      Investment gains, net of related
        DAC and other charges..............           49.7             24.0                 -               73.7
      Pre-tax minority interest............            -               70.6                 -               70.6
                                            ---------------   -----------------  ---------------   -----------------
      Earnings from Continuing
        Operations.........................  $       403.8     $      258.5       $         -       $      662.3
                                            ===============   =================  ===============   =================

      Total Assets:
      June 30, 1999........................  $    81,206.5     $   12,844.0       $      (111.8)    $   93,938.7
                                            ===============   =================  ===============   =================

      December 31, 1998....................  $    75,626.0     $   12,379.2       $       (64.4)    $   87,940.8
                                            ===============   =================  ===============   =================


12)   COMPREHENSIVE INCOME

      The components of comprehensive income (loss) for the second quarter 1999 and 1998 and the first half of 1999 and 1998 are as follows:

                                                       Three Months Ended                  Six Months Ended
                                                            June 30,                           June 30,
                                                ---------------------------------  ---------------------------------
                                                     1999              1998             1999              1998
                                                ---------------   ---------------  ---------------   ---------------
                                                                           (In Millions)
      Net earnings............................. $      221.3      $     198.3      $      403.3      $      411.6
                                                ---------------   ---------------  ---------------   ---------------

      Change in unrealized (losses) gains,
        net of reclassification adjustment.....       (274.2)            16.1            (517.2)             39.2
                                                ---------------   ---------------  ---------------   ---------------

      Other comprehensive (loss) income........       (274.2)            16.1            (517.2)             39.2
                                                ---------------   ---------------  ---------------   ---------------

      Comprehensive (Loss) Income.............. $      (52.9)     $     214.4      $     (113.9)     $      450.8
                                                ===============   ===============  ===============   ===============

--------------------------------------------------------------------------------
                                 APPENDIX I: INVESTMENT PERFORMANCE RECORD   A-1
--------------------------------------------------------------------------------


Appendix I: Investment performance record


--------------------------------------------------------------------------------

The tables below show performance information for the variable investment options. The performance shown for each option equals the performance of the Portfolio corresponding to that option, reduced by the rate of the policies' mortality and expense risk charge (.90% annual rate). You can find more information about the performance of the Portfolios in the EQ Advisors Trust prospectus attached at the end of this prospectus. The performance figures on which the tables are based are after deduction of all fees and expenses paid by the Trust or any of the Portfolios.

For periods prior to October 18, 1999, the "Alliance" Portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18 , 1999, these Portfolios became corresponding Portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust Portfolio and any predecessors that it may have had. In addition, we have adjusted the results for these Portfolios prior to the dates when the Class IB shares for these Portfolios were available, to reflect the 12b-1 fees currently imposed. Class IB shares of Alliance Money Market, Alliance High Yield, Alliance Common Stock and Alliance Aggressive Stock Portfolios first became available in EQ Advisors Trust's predecessor on October 2, 1996. Class IB shares of Alliance Small Cap Growth Portfolio first became available in the Trust's predecessor on May 1, 1997.

The tables below, however, do not take into account the following additional charges that we will deduct under your policy: (1) the sales charge and the tax charge that we deduct from each premium payment you make; (2) the monthly cost of insurance charge; (3) the policies' monthly administrative charge; (4) the death benefit guarantee charge; or (5) any charge for optional rider benefits you may select. For more information about these charges, see "Charges and expenses you will pay" beginning on page 6 of this prospectus. If we reflected these charges, the performance shown below would be reduced. We have not done so, however, because the actual impact of these charges on a particular policy varies considerably based on such factors as the insurance risk characteristics of the insured persons; the face amount and other options you select for your policy; the state of policy issuance; the amount and timing of your premium payments; and whether you make transfers or withdrawals or take policy loans. In order to better understand how the charges we have omitted from the below tables will affect your policy's value, you should refer to your Illustrations of Policy Benefits that your registered representative will provide. You can request Equitable Life or your registered representative to provide you with such illustrations at any time, whether before or after you purchase a policy.

--------------------------------------------------------------------------------
A-2   APPENDIX I: INVESTMENT PERFORMANCE RECORD
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


AVERAGE ANNUAL RATE OF RETURN AFTER DEDUCTION OF MORTALITY AND EXPENSE RISK CHARGE FOR PERIODS ENDING DECEMBER 31, 1998*


--------------------------------------------------------------------------------------------------------------------
                                                                                             SINCE PORTFOLIO
                                                                                                INCEPTION
  VARIABLE INVESTMENT OPTION                 1 YR.     3 YRS.       5 YRS.      10 YRS.          (DATE**)
--------------------------------------------------------------------------------------------------------------------
   Alliance Money Market                     4.13%      4.15%        3.96%       4.37%         5.87%    (7/13/81)
   Alliance High Yield                      (6.24)%    10.08%        8.73%       9.88%         9.33%    (1/2/87)
   Alliance Common Stock                    27.90%     26.14%       20.51%      17.27%        15.02%    (1/13/76)
   Alliance Aggressive Stock                (0.86)%     9.47%       10.17%      17.52%        16.40%    (1/27/86)
   Alliance Small Cap Growth                (5.37)%        -            -           -         10.96%    (5/1/97)
   BT Equity 500 Index                      24.01%         -            -           -         24.01%    (12/31/97)
   BT Small Company Index                   (3.19)%        -            -           -         (3.19)%   (12/31/97)
   BT International Equity Index            19.01%         -            -           -         19.01%    (12/31/97)
   JPM Core Bond                             8.05%         -            -           -          8.05%    (12/31/97)
   Lazard Large Cap Value                   18.98%         -            -           -         18.98%    (12/31/97)
   Lazard Small Cap Value                   (8.00)%        -            -           -         (8.00)%   (12/31/97)
   Merrill Lynch Basic Value Equity         10.58%         -            -           -         16.28%    (5/1/97)
   Merrill Lynch World Strategy              5.86%         -            -           -          5.99%    (5/1/97)
   MFS Research                             22.99%         -            -           -         23.32%    (5/1/97)
   MFS Emerging Growth Companies            33.31%         -            -           -         33.64%    (5/1/97)
   Morgan Stanley Emerging Markets Equity  (27.68)%        -            -           -        (33.32)%   (8/20/97)
   EQ/Putnam Growth & Income Value          11.81%         -            -           -         16.57%    (5/1/97)
   EQ/Putnam Investors Growth               35.06%         -            -           -         36.15%    (5/1/97)
   EQ/Putnam International Equity           18.40%         -            -           -         16.47%    (5/1/97)
--------------------------------------------------------------------------------------------------------------------

* No performance information is shown for MFS Growth with Income, EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, Capital Guardian International, EQ/Evergreen or EQ/Evergreen Foundation, as those Portfolios had not received their initial funding prior to December 31, 1998.

** The inception date shown is the date that the relevant Portfolio (or its predecessor) received its initial funding.

In some cases, the return information shown above includes a period of time prior to when Separate Account FP first offered a corresponding variable investment option under any form of variable life insurance policy. Therefore, the below table provides additional performance information from the date that those investment options actually received initial funding.

---------------------------------------------------------------------------------------------------------------------
                                            AVERAGE ANNUAL RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1998
  VARIABLE INVESTMENT OPTION                          SINCE VARIABLE INVESTMENT OPTION INCEPTION (DATE)
---------------------------------------------------------------------------------------------------------------------
   Alliance Money Market                                            4.65% (1/27/86)
   Alliance Common Stock                                           16.50% (1/27/86)
---------------------------------------------------------------------------------------------------------------------


Unlike the rate of return tables above, the following yield information does not include capital gains and losses that the Portfolios corresponding to the indicated variable investment options may have experienced.

---------------------------------------------------------------------------------------------------------------------
                                                                    ANNUALIZED YIELD FOR PERIODS
  VARIABLE INVESTMENT OPTION                                          ENDING DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------------
                                                  7 DAYS                                                 30 DAYS
---------------------------------------------------------------------------------------------------------------------

    Alliance Money Market                         3.49%                                                      -
    Alliance High Yield                             -                                                     13.19%
---------------------------------------------------------------------------------------------------------------------

The information in the tables above is not a guarantee, a prediction, or necessarily an indication of future performance.

--------------------------------------------------------------------------------
                               APPENDIX II: OUR DATA ON MARKET PERFORMANCE   B-1
--------------------------------------------------------------------------------


Appendix II: Our data on market performance


--------------------------------------------------------------------------------


In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o  data developed by us derived from such indices or averages.

We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
  Barron's                                             Money Management Letter
  Morningstar's Variable Annuities/Life                Investment Dealers Digest
  Business Week                                        National Underwriter
  Forbes                                               Pension & Investments
  Fortune                                              USA Today
  Institutional Investor                               Investor's Daily
  Money                                                The New York Times
  Kiplinger's Personal Finance                         The Wall Street Journal
  Financial Planning                                   The Los Angeles Times
  Investment Advisor                                   The Chicago Tribune
  Investment Management Weekly
--------------------------------------------------------------------------------

Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

The following chart presents historical return trends for various types of securities. The information presented does not directly relate to the performance of our variable investment options or the Trust. Nevertheless, it may help you gain a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Survivorship 2000 premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.

--------------------------------------------------------------------------------
B-2   APPENDIX II:  OUR DATA ON MARKET PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


The chart below illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1998 for the types of securities indicated in the chart. These rates of return assume the reinvestment of dividends, capital gains and interest. The Consumer Price Index is also shown as a measure of inflation for comparison purposes. The investment return information presented is an historical record of unmanaged categories of securities. In addition, the rates of return shown do not reflect either (1) investment management fees and expenses, or (2) costs and charges associated with ownership of a variable life insurance policy.

The rates of return illustrated do not represent returns of our variable investment options or the Portfolios and do not constitute a representation that the performance of those options or the Portfolios will correspond to rates of return such as those illustrated in the chart.

AVERAGE ANNUAL RATES OF RETURN

-------------------------------------------------------------------------------------------------------------------------
                                              LONG-TERM    LONG-TERM    INTERMEDIATE-
FOR THE FOLLOWING PERIODS         COMMON     GOVERNMENT    CORPORATE      TERM GOV'T     U.S. TREASURY       CONSUMER
ENDING DECEMBER 31, 1998          STOCKS        BONDS        BONDS          BONDS           BILLS           PRICE INDEX
-------------------------------------------------------------------------------------------------------------------------
1 Year                            28.58%      13.06%         10.76%         10.21%           4.86%             1.80%
3 Years                           28.27         9.07          8.25           6.84            5.11              2.27
5 years                           24.06         9.52          8.74           6.20            4.96              2.41
10 years                          19.19        11.66         10.85           8.74            5.29              3.14
20 years                          17.75        11.14         10.86           9.85            7.17              4.53
30 years                          12.67         9.09          9.14           8.71            6.76              5.24
40 years                          12.00         7.20          7.43           7.39            5.94              4.44
50 years                          13.56         5.89          6.20           6.21            5.07              3.92
60 years                          12.49         5.43          5.62           5.50            4.26              4.19
Since 1926                        11.21         5.29          5.78           5.32            3.78              3.15
Inflation Adjusted Since 1926      7.82         2.08          2.55           2.11            0.62              0.00
-------------------------------------------------------------------------------------------------------------------------

Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1999 YEARBOOK,(TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) - Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-Term Government Bonds - Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-Term Corporate Bonds - For the period 1969-1998, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1998; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-Term Government Bonds - Measured by a one-bond portfolio constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills - Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Consumer Price Index - Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

--------------------------------------------------------------------------------
                           APPENDIX III: AN INDEX OF KEY WORDS AND PHRASES   C-1
--------------------------------------------------------------------------------


Appendix III: An index of key words and phrases


--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.

                                     PAGE                                 PAGE
account value                          16   month, year                     29
Administrative Office                   5   monthly deduction            9, 33
age                                    29   monthly insurance charge        33
Allocation Date                        12   net cash surrender value        20
alternative death benefit              13   option A, B                     13
amount at risk                         33   our                              2
anniversary                            29   owner                            2
assign; assignment                     27   partial withdrawal              20
automatic transfer service             17   payment option                  15
AXA Financial, Inc.                     4   planned periodic premium        10
basis                                  23   policy                       cover
beneficiary                            15   Portfolio                    cover
business day                           28   premium payments                10
Cash Surrender Value                   19   prospectus                   cover
Code                                   22   rebalancing                     17
collateral                             19   receive                         28
cost of insurance charge            6, 33   restore, restoration            11
cost of insurance rates                33   rider                           14
day                                    28   SEC                          cover
death benefit guarantee                11   Separate Account FP             31
default                                10   specified premium               11
dollar cost averaging service          17   state                            2
EQ Advisors Trust                      12   subaccount                      31
EQ Financial Consultants               12   surrender                       20
Equitable Distributors                 35   surviving insured person        13
Equitable Life                          4   Survivorship 2000            cover
Equitable Access Account               15   target premium                   6
face amount                            13   telephone transfers             17
grace period                           10   transfers                       17
guaranteed interest option             12   Trust                           12
Guaranteed Interest Account            12   units                           16
insured person(s)                      13   unit values                     16
Investment Funds                       12   us                               2
investment option                      12   variable investment option   cover
issue date                             29   we                               2
lapse                                  10   withdrawal                      20
loan, loan interest                    19   you, your                        2
matures, maturity, maturity date       21
modified endowment contract            10

Survivorship Incentive Life(SM)

A flexible premium "second to die"
variable life insurance policy


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached the prospectus for EQ Advisors Trust, which contains important information about its Portfolios.

PROSPECTUS DATED OCTOBER 18, 1999

--------------------------------------------------------------------------------

This prospectus describes many aspects of a Survivorship Incentive Life policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Survivorship Incentive Life. To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your registered representative can provide any further explanation about your policy.

WHAT IS SURVIVORSHIP INCENTIVE LIFE?

Survivorship Incentive Life is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:

--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS:
--------------------------------------------------------------------------------
o Alliance Money Market              o Lazard Small Cap Value
o Alliance High Yield                o Merrill Lynch Basic Value
o Alliance Common Stock                Equity
o Alliance Aggressive Stock          o Merrill Lynch World Strategy
o Alliance Small Cap Growth          o MFS Growth with Income
o EQ/Alliance Premier Growth         o MFS Research
o BT Equity 500 Index                o MFS Emerging Growth
o BT Small Company Index               Companies
o BT International Equity Index      o Morgan Stanley Emerging
o Capital Guardian U.S. Equity         Markets Equity
o Capital Guardian Research          o EQ/Putnam Growth & Income
o Capital Guardian International       Value
o EQ/Evergreen                       o EQ/Putnam Investors Growth
o EQ/Evergreen Foundation            o EQ/Putnam International
o JPM Core Bond                        Equity
o Lazard Large Cap Value

--------------------------------------------------------------------------------

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, a mutual fund. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred, and the life insurance benefits we pay if the policy's surviving insured person dies will generally be income tax free.

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) reduce the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the surviving insured person becomes terminally ill, and (7) add or delete certain optional benefits that we offer by "riders" to your policy.

Your registered representative can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Survivorship Incentive Life or another policy may not be to your advantage.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
2  CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------

Contents of this prospectus

--------------------------------------------------------------------------------
SURVIVORSHIP INCENTIVE LIFE

--------------------------------------------------------------------------------
What is Survivorship Incentive Life?                                           1
Who is Equitable Life?                                                         4
How to reach us                                                                5
Charges and expenses you will pay                                              6
Risks you should consider                                                      9

--------------------------------------------------------------------------------
1
POLICY FEATURES AND BENEFITS                                                  10
--------------------------------------------------------------------------------
How you can pay for and contribute to your policy                             10
The minimum amount of premiums you must pay                                   10
You can guarantee that your policy will not terminate
   before a certain date                                                      11
You can elect a "paid up" death benefit guarantee                             12
Investment options within your policy                                         13
About your life insurance benefit                                             14
You can decrease your insurance coverage                                      16
If one insured person dies                                                    16
Other benefits you can add by rider                                           16
Your options for receiving policy proceeds                                    17
Your right to cancel within a certain number of days                          17
Variations among Survivorship Incentive Life policies                         17

--------------------------------------------------------------------------------
2
DETERMINING YOUR POLICY'S VALUE                                               18
--------------------------------------------------------------------------------
Your account value                                                            18

--------------------------------------------------------------------------------
3
TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS                          19
--------------------------------------------------------------------------------
Transfers you can make                                                        19
Telephone transfers                                                           19
Our dollar cost averaging service                                             19
Our asset rebalancing service                                                 20
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
"We", "our" and "us" refers to Equitable Life. A "registered representative" is authorized to sell you this policy on Equitable Life's behalf.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner.

Unless the application for a policy provides otherwise, the insured persons jointly own the policy. If one dies, the surviving insured person becomes the sole owner. While a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

We do not offer Survivorship Incentive Life in all states. This prospectus does not offer Survivorship Incentive Life anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.

--------------------------------------------------------------------------------
                                                  CONTENTS OF THIS PROSPECTUS  3
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
4
ACCESSING YOUR MONEY                                                          21
--------------------------------------------------------------------------------
Borrowing from your policy                                                    21
Making withdrawals from your policy                                           22
Surrendering your policy for its net cash surrender value                     23
Your option to receive a living benefit                                       23

--------------------------------------------------------------------------------
5
TAX INFORMATION                                                               24
--------------------------------------------------------------------------------
Basic tax treatment for you and your beneficiary                              24
Tax treatment of distributions to you                                         24
Tax treatment of living benefit proceeds                                      26
Effect of policy splits                                                       26
Effect of policy on interest deductions taken by
   business entities                                                          26
Requirement that we diversify investments                                     26
Estate, gift, and generation-skipping taxes                                   27
Employee benefit programs                                                     27
ERISA                                                                         27
Our taxes                                                                     27
When we withhold taxes from distributions                                     27
Possibility of future tax changes                                             28

--------------------------------------------------------------------------------
6
MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY                   29
--------------------------------------------------------------------------------
Ways to make premium and loan payments                                        29
Requirements for surrender requests                                           29
Ways we pay policy proceeds                                                   29
Assigning your policy                                                         29
Dates and prices at which policy events occur                                 29
Policy issuance                                                               31
Gender-neutral policies                                                       32

--------------------------------------------------------------------------------
7
MORE INFORMATION ABOUT OTHER MATTERS                                          33
--------------------------------------------------------------------------------
Your voting privileges                                                        33
About our Separate Account FP                                                 33
About our general account                                                     34
Transfers of your account value                                               34
Telephone requests                                                            34
Deducting policy charges                                                      35
Customer loyalty credit                                                       36
Suicide and certain misstatements                                             36
When we pay policy proceeds                                                   36
Changes we can make                                                           36
Reports we will send you                                                      37
Legal proceedings                                                             37
Illustrations of policy benefits                                              37
SEC registration statement                                                    37
How we market the policies                                                    38
Insurance regulation that applies to Equitable Life                           38
Year 2000 progress                                                            38
Directors and principal officers                                              40

--------------------------------------------------------------------------------
8
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE                48
--------------------------------------------------------------------------------
Separate Account FP financial statements                                   FSA-1
Equitable Life financial statements                                          F-1

--------------------------------------------------------------------------------
9
APPENDICES
--------------------------------------------------------------------------------
I   -- Investment performance record                                         A-1
II  -- Our data on market performance                                        B-1
III -- An index of key words and phrases                                     C-1

--------------------------------------------------------------------------------
EQ ADVISORS TRUST PROSPECTUS (follows after page C-1 of this prospectus, but is not a part of this prospectus)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------

Who is Equitable Life?

--------------------------------------------------------------------------------

We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously, The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $390.8 billion in assets as of June 30, 1999. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

--------------------------------------------------------------------------------
                                                       WHO IS EQUITABLE LIFE?  5
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you can contact us

--------------------------------------------------------------------------------
BY MAIL:
--------------------------------------------------------------------------------
at the Post Office Box for our Administrative Office:
Equitable Life Client Services
Radio City Station
P.O. Box 808
New York, New York 10101-0808

--------------------------------------------------------------------------------
BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
at the Street Address for our Administrative Office:
Equitable Life Client Services
135 W. 50th St., 10th Floor
New York, New York 10020

--------------------------------------------------------------------------------
BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
1-888-228-6690

--------------------------------------------------------------------------------
BY E-MAIL
--------------------------------------------------------------------------------
life-service@equitable.com

--------------------------------------------------------------------------------
BY FAX:
--------------------------------------------------------------------------------
1-212-641-7075

--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------
Our Web site (www.equitable.com) can also provide you information.
--------------------------------------------------------------------------------

We require that the following types of communications be on specific forms we provide for that purpose:

      (1)  request for automatic transfer service; and

      (2)  authorization for telephone transfers; and

      (3)  request for asset rebalancing service.

We also have specific forms that we recommend you use for the following:

      (a)  policy surrenders;

      (b)  address changes;

      (c)  beneficiary changes;

      (d)  transfers between investment options; and

      (e)  changes in allocation percentages for premiums and deductions.

Except for properly authorized telephone transactions, any notice or request that does not use our standard form must be in writing dated and signed by you and should also specify your name, the insured persons' names (if different from yours), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. For information about transaction requests you can make by phone, see "Telephone transfers" on page 19 and "Telephone requests" on page 34 of this prospectus. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners both must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

--------------------------------------------------------------------------------
6  CHARGES AND EXPENSES YOU WILL PAY
--------------------------------------------------------------------------------

Charges and expenses you will pay

--------------------------------------------------------------------------------


TABLE OF POLICY CHARGES

This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" beginning on page 36 below.

------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM            Premium charge                    (a) 8% of each premium payment you make until your total
AMOUNTS YOU CONTRIBUTE                                              premium payments equal a certain amount(1) and (b) 5% of
TO YOUR POLICY:                                                     all additional premiums (which we may increase up to 8%)(2)
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM            Administrative charge(3)          (i) $20 in each of your policy's first 12 months and (ii) $7 in
YOUR POLICY'S VALUE EACH                                            each subsequent month (which we may increase up to $10)
MONTH:
                                                                                           plus
                                                                    (iii) $.06 per $1,000(4) of your policy's initial face amount each month for the first 10 years of your policy and (iv) $.05 per $1,000(4) for each subsequent month (we reduce this to $.04 per $1,000 in each subsequent month if the then face amount of your policy is $2 million or more)
                                  --------------------------------------------------------------------------------------------------
                                  Cost of insurance charges(3)      Amount varies depending on the specifics of your policy(5)
                                  and optional rider charges
                                  --------------------------------------------------------------------------------------------------
                                  Charge if you have elected        $.02 for each $1000 of your policy's face amount at the
                                  our optional enhanced             time the charge is deducted(6)
                                  death benefit guarantee
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            CHARGES AND EXPENSES YOU WILL PAY  7
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM            Mortality and expense risk        .60% (effective annual rate) of the value you have in our
YOUR POLICY'S VARIABLE            charge(7)                         variable investment options. We may increase this charge
INVESTMENT PERFORMANCE                                              up to .90%.
EACH DAY:(7)
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM            Surrender (turning in) of         A surrender charge that will not exceed the amount set
YOUR ACCOUNT VALUE AT THE         your policy during its            forth in your policy(8)
TIME OF THE TRANSACTION:          first 15 years
                                  --------------------------------------------------------------------------------------------------
                                  Requested decrease in your        A pro rata portion of the full surrender charge that would
                                  policy's face amount              apply to a surrender at the time of the decrease
------------------------------------------------------------------------------------------------------------------------------------

(1) Up to 10 times your target premium. The "target premium" is actuarially determined for each policy, based on that policy's particular characteristics.

(2) The Illustrations of Policy Benefits that your registered representative will provide will show the impact of the actual current and guaranteed maximum rates of these and any other charges, based on various assumptions. We may increase this charge higher than 8%, however, as a result of changes in the tax laws which increase our expenses.

(3) Not applicable after the younger insured person reaches age 100.

(4) This charge is based on the policy's initial face amount and will never be more than $300 per month during the first 10 years of your policy and $250 per month thereafter (or $200 per month thereafter if the face amount of your policy is $2 million or more).

(5) See "Monthly cost of insurance charge" on page 35 below and "Other benefits you can add by rider" on page 16 below.

(6) The "face amount" is the basic amount of insurance coverage under your policy.

(7) This charge does not apply to amounts in our guaranteed interest option.

(8) Beginning in your policy's ninth year, this amount declines at a constant rate each month until no surrender charge applies to surrenders made after the policy's 15th year. The initial amount of surrender charge depends on each policy's specific characteristics. For any policy, the lowest initial surrender charge per $1,000 of initial face amount would be $2.03, and the highest initial surrender charge per $1,000 of initial face amount would be $10.32.

--------------------------------------------------------------------------------
8  CHARGES AND EXPENSES YOU WILL PAY
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:

This table shows the fees and expenses paid by each Portfolio for the year ended December 31, 1998. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.

------------------------------------------------------------------------------------------------------------------------------------
                                                                              1998 FEES AND EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                TOTAL       FEE WAIVERS        NET TOTAL
                                       MANAGEMENT                  OTHER        ANNUAL     AND/OR EXPENSE       ANNUAL
                                          FEE        12B-1 FEE   EXPENSES(1)   EXPENSES   REIMBURSEMENTS(2)    EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                    0.35%         0.25%        0.03%         0.63%         -                0.63%
------------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                      0.60%         0.25%        0.04%         0.89%         -                0.89%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                    0.36%         0.25%        0.04%         0.65%         -                0.65%
------------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                0.54%         0.25%        0.04%         0.83%         -                0.83%
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Alliance Small Cap Growth(3)             0.90%         0.25%        0.06%         1.21%         -                1.21%
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EQ/Alliance Premier Growth(4)            0.90%         0.25%        0.74%         1.89%      0.74%               1.15%
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BT Equity 500 Index                      0.25%         0.25%        0.33%         0.83%      0.28%               0.55%
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BT Small Company Index                   0.25%         0.25%        1.31%         1.81%      1.06%               0.75%
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BT International Equity Index            0.35%         0.25%        0.89%         1.49%      0.49%               1.00%
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Capital Guardian U.S. Equity(4)          0.65%         0.25%        0.74%         1.64%      0.69%               0.95%
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Capital Guardian Research (4)            0.65%         0.25%        0.74%         1.64%      0.69%               0.95%
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Capital Guardian International(4)        0.75%         0.25%        1.03%         2.03%      0.83%               1.20%
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EQ/Evergreen(5)                          0.75%         0.25%        0.76%         1.76%      0.71%               1.05%
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EQ/Evergreen Foundation(5)               0.63%         0.25%        0.86%         1.74%      0.79%               0.95%
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JPM Core Bond                            0.45%         0.25%        0.33%         1.03%      0.23%               0.80%
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Lazard Large Cap Value                   0.55%         0.25%        0.40%         1.20%      0.25%               0.95%
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Lazard Small Cap Value                   0.80%         0.25%        0.49%         1.54%      0.34%               1.02%
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Merrill Lynch Basic Value Equity         0.55%         0.25%        0.26%         1.06%      0.21%               0.85%
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Merrill Lynch World Strategy             0.70%         0.25%        0.66%         1.61%      0.41%               1.20%
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MFS Growth with Income(5)                0.55%         0.25%        0.59%         1.39%      0.54%               0.85%
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MFS Research                             0.55%         0.25%        0.25%         1.05%      0.20%               0.85%
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MFS Emerging Growth Companies            0.55%         0.25%        0.24%         1.04%      0.19%               0.85%
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Morgan Stanley Emerging Markets Equity   1.15%         0.25%        1.23%         2.63%      0.88%               1.75%
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EQ/Putnam Growth & Income Value          0.55%         0.25%        0.24%         1.04%      0.19%               0.85%
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EQ/Putnam Investors Growth               0.55%         0.25%        0.29%         1.09%      0.14%               0.95%
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EQ/Putnam International Equity           0.70%         0.25%        0.51%         1.46%      0.26%               1.20%
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(1) On October 18, 1999, the Alliance Portfolios (other than EQ/Alliance Premier Growth) became part of EQ Advisors Trust. Other Expenses for these Portfolios have been restated to reflect the estimated expenses that would have been incurred, had these Portfolios been portfolios of EQ Advisors Trust for the year ended December 31, 1998.

(2) Equitable Life, EQ Advisors Trust's manager, has entered into an Expense Limitation Agreement with respect to several of the Portfolios under which it has agreed to waive or reduce its fees and to assume other expenses of each of these Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. Portfolios that show "-" in this column have no expense limitation arrangement in effect. See the EQ Advisors Trust prospectus for more information about the Expense Limitation Agreement.

(3) Prior to October 18, 1999, Total Annual Expenses for the Alliance Small Cap Growth Portfolio were limited to 1.20% under an expense limitation arrangement which is no longer in effect. The amounts shown have been restated to reflect the expenses that would have been incurred in 1998, absent the expense limitation arrangement.

(4) Expenses shown are based on annualized estimates for 1999. Initial seed capital was invested in the EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research and Capital Guardian International Portfolios on April 30, 1999.

(5) Expenses shown are based on annualized estimates for 1999. Initial seed capital was invested in the MFS Growth with Income, EQ/Evergreen and EQ/Evergreen Foundation Portfolios on December 31, 1998.

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                                                    RISKS YOU SHOULD CONSIDER  9
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HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.

CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" on page 27 below), (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal and auditing expenses) or (3) make a charge of up to $25 for each transfer among investment options that you make.

Any changes that we make in our current charges or charge rates will be by classes of insured persons and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, premium payments, expenses and taxes. Any changes in charges may apply to then outstanding policies, as well as to new policies, but we will not raise any charges above any maximums discussed in this prospectus and shown in your policy.

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Risks you should consider

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Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o We can increase certain charges without your consent, within limits stated in your policy.

o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

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10  POLICY FEATURES AND BENEFITS
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1
Policy features and benefits

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HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured persons. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies issued in some states or on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

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You can generally pay premiums at such times and in such amounts as you like.
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LIMITS ON PREMIUM PAYMENTS. If your premium payments exceed certain amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" beginning on page 24 below. We may return any premium payments that would exceed those limits to you.

You can ask your registered representative to provide you with an Illustration of Policy Benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay without causing your policy to be a modified endowment contract.

If at any time your policy's account value is high enough that the alternative death benefit discussed on page 15 below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured persons provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. Rather, you need to pay only the amount of premiums (if any) that is necessary to keep your policy from lapsing and terminating as discussed below.

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough "net cash surrender value" to pay your policy's monthly charges when due unless

o you have paid sufficient premiums to maintain one of our available guarantees against termination and your policy is still within the period of that guarantee (see "You can guarantee that your policy will not terminate before a certain date" below) or

o you have elected the "paid up" death benefit guarantee and it remains in effect (see "You can elect a "paid up" death benefit guarantee" at page 12 below).

("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" on page 23 below.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy, which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

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                                                POLICY FEATURES AND BENEFITS  11
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Your policy will terminate if you don't (i) pay enough premiums either to pay the charges we deduct or (ii) maintain in effect one or more of our other guarantees that can keep your policy from terminating. However, we will first send you a notice and give you a chance to cure any shortfall.
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You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," beginning on page 24 below.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination and no insured person may have died since that date. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.

YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

You can guarantee that your policy will not terminate for a number of years by paying at least certain amounts of premiums. We call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. In most states you have three options for how long the guarantee will last. One of these options is discussed below under "Enhanced death benefit guarantee." The other two guarantee "options" are as follows:

(1) a guarantee for the first 5 years of your policy (the policy calls this the "no-lapse guarantee")

                                     or

(2) a guarantee until the younger insured reaches age 70, but in no case less than 10 years (the policy calls this the "death benefit guarantee").

These guarantees may be unavailable or limited to shorter periods in some states.

We make no extra charge for either of the two above-listed guarantees against policy termination. However, in order for either of those guarantees to be available, you must have satisfied the "guarantee premium test" (discussed below) and you must not have any outstanding policy loans. In this connection, maintaining the "age 70/10 year" guarantee against policy termination (where available) will require you to pay more premiums than maintaining only the 5-year guarantee.

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In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
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GUARANTEE PREMIUM TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for either of the two above-listed guarantee options that are then available under your policy. If it does, your policy will not lapse, provided that you have no policy loans outstanding (or you repay all of such loans before the end of the 61-day grace period mentioned above), and provided that the period of the corresponding guarantee has not expired.

When we calculate the cumulative amount of guarantee premiums for the two above-listed guarantee options, we compound each amount at a 4% annual interest rate from the due date through the date of the calculation. (This interest rate is purely for purposes of determining whether you have satisfied the guarantee test for an available duration. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay

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12  POLICY FEATURES AND BENEFITS
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to maintain a guarantee against termination will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

ENHANCED DEATH BENEFIT GUARANTEE. On your application for a policy, you may elect an enhanced death benefit guarantee rider, that will guarantee your policy against termination for a longer period of time than either of the two guarantee options described above. If elected, a monthly charge of $.02 per $1000 of the policy's face amount is deducted from your account value for this enhanced death benefit guarantee. To elect this feature, all of your policy's account value must be allocated to our variable investment options.

While the enhanced death benefit guarantee is in effect, your policy will not lapse, even if your net cash surrender value is insufficient to pay a monthly deduction that has become due, as long as you do not have an outstanding loan (or you repay the loan within the 61-day grace period). This guarantee is available for the following periods:

(a) If you have always chosen death benefit Option A, as long as either insured person remains alive; or

(b) If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of: (i) the date the younger insured person reaches (or would have reached) age 80 or (ii) the end of the 15th year of the policy.

This option is not available in all states.

If you have elected the enhanced death benefit guarantee, we test on each policy anniversary to see if the required premium (the enhanced death benefit "guarantee premium") has been paid. (The enhanced guarantee premium will be set forth on page 3 of your policy.) The required premium has been paid if the total of all premiums paid, less all withdrawals, is at least equal to the total of all enhanced guarantee premiums due to date. (In this comparison, unlike the test for the shorter duration guarantees discussed above, we do not compound these amounts using any hypothetical interest rate.)

If the required premium has not been paid as of any policy anniversary, we will mail you a notice requesting that you send us the shortfall. If we do not receive this additional premium, the enhanced death benefit guarantee will terminate. The enhanced death benefit guarantee also will terminate if you request that we cancel it, or if you allocate any value to our guaranteed interest option. If the enhanced death benefit guarantee terminates, the related charge terminates, as well. Once terminated, this guarantee can never be reinstated or restored.

GUARANTEE PREMIUMS. The amount of the guarantee premiums for each of the several guarantees discussed above is set forth in your policy, if that guarantee is available to you. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured persons, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, you decrease the face amount of the policy or a rider, or eliminate a rider, or if there is a change in an insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premium. Any change will be prospective only, and no change will extend a guarantee period beyond its original number of years.

We will not bill you separately for guarantee premiums. If you want to be billed, therefore, you must select a planned periodic premium that at least equals the guarantee premium that you plan to pay. If you wish your bills for planned periodic premiums to cover your guarantee premiums, please remember to change your planned periodic premium amount, as necessary, if you take any action that causes your guarantee premiums to change.

YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

In most states, you may elect to take advantage of our "paid up death benefit guarantee" at any time after the fourth year of your policy. If you elect the paid up death benefit guarantee, we may initially reduce your face amount (see

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                                                POLICY FEATURES AND BENEFITS  13
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below). Thereafter, your policy will not lapse and the death benefit will never be less than the face amount, so long as the guarantee remains in effect. The guarantee will terminate, however, if (i) subsequent to the election, any outstanding policy loans and accrued loan interest, together with any then applicable surrender charge, exceed your policy's account value or if (ii) you request us to terminate the election.

In order to elect the paid up death benefit guarantee:

o  you must have death benefit "Option A" in effect (discussed below on page
   15),

o  you must terminate any riders to your policy that carry additional charges,

o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification, and

o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.

The paid up death benefit guarantee is not available in all states.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the number of years since the policy was issued. The factors are set forth in your policy. As a general matter, the factors change as the insured persons age so that, if your account value stayed the same, the component of the face amount calculation determined under clause (b) above would be lower the longer your policy is outstanding.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). See the table on page 7 above.

OTHER EFFECTS OF THIS GUARANTEE. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you can pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.

Partial withdrawals while this rider remains in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making withdrawals from your policy" at page 22 below), except that:

o We may decline your request for a partial withdrawal (or any other policy change) under the circumstances described in the paid up death benefit guarantee policy endorsement. If this occurs, you may wish to consider asking us to terminate the paid up death benefit guarantee.

o Partial withdrawals (and any distributions we may be required to make for tax purposes) will generally reduce your policy's face amount by more than the amount of the withdrawal.

Election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax treatment of distributions to you" beginning on page 24 below. You should consult your tax advisor before making this election.

INVESTMENT OPTIONS WITHIN YOUR POLICY

We will initially put all amounts which you have allocated to variable investment options into our Alliance Money Market investment option. On the twenty-first day after your policy's issue date (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation

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14  POLICY FEATURES AND BENEFITS
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instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

VARIABLE INVESTMENT OPTIONS. The 26 available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. The advisers who make the investment decisions for each Portfolio are as follows:

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You can choose among 26 variable investment options
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o Alliance Capital Management L.P. (for each "Alliance" or "EQ/Alliance" option)

o  Bankers Trust Company (for the "BT" options)

o  Capital Guardian Trust Company (for the "Capital Guardian" options)

o  Evergreen Asset Management Corp. (for the "EQ/Evergreen" options)

o  J.P. Morgan Investment Management Inc. (for the "JPM" option)

o  Lazard Asset Management (for both "Lazard" options)

o  Massachusetts Financial Services Company (for the "MFS" options)

o  Merrill Lynch Asset Management L.P. (for both "Merrill Lynch" Options)

o  Morgan Stanley Asset Management Inc. (for the "Morgan Stanley" option)

o  Putnam Investment Management, Inc. (for both "EQ/Putnam" options)

Each Portfolio is a part of EQ Advisors Trust. Equitable Life serves as investment manager of EQ Advisors Trust. As such, Equitable Life oversees the activities of the above-listed advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. (Prior to September 1999, EQ Financial Consultants, Inc., the predecessor to AXA Advisors, LLC and a subsidiary of Equitable Life, served as investment manager to EQ Advisors Trust.) You will find other important information about each Portfolio in the separate prospectus for EQ Advisors Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

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We will pay at least 3% annual interest on our guaranteed interest option.
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ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy a Survivorship Incentive Life policy, you tell us how much insurance coverage you want on the lives of the insured persons. We call this the "face amount" of the policy. $200,000 is the smallest amount of coverage you can request.

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                                                POLICY FEATURES AND BENEFITS  15
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If both insured persons die, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
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YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the surviving insured person dies is

o Option A - THE POLICY'S FACE AMOUNT on the date of the surviving insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                    - or -

o Option B - THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of the surviving insured person's death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" beginning on page 18 below.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the surviving insured person's date of death by a percentage specified in your policy. The percentage depends on what the younger insured person's age was or would have been on that same date. Representative percentages are as follows:

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If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.
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AGE:*   30            35           40           50           60           70
%:      829.1  %      685.4%       567.3%       391.3%       273.5%       195.6%
        80            90           99 AND OVER
%       159.7  %      127.5%       102%
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* The younger insured person's age for the policy year in which the surviving insured person dies.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the surviving insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any remaining policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the surviving insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefit rider. We reduce it by the amount of the living benefit payment plus interest. See "Your option to receive a living benefit" on page 24 below.

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16  POLICY FEATURES AND BENEFITS
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You can request to change your death benefit option any time after the second year of the policy.
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CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Changes from Option A to Option B are not permitted beyond the policy year in which the younger insured reaches (or would have reached) age 80.

If you change from Option B to A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit discussed above is in effect at the time of a change, we will determine the new face amount somewhat differently from the general procedures described above.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" beginning on page 24 below, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of a decrease in face amount.

YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may request a decrease in your policy's face amount any time after the second year of your policy. The requested decrease must be at least $10,000. We can refuse any requested decrease. Please refer to "Tax information" beginning on page 24 for certain possible tax consequences of changing the face amount.

You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Code's definition of life insurance. Your guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease (prospectively) after you reduce the face amount. If you reduce the face amount while the estate protector rider is in effect, the face amount of the rider generally will automatically decrease proportionately.

If you reduce the face amount during the first 15 years of your policy, we will deduct all or part of the remaining surrender charge from your policy. The amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.

IF ONE INSURED PERSON DIES

Your policy requires you to send us proof of the death of the first insured person to die. Certain rider benefits may be payable at that time. Also, the necessary documentary proof may be difficult to locate following a long delay.

OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:

o  Estate protector

o Option to split policy upon federal tax law change (We add this rider automatically to each eligible policy and there is no charge for it.)

o  Option to split policy on divorce

Equitable Life or your registered representative can provide you with more information about these riders. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

Please refer to "Effect of policy splits" on page 26 for a discussion of the tax consequences of splitting a policy.

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                                                POLICY FEATURES AND BENEFITS  17
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YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your beneficiary in your policy application. You can change your policy's beneficiary at any other time while either insured person is alive. If no beneficiary is living when the surviving insured person dies, we will pay the death benefit proceeds in equal shares to that insured person's surviving children. If there are no surviving children, we will instead pay that insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time while either insured person is alive, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. The terms and conditions of each option are set out in a separate contract that we will send the payee when any such option goes into effect. Equitable Life or your registered representative can provide you with samples of such contracts on request.

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You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
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If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account. The annual rate will be at least 3%.

If a registered representative has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the registered representative within the periods specified for death benefit payments under "When we pay policy proceeds," beginning on page 36 below. Your registered representative will take reasonable steps to arrange for prompt delivery to the beneficiary.

PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).

To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.

VARIATIONS AMONG SURVIVORSHIP INCENTIVE LIFE POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

Equitable Life also may vary the charges and other terms of Survivorship Incentive Life where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Survivorship Incentive Life. We will make such variations only in accordance with uniform rules that we establish.

Equitable Life or your registered representative can advise you about any variations that may apply to your policy.

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18 DETERMINING YOUR POLICY'S VALUE
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2
Determining your policy's value

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YOUR ACCOUNT VALUE

 As set forth on page 6 above, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

 Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, and (iii) any amounts that we are holding to secure policy loans that you have taken (see "Borrowing from your policy" beginning on page 21 below). (Your policy and other supplemental material may refer to (ii) and (iii) as our "Guaranteed Interest Account.") These amounts are subject to certain charges discussed in the table on page 6.

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 Your account value will be credited with the same returns as are achieved by the Portfolios (or guaranteed interest option) that you select, but will also be reduced by the amount of charges we deduct under the policy.
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 YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

 The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

 The value of each unit will increase or decrease each day, by the same amount as if you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values, however, will be reduced by the amount of our mortality and expense risk charge for that period (the charge is described in the table on page 7 above). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

 YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit (these restricted amounts may be referred to in your policy as "liened amounts"). See "Your option to receive a living benefit" on page 23 below. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate. The mortality and expense risk charge mentioned above does not apply to our guaranteed interest option.

 Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described above for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

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                        TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS  19
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Transferring your money among our investment options

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 TRANSFERS YOU CAN MAKE

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 You can transfer freely among our variable investment options and into our guaranteed interest option.
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 After your policy's initial investment Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office or you can make a telephone request (see below).

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 Transfers out of our guaranteed interest option are more limited.
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 RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option,
 (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

 We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

 TRANSFER CHARGE. We do not currently make any charge for transfers. We reserve the right, however, to impose up to a $25 charge for each transfer you make. This charge would not apply to a transfer of all of your variable investment option amounts to our guaranteed investment option, however, or to any transfer pursuant to our dollar cost averaging service.

 TELEPHONE TRANSFERS

 You can make telephone transfers by following one of two procedures:

 o if you are both an insured person under a policy and its sole owner, by calling 1-888-228-6690 (toll free) from a touch tone phone; or

 o if you are not both an insured person and the sole owner, by signing a telephone transfer authorization form and sending it to us. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

 For more information see "Telephone requests" on page 34 below. We allow only one request for telephone transfers each day (although that request may include multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.

 OUR DOLLAR COST AVERAGING SERVICE

 We offer you a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

 Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the Alliance Money Market option to our other variable investment options. You need a minimum of $5,000 in the Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to

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20 TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS
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 eight other variable options to receive the automatic transfers but each transfer to each option must be at least $50.

 You may elect the dollar cost averaging service with your policy application or at any later time. You can also cancel the dollar cost averaging service at any time.

 OUR ASSET REBALANCING SERVICE

 You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be on a onetime basis or at quarterly, semiannual, or annual intervals.

 You may specify asset allocation percentages for up to eight variable investment options. The allocation percentage you specify for each variable investment option selected must be at least 5% (whole percentage only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not elect the asset rebalancing service if you already participate in the dollar cost averaging service (discussed above).

 You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.

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                                                         ACCESSING YOUR MONEY 21
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4
Accessing your money

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 BORROWING FROM YOUR POLICY

 You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefit payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" beginning on page 23 below.

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 You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
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 When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned portion of your policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

 o  you cannot make transfers or withdrawals of the collateral;

 o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

 o  we do not count the collateral when we compute our customer loyalty credit;
    and

 o  the collateral is not available to pay policy charges.

 When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

 LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) In no event will the loan interest be more than 15%. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

 Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

 INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already outstanding (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because Survivorship Incentive Life was first offered only in 1999, no such reduction in the interest rate differential has yet been attained under any outstanding policy.

 Interest we pay on your loan collateral accrues daily. On each anniversary of your policy (or when your policy loans

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22 ACCESSING YOUR MONEY
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 are fully discharged) we contribute that interest to your policy's investment options in the same proportions as if it were a premium payment.

 EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up guaranteed death benefit to terminate or may cause any other guarantee against termination to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" beginning on page 24 below for a discussion of the tax consequences of policy loans.

 PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

 When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.

 MAKING WITHDRAWALS FROM YOUR POLICY

 You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

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 You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.
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EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of partial withdrawals, however, do not result in our deducting any portion of any then-remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

 If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

 The result is different, however, during any time when the alternative death benefit (discussed on page 16 above) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not in effect. Please also remember that a partial withdrawal reduces the amount of your premium payments that count toward maintaining our other guarantees against termination, as well.

 You should refer to "Tax information" beginning on page 24 below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy

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                                                        ACCESSING YOUR MONEY  23
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 benefits. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay charges as they fall due.

 SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

 You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charge that then remains applicable. The surrender charge is described on page 7 above.

 Please refer to "Tax information" beginning on page 24 below for the possible tax consequences of surrendering your policy.

 YOUR OPTION TO RECEIVE A LIVING BENEFIT

 Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefit rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if one of the insured persons has died and the surviving insured person has a terminal illness (as defined in the rider).

 We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefit rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

 If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy when the surviving insured person dies.

 When we pay a living benefit we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest you earn thereon, will be "restricted" -- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value, and we do not count it in computing any customer loyalty credit. We will deduct these restricted amounts from any subsequent surrender proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

 The receipt of a living benefit payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefit payment may affect your eligibility for certain government benefits or entitlements.


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 You can arrange to receive a "living benefit" if the surviving insured person becomes terminally ill.
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24 TAX INFORMATION
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5
Tax information

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 This discussion is based on current federal income tax law and interpretations. It assumes that each policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

 BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

 A Survivorship Incentive Life policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that

 o the death benefit received by the beneficiary under your policy will not be subject to federal income tax; and

 o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you that we believe is required to maintain your policy's status as life insurance under the Code.

 There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" at page 29 below.

 TAX TREATMENT OF DISTRIBUTIONS TO YOU

 The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

 TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS.

 Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for "paid up" future benefits after the payment of seven equal annual premiums. ("Paid up" means no future premiums will be required.) This is called the "seven-pay" test.

 Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option or certain other changes.

 If your policy's benefits are reduced, the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount or, in some cases, a partial withdrawal.) If the premiums previously paid during its first seven years (or within seven years after a material change), are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

 A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

 Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits,

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                                                             TAX INFORMATION  25
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 may impact the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" on page 36 below.

 TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

 If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

 Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

 TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

 For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

 A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

 IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

 Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a

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26 TAX INFORMATION
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 modified endowment contract could later become taxable as a distribution from a modified endowment contract.

 RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.


 TAX TREATMENT OF LIVING BENEFIT PROCEEDS

 Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefit rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the surviving insured person, however, if the payee has an insurable interest in the surviving insured person's life only because that insured person is a director, officer or employee of the payee or by reason of that insured person being financially interested in any trade or business carried on by the payee.

 EFFECT OF POLICY SPLITS

 Certain riders permit the splitting of a policy into two other individual policies on the lives of a husband and wife, upon a divorce or certain changes in the Federal estate tax law. This splitting of a policy could have adverse tax consequences, including, but not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.

 EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

 Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, one of the insured persons must be a 20% owner of the trade or business entity when coverage on that person commences, and the other insured person must be his or her spouse.

 The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

 The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

 In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

 Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible tax law changes that could occur with respect to such coverage.

 REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

 Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.

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                                                             TAX INFORMATION  27
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 ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

 If the policy's owner is the surviving insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If an owner is not the surviving insured person, and that owner dies before the surviving insured person, the value of that owner's interest in the policy would be includable in that owner's estate. If the owner is neither the surviving insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

 In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $650,000 (a figure that is scheduled to rise at periodic intervals to $1 million by the year
 2006). For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million.

 The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

 EMPLOYEE BENEFIT PROGRAMS

 Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured persons' consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

 ERISA

 Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.

 OUR TAXES

 The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

 If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums or otherwise allocable to the policies.

 WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

 Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if

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 we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.

 POSSIBILITY OF FUTURE TAX CHANGES

 The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes that we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured persons or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect.

 The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within a separate account may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes. Under current law, however, we believe that Equitable Life, and not the owner of a policy, would be considered the owner of the Portfolio shares.

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 This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

 WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

 CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."

 We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only
 (1) as a direct payment from a qualified retirement plan or (2) if it is made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

 REQUIREMENTS FOR SURRENDER REQUESTS

 Your surrender request must include the policy number, your name, your tax identification number, the names of the insured persons, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

 Finally, in order for your surrender request to be complete, you must return your policy to us.

 WAYS WE PAY POLICY PROCEEDS

 The payee for death benefit or other policy proceeds (e.g. upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

 We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.

 ASSIGNING YOUR POLICY

 You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change in ownership or for some other reason, if we agree. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

 Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. You should consult your tax advisor prior to making a transfer or other assignment.

 DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

 We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

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 DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

 BUSINESS DAYS. Every day that the New York Stock Exchange is open for regular trading is a business day for us. Each business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

 PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

 o premium payments received after the policy's investment start date (discussed below)

 o  loan repayments and interest payments

 REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

 o  withdrawals

 o  face amount decreases that result from a withdrawal

 o  surrenders

 o transfers from a variable investment option to the guaranteed interest option

 o  transfers among variable investment options

 o  termination of paid up death benefit guarantee

 o  tax withholding elections

 o changes of allocation percentages for premium payments or monthly deductions

 o  changes of beneficiary

 o  changes in form of death benefit payment

 o  loans

 o  assignments

 The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

 o  decreases in face amount

 o  changes in death benefit option

 o  termination of enhanced death benefit guarantee

 o  restoration of terminated policies

 o  election of paid up death benefit guarantee

 DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service occur as of the first day of each month of your policy. We make the first such transfer, as of your policy's first monthly anniversary that coincides with or follows the date we receive your request. If you request the dollar cost averaging service in your original policy application, however, the first transfer will occur as of the first day of the second month of your policy that begins after your policy's initial Allocation Date.

 ASSET REBALANCING SERVICE. If you request the asset rebalancing service in your policy application, the initial transaction will be on the start date you specify. Onetime asset rebalancing requests and the first transfer of a periodic rebalancing program received after the original policy application will be processed as of the start date you specify or the date we receive your request, if you do not select a start date. No rebalancing will occur, however, prior to your Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

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 DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" on page 36 below. We may also delay such transactions for any other legally permitted purpose.

 PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

 EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the surviving insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

 POLICY ISSUANCE

 REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

 o If you submit the full minimum initial premium to your registered representative at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

 o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

 Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

 We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

 INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our Alliance Money Market option (prior to the Allocation
 Date). Generally, this is the register date, or, if later, the date we receive your full minimum initial premium at our Administrative Office.

 COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your registered representative on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) both insured persons are still living at the time such payment and delivery are completed and (2) unless the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured persons. You may review a copy of our temporary insurance agreement, on request, for more information about the terms and conditions of that coverage.

 NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

 AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider an insured person's "age" during any year of the policy to be his or her age on his or her birthday nearest to the beginning of the policy year. For example, an insured person's age for the entire first year of a policy ("age at issue") is that person's age on whichever birthday (i.e., before or after) is closer to the policy's register date.

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 GENDER-NEUTRAL POLICIES

 Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Survivorship Incentive Life in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

 There will be no distinctions based on sex in the cost of insurance rates for Survivorship Incentive Life policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Survivorship Incentive Life policy.

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 VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

 Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

 VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Survivorship Incentive Life and other policies that Separate Account FP supports.

 ABOUT OUR SEPARATE ACCOUNT FP

 Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

 Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

 Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.

 Each subaccount (variable investment option) of Separate Account FP available under Survivorship Incentive Life invests solely in class IB shares issued by the corresponding Portfolio of EQ Advisors Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

 The EQ Advisors Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, to the trustee of a qualified plan for Equitable Life and to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of EQ Advisors Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we

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 ever believe that any of the Trust's Portfolios is so large as to materially impair the investment performance of the Portfolio involved, we will examine other investment alternatives.

 ABOUT OUR GENERAL ACCOUNT

 Our general account assets support all of our obligations, (including those under the Survivorship Incentive Life policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

 Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

 We declare the rate of interest periodically, but it will not be less than 3%. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.

 TRANSFERS OF YOUR ACCOUNT VALUE

 TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

 Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the surviving insured person's death.

 MARKET TIMING. We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one policyowner. Any agreements to use marketing timing services to make transfers are subject to our rules in effect at that time.

 TELEPHONE REQUESTS

 If you are a properly authorized person, you may make telephone transfers as described above on page 20.

 Also, if you are both the sole owner and an insured person under your policy, you may call 1-888-228-6690 (toll free) from a touch tone phone to make the following additional types of requests:

 o  policy loans

 o  changes of address

 o  changes of premium allocation percentages

 All telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions. If we do not employ reasonable procedures to confirm the genuineness of telephone instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

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 Any telephone transaction request that you make after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone transactions, or modify the procedures and conditions for such transactions, at any time.

 DEDUCTING POLICY CHARGES

 MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the surviving insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

 As a general rule, the cost of insurance rate increases each year that you own your policy. This happens automatically because of the insured persons' increasing age.

 Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates up to the guaranteed maximum at any time. The guaranteed maximum cost of insurance rates for gender neutral Survivorship Incentive Life policies are based on the 1980 Commissioner's Standard Ordinary SD Smoker and ND Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates is based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.

 Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if an insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

 Both guaranteed and current cost of insurance rates are computed on a joint life basis, even after the death of the first insured person. This means that otherwise comparable policies will have the same cost of insurance rates, regardless of whether both insureds are still living.

 DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

 PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

 The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other

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 expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the premium charge is designed primarily to defray sales and tax expenses we incur that are based on premium payments.

 CUSTOMER LOYALTY CREDIT

 We provide a "customer loyalty credit" for policies that have been outstanding for more than six years. This is added to the account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans or for a living benefit payment). The percentage credit is currently at an annual rate of .60% beginning in the policy's seventh year. This credit is not guaranteed, however. Because Survivorship Incentive Life was first offered in 1999, no credit has yet been attained under any outstanding policy.

 SUICIDE AND CERTAIN MISSTATEMENTS

 If a surviving insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

 WHEN WE PAY POLICY PROCEEDS

 GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items. In the case of a death benefit, if we do not have information about the desired manner of payment within 60 days after the date we receive notification of the surviving insured person's death (and other required items), we will pay the proceeds as a single sum, normally within seven days thereafter.

 CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

 DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

 DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

 DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If an insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

 CHANGES WE CAN MAKE

 In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

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 o combine two or more variable investment options or withdraw assets relating to Survivorship Incentive Life from one investment option and put them into another;

 o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

 o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

 o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

 o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

 If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you as required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, EQ Advisors Trust. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

 We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.

 REPORTS WE WILL SEND YOU

 Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm premium payments, transfers and certain other policy transactions.

 LEGAL PROCEEDINGS

 Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.

 ILLUSTRATIONS OF POLICY BENEFITS

 In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your policy and such factors as the face amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

 SEC REGISTRATION STATEMENT

 We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Survivorship Incentive Life policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's Web site (www.sec.gov).

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 HOW WE MARKET THE POLICIES

 We offer variable life insurance policies (including Survivorship Incentive
 Life) and variable annuity contracts through Equitable Distributors Inc. ("EDI"). The Investment Company Act of 1940, therefore, classifies EDI as a "principal underwriter" of those policies and contracts. EDI also serves as a principal underwriter of EQ Advisors Trust. EDI is a wholly-owned subsidiary of Equitable Life, with its address at 1290 Avenue of the Americas, New York, NY 10104. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). In 1997 and 1998, we paid EDI a fee of $20,088,049 and $35,452,793, respectively, for its services under a Distribution Agreement with Equitable Life and its separate accounts.

 We sell Survivorship Incentive Life through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD). Such agencies and their affiliated broker-dealers have entered into selling agreements with EDI. The licensed insurance agents who sell our policies are appointed as agents of Equitable Life, and are registered representatives of the agencies' affiliated broker-dealer. Sales commissions will be paid by Equitable Life to the agency which sells you this policy. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agencies will receive maximum commissions of:
 50% of the amount of the premium you pay in your policy's first year up to a certain amount, plus 3% of all other premiums you pay in your policy's first year, plus 3% of all premiums you pay in the second through tenth years. The agency may be required to return to us any commissions on premiums that we have refunded to a policyowner.

 INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

 We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.

 YEAR 2000 PROGRESS

 Equitable Life relies upon various computer systems in order to administer your policy and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

 In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. Equitable Life has completed the work of modifying or replacing non-compliant systems and has confirmed, through testing, that its systems are year 2000 compliant. Equitable Life has contacted third-party vendors and service providers to seek confirmation that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to policyowners and on operations of the investment options. All third-party vendors and service providers considered critical to Equitable Life's business, and substantially all vendors and service providers considered non-critical, have provided us confirmation of their year 2000 compliance or a satisfactory plan for compliance. If confirmation is not received from any of the remaining non-critical vendors or service providers, the vendor or service provider will be replaced, eliminated or the subject of contingency plans. Additionally, Equitable Life has supplemented its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures.

 There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the

--------------------------------------------------------------------------------
                                        MORE INFORMATION ABOUT OTHER MATTERS  39
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

 year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your policy and operate the investment options.

 To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act (P.L. 105-271) (1998).

--------------------------------------------------------------------------------
40 DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

 Directors and principal officers

--------------------------------------------------------------------------------


 Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.


DIRECTORS


------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS      BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
FRANCOISE COLLOC'H
------------------------------------------------------------------------------------------------------------------------------
AXA                                      Director of Equitable Life since July 1992. Senior Executive Vice President, Human
23, Avenue Matignon                      Resources and Communications of AXA, and various positions with AXA affiliated
75008 Paris, France                      companies. Director of AXA Financial, Inc. ("AXA Financial") since December 1996.
------------------------------------------------------------------------------------------------------------------------------
HENRI DE CASTRIES
------------------------------------------------------------------------------------------------------------------------------
AXA                                      Director of Equitable Life since September 1993. Director (since May 1994) and
23, Avenue Matignon                      Chairman of the Board (since April 1998) of AXA Financial. Prior thereto, Vice
75008 Paris, France                      Chairman of the Board of AXA Financial (February 1996 to April 1998). Senior
                                         Executive Vice President, Financial Services and Life Insurance Activities
                                         of AXA since 1996. Prior thereto, Executive Vice President Financial Services and
                                         Life Insurance Activities of AXA (1993 to 1996). Also Director or  officer of various subsidiaries and affiliates of the AXA Group. Director of other Equitable Life affiliates.
                                         Previously held other officerships with the AXA Group.
------------------------------------------------------------------------------------------------------------------------------
JOSEPH L. DIONNE
------------------------------------------------------------------------------------------------------------------------------
The McGraw-Hill Companies                Director of Equitable Life since May 1982. Chairman (since April 1988) and former
1221 Avenue of the Americas              Chief Executive Officer (April 1983 to April 1988) of The McGraw-Hill Companies.
New York, NY 10020                       Director of AXA Financial (since May 1992). Director, Harris Corporation and Ryder
                                         System, Inc.
------------------------------------------------------------------------------------------------------------------------------
DENIS DUVERNE
------------------------------------------------------------------------------------------------------------------------------
AXA                                      Director of Equitable Life since February 1998. Senior Vice President International
23, Avenue Matignon                      (US-UK-Benelux) AXA. Director since February 1996, Alliance. Director since
75008 Paris, France                      February 1997, Donaldson Lufkin & Jenrette ("DLJ").
------------------------------------------------------------------------------------------------------------------------------
JEAN-RENE FOURTOU
------------------------------------------------------------------------------------------------------------------------------
Rhone-Poulenc S.A.                       Director of Equitable Life since July 1992. Director of AXA Financial since July 1992.
25, Quai Paul Doumer                     Chairman and Chief Executive Officer of Rhone-Poulenc, S.A.; Member, Supervisory
92408 Courbevoie Cedex                   Board of AXA since January 1997; European Advisory Board of Bankers Trust
France                                   Company and Consulting Council of Banque de France; Director, Societe Generale,
                                         Schneider S.A. and Groupe Pernod-Ricard (July 1997 to present).
------------------------------------------------------------------------------------------------------------------------------
NORMAN C. FRANCIS
------------------------------------------------------------------------------------------------------------------------------
Xavier University of Louisiana           Director of Equitable Life since March 1989. President of Xavier University of
7325 Palmetto Street                     Louisiana; Director, First National Bank of Commerce, New Orleans, LA, Piccadilly
New Orleans, LA 70125                    Cafeterias, Inc., and Entergy Corporation.
------------------------------------------------------------------------------------------------------------------------------
DONALD J. GREENE
------------------------------------------------------------------------------------------------------------------------------
LeBoeuf, Lamb, Greene & MacRae, L.L.P.   Director of Equitable Life since July 1991. Partner, LeBoeuf, Lamb, Greene & MacRae,
125 West 55th Street L.L.P.              Director of AXA Financial since May 1992.
New York, NY 10019-4513
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             DIRECTORS AND PRINCIPAL OFFICERS 41
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

DIRECTORS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
JOHN T. HARTLEY
------------------------------------------------------------------------------------------------------------------------------
1025 NASA Boulevard                    Director of Equitable Life since August 1987. Currently a Director and retired
Melbourne, FL 32919                    Chairman and Chief Executive Officer of Harris Corporation (retired July 1995);
                                       previously held other officerships with Harris Corporation. Director of AXA
                                       Financial since May 1992; Director of the McGraw Hill Companies.
------------------------------------------------------------------------------------------------------------------------------
JOHN H.F. HASKELL JR.
------------------------------------------------------------------------------------------------------------------------------
SBC Warburg Dillon Read LLC            Director of Equitable Life since July 1992; Director of AXA Financial since July 1992;
535 Madison Avenue                     Managing Director of Warburg Dillon Read LLC, and member of its Board of Directors;
New York, NY 10022                     Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998); Director, Pall
                                       Corporation (November 1998 to present), and Dillon, Read Limited.
------------------------------------------------------------------------------------------------------------------------------
MARY R. (NINA) HENDERSON
------------------------------------------------------------------------------------------------------------------------------
Bestfoods Grocery                      Director of Equitable Life since December 1996. President of Bestfoods Grocery
BESTFOODS                              (formerly CPC Specialty Markets Group); Vice President, BESTFOODS (formerly CPC
International Plaza                    International, Inc.) since 1993. Prior thereto, President of CPC Specialty Markets
700 Sylvan Avenue                      Group. Director of AXA Financial since December 1996; Director, Hunt Corporation.
Englewood Cliffs, NJ 07632-9976
------------------------------------------------------------------------------------------------------------------------------
W. EDWIN JARMAIN
------------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                     Director of Equitable Life since July 1992. President of Jarmain Group Inc. and officer
121 King Street West                   or director of several affiliated companies. Chairman and Director of FCA
Suite 2525                             International Ltd. (until May 1998). Director of various AXA affiliated companies and
Toronto, Ontario M5H 3T9               National Mutual Holdings Limited (July 1998-Present; Alternate Director, the National
Canada                                 Mutual Life Association of Australasia Limited (until 1998); National Mutual Asia
                                       Limited and National Mutual Insurance Company Limited, Hong Kong (February 1997
                                       to present). Previously held other officerships with FCA International. Director of AXA
                                       Financial since July 1992.
------------------------------------------------------------------------------------------------------------------------------
GEORGE T. LOWY
------------------------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore                Director of Equitable Life since July 1992. Partner, Cravath, Swaine & Moore.
825 Eighth Avenue                      Director, Eramet.
New York, NY 10019
------------------------------------------------------------------------------------------------------------------------------
DIDIER PINEAU-VALENCIENNE
------------------------------------------------------------------------------------------------------------------------------
Schneider S.A.                         Director of Equitable Life since February 1996. Former Chairman and Chief Executive
64/70, Avenue Jean-Baptiste Clement    Officer of Schneider S.A. as of February 1999, Honorary Chairman. Chairman or
92646 Boulogne-Billancourt Cedex       director of numerous subsidiaries and affiliated companies of Schneider and AXA
France                                 Financial. Director of the Company and Equitable Life from July 1992 to February
                                       1995. Member, Supervisory Board, AXA and Lagardere ERE; Director, CGIP, Sema Group
                                       PLC and Rhone-Poulenc, SA; Member of European Advisory Board of Bankers Trust
                                       Company, Supervisory Board of Banque Paribas (until 1998) and Advisory Boards of Bankers Trust Company, Booz Allen & Hamilton (USA) and Banque de France.
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
42 DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

DIRECTORS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SELLA, JR.
------------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                           Director of Equitable Life since May 1987. Retired Chairman and Chief Executive
Newton, NJ 07860                       Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of AXA Financial, since May 1992.
------------------------------------------------------------------------------------------------------------------------------
PETER J. TOBIN
------------------------------------------------------------------------------------------------------------------------------
St. John's University                  Director of Equitable Life since March 1999; Dean, College of Business
8000 Utopia Parkway                    Administration, St. John's University (since August 1998); Chief Financial Officer,
Jamaica, NY 11439                      Chase Manhattan Corp. (1985 to 1997).
------------------------------------------------------------------------------------------------------------------------------
DAVE H. WILLIAMS
------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management            Director of Equitable Life since March 1991. Chairman and Chief Executive Officer of
Corporation                            Alliance until January 1999 and Chairman or Director of numerous subsidiaries and
1345 Avenue of the Americas            affiliated companies of Alliance. Senior Executive Vice President of AXA since January
New York, NY 10105 1997.               Director of AXA Financial, since May 1992.
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            DIRECTORS AND PRINCIPAL OFFICERS  43
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

OFFICERS-DIRECTORS


----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
MICHAEL HEGARTY
----------------------------------------------------------------------------------------------------------------------------------
                                       Director of Equitable Life since January 1998. President since January 1998 and Chief
                                       Operating Officer since February 1998, Equitable Life. Vice Chairman since April 1998,
                                       Senior Executive Vice President (January 1998 to April 1998), and Director and Chief
                                       Operating Officer (both since January 1998), AXA Financial. Vice Chairman (from 1996 to
                                       1997), Chase Manhattan Corporation. Vice Chairman (from 1995 to 1996) and Senior
                                       Executive Vice President (from 1991 to 1995), Chemical Bank. Executive Vice President,
                                       Chief Operating Officer and Director since March 1998, Equitable Investment Corporation
                                       ("EIC"); ACMC, Inc. ("ACMC") (since March 1998). Director, Equitable Capital Management
                                       Corporation ("ECMC") (since March 1998), Alliance and DLJ (both May 1998 to Present).
----------------------------------------------------------------------------------------------------------------------------------
EDWARD D. MILLER
----------------------------------------------------------------------------------------------------------------------------------
                                       Director of Equitable Life since August 1997. Chairman of the Board since January 1998,
                                       Chief Executive Officer since August 1997, President (August 1997 to January 1998),
                                       Equitable Life. Director, President and Chief Executive Officer, all since August 1997,
                                       AXA Financial. Senior Executive Vice President and Member of the Executive Committee,
                                       AXA; Senior Vice Chairman, Chase Manhattan Corporation (March 1996 to April 1997).
                                       President (January 1994 to March 1996) and Vice Chairman (December 1991 to January
                                       1994), Chemical Bank. Director, Alliance (since August 1997), DLJ (since November
                                       1997), ECMC (since March 1998), ACMC, Inc. (since March 1998), and AXA Canada (since
                                       September 1998). Director, Chairman, President and Chief Executive Officer since March
                                       1998, EIC. Director, KeySpan Energy.
----------------------------------------------------------------------------------------------------------------------------------
STANLEY B. TULIN
----------------------------------------------------------------------------------------------------------------------------------
                                       Director and Vice Chairman of the Board since February 1998, and Chief Financial
                                       Officer since May 1996, Equitable Life. Senior Executive Vice President until February
                                       1998, and Chief Financial Officer since May 1997, AXA Financial. Vice President until
                                       1998, EQ ADVISORS TRUST. Director, Alliance (since July 1997), and DLJ (since June
                                       1997). Prior thereto, Chairman, Insurance Consulting and Actuarial Practice, Coopers &
                                       Lybrand, L.L.P.
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
44 DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
OTHER OFFICERS


----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
LEON B. BILLIS
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since February 1998) and Chief Information Officer (since
                                       November 1994), Equitable Life. Previously held other officerships with Equitable Life;
                                       Director, J.M.R. Realty Services, Inc.
----------------------------------------------------------------------------------------------------------------------------------
DERRY E. BISHOP
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998), Chief Agency Officer, (since December
                                       1997), and Senior Vice President (January 1995 to September 1998), Equitable Life;
                                       Director (since January 1995) and Executive Vice President (since November 1994), EQ
                                       Financial Consultants, Inc. ("EQF").
----------------------------------------------------------------------------------------------------------------------------------
HARVEY BLITZ
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life. Senior Vice President, AXA Financial. Director,
                                       The Equitable of Colorado, Inc.. Vice President and Chief Financial Officer since
                                       March 1997, EQ ADVISORS TRUST. Director and Chairman, Frontier Trust Company
                                       ("Frontier"). Executive Vice President since November 1996 and Director, EQF.
                                       Director until May 1996, Equitable Distributors, Inc. ("EDI"). Director and Senior Vice
                                       President, EquiSource. Director and Officer of various Equitable Life affiliates.
                                       Previously held other officerships with Equitable Life and its affiliates.
----------------------------------------------------------------------------------------------------------------------------------
KEVIN R. BYRNE
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Treasurer, Equitable Life and AXA Financial. Treasurer, EIC
                                       (since June 1997), EquiSource and Frontier. President and Chief Executive Officer
                                       (since September 1997), and prior thereto, Vice President and Treasurer, Equitable
                                       Casualty Insurance Company ("Casualty"). Vice President and Treasurer, EQ ADVISORS
                                       TRUST (since March 1997). Director, Chairman, President and Chief Executive Officer,
                                       Equitable JV Holdings (since August 1997). Director (since July 1997), and Senior Vice
                                       President and Chief Financial Officer (since April 1998), ACMC and ECMC. Previously held other officerships with Equitable Life and its affiliates.
----------------------------------------------------------------------------------------------------------------------------------
JOHN A. CAROSELLI
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998), Equitable Life; Senior Vice President,
                                       Equitable Life (February 1998 to September 1998); Senior Vice President, Chase
                                       Manhattan Corp. (1996 to 1998); Vice President, Chemical Bank (1991 to 1996).
----------------------------------------------------------------------------------------------------------------------------------
JUDY A. FAUCETT
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life, (since September 1996) and Actuary (September
                                       1996 to December 1998). Partner and Senior Actuarial Consultant, Coopers &
                                       Lybrand L.L.P. (January 1989 to August 1996).
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             DIRECTORS AND PRINCIPAL OFFICERS 45
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)


----------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Controller, Equitable Life and AXA Financial. Senior Vice
                                       President and Chief Financial Officer, The Equitable of Colorado, Inc., since March
                                       1997. Previously held other officerships with Equitable Life and its affiliates.
----------------------------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Auditor, Equitable Life. Vice President and Auditor, AXA
                                       Financial.

----------------------------------------------------------------------------------------------------------------------------------
ROBERT E. GARBER
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and General Counsel, Equitable Life and AXA Financial.
                                       Previously held other officerships with Equitable Life and its affiliates.

----------------------------------------------------------------------------------------------------------------------------------
MARK A. HUG
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President since April 1997, Equitable Life. Prior thereto, Vice President,
                                       Aetna.

----------------------------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Chief Compliance Officer and Associate General Counsel,
                                       Equitable Life. Previously held other officerships with Equitable Life.

----------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. MARTIN
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998) and Chief Marketing Officer (since
                                       December 1997). Prior thereto, Senior Vice President and Chief Marketing Officer,
                                       Equitable Life. Chairman and Chief Executive Officer, EQF. Vice President, EQ
                                       ADVISORS TRUST (until April 1998) and THE HUDSON RIVER TRUST. Director,
                                       Equitable Underwriting and Sales Agency (Bahamas), Ltd. and EquiSource; Director
                                       and Executive Vice President (since December 1998), Colorado; prior thereto, Director and Senior Vice President. Previously held other officerships with Equitable Life and its affiliates.

----------------------------------------------------------------------------------------------------------------------------------
RICHARD J. MATTEIS
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President, Equitable Life (since May 1998); Executive Vice
                                       President, Chase Manhattan Corporation (January 1983 to June 1997); Director,
                                       EQF (since October 1998).

----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
46 DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)


----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PETER D. NORIS
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                       President since May 1995 and Chief Investment Officer since July 1995, AXA
                                       Financial. Trustee, THE HUDSON RIVER TRUST, and Chairman, President and Trustee
                                       since March 1997, EQ ADVISORS TRUST. Director, Alliance, and Equitable Real Estate
                                       (until June 1997). Executive Vice President, EQF, since November 1996. Director,
                                       EREIM Managers Corp. (since July 1997), and EREIM LP Corp. (since October 1997).
                                       Prior to May 1995, Vice President/Manager, Insurance Companies Investment
                                       Strategies Group, Salomon Brothers, Inc.

----------------------------------------------------------------------------------------------------------------------------------
BRIAN S. O'NEIL
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President, Equitable Life (since June 1998); Director of Investment, AXA
                                       Investment Management (January 1998 to June 1998); Chief Investment Officer, AXA
                                       Investment Management (July 1995 to January 1998).

----------------------------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life. Director, Chairman and Chief Operating Officer,
                                       Casualty, (since September 1997). Director, Equitable Agri-Business, Inc. (until
                                       June 1997). Previously held other officerships with Equitable Life and its affiliates.

----------------------------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1999); Vice President, Secretary and Associate
                                       General Counsel, Equitable Life and AXA Financial, since September 1995. Previously held other officerships with Equitable Life.

----------------------------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
----------------------------------------------------------------------------------------------------------------------------------

                                       Senior Vice President (since February 1995) and Deputy General Counsel (since June
                                       1996), Equitable Life. Senior Vice President and Associate General Counsel (since
                                       September 1996), AXA Financial. Director, EQF. Senior Vice President and General
                                       Counsel, EIC (June 1997 to March 1998). Previously held other officerships with
                                       Equitable Life and its affiliates.

----------------------------------------------------------------------------------------------------------------------------------
JOSE S. SUQUET
----------------------------------------------------------------------------------------------------------------------------------
                                       Senior Executive Vice President (since February 1998), Chief Distribution Officer
                                       (since December 1997) and Chief Agency Officer (August 1994 to December 1997),
                                       Equitable Life. Prior thereto, Agency Manager. Executive Vice President since May 1996,
                                       AXA Financial. Vice President since March 1998, THE HUDSON RIVER TRUST. Chairman (since
                                       December 1997), EDI.

----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             DIRECTORS AND PRINCIPAL OFFICERS 47
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)


----------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
GREGORY G. WILCOX
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998), Senior Vice President (May 1992 to
                                       September 1998), Equitable Life. Senior Vice President (since May 1992), AXA
                                       Financial.

----------------------------------------------------------------------------------------------------------------------------------
R. LEE WILSON
----------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since May 1998) and Deputy Chief Financial Officer (since
                                       September 1998), Equitable Life. Prior thereto, Executive Vice President, Chase
                                       Manhattan Bank.

----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
48 FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE
--------------------------------------------------------------------------------

8
Financial Statements of Separate Account FP and Equitable Life

--------------------------------------------------------------------------------

 The financial statements of Separate Account FP as of December 31, 1998 and for each of the three years in the period ended December 31, 1998 and the financial statements of Equitable Life as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Separate Account FP and Equitable Life as of June 30, 1999 are unaudited. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.

INDEX TO FINANCIAL STATEMENTS

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


Report of Independent Accountants..................................................................................      FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 1998.........................................................      FSA-3
   Statements of Operations for the Years Ended December 31, 1998, 1997 and 1996...................................      FSA-4
   Statements of Changes in Net Assets for the Years Ended December 31, 1998, 1997 and 1996........................      FSA-7
   Notes to Financial Statements...................................................................................     FSA-10


Unaudited Financial Statements:
   Statements of Assets and Liabilities, June 30, 1999.............................................................     FSA-13
   Statements of Operations for the Six Months Ended June 30, 1999.................................................     FSA-15
   Statements of Changes in Net Assets for the Six Months Ended June 30, 1999......................................     FSA-17
   Notes to Financial Statements...................................................................................     FSA-19


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

Report of Independent Accountants..................................................................................        F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 1998 and 1997.........................................................        F-2
   Consolidated Statements of Earnings, Years Ended December 31, 1998, 1997 and 1996...............................        F-3
   Consolidated Statements of Shareholder's Equity, Years Ended December 31, 1998, 1997 and 1996...................        F-4
   Consolidated Statements of Cash Flows, Years Ended December 31, 1998, 1997 and 1996.............................        F-5
   Notes to Consolidated Financial Statements......................................................................        F-6


Unaudited Consolidated Financial Statements:
   Consolidated Balance Sheets, June 30, 1999 and December 31, 1998................................................       F-42
   Consolidated Statements of Earnings for the Three and Six Months Ended June 30, 1999 and 1998...................       F-43
   Consolidated Statements of Shareholder's Equity for the Six Months Ended June 30, 1999 and 1998.................       F-44
   Consolidated Statements of Cash Flows for the Six Months Ended June 30, 1999 and 1998...........................       F-45
   Notes to Consolidated Financial Statements......................................................................       F-46


+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.




                                     FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance High Yield Fund, Alliance Common Stock Fund, Alliance Aggressive Stock Fund, Alliance Small Cap Growth Fund, (collectively "Hudson River Trust funds") and the Merrill Lynch Basic Value Equity Fund, Merrill Lynch World Strategy Fund, MFS Research Fund, MFS Emerging Growth Companies Fund, Morgan Stanley Emerging Markets Equity Fund and EQ/Putnam Growth & Income Value Fund, (collectively "EQ Advisors Trust funds"), separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (formerly Equitable Variable Life Insurance Company Separate Account FP) at December 31, 1998 and the results of each of their operations and changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust and in The EQ Advisors Trust at December 31, 1998 with the transfer agent, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
February 8, 1999


                                      FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998


                                         ------------------------------------------------------------------------------------------
                                            ALLIANCE         ALLIANCE           ALLIANCE          ALLIANCE
                                             MONEY             HIGH              COMMON          AGGRESSIVE         ALLIANCE
                                             MARKET            YIELD             STOCK              STOCK           SMALL CAP
                                              FUND             FUND               FUND              FUND           GROWTH FUND
                                         ---------------   --------------   -----------------   --------------    --------------

ASSETS
Investments in shares of
  the Trusts -- at market
  value (Notes 2 and 6)
   Cost:  $  252,036,846..............     $253,573,296
             191,596,765..............                      $170,697,910
           2,256,517,409..............                                        $2,945,826,613
             945,225,569..............                                                           $971,940,783
              40,047,285..............                                                                              $48,828,240
Receivable for Trust shares sold......               --               --                  --       15,756,667        12,471,839
Receivable for policy-related
   transactions.......................       17,848,216               --           3,228,813               --                --
                                         ---------------   --------------   -----------------   --------------    --------------
Total Assets..........................      271,421,512      170,697,910       2,949,055,426      987,697,450        61,300,079
                                         ---------------   --------------   -----------------   --------------    --------------

LIABILITIES
Payable for Trust shares purchased....       16,331,370           35,027           5,828,987               --                --
Payable for policy-related                           --
   transactions.......................                           289,889                  --       16,503,396        12,640,148
Amount retained by Equitable Life
   in Separate Account
   FP (Note 4)........................          414,349          136,603             699,865          415,973           188,682
                                         ---------------   --------------   -----------------   --------------    --------------
Total Liabilities.....................       16,745,719          461,519           6,528,852       16,919,369        12,828,830
                                         ---------------   --------------   -----------------   --------------    --------------
NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS....................     $254,675,793     $170,236,391      $2,942,526,574     $970,778,081       $48,471,249
                                         ===============   ==============   =================   ==============    ==============


                                    ------------------------------------------------------------------------------------------------
                                        MERRILL         MERRILL                            MFS          MORGAN
                                       LYNCH BASIC      LYNCH                           EMERGING       STANLEY        EQ/PUTNAM
                                         VALUE          WORLD                            GROWTH        EMERGING         GROWTH &
                                         EQUITY        STRATEGY       MFS RESEARCH      COMPANIES       MARKETS      INCOME VALUE
                                          FUND           FUND            FUND             FUND        EQUITY FUND         FUND
                                     -------------   -------------   --------------   -------------   ------------   --------------

ASSETS
Investments in shares of
  the Trusts -- at market
  value (Notes 2 and 6)
   Cost:  $   20,272,609...........   $20,180,650
               4,940,984...........                    $5,128,718
              24,727,882...........                                    $28,040,945
              49,044,186...........                                                    $56,040,636
              12,317,395...........                                                                    $9,374,762
              15,594,112...........                                                                                    $16,754,714
Receivable for Trust shares sold...        10,202              --               --       1,181,194             --               --
Receivable for policy-related
   transactions....................            --           7,652           63,970              --             --               --
                                     -------------   -------------   --------------   -------------   ------------   --------------
Total Assets.......................    20,190,852       5,136,370       28,104,915      57,221,557      9,374,762       16,754,714
                                     -------------   -------------   --------------   -------------   ------------   --------------

LIABILITIES
Payable for Trust shares purchased.            --              --           82,934              --         18,854            3,033
Payable for policy-related
   transactions....................        29,458              --               --       1,224,733          7,369            8,426
Amount retained by Equitable Life
   in Separate Account
   FP (Note 4).....................        76,304       1,365,122           60,594          31,895      2,334,195          106,949
                                     -------------   -------------   --------------   -------------   ------------   --------------
Total Liabilities..................       105,762       1,372,779          143,528       1,256,628      2,360,418          118,408
                                     -------------   -------------   --------------   -------------   ------------   --------------
NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.................   $20,085,090      $3,763,591      $27,961,387     $55,964,929     $7,014,344      $16,636,306
                                     =============   =============   ==============   =============   ============   ==============

-------------------------
See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                       FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,


                                                    ------------------------------------------------------------------------------
                                                             ALLIANCE MONEY MARKET                    ALLIANCE HIGH YIELD
                                                                      FUND                                    FUND
                                                    ------------------------------------ ---------------------------------------
                                                      1998            1997      1996         1998          1997         1996
                                                    ------------ ---------- -----------  -------------- -----------  ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts...................  $10,719,684  $9,754,675  $9,126,793   $ 18,449,747  $12,918,934  $ 8,696,039
   Expenses (Note 3):
      Mortality and expense risk charges..........    1,204,220   1,101,168   1,025,149      1,007,106      789,982      518,429
                                                    ------------ ----------- ----------- -------------- ------------ ------------
NET INVESTMENT INCOME (LOSS)......................    9,515,464   8,653,507   8,101,644     17,442,641   12,128,952    8,177,610
                                                    ------------ ----------- ----------- -------------- ------------ ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.........     (161,314)   (513,800)   (110,954)    (2,344,392)     936,554      939,559
      Realized gain distribution from the Trusts..        7,750      13,435          --      3,396,523    6,365,633    6,119,053
                                                    ------------ ----------- ----------- -------------- ------------ ------------
NET REALIZED GAIN (LOSS)..........................     (153,564)   (500,365)   (110,954)     1,052,131    7,302,187    7,058,612
                                                    ------------ ----------- ----------- -------------- ------------ ------------
   Unrealized appreciation (depreciation)
      on investments:
      Beginning of period.........................      804,349      24,023      89,976      8,622,836    5,664,824    3,823,981
      End of period...............................    1,536,450     804,349      24,023    (20,898,854)   8,622,836    5,664,824
                                                    ------------ ----------- ----------- -------------- ------------ ------------
   Change in unrealized appreciation
      (depreciation)
      during the period...........................      732,101     780,326     (65,953)   (29,521,690)   2,958,012    1,840,843
                                                    ------------ ----------- ----------- -------------- ------------ ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS.................................      578,537     279,961    (176,907)   (28,469,559)  10,260,199    8,899,455
                                                    ============ =========== =========== ============== ============ ============
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS......................  $10,094,001  $8,933,468  $7,924,737   $(11,026,918) $22,389,151  $17,077,065
                                                    ============ =========== =========== ============== ============ ============


                                                           --------------------------------------------
                                                                   ALLIANCE COMMON STOCK
                                                                            FUND
                                                            -------------------------------------------
                                                                 1998              1997           1996
                                                            -------------- ------------- -------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts............................  $ 15,939,680  $ 10,668,337  $ 11,773,551
   Expenses (Note 3):
      Mortality and expense risk charges...................    14,600,706    11,435,936     8,267,795
                                                            -------------- ------------- -------------
NET INVESTMENT INCOME (LOSS)...............................     1,338,974      (767,599)    3,505,756
                                                            -------------- ------------- -------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments..................   169,109,310    53,841,049    30,128,838
      Realized gain distribution from the Trusts...........   353,834,250   164,814,473   157,423,606
                                                            -------------- ------------- -------------
NET REALIZED GAIN (LOSS)...................................   522,943,560   218,655,522   187,552,444
                                                            -------------- ------------- -------------
   Unrealized appreciation (depreciation) on investments:
      Beginning of period..................................   567,231,009   294,432,897   181,824,279
      End of period........................................   689,309,204   567,231,009   294,432,897
                                                            -------------- ------------- -------------
   Change in unrealized appreciation (depreciation)
      during the period....................................   122,078,195   272,798,112   112,608,618
                                                            -------------- ------------- -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS..........................................   645,021,755   491,453,634   300,161,062
                                                            ============== ============= =============
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS...............................  $646,360,729  $490,686,035  $303,666,818
                                                            ============== ============= =============

-------------------------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                       FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (Continued)
FOR THE YEARS ENDED DECEMBER 31,


                                                             -----------------------------------------------------------------------
                                                                                                                 ALLIANCE SMALL
                                                                        ALLIANCE AGGRESSIVE STOCK                  CAP GROWTH
                                                                                   FUND                               FUND
                                                             ---------------------------------------------  ------------------------
                                                               1998               1997            1996            1998*        1997*
                                                             -------------  -------------   -------------   -----------   ----------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts...........................    $  4,461,38    $  1,311,613    $  1,661,263    $    4,062    $   4,189
   Expenses (Note 3):
      Mortality and expense risk charges..................      5,581,296      5,299,127       4,086,388       215,285       41,540
                                                             -------------  -------------   -------------   -----------   ----------
NET INVESTMENT INCOME (LOSS)..............................     (1,119,907)    (3,987,514)     (2,425,125)     (211,223)     (37,351)
                                                             -------------  -------------   -------------   -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.................    (39,688,312)    28,217,939      30,549,608    (7,585,521)    (609,208)
      Realized gain distribution from the Trusts..........     46,528,461     79,729,154     133,080,595            --      545,833
                                                             -------------  -------------   -------------   -----------   ----------

NET REALIZED GAIN (LOSS)..................................      6,840,149    107,947,093     163,630,203    (7,585,521)     (63,375)
                                                             -------------  -------------   -------------   -----------   ----------
   Unrealized appreciation (depreciation) on investments:
      Beginning of period.................................     32,695,620     46,617,235      80,271,118       771,812           --
      End of period.......................................     26,715,214     32,695,620      46,617,235     8,780,955      771,812
                                                             -------------  -------------   -------------   -----------   ----------
   Change in unrealized appreciation (depreciation)
      during the period...................................     (5,980,406)   (13,921,615)    (33,653,883)    8,009,143      771,812
                                                             -------------  -------------   -------------   -----------   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS.........................................        859,743     94,025,478     129,976,320       423,622      708,437
                                                             =============  =============   =============   ===========   ==========
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................   $   (260,164)  $ 90,037,964    $127,551,195    $  212,399    $ 671,086
                                                             =============  =============   =============   ===========   ==========


                                                             -----------------------------
                                                                        MERILL LYNCH
                                                                        BASIC VALUE
                                                                        EQUITY FUND
                                                             -----------------------------
                                                                  1998            1997*
                                                             -------------   -------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts...........................      $ 192,441       $  35,810
   Expenses (Note 3):
      Mortality and expense risk charges..................         66,427           9,349
                                                             -------------   -------------
NET INVESTMENT INCOME (LOSS)..............................        126,014          26,461
                                                             -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.................        207,032           6,656
      Realized gain distribution from the Trusts..........        667,083          33,738

                                                             -------------   -------------
NET REALIZED GAIN (LOSS)..................................        874,115          40,394
                                                             -------------   -------------
   Unrealized appreciation (depreciation) on investments:
      Beginning of period.................................        135,003              --
      End of period.......................................        (91,959)        135,003
                                                             -------------   -------------
   Change in unrealized appreciation (depreciation)
      during the period...................................      (226,962)         135,003
                                                             -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS.........................................        647,153         175,397
                                                             -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS........................................      $ 773,167        $201,858
                                                             =============   =============

-------------------------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                       FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (Concluded)
FOR THE YEARS ENDED DECEMBER 31,




                                                      -----------------------------------------------------------------------------
                                                                                                            MFS EMERGING
                                                      MERRILL LYNCH WORLD         MFS RESEARCH            GROWTH COMPANIES
                                                         STRATEGY FUND                FUND                      FUND
                                                      ----------------------- ---------------------- -----------------------------
                                                       1998         1997*      1998        1997*          1998           1997*
                                                      ---------- ------------ ----------- ---------- ---------------- ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts......................  $ 36,750     $ 17,124  $   71,137   $ 20,442  $       969         $ 24,358
   Expenses (Note 3):
      Mortality and expense risk charges..............   12,469        2,678      86,044     13,127          157,484       18,835
                                                      ---------- ------------ ----------- ---------- ---------------- ------------
NET INVESTMENT INCOME (LOSS)..........................   24,281       14,446     (14,907)     7,315         (156,515)       5,523
                                                      ---------- ------------ ----------- ---------- ---------------- ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.............   19,432       (3,626)    494,412      6,989        4,270,964      161,034
      Realized gain distribution from the Trusts......       --       38,995          --     81,156               --      296,998
                                                      ---------- ------------ ----------- ---------- ---------------- ------------
NET REALIZED GAIN (LOSS)..............................   19,432       35,369     494,412     88,145        4,270,964      458,032
                                                      ---------- ------------ ----------- ---------- ---------------- ------------
   Unrealized appreciation (depreciation)
      on investments:
      Beginning of period............................   (37,926)          --     249,382         --          171,320           --
      End of period..................................   187,734      (37,926)  3,313,063    249,382        6,996,177      171,320
                                                      ---------- ------------ ----------- ---------- ---------------- ------------
   Change in unrealized appreciation (depreciation)
      during the period..............................   225,660      (37,926)  3,063,681    249,382        6,824,857      171,320
                                                      ---------- ------------ ----------- ---------- ---------------- ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................   245,092       (2,557)  3,558,093    337,527       11,095,821      629,352
                                                      ---------  -----------  ----------- ---------- ---------------- ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................  $269,373     $ 11,889  $3,543,186   $344,842      $10,939,306     $634,875
                                                      ========== ============ =========== ========== ================ ============


                                                      -----------------------------------------------------------
                                                            MORGAN STANLEY                   EQ/PUTNAM
                                                        EMERGING MARKETS EQUITY        GROWTH & INCOME VALUE
                                                                 FUND                          FUND
                                                      ------------------------------- ---------------------------
                                                          1998           1997**           1998         1997*
                                                      -------------- ---------------- -------------- ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from the Trusts......................    $   37,240      $    16,623     $  143,999     $ 33,273
   Expenses (Note 3):
      Mortality and expense risk charges..............       23,921            2,862         56,995        9,655
                                                      -------------- ---------------- -------------- ------------
NET INVESTMENT INCOME (LOSS)..........................       13,319           13,761         87,004       23,618
                                                      -------------- ---------------- -------------- ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.............     (637,290)         (14,566)       209,398        1,078
      Realized gain distribution from the Trusts......           --               --        130,047       27,226
                                                      -------------- ---------------- -------------- ------------
NET REALIZED GAIN (LOSS)..............................     (637,290)         (14,566)       339,445       28,304
                                                      -------------- ---------------- -------------- ------------
   Unrealized appreciation (depreciation)
      on investments:
      Beginning of period............................    (1,079,388)              --        269,561           --
      End of period..................................    (2,942,633)      (1,079,388)     1,160,602      269,561
                                                      -------------- ---------------- -------------- ------------
   Change in unrealized appreciation (depreciation)
      during the period..............................    (1,863,245)      (1,079,388)       891,041      269,561
                                                      -------------- ---------------- -------------- ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS....................................    (2,500,535)      (1,093,954)     1,230,486      297,865
                                                      -------------- ---------------- -------------- ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS...................................   $(2,487,216)     $(1,080,193)    $1,317,490     $321,483
                                                      ============== ================ ============== ============

-------------------------
See Notes to Financial Statements.
*   Commencement of Operations on May 1, 1997.
**  Comencement of Operations on August 20, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                       FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,


                                              --------------------------------------------------------------------------------------
                                                          ALLIANCE MONEY MARKET                     ALLIANCE HIGH YIELD
                                                                 FUND                                        FUND
                                              -------------------------------------------- -----------------------------------------
                                                   1998           1997           1996          1998          1997          1996
                                              -------------- -------------- -------------- ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............  $   9,515,464  $   8,653,507   $  8,101,644  $ 17,442,641  $ 12,128,952  $  8,177,610
   Net realized gain (loss).................       (153,564)      (500,365)      (110,954)    1,052,131     7,302,187     7,058,612
   Change in unrealized appreciation
      (depreciation) on investments.........        732,101        780,326        (65,953)  (29,521,690)    2,958,012     1,840,843
                                              -------------- -------------- -------------- ------------- ------------- -------------
   Net increase (decrease) in net assets
      from operations.......................      10,094,001      8,933,468      7,924,737   (11,026,918)   22,389,151   17,077,065
                                              -------------- -------------- -------------- ------------- ------------- -------------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)....................     229,608,273    234,059,930    101,890,108    36,502,918    26,933,221   19,454,716
   Benefits and other policy-related
      transactions (Note 3).................    (41,370,215)   (40,687,124)   (38,404,209)  (20,288,710)  (14,530,462)  (16,165,764)
   Net transfers among funds and
      guaranteed interest account...........   (128,607,686)  (259,049,840)   (36,607,946)    2,677,159    26,385,799     9,301,980
                                              ------------- -------------- --------------- ------------- ------------- -------------
   Net increase (decrease) in net assets
      from policy-related transactions......     59,630,372    (65,677,034)    26,877,953    18,891,177    38,788,558    12,590,932
                                              -------------- -------------- -------------- ------------- ------------- -------------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).............       (128,382)       (49,726)       (63,127)       (6,237)     (189,179)     (209,120)
                                              -------------- -------------- -------------- ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.............     69,595,991    (56,793,292)    34,739,563     7,858,022    60,988,530    29,458,877
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD......................    185,079,802    241,873,094    207,133,531   162,378,369   101,389,839    71,930,962
                                              -------------- -------------- -------------- ------------- ------------- -------------
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   END OF PERIOD............................  $ 254,675,793  $ 185,079,802   $241,873,094  $170,236,391  $162,378,369  $101,389,839
                                              ============== ============== ============== ============= ============= =============


                                              -------------------------------------------------------------
                                                                  ALLIANCE COMMON STOCK
                                                                         FUND
                                               ------------------------------------------------------------
                                                      1998               1997                 1996
                                               ------------------- ------------------- --------------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............      $    1,338,974      $     (767,599)      $    3,505,756
   Net realized gain (loss).................         522,943,560         218,655,522          187,552,444
   Change in unrealized appreciation
      (depreciation) on investments.........         122,078,195         272,798,112          112,608,618
                                              ------------------- ------------------- --------------------
   Net increase (decrease) in net assets
      from operations.......................         646,360,729         490,686,035          303,666,818
                                              ------------------- ------------------- --------------------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)....................         322,874,015         282,279,826          271,193,481
   Benefits and other policy-related
      transactions (Note 3).................        (250,079,870)       (199,662,183)        (154,302,728)
   Net transfers among funds and
      guaranteed interest account...........          24,136,275          56,849,823            4,064,266
                                              ------------------- ------------------- --------------------
   Net increase (decrease) in net assets
      from policy-related transactions......          96,930,420         139,467,466          120,955,019
                                              ------------------- ------------------- --------------------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).............          (1,609,215)            (86,740)            (429,232)
                                              ------------------- ------------------- --------------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.............         741,681,934         630,066,761          424,192,605
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD......................       2,200,844,640       1,570,777,879        1,146,585,274
                                              ------------------- ------------------- --------------------
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   END OF PERIOD............................      $2,942,526,574      $2,200,844,640       $1,570,777,879
                                               =================== =================== ====================

-------------------------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.



                                       FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEARS ENDED DECEMBER 31,


                                                           -------------------------------------------------------------------------
                                                                                                               ALLIANCE SMALL
                                                                     ALLIANCE AGGRESSIVE STOCK                   CAP GROWTH
                                                                                FUND                                FUND
                                                           --------------------------------------------- --------------------------
                                                             1998            1997            1996         1998*         1997*
                                                           -------------- --------------- -------------- ------------ -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).........................   $  (1,119,907)  $  (3,987,514)  $ (2,425,125) $  (211,223)  $   (37,351)
   Net realized gain (loss).............................       6,840,149     107,947,093    163,630,203   (7,585,521)      (63,375)
   Change in unrealized appreciation
      (depreciation) on investments.....................      (5,980,406)    (13,921,615)   (33,653,883)   8,009,143       771,812
                                                           -------------- --------------- -------------- ------------ -------------
   Net increase (decrease) in net assets
      from operations...................................        (260,164)     90,037,964    127,551,195      212,399       671,086
                                                           -------------- --------------- -------------- ------------ -------------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)................................     172,792,283     179,662,167    167,830,465   14,863,783     2,947,848
   Benefits and other policy-related
      transactions (Note 3).............................    (115,442,947)   (107,529,554)   (85,246,883)  (3,897,615)     (599,875)
   Net transfers among funds and
      guaranteed interest account.......................     (43,660,488)      1,712,877     28,481,572   15,043,596    19,670,856
                                                           -------------- --------------- -------------- ------------ -------------
   Net increase (decrease) in net assets
      from policy-related transactions..................      13,688,848      73,845,490    111,065,154   26,009,764    22,018,829
                                                           -------------- --------------- -------------- ------------ -------------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4).........................         308,967        (442,155)      (205,349)    (116,777)     (324,052)
                                                           -------------- --------------- -------------- ------------ -------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS.........................      13,737,651     163,441,299    238,411,000   26,105,386    22,365,863
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD..................................     957,040,430     793,599,131    555,188,131   22,365,863            --
                                                           -------------- --------------- -------------- ------------ -------------

NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   END OF PERIOD........................................   $ 970,778,081   $ 957,040,430   $793,599,131  $48,471,249   $22,365,863
                                                           ============== =============== ============== ============ =============


                                                     ------------------------------------------------
                                                                                     MERRILL LYNCH
                                                     MERRILL LYNCH BASIC VALUE      WORLD STRATEGY
                                                            EQUITY FUND                  FUND
                                                     ------------------------- ------------------------
                                                         1998        1997*        1998        1997*
                                                     ------------ ------------ ------------ -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..................... $   126,014  $   26,461   $   24,281   $  14,446
   Net realized gain (loss).......................       874,115      40,394       19,432      35,369
   Change in unrealized appreciation
      (depreciation) on investments...............      (226,962)    135,003      225,660     (37,926)
                                                     ------------ ------------ ------------ -----------

   Net increase (decrease) in net assets
      from operations.............................       773,167     201,858      269,373      11,889
                                                     ------------ ------------ ------------ -----------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)..........................     6,388,355   1,097,822    1,050,984     334,133
   Benefits and other policy-related
      transactions (Note 3).......................    (1,430,414)   (135,034)    (294,100)    (41,646)
   Net transfers among funds and
      guaranteed interest account.................     8,794,685   4,661,128    1,271,852   1,374,499
                                                     ------------ ------------ ------------ -----------
   Net increase (decrease) in net assets
      from policy-related transactions............    13,752,626   5,623,916    2,028,736   1,666,986
                                                     ------------ ------------ ------------ -----------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)...................       (62,140)   (204,337)    (119,245)    (94,148)
                                                     ------------ ------------ ------------ -----------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS...................    14,463,653   5,621,437    2,178,864   1,584,727
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD............................     5,621,437          --    1,584,727          --
                                                     ------------ ------------ ------------ -----------
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
  END OF PERIOD...................................   $20,085,090  $5,621,437   $3,763,591   $1,584,727
                                                     ============ ============ ============ ===========

-------------------------
See Notes to Financial Statements.
*  Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.





                                       FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)
FOR THE YEARS ENDED DECEMBER 31,




                                                           --------------------------------------------------------------
                                                                                                 MFS EMERGING
                                                                MFS RESEARCH                   GROWTH COMPANIES
                                                                    FUND                             FUND
                                                           --------------------------- ---------------------------------
                                                            1998            1997*           1998             1997*
                                                           ------------ -------------- ---------------- ----------------

INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..........................  $   (14,907)    $    7,315     $   (156,515)     $     5,523
   Net realized gain (loss)..............................      494,412         88,145        4,270,964          458,032
   Change in unrealized appreciation
      (depreciation) on investments......................    3,063,681        249,382        6,824,857          171,320
                                                           ------------ -------------- ---------------- ----------------
   Net increase (decrease) in net assets
      from operations....................................    3,543,186        344,842       10,939,306          634,875
                                                           ------------ -------------- ---------------- ----------------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).................................    6,795,257      1,177,137       11,533,783        1,598,358
   Benefits and other policy-related
      transactions (Note 3)..............................   (1,705,211)      (162,042)      (2,705,605)        (294,924)
   Net transfers among funds and
      guaranteed interest account........................   12,108,388      6,389,251       25,975,152        8,886,415
                                                           ------------ -------------- ---------------- ----------------
   Net increase (decrease) in net assets
      from policy-related transactions...................   17,198,434      7,404,346       34,803,330       10,189,849
                                                           ------------ -------------- ---------------- ----------------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)..........................     (208,262)      (321,159)        (153,261)        (449,170)
                                                           ------------ -------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS..........................   20,533,358      7,428,029       45,589,375       10,375,554
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD...................................    7,428,029             --       10,375,554               --
                                                           ------------ -------------- ---------------- ----------------

NET ASSETS ATTRIBUTABLE TO POLICYOWNERS, END OF PERIOD...  $27,961,387     $7,428,029      $55,964,929      $10,375,554
                                                           ============ ============== ================ ================


                                                         ---------------------------------------------------------------
                                                             MORGAN STANLEY                     EQ/PUTNAM
                                                         EMERGING MARKETS EQUITY          GROWTH & INCOME VALUE
                                                                  FUND                             FUND
                                                         ------------------------------- -------------------------------
                                                              1998           1997**            1998           1997*
                                                         -------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)......................    $    13,319      $    13,761     $    87,004      $   23,618
   Net realized gain (loss)..........................       (637,290)         (14,566)        339,445          28,304
   Change in unrealized appreciation
      (depreciation) on investments..................     (1,863,245)      (1,079,388)        891,041         269,561
                                                         -------------- ---------------- --------------- ---------------
   Net increase (decrease) in net assets
      from operations................................     (2,487,216)      (1,080,193)      1,317,490         321,483
                                                         -------------- ---------------- --------------- ---------------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).............................      2,442,975          323,739       5,099,897       1,149,748
   Benefits and other policy-related
      transactions (Note 3)..........................       (488,932)          (7,501)     (1,485,166)       (154,351)
   Net transfers among funds and
      guaranteed interest account....................      4,158,460        2,483,527       6,086,532       4,539,465
                                                         -------------- ---------------- --------------- ---------------
   Net increase (decrease) in net assets
      from policy-related transactions...............      6,112,503        2,799,765       9,701,263       5,534,862
                                                         -------------- ---------------- --------------- ---------------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)......................        861,681          807,804         (46,809)       (191,983)
                                                         -------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
   ATTRIBUTABLE TO POLICYOWNERS......................      4,486,968        2,527,376      10,971,944       5,664,362
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
   BEGINNING OF PERIOD...............................      2,527,376               --       5,664,362              --
                                                         -------------- ---------------- --------------- ---------------
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
END OF PERIOD........................................    $ 7,014,344      $ 2,527,376     $16,636,306      $5,664,362
                                                         ============== ================ =============== ===============


---------------------------
See Notes to Financial Statements.
*   Commencement of Operations on May 1, 1997.
**  Commencement of Operations on on August 20,1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                       FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

1.  General

    Effective January 1, 1997 Equitable Variable Life Insurance Company ("Equitable Variable Life") was merged into The Equitable Life Assurance Society of the United States ("Equitable Life"). From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life. The merger had no effect on the net assets of the Separate Account attributable to contractowners. Alliance Capital Management L.P., an indirect, majority-owned subsidiary of Equitable Life, manages The Hudson River Trust ("HR Trust") and is investment adviser for all of the investment funds of HR Trust. EQ Financial Consultants, Inc. ("EQFC"), and Equitable Distributors Inc. ("EDI") are wholly owned subsidiaries of Equitable Life. EQFC manages the EQ Advisors Trust ("EQ Trust") and has overall responsibility for general management and administration of EQ Trust.

    Equitable Life Separate Account FP ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of 24 investments funds ("Funds") of which 11 are reported herein: the Alliance Money Market Fund, the Alliance High Yield Fund, the Alliance Common Stock Fund, the Alliance Aggressive Stock Fund, the Alliance Small Cap Growth Fund, Merrill Lynch Basic Value Equity Fund, Merrill Lynch World Strategy Fund, the MFS Research Fund, the MFS Emerging Growth Companies Fund, the Morgan Stanley Emerging Markets Equity Fund, and the EQ/Putnam Growth & Income Value Fund. The assets in each fund are invested in shares of a corresponding portfolio ("Portfolio") of a mutual fund, Class 1B shares of HR Trust or EQ Trust (collectively, the "Trusts"). Class 1B shares are offered by the Trust at net asset value and are subject to fees for investment management and advisory services and other Trust expenses. Class 1B shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that the Trusts, on behalf of each Fund, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class 1B shares in respect of activities primarily intended to result in the sale of the Class 1B shares. These fees are reflected in the net asset value of the shares. The Trusts are open-ended, diversified management investment companies that invest separate account assets of insurance companies. Each Portfolio has separate investment objectives.

    EQFC and EDI earn fees from both Trusts under distribution agreements held with the Trusts. EQFC also earns fees under an investment management agreement with the EQ Trust. Alliance earns fees under an investment advisory agreement with the HR Trust.

    The Account supports the operations of various Equitable Life's insurance products. These products are sold through both Equitable Life's Agent Distribution Channel and Equitable Life's Independent Broker Dealer Distribution Channel. These financial statement footnotes discuss the products, charges and investment return applicable to those life insurance products (Incentive Life Plus & Survivorship 2000) which are sold through Equitable's Independent Broker Dealer Distribution Channel.

    All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

    Receivable/payable for policy-related transactions represent amount due to/from General Account predominately related to premiums, surrenders and death benefits.

    Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to
    (from) the guaranteed interest account of the General Account and other Separate Accounts of $56,300,263, $165,714,430 and $(7,511,567) for the
    years ended 1998, 1997 and 1996, respectively, are included in Net Transfers among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.


+   Formerly known as Equitable Variable Life Insurance Company
    Separate Account FP.


                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

    Investment transactions are recorded on the trade date. Dividends are recorded by HR Trust as income at the end of each quarter and by EQ Trust in the fourth quarter on the ex-dividend date. Dividend and capital gain distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trust at the end of each year.

   The operations of the Account are included in the consolidated federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.  Asset Charges

    Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account. These charges apply to all products supported by the Account. The products sold through Equitable's Independent Broker Dealer Distribution Channel have charges currently for Incentive Life Plus of .60% , and for Survivorship 2000 of .90%. The products sold through Equitable Life's Agent Distribution Channel have charges ranging from 0.60% to 1.80% depending on the features of those products.

    Before amounts are remitted to the Account, Equitable Life deducts a charge for taxes and a premium sales charge from premiums. For one product offered to investors in Equitable's Agent Distribution Channel, the entire premium is allocated to the account, but before additional premiums are allocated to the account an administrative charge is deducted.

    The amounts attributable to various life products in the Account, including Incentive Life Plus and Survivorship 2000 policyowners' accounts, are assessed monthly by Equitable Life for cost of insurance and administrative charges. These charges are withdrawn from the policyowner accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

    Included in the Withdrawals and Administrative Charges line of the Statement of Changes in Net Assets are certain administrative charges which are deducted from the policyowners account value.


+   Formerly known as Equitable Variable Life Insurance Company
    Separate Account FP.


                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 1998


4.  Amounts Retained by Equitable Life in Separate Account FP

    The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense risk charges and administrative charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

    Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

    The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:

                                                                       YEARS ENDED DECEMBER 31,
                                                    --------------------------------------------------
    INVESTMENT FUND                                  1998               1997             1996
    ---------------                                  ----               ----             ----
    Alliance Money Market                     $  (1,591,380)        $    --         $     --
    Alliance High Yield                          (1,839,368)             --               --
    Alliance Common Stock                       (17,381,053)             --           (185,000)
    Alliance Aggressive Stock                    (6,122,856)             --           (125,000)
    Alliance Small Cap Growth                    (1,675,446)         1,200,000           --
    Merrill Lynch Basic Value Equity             (1,459,281)         1,200,000           --
    Merrill Lynch World Strategy                   (861,511)         2,000,000           --
    MFS Research                                 (2,558,541)         2,000,000           --
    MFS Emerging Growth Companies                (2,732,997)         2,000,000           --
    Morgan Stanley Emerging Markets Equity          (21,425)         4,000,000           --
    EQ/Putnam Growth & Income Value              (1,391,562)         1,200,000           --

5.  Distribution and Servicing Agreements

    Equitable Life has entered into Distribution and Servicing Agreements with EQFC, an affiliate of Equitable Life, and EDI, whereby registered representatives of EQFC, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.  Investment Returns

    As of December 31, 1998 no units have been sold for products distributed through Equitable's Independent Broker Dealer Distribution Channel, and consequently investment returns were not presented.

+  Formerly known as Equitable Variable Life Insurance Company
   Separate Account FP.



                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

                                                              ---------------  --------------  ----------------  ------------------

                                                                  ALLIANCE        ALLIANCE         ALLIANCE          ALLIANCE
                                                                   MONEY            HIGH            COMMON          AGGRESSIVE
                                                                   MARKET           YIELD            STOCK             STOCK
                                                                    FUND            FUND             FUND              FUND
                                                              ---------------  --------------  ----------------  ------------------

ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:   $   278,056,391...............................       $285,346,300
               183,669,358...............................                       $165,804,441
             2,373,726,119...............................                                      $3,411,007,624
               837,511,539...............................                                                        $1,018,866,148
                41,928,315...............................
                 3,014,607...............................
                25,428,532...............................
                 4,286,596...............................
Receivable for Trust shares sold.........................                 --              --               --           934,511
Receivable for policy-related
   transactions..........................................          7,854,659              --               --                --
                                                              --------------  --------------  ---------------  ----------------
Total Assets.............................................        293,200,959     165,804,441    3,411,007,624     1,019,800,659
                                                              --------------  --------------  ---------------  ----------------

LIABILITIES
Payable for Trust shares purchased.......................          5,929,219          55,816          718,659               --
Payable for policy-related
   transactions..........................................                 --         175,412        1,293,925         1,294,651
Amount retained by Equitable Life
   in Separate Account
   FP (Note 4)...........................................            395,830         204,459        1,399,513           774,410
                                                              --------------  --------------  ---------------   ---------------
Total Liabilities........................................          6,325,049         435,687        3,412,097         2,069,061
                                                              --------------  --------------  ---------------   ---------------


NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.......................................       $286,875,910    $165,368,754   $3,407,595,527    $1,017,731,598
                                                              ==============  ==============  ===============   ===============


                                                                --------------  ------------  -------------  -------------
                                                                                     EQ/         MERRILL        MERRILL
                                                                   ALLIANCE       ALLIANCE     LYNCH BASIC       LYNCH
                                                                   SMALL CAP       PREMIER        VALUE          WORLD
                                                                    GROWTH         GROWTH        EQUITY        STRATEGY
                                                                     FUND           FUND          FUND           FUND
                                                                --------------  ------------  -------------  -------------

ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:   $   278,056,391...............................
               183,669,358...............................
             2,373,726,119...............................
               837,511,539...............................
                41,928,315...............................        $50,675,127
                 3,014,607...............................                       $3,169,780
                25,428,532...............................                                     $29,772,098
                 4,286,596...............................                                                     $4,590,983
Receivable for Trust shares sold.........................         12,165,858            --             --             --
Receivable for policy-related
   transactions..........................................                 --           701             --        998,950
                                                              --------------  ------------  -------------   ------------
Total Assets.............................................         62,840,985     3,170,481     29,772,098      5,589,933
                                                              --------------  ------------  -------------   ------------

LIABILITIES
Payable for Trust shares purchased.......................                 --            --             --             --
Payable for policy-related
   transactions..........................................         12,168,727            --         31,149             --
Amount retained by Equitable Life
   in Separate Account
   FP (Note 4)...........................................            247,913           749         46,659      1,426,776
                                                              --------------  ------------  -------------   ------------
Total Liabilities........................................         12,416,640           749         77,808      1,426,776
                                                              --------------  ------------  -------------   ------------


NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.......................................        $50,424,345    $3,169,732    $29,694,290     $4,163,157
                                                              ==============  ============  =============  =============

----------------------------------------------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.

                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED) (CONCLUDED)

                                             --------------  --------------  ---------  -------------  -------------
                                                                                            MORGAN
                                                                  MFS           MFS         STANLEY
                                                                EMERGING      GROWTH       EMERGING      EQ/PUTNAM
                                                  MFS            GROWTH        WITH         MARKETS       GROWTH &
                                                RESEARCH        COMPANIES     INCOME        EQUITY         INCOME
                                                  FUND            FUND         FUND          FUND        VALUE FUND
                                             --------------  --------------  ---------  -------------  -------------
ASSETS
Investments in shares of
   the Trusts -- at market
   value (Notes 2 and 6)
   Cost:       $35,037,606................     $41,314,295
                99,097,880................                   $113,289,390
                     3,287................                                     $3,361
                14,640,855................                                              $16,545,620
                19,227,781................                                                              $22,114,136
Receivable for Trust shares sold..........              --             --          --            --              --
Receivable for policy-related
   transactions...........................              --             --          --            --              --
                                             -------------  -------------  ----------  ------------    ------------
Total Assets..............................      41,314,295    113,289,390       3,361    16,545,620      22,114,136
                                             -------------  -------------  ----------  ------------    ------------

LIABILITIES
Payable for Trust shares purchased........              --             --          --            --              --
Payable for policy-related
   transactions...........................          30,141         71,825          --        22,392          13,766
Amount retained by Equitable Life
   in Separate Account
   FP (Note 4)............................          53,756         44,671          --     1,413,468          47,549
                                             -------------  -------------  ----------  ------------    ------------
Total Liabilities.........................          83,897        116,496          --     1,435,860          61,315
                                             -------------  -------------  ----------  ------------    ------------

NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS........................     $41,230,398   $113,172,894      $3,361   $15,109,760     $22,052,821
                                             =============  =============  ==========  ============    ============

----------------------------------------------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.

                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


                                                             -------------  ---------------  ------------------  -----------------

                                                               ALLIANCE
                                                                 MONEY          ALLIANCE          ALLIANCE           ALLIANCE
                                                                MARKET         HIGH YIELD       COMMON STOCK        AGGRESSIVE
                                                                 FUND             FUND              FUND            STOCK FUND
                                                             -------------  ---------------  ------------------  -----------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trust..........................                --               --                  --                 --
   Expenses (Note 3):
      Mortality and expense risk charges................        $  751,318     $    460,762      $    9,129,988       $  2,754,102
                                                             -------------  ---------------  ------------------  -----------------
NET INVESTMENT INCOME...................................          (751,318)        (460,762)         (9,129,988)        (2,754,102)
                                                             -------------  ---------------  ------------------  -----------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments...............           321,186       (5,829,979)         58,398,194        (41,692,663)
      Realized gain distribution from
         the Trusts.....................................                --               --                  --                 --
                                                             -------------  ---------------  ------------------  -----------------
NET REALIZED GAIN (LOSS)................................           321,186       (5,829,979)         58,398,194        (41,692,663)
                                                             -------------  ---------------  ------------------  -----------------
   Unrealized appreciation (depreciation)
      on investments:
      Beginning of period...............................         1,536,450      (20,898,854)        689,309,204         26,715,214
      End of period.....................................         7,289,909      (17,864,917)      1,037,281,505        181,354,609
                                                             -------------  ---------------  ------------------  -----------------
   Change in unrealized appreciation
      (depreciation) during the period..................         5,753,459        3,033,937         347,972,301        154,639,395
                                                             -------------  ---------------  ------------------  -----------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS................................         6,074,645       (2,796,042)        406,370,495        112,946,732
                                                             -------------  ---------------  ------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS............................        $5,323,327     $ (3,256,804)     $  397,240,507       $110,192,630
                                                             =============  ===============  ==================  =================


                                                             -------------  ------------  ---------------  ------------
                                                                                 EQ/          MERRILL         MERRILL
                                                               ALLIANCE       ALLIANCE      LYNCH BASIC        LYNCH
                                                               SMALL CAP       PREMIER         VALUE           WORLD
                                                                GROWTH         GROWTH          EQUITY        STRATEGY
                                                                 FUND           FUND*           FUND           FUND
                                                             -------------  ------------  ---------------  ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trust..........................                --            --               --            --
   Expenses (Note 3):
      Mortality and expense risk charges................        $  123,769      $    744       $   63,842      $  8,910
                                                             -------------  ------------  ---------------  ------------
NET INVESTMENT INCOME...................................          (123,769)         (744)         (63,842)      (8,910)
                                                             -------------  ------------  ---------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments...............         1,069,730            11          178,386       136,851
      Realized gain distribution from
         the Trusts.....................................                --            --               --            --
                                                             -------------  ------------  ---------------  ------------
NET REALIZED GAIN (LOSS)................................         1,069,730            11          178,386       136,851
                                                             -------------  ------------  ---------------  ------------
   Unrealized appreciation (depreciation)
      on investments:
      Beginning of period...............................         8,780,955            --          (91,959)      187,734
      End of period.....................................         8,746,812       155,173        4,343,566       304,386
                                                             -------------  ------------  ---------------  ------------
   Change in unrealized appreciation
      (depreciation) during the period..................           (34,143)      155,173        4,435,525       116,652
                                                             -------------  ------------  ---------------  ------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS................................         1,035,587       155,184        4,613,911       253,503
                                                             -------------  ------------  ---------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS............................        $  911,818      $154,440       $4,550,069      $244,593
                                                             =============  ============  ===============  ============


----------------------------------------------
* Commencement of Operations on June 4, 1999.
+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.

                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED) (CONCLUDED)


                                                            ------------  ------------  --------   -------------  -------------
                                                                                                       MORGAN
                                                                              MFS         MFS         STANLEY
                                                                            EMERGING     GROWTH       EMERGING      EQ/PUTNAM
                                                                MFS          GROWTH       WITH        MARKETS        GROWTH
                                                              RESEARCH     COMPANIES     INCOME        EQUITY        & INCOME
                                                                FUND         FUND         FUND*         FUND        VALUE FUND
                                                            ------------  ------------  --------   -------------  ------------
INCOME AND EXPENSES:
   Investment Income (Note 2):
      Dividends from The Trust............................           --            --        --               --             --
   Expenses (Note 3):
      Mortality and expense risk charges..................   $   93,735   $   240,946       $ 1      $    21,322     $   51,757
                                                            -----------   -----------     -----   --------------   ------------
NET INVESTMENT INCOME.....................................      (93,735)     (240,946)       (1)         (21,322)       (51,757)
                                                            -----------   -----------     -----   --------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 2):
      Realized gain (loss) on investments.................      260,455     3,542,229        --         (946,548)       200,863
      Realized gain distribution from
         the Trusts.......................................           --            --        --               --             --
                                                            -----------   -----------     -----   --------------   ------------
NET REALIZED GAIN (LOSS)..................................      260,455     3,542,229        --         (946,548)       200,863
                                                            -----------   -----------     -----   --------------   ------------
   Unrealized appreciation (depreciation)
      on investments:
      Beginning of period.................................    3,313,063     6,996,177        --       (2,942,633)     1,160,602
      End of period.......................................    6,276,689    14,191,510        74        1,904,765      2,886,355
                                                            -----------   -----------     -----   --------------   ------------
   Change in unrealized appreciation
      (depreciation) during the period....................    2,963,626     7,195,333        74        4,847,398      1,725,753
                                                            -----------   -----------     -----   --------------   ------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS..................................    3,224,081    10,737,562        74        3,900,850      1,926,616
                                                            -----------   -----------     -----   --------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..............................   $3,130,346   $10,496,616       $73      $ 3,879,528     $1,874,859
                                                            ===========   ===========     =====   ==============   ============

----------------------------------------------
See Notes to Financial Statements.
* Commencement of Operations on June 4, 1999.
+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.

                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                               ----------------  ---------------  ---------------  ----------------


                                                                                    ALLIANCE          ALLIANCE         ALLIANCE
                                                                ALLIANCE MONEY     HIGH YIELD       COMMON STOCK      AGGRESSIVE
                                                                  MARKET FUND         FUND              FUND          STOCK FUND
                                                               ----------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income...................................       $   (751,318)    $   (460,762)  $   (9,129,988)   $   (2,754,102)
   Net realized gain (loss)................................            321,186       (5,829,979)      58,398,194       (41,692,663)
   Change in unrealized appreciation
      (depreciation) on investments........................          5,753,459        3,033,937      347,972,301       154,639,395
                                                               ---------------   --------------   --------------   ---------------
   Net increase (decrease) in net assets
     from operations.......................................          5,323,327       (3,256,804)     397,240,507       110,192,630
                                                               ---------------   --------------   --------------   ---------------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)...................................        119,732,477       18,517,002      187,556,807        81,731,848
   Benefits and other policy-related
      transactions (Note 3)................................        (34,659,548)     (11,219,965)    (148,400,649)      (61,595,209)
   Net transfers among funds and
      guaranteed interest account..........................        (58,245,849)      (8,930,488)      28,881,595       (82,900,383)
                                                               ---------------   --------------   --------------   ---------------
   Net increase (decrease) in net assets
      from policy-related transactions.....................         26,827,080       (1,633,451)      68,037,753       (62,763,744)
                                                               ---------------   --------------   --------------   ---------------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)............................             49,710           22,618         (209,307)         (475,369)
                                                               ---------------   --------------   --------------   ---------------
INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS............................................         32,200,117       (4,867,637)     465,068,953        46,953,517
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF
   PERIOD..................................................        254,675,793      170,236,391    2,942,526,574       970,778,081
                                                               ---------------   --------------   --------------   ---------------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.............................       $286,875,910     $165,368,754   $3,407,595,527    $1,017,731,598
                                                               ===============   ==============   ==============   ===============

                                                               -------------   -----------  ------------  -----------
                                                                                    EQ/        MERRILL       MERRILL
                                                                  ALLIANCE       ALLIANCE    LYNCH BASIC      LYNCH
                                                                 SMALL CAP       PREMIER        VALUE         WORLD
                                                                   GROWTH        GROWTH        EQUITY       STRATEGY
                                                                    FUND          FUND*         FUND          FUND
                                                               -------------   -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income...................................     $  (123,769)   $     (744)  $   (63,842)  $   (8,910)
   Net realized gain (loss)................................       1,069,730            11       178,386      136,851
   Change in unrealized appreciation
      (depreciation) on investments........................         (34,143)      155,173     4,435,525      116,652
                                                               ------------   -----------   -----------   ----------
   Net increase (decrease) in net assets
     from operations.......................................         911,818       154,440     4,550,069      244,593
                                                               ------------   -----------   -----------   ----------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)...................................       9,385,875       171,747     4,905,653      800,971
   Benefits and other policy-related
      transactions (Note 3)................................      (2,743,073)        1,396    (1,416,212)    (280,064)
   Net transfers among funds and
      guaranteed interest account..........................      (5,517,236)    2,842,105     1,584,368     (304,380)
                                                               ------------   -----------   -----------   ----------
   Net increase (decrease) in net assets
      from policy-related transactions.....................       1,125,566     3,015,248     5,073,809      216,527
                                                               ------------   -----------   -----------   ----------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)............................         (84,288)           44       (14,678)     (61,554)
                                                               ------------   -----------   -----------   ----------
INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS............................................       1,953,096     3,169,732     9,609,200      399,566
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF
   PERIOD..................................................      48,471,249            --    20,085,090    3,763,591
                                                               ------------   -----------   -----------   ----------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.............................     $50,424,345    $3,169,732   $29,694,290   $4,163,157
                                                               ============   ===========   ===========   ==========

----------------------------------------------
See Notes to Financial Statements.
* Commencement of Operations on June 4, 1999.
+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.

                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


                                                               ------------  ------------- --------  ------------ -------------
                                                                                                        MORGAN
                                                                                  MFS         MFS      STANLEY
                                                                               EMERGING     GROWTH     EMERGING    EQ/PUTNAM
                                                                  MFS           GROWTH       WITH      MARKETS      GROWTH
                                                                RESEARCH      COMPANIES     INCOME      EQUITY      & INCOME
                                                                  FUND           FUND        FUND*       FUND       VALUE FUND
                                                               ------------  ------------- --------  ------------ -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income...................................    $   (93,735)  $   (240,946)  $   (1)  $   (21,322)  $   (51,757)
   Net realized gain (loss)................................        260,455      3,542,229       --      (946,548)      200,863
   Change in unrealized appreciation
      (depreciation) on investments........................      2,963,626      7,195,333       74     4,847,398     1,725,753
                                                               ------------  -------------  ------   ----------- --------------
   Net increase (decrease) in net assets
     from operations.......................................      3,130,346     10,496,616       73     3,879,528     1,874,859
                                                               ------------  -------------  ------   ----------- --------------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)...................................      6,629,966     14,937,031    3,183     1,890,930     3,723,800
   Benefits and other policy-related
      transactions (Note 3)................................     (2,173,926)    (5,320,719)      --      (742,061)   (1,237,624)
   Net transfers among funds and
      guaranteed interest account..........................      5,687,025     37,193,059      105     3,800,925     1,065,567
                                                               ------------  -------------  ------   ----------- --------------
   Net increase (decrease) in net assets
      from policy-related transactions.....................     10,143,065     46,809,371    3,288     4,949,794     3,551,743
                                                               ------------  -------------  ------   ----------- --------------
NET (INCREASE) DECREASE IN AMOUNT
   RETAINED BY EQUITABLE LIFE IN
   SEPARATE ACCOUNT FP (Note 4)............................         (4,400)       (98,022)      --      (733,906)      (10,087)
                                                               ------------  -------------  ------   ----------- --------------
INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.........................................     13,269,011     57,207,965    3,361     8,095,416     5,416,515
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, BEGINNING OF PERIOD.......................     27,961,387     55,964,929       --     7,014,344    16,636,306
                                                               ------------  -------------  ------   ----------- --------------
NET ASSETS ATTRIBUTABLE TO
   POLICYOWNERS, END OF PERIOD.............................    $41,230,398   $113,172,894   $3,361   $15,109,760   $22,052,821
                                                               ============  =============  ======   =========== ==============

----------------------------------------------
See Notes to Financial Statements.
* Commencement of Operations on June 4, 1999.
+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.

                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1999

1.  GENERAL

    Effective January 1, 1997 Equitable Variable Life Insurance Company ("Equitable Variable Life") was merged into The Equitable Life Assurance Society of the United States ("Equitable Life"). From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life. The merger had no effect on the net assets of the Separate Account attributable to contractowners. Alliance Capital Management L.P., an indirect, majority-owned subsidiary of Equitable Life, manages The Hudson River Trust ("HR Trust") and is investment adviser for all of the investment funds of HR Trust. EQ Financial Consultants, Inc. ("EQFC"), and Equitable Distributors, Inc. ("EDI") are wholly owned subsidiaries of Equitable Life. EQFC manages the EQ Advisors Trust ("EQ Trust") and has overall responsibility for general management and administration of EQ Trust.

    Equitable Life Separate Account FP ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of 24 investments funds ("Funds") of which 13 are reported herein: the Alliance Money Market Fund, the Alliance High Yield Fund, the Alliance Common Stock Fund, the Alliance Aggressive Stock Fund, the Alliance Small Cap Growth Fund, EQ/Alliance Premier Growth, Merrill Lynch Basic Value Equity Fund, Merrill Lynch World Strategy Fund, MFS Growth with Income, the MFS Research Fund, the MFS Emerging Growth Companies Fund, the Morgan Stanley Emerging Markets Equity Fund, and the EQ/Putnam Growth & Income Value Fund. The assets in each fund are invested in shares of a corresponding portfolio ("Portfolio") of a mutual fund, Class 1B shares of HR Trust or EQ Trust (collectively, the "Trusts"). Class 1B shares are offered by the Trust at net asset value and are subject to fees for investment management and advisory services and other Trust expenses. Class 1B shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that the Trusts, on behalf of each Fund, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class 1B shares in respect of activities primarily intended to result in the sale of the Class 1B shares. These fees are reflected in the net asset value of the shares. The Trusts are open-ended, diversified management investment companies that invest separate account assets of insurance companies. Each Portfolio has separate investment objectives.

    EQFC and EDI earn fees from both Trusts under distribution agreements held with the Trusts. EQFC also earns fees under an investment management agreement with the EQ Trust. Alliance earns fees under an investment advisory agreement with the HR Trust.

    The Account supports the operations of various Equitable Life Insurance products. These products are sold through both Equitable Life's Agent Distribution Channel and Equitable Life's Independent Broker Dealer Distribution Channel. These financial statement footnotes discuss the products, charges and investment return applicable to those life insurance products (Incentive Life Plus & Survivorship 2000) which are sold through Equitable's Independent Broker Dealer Distribution Channel.

    All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

    Receivable/payable for policy-related transactions represent amount due to/from General Account predominately related to premiums, surrenders and death benefits.

    Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to
    (from) the guaranteed interest account of the General Account and other Separate Accounts of $(74,843,587) for the six months ended June 30, 1999, are included in Net Transfers among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.


                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999

2.  SIGNIFICANT ACCOUNTING POLICIES

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

    Investment transactions are recorded on the trade date. Dividends are recorded by the Trusts in the fourth quarter on the ex-dividend date. Dividend and capital gain distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trust at the end of each year.

    The operations of the Account are included in the consolidated federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.  ASSET CHARGES

    Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account. These charges apply to all products supported by the Account. The products sold through Equitable's Independent Broker Dealer Distribution Channel have charges currently for Incentive Life Plus of .60% and for Survivorship 2000 of .90%. The products sold through Equitable Life's Agent Distribution Channel have charges ranging from 0.60% to 1.80% depending on the features of those products.

    Before amounts are remitted to the Account, Equitable Life deducts a charge for taxes and a premium sales charge from premiums. For one product offered to investors in Equitable's Agent Distribution Channel, the entire premium is allocated to the account, but before additional premiums are allocated to the account an administrative charge is deducted.

    The amounts attributable to various life products in the Account, including Incentive Life Plus and Survivorship 2000 policyowners' accounts, are assessed monthly by Equitable Life for cost of insurance and administrative charges. These charges are withdrawn from the policyowner accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

    Included in the Withdrawals and Administrative Charges line of the Statement of Changes in Net Assets are certain administrative charges which are deducted from the policyowner's account value.

+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999

4.  AMOUNTS RETAINED BY EQUITABLE LIFE IN SEPARATE ACCOUNT FP

    The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense risk charges and administrative charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

    Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

    The following table shows the surplus withdrawals by Equitable Life by investment fund:

                                                            SIX MONTHS ENDED
                                                                JUNE 30,
                                                          ---------------------
       INVESTMENT FUND                                           1999
       ---------------                                           ----
          Alliance Money Market                               $  890,096
          Alliance High Yield                                    487,287
          Alliance Common Stock                                8,989,648
          Alliance Aggressive Stock                            3,004,033
          Alliance Small Cap Growth                              223,825
          EQ/Alliance Premier Growth                                  --
          Merrill Lynch Basic Value Equity                       108,167
          Merrill Lynch World Strategy                             8,810
          MFS Research                                           104,972
          MFS Emerging Growth Companies                          323,192
          MFS Growth with Income                                      --
          Morgan Stanley Emerging Markets Equity               1,685,953
          EQ/Putnam Growth & Income Value                        121,245

5.  DISTRIBUTION AND SERVICING AGREEMENTS

    Equitable Life has entered into Distribution and Servicing Agreements with EQFC, an affiliate of Equitable Life, and EDI, whereby registered representatives of EQFC, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.  INVESTMENT RETURNS

    The tables on the following pages show the gross and net investment returns with respect to the Funds for the periods shown. The net return for each Fund is based upon beginning and ending net unit value for a policy and is not based on the average net assets in the Fund during such period. Gross return is equal to the total return earned by the underlying Trust investment which is after deduction of trust expense.

    The Separate Account rates of return attributable to Incentive Life Plus policyowners are different than those attributable to Survivorship 2000 policyowners because asset charges are deducted at different rates under each policy (see Note 3). As of June 30, 1999 no units have been sold in the Merrill Lynch Basic Value Equity Fund and the Merrill Lynch World Strategy Fund for products distributed through Equitable's Independent Broker Dealer Distribution Channel, and consequently investment returns were not presented for these funds.

+  Formerly known as Equitable Variable Life Insurance Company Separate
   Account FP.


                                     FSA-21

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999

RATES OF RETURN:
INCENTIVE LIFE PLUS
-------------------
                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE MONEY MARKET FUND                                    1999
----------------------------                                  ----
Gross return..................................                2.16
Net return....................................                1.85

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE HIGH YIELD FUND                                      1999
------------------------                                      ----
Gross return..................................               (1.80)
Net return....................................               (2.09)

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE COMMON STOCK FUND                                    1999
-----------------------------                                 ----
Gross return..................................                13.55
Net return....................................                13.21

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE AGGRESSIVE STOCK FUND                                1999
-------------------------------                               ----
Gross return..................................                12.24
Net return....................................                11.91

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE SMALL CAP GROWTH FUND                                1999
--------------------------------                              ----
Gross return..................................               (0.61)
Net return....................................               (0.91)

                                                          JUNE 4(A) TO
                                                            JUNE 30,
                                                       --------------------
EQ/ALLIANCE PREMIER GROWTH FUND                               1999
----------------------------------                            ----
Gross return..................................                5.86
Net return....................................                5.82

                                                        SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
MFS RESEARCH FUND                                             1999
--------------------                                          ----
Gross return..................................                9.01
Net return....................................                8.69

                                                        SIX MONTHS ENDED (A)
                                                              JUNE 30,
                                                       --------------------
MFS EMERGING GROWTH COMPANIES FUND                            1999
---------------------------------------                       ----
Gross return..................................                12.78
Net return....................................                12.43

                                                           JUNE 4(B) TO
                                                              JUNE 30,
                                                       --------------------
MFS GROWTH WITH INCOME FUND                                   1999
------------------------------                                ----
Gross return..................................                1.80
Net return....................................                1.75

-------------------
 +  Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) The gross return and net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and net return for the periods indicated are not annualized rates of return.


                                     FSA-22

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE PLUS
-------------------
                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       -------------------
MORGAN STANLEY EMERGING MARKETS EQUITY FUND                   1999
----------------------------------------------                ----
Gross return..................................               38.24
Net return....................................               37.72

                                                      SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       -------------------
EQ/PUTNAM GROWTH & INCOME VALUE FUND                          1999
----------------------------------------                      ----
Gross return..................................               10.81
Net return....................................               10.40

-------------------
 +  Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) The gross return and net return for the periods indicated are not annualized rates of return.


                                     FSA-23

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1999

RATES OF RETURN (CONTINUED):
SURVIVORSHIP 2000
-----------------
                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       -------------------
ALLIANCE MONEY MARKET FUND                                    1999
----------------------------                                  ----
Gross return..................................                2.16
Net return....................................                1.70

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE HIGH YIELD FUND                                      1999
------------------------                                      ----
Gross return..................................               (1.80)
Net return....................................               (2.24)

                                                       SIX MONTHS ENDED (B)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE COMMON STOCK FUND                                    1999
-----------------------------                                 ----
Gross return..................................                13.55
Net return....................................                13.04

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE AGGRESSIVE STOCK FUND                                1999
-------------------------------                               ----
Gross return..................................                12.24
Net return....................................                11.74

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
ALLIANCE SMALL CAP GROWTH FUND                                1999
--------------------------------                              ----
Gross return..................................               (0.61)
Net return....................................               (1.05)

                                                          JUNE 4(A) TO
                                                             JUNE 30,
                                                       --------------------
EQ/ALLIANCE PREMIER GROWTH FUND                               1999
---------------------------------                             ----
Gross return..................................                5.86
Net return....................................                5.79

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
MFS RESEARCH FUND                                             1999
--------------------                                          ----
Gross return..................................                9.01
Net return....................................                8.53

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       --------------------
MFS EMERGING GROWTH COMPANIES FUND                            1999
---------------------------------------                       ----
Gross return..................................                12.78
Net return....................................                12.27

                                                           JUNE 4(B) TO
                                                             JUNE 30,
                                                       --------------------
MFS GROWTH WITH INCOME FUND                                   1999
------------------------------                                ----
Gross return..................................                1.80
Net return....................................                1.73

-------------------
 +  Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) The gross return and net return for the periods indicated are not annualized rates of return.
(b) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and net return for the periods indicated are not annualized rates of return.


                                     FSA-24

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
JUNE 30, 1999

RATES OF RETURN (CONCLUDED):
SURVIVORSHIP 2000
-----------------

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       -------------------
MORGAN STANLEY EMERGING MARKETS EQUITY FUND                   1999
----------------------------------------------                ----
Gross return..................................               38.24
Net return....................................               37.51

                                                       SIX MONTHS ENDED (A)
                                                             JUNE 30,
                                                       -------------------
EQ/PUTNAM GROWTH & INCOME VALUE FUND                          1999
----------------------------------------                      ----
Gross return..................................               10.81
Net return....................................               10.23

-------------------
 +  Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.
(a) The gross return and net return for the periods indicated are not annualized rates of return.


                                     FSA-25

                        Report of Independent Accountants


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its method of accounting for long-lived assets in 1996.




/s/PricewaterhouseCoopers LLP
-----------------------------
PricewaterhouseCoopers LLP
New York, New York
February 8, 1999

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    18,993.7        $    19,630.9
    Held to maturity, at amortized cost.....................................           125.0                  -
  Mortgage loans on real estate.............................................         2,809.9              2,611.4
  Equity real estate........................................................         1,676.9              2,495.1
  Policy loans..............................................................         2,086.7              2,422.9
  Other equity investments..................................................           713.3                951.5
  Investment in and loans to affiliates.....................................           928.5                731.1
  Other invested assets.....................................................           808.2                612.2
                                                                              -----------------    -----------------
      Total investments.....................................................        28,142.2             29,455.1
Cash and cash equivalents...................................................         1,245.5                300.5
Deferred policy acquisition costs...........................................         3,563.8              3,236.6
Amounts due from discontinued operations....................................             2.7                572.8
Other assets................................................................         3,051.9              2,687.4
Closed Block assets.........................................................         8,632.4              8,566.6
Separate Accounts assets....................................................        43,302.3             36,538.7
                                                                              -----------------    -----------------

Total Assets................................................................   $    87,940.8        $    81,357.7
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    20,889.7        $    21,579.5
Future policy benefits and other policyholders' liabilities.................         4,694.2              4,553.8
Short-term and long-term debt...............................................         1,181.7              1,716.7
Other liabilities...........................................................         3,474.3              3,267.2
Closed Block liabilities....................................................         9,077.0              9,073.7
Separate Accounts liabilities...............................................        43,211.3             36,306.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        82,528.2             76,497.2
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,110.2              3,105.8
Retained earnings...........................................................         1,944.1              1,235.9
Accumulated other comprehensive income......................................           355.8                516.3
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         5,412.6              4,860.5
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................   $    87,940.8        $    81,357.7
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $    1,056.2       $       950.6      $       874.0
Premiums......................................................          588.1               601.5              597.6
Net investment income.........................................        2,228.1             2,282.8            2,203.6
Investment gains (losses), net................................          100.2               (45.2)              (9.8)
Commissions, fees and other income............................        1,503.0             1,227.2            1,081.8
Contribution from the Closed Block............................           87.1               102.5              125.0
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        5,562.7             5,119.4            4,872.2
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,153.0             1,266.2            1,270.2
Policyholders' benefits.......................................        1,024.7               978.6            1,317.7
Other operating costs and expenses............................        2,201.2             2,203.9            2,075.7
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,378.9             4,448.7            4,663.6
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change.................................        1,183.8               670.7              208.6
Federal income taxes..........................................          353.1                91.5                9.7
Minority interest in net income of consolidated subsidiaries..          125.2                54.8               81.7
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations before cumulative
  effect of accounting change.................................          705.5               524.4              117.2
Discontinued operations, net of Federal income taxes..........            2.7               (87.2)             (83.8)
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                   -                (23.1)
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        3,105.8             3,105.8            3,105.8
Additional capital in excess of par value.....................            4.4                 -                  -
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,110.2             3,105.8            3,105.8

Retained earnings, beginning of year..........................        1,235.9               798.7              788.4
Net earnings..................................................          708.2               437.2               10.3
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        1,944.1             1,235.9              798.7
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive income,
  beginning of year...........................................          516.3               177.0              361.4
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income, end of year...........          355.8               516.3              177.0
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    5,412.6       $     4,860.5      $     4,084.0
                                                                =================  =================  =================

COMPREHENSIVE INCOME
Net earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
  adjustment..................................................         (149.5)              343.7             (206.6)
Minimum pension liability adjustment..........................          (11.0)               (4.4)              22.2
                                                                -----------------  -----------------  -----------------
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Comprehensive Income..........................................   $      547.7       $       776.5      $      (174.1)
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Net earnings..................................................   $      708.2       $       437.2      $        10.3
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,153.0             1,266.2            1,270.2
  Universal life and investment-type product
    policy fee income.........................................       (1,056.2)             (950.6)            (874.0)
  Investment (gains) losses...................................         (100.2)               45.2                9.8
  Change in Federal income tax payable........................          123.1               (74.4)            (197.1)
  Other, net..................................................         (324.9)              169.4              330.2
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          503.0               893.0              549.4
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,289.0             2,702.9            2,275.1
  Sales.......................................................       16,972.1            10,385.9            8,964.3
  Purchases...................................................      (18,578.5)          (13,205.4)         (12,559.6)
  Decrease (increase) in short-term investments...............          102.4              (555.0)             450.3
  Decrease in loans to discontinued operations................          660.0               420.1            1,017.0
  Sale of subsidiaries........................................            -                 261.0                -
  Other, net..................................................         (341.8)             (612.6)            (281.0)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by investing activities..............        1,103.2              (603.1)            (133.9)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,508.1             1,281.7            1,925.4
    Withdrawals...............................................       (1,724.6)           (1,886.8)          (2,385.2)
  Net (decrease) increase in short-term financings............         (243.5)              419.9                (.3)
  Repayments of long-term debt................................          (24.5)             (196.4)            (124.8)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................          (87.2)              (83.9)               -
  Other, net..................................................          (89.5)              (62.7)             (66.5)
                                                                -----------------  -----------------  -----------------

Net cash used by financing activities.........................         (661.2)             (528.2)            (651.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................          945.0              (238.3)            (235.9)
Cash and cash equivalents, beginning of year..................          300.5               538.8              774.7
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,245.5       $       300.5      $       538.8
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      130.7       $       217.1      $       109.9
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      254.3       $       170.0      $       (10.0)
                                                                =================  =================  =================

                See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiaries, Equitable of Colorado ("EOC"), and, prior to December 31, 1996, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), in which Equitable Life has a 57.7% ownership interest, and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate in which Equitable Life has a 32.5% ownership interest. AXA ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.5% at December 31, 1998 (53.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment includes Alliance, the results of DLJ which are accounted for on an equity basis, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts. DLJ's businesses include securities underwriting, sales and trading, merchant banking, financial advisory services, investment research, venture capital, correspondent brokerage services, online interactive brokerage services and asset management. DLJ serves institutional, corporate, governmental and individual clients both domestically and internationally. EREIM provided real estate investment management services, property management services, mortgage servicing and loan asset management, and agricultural investment management.

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance and EREIM (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

        All significant intercompany transactions and balances except those with the Closed Block and discontinued operations (see Note 8) have been eliminated in consolidation. The years "1998," "1997" and "1996" refer to the years ended December 31, 1998, 1997 and 1996, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1998 presentation.

        Closed Block

        On July 22, 1992, Equitable Life established the Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        Discontinued operations include the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the Guaranteed Interest Contract ("GIC") lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and believes the allowance for future losses at December 31, 1998 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        Accounting Changes

        In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for public companies to report information about operating segments in annual and interim financial statements issued to shareholders. It also specifies related disclosure requirements for products and services, geographic areas and major customers. Generally, financial information must be reported using the basis management uses to make operating decisions and to evaluate business performance. The Company implemented SFAS No. 131 effective December 31, 1998 and continues to identify two operating segments to reflect its major businesses: Insurance and Investment Services. While the segment descriptions are the same as those previously reported, certain amounts have been reattributed between the two reportable segments. Prior period comparative segment information has been restated.

        In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. The Company applied the provisions of SOP 98-1 prospectively effective January 1, 1998. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. Adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management intends to sell or abandon is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Initial adoption of the impairment requirements of SFAS No. 121 to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

        New Accounting Pronouncements

        In October 1998, the FASB issued SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," which amends existing  accounting and reporting  standards for certain  activities of mortgage banking enterprises and other enterprises that conduct operations that are substantially similar to the primary operations of a mortgage banking enterprise. This statement is effective for the first fiscal quarter beginning after December 15, 1998. This statement is not expected to have a material impact on the Company's consolidated financial statements.

        In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. It requires all derivatives to be recognized on the balance sheet at fair value. The accounting for changes in the fair value of a derivative depends on its intended use. Derivatives not used in hedging activities must be adjusted to fair value through earnings. Changes in the fair value of derivatives used in hedging activities will, depending on the nature of the hedge, either be offset in earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in other comprehensive income until the hedged item affects earnings. For all hedging activities, the ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

        SFAS No. 133 requires adoption in fiscal years beginning after June 15, 1999 and permits early adoption as of the beginning of any fiscal quarter following issuance of the statement. Retroactive application to financial statements of prior periods is prohibited. The Company expects to adopt SFAS No. 133 effective January 1, 2000. Adjustments resulting from initial adoption of the new requirements will be reported in a manner similar to the cumulative effect of a change in accounting principle and will be reflected in net income or accumulated other comprehensive income based upon existing hedging relationships, if any. Management currently is assessing the impact of adoption. However, Alliance's adoption is not expected to have a significant impact on the Company's consolidated balance sheet or statement of earnings. Also, since most of DLJ's derivatives are carried at fair values, the Company's consolidated earnings and financial position are not expected to be significantly affected by DLJ's adoption of the new requirements.

        In late 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts that Do Not Transfer Insurance Risk". This SOP, effective for fiscal years beginning after June 15, 1999, provides guidance to both the insured and insurer on how to apply the deposit method of accounting when it is required for insurance and reinsurance contracts that do not transfer insurance risk. The SOP does not address or change the requirements as to when deposit accounting should be applied. SOP 98-7 applies to all entities and all insurance and reinsurance contracts that do not transfer insurance risk except for long-duration life and health insurance contracts. This SOP is not expected to have a material impact on the Company's consolidated financial statements.

        In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

        Valuation of Investments

        Fixed maturities identified as available for sale are reported at estimated fair value. Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Valuation allowances are netted against the asset categories to which they apply.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized   investment   gains   (losses)  are   determined  by  specific
        identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains (losses).

        Unrealized investment gains and losses on equity securities and fixed maturities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 25 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1998, the expected investment yield, excluding policy loans, generally ranged from 7.29% grading to 6.5% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996 a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its Pension Par and DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $938.6 million and $886.7 million at December 31, 1998 and 1997, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Incurred benefits related to current year..........  $       202.1       $      190.2       $      189.0
        Incurred benefits related to prior years...........           22.2                2.1               69.1
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       224.3       $      192.3       $      258.1
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        17.0       $       28.8       $       32.6
        Benefits paid related to prior years...............          155.4              146.2              153.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       172.4       $      175.0       $      185.9
                                                            =================   ================   =================

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  board  of  directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 1998, participating policies, including those in the Closed Block, represent approximately 19.9% ($49.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1998, 1997 and 1996, investment results of such Separate Accounts were $4,591.0 million, $3,411.1 million and $2,970.6 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Employee Stock Option Plan

        The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the Statement, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option price. See Note 22 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        Gross               Gross
                                                   Amortized          Unrealized         Unrealized          Estimated
                                                      Cost              Gains              Losses            Fair Value
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (In Millions)
        December 31, 1998
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,520.8      $       793.6       $      379.6       $    14,934.8
            Mortgage-backed....................        1,807.9               23.3                 .9             1,830.3
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,464.1              107.6                 .7             1,571.0
            States and political subdivisions..           55.0                9.9                -                  64.9
            Foreign governments................          363.3               20.9               30.0               354.2
            Redeemable preferred stock.........          242.7                7.0               11.2               238.5
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,453.8      $       962.3       $      422.4       $    18,993.7
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       125.0      $         -         $        -         $       125.0
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $        58.3      $       114.9       $       22.5       $       150.7
                                                =================  =================   ================   =================

        December 31, 1997
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,850.5      $       785.0       $       74.5       $    15,561.0
            Mortgage-backed....................        1,702.8               23.5                1.3             1,725.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,583.2               83.9                 .6             1,666.5
            States and political subdivisions..           52.8                6.8                 .1                59.5
            Foreign governments................          442.4               44.8                2.0               485.2
            Redeemable preferred stock.........          128.0                6.7                1.0               133.7
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,759.7      $       950.7       $       79.5       $    19,630.9
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $       408.4      $        48.7       $       15.0       $       442.1
                                                =================  =================   ================   =================

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1998 and 1997, securities without a readily ascertainable market value having an amortized cost of $3,539.9 million and $3,759.2 million, respectively, had estimated fair values of $3,748.5 million and $3,903.9 million, respectively.

        The contractual maturity of bonds at December 31, 1998 is shown below:

                                                                                        Available for Sale
                                                                                ------------------------------------
                                                                                   Amortized          Estimated
                                                                                     Cost             Fair Value
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Due in one year or less................................................  $      324.8       $      323.4
        Due in years two through five..........................................       3,778.2            3,787.9
        Due in years six through ten...........................................       6,543.4            6,594.1
        Due after ten years....................................................       5,756.8            6,219.5
        Mortgage-backed securities.............................................       1,807.9            1,830.3
                                                                                ----------------   -----------------
        Total..................................................................  $   18,211.1       $   18,755.2
                                                                                ================   =================

        Corporate bonds held to maturity with an amortized cost and estimated fair value of $125.0 million are due in one year or less.

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1998, approximately 15.1% of the $18,336.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        In addition, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        Fixed maturity investments with restructured or modified terms are not material.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balances, beginning of year........................  $       384.5       $      137.1       $      325.3
        SFAS No. 121 release...............................            -                  -               (152.4)
        Additions charged to income........................           86.2              334.6              125.0
        Deductions for writedowns and
          asset dispositions...............................         (240.1)             (87.2)            (160.8)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        34.3       $       55.8       $       50.4
          Equity real estate...............................          196.3              328.7               86.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        At December 31, 1998, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.8 million.

        At December 31, 1998 and 1997, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $7.0 million (0.2% of total mortgage loans on real estate) and $23.4 million (0.9% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $115.1 million and $183.4 million at December 31, 1998 and 1997, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $10.3 million, $17.2 million and $35.5 million in 1998, 1997 and 1996, respectively. Gross interest income on these loans included in net investment income aggregated $8.3 million, $12.7 million and $28.2 million in 1998, 1997 and 1996, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         December 31,
                                                                            ----------------------------------------
                                                                                   1998                 1997
                                                                            -------------------  -------------------
                                                                                         (In Millions)
        Impaired mortgage loans with provision for losses..................  $        125.4       $        196.7
        Impaired mortgage loans without provision for losses...............             8.6                  3.6
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           134.0                200.3
        Provision for losses...............................................           (29.0)               (51.8)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        105.0       $        148.5
                                                                            ===================  ===================

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1998, 1997 and 1996, respectively, the Company's average recorded investment in impaired mortgage loans was $161.3 million, $246.9 million and $552.1 million. Interest income recognized on these impaired mortgage loans totaled $12.3 million, $15.2 million and $38.8 million ($.9 million, $2.3 million and $17.9 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1998 and 1997, the carrying value of equity real estate held for sale amounted to $836.2 million and $1,023.5 million, respectively. For 1998, 1997 and 1996, respectively, real estate of $7.1 million, $152.0 million and $58.7 million was acquired in satisfaction of debt. At December 31, 1998 and 1997, the Company owned $552.3 million and $693.3 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $374.8 million and $541.1 million at December 31, 1998 and 1997, respectively. Depreciation expense on real estate totaled $30.5 million, $74.9 million and $91.8 million for 1998, 1997 and 1996, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for real estate joint ventures (25 and 29 individual ventures as of December 31, 1998 and 1997, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       913.7      $     1,700.9
        Investments in securities, generally at estimated fair value...........          636.9            1,374.8
        Cash and cash equivalents..............................................           85.9              105.4
        Other assets...........................................................          279.8              584.9
                                                                                ----------------   -----------------
        Total Assets...........................................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       367.1      $       493.4
        Borrowed funds - the Company...........................................           30.1               31.2
        Other liabilities......................................................          197.2              284.0
                                                                                ----------------   -----------------
        Total liabilities......................................................          594.4              808.6
                                                                                ----------------   -----------------

        Partners' capital......................................................        1,321.9            2,957.4
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Equity in partners' capital included above.............................  $       312.9      $       568.5
        Equity in limited partnership interests not included above.............          442.1              331.8
        Other..................................................................             .7                4.3
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $       755.7      $       904.6
                                                                                ================   =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       246.1       $      310.5       $      348.9
        Revenues of other limited partnership interests....          128.9              506.3              386.1
        Interest expense - third party.....................          (33.3)             (91.8)            (111.0)
        Interest expense - the Company.....................           (2.6)              (7.2)             (30.0)
        Other expenses.....................................         (197.0)            (263.6)            (282.5)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       142.1       $      454.2       $      311.5
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        59.6       $       76.7       $       73.9
        Equity in net earnings of limited partnership
          interests not included above.....................           22.7               69.5               35.8
        Other..............................................            -                  (.9)                .9
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $        82.3       $      145.3       $      110.6
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $     1,489.0       $    1,459.4       $    1,307.4
        Mortgage loans on real estate......................          235.4              260.8              303.0
        Equity real estate.................................          356.1              390.4              442.4
        Other equity investments...........................           83.8              156.9              122.0
        Policy loans.......................................          144.9              177.0              160.3
        Other investment income............................          185.7              181.7              217.4
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,494.9            2,626.2            2,552.5

          Investment expenses..............................         (266.8)            (343.4)            (348.9)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,228.1       $    2,282.8       $    2,203.6
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $       (24.3)      $       88.1       $       60.5
        Mortgage loans on real estate......................          (10.9)             (11.2)             (27.3)
        Equity real estate.................................           74.5             (391.3)             (79.7)
        Other equity investments...........................           29.9               14.1               18.9
        Sale of subsidiaries...............................           (2.6)             252.1                -
        Issuance and sales of Alliance Units...............           19.8                -                 20.6
        Issuance and sale of DLJ common stock..............           18.2                3.0                -
        Other..............................................           (4.4)               -                 (2.8)
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $       100.2       $      (45.2)      $       (9.8)
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $101.6 million, $11.7 million and $29.9 million for 1998, 1997 and 1996, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million for 1997. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $132.3 million of writedowns on real estate held for production of income were recorded.

        For 1998, 1997 and 1996, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $15,961.0 million, $9,789.7 million and $8,353.5 million. Gross gains of $149.3 million, $166.0 million and $154.2 million and gross losses of $95.1 million, $108.8 million and $92.7 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1998, 1997 and 1996 amounted to $(331.7) million, $513.4 million and $(258.0)
        million, respectively.

        For 1998, 1997 and 1996, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.9 million, $137.5 million and $136.7 million, respectively.

        On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note which was paid in 1998. The Company recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE continues to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

        Through June 10, 1997 and for the year ended December 31, 1996, respectively, the businesses sold reported combined revenues of $91.6 million and $226.1 million and combined net earnings of $10.7 million and $30.7 million.

        In 1996, Alliance acquired the business of Cursitor Holdings L.P. and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash,
        1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and additional consideration to be determined at a later date but currently estimated to not exceed $10.0 million. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1998, the Company's ownership of Alliance Units was approximately 56.7%.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balance, beginning of year.........................  $       533.6       $      189.9       $      396.5
        Changes in unrealized investment gains (losses)....         (242.4)             543.3             (297.6)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........           (5.7)              53.2                -
            DAC............................................           13.2              (89.0)              42.3
            Deferred Federal income taxes..................           85.4             (163.8)              48.7
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains on:
            Fixed maturities...............................  $       539.9       $      871.2       $      357.8
            Other equity investments.......................           92.4               33.7               31.6
            Other, principally Closed Block................          111.1               80.9               53.1
                                                            -----------------   ----------------   -----------------
              Total........................................          743.4              985.8              442.5
          Amounts of unrealized investment gains
            attributable to:
              Participating group annuity contracts........          (24.7)             (19.0)             (72.2)
              DAC..........................................         (127.8)            (141.0)             (52.0)
              Deferred Federal income taxes................         (206.8)            (292.2)            (128.4)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

 6)     ACCUMULATED OTHER COMPREHENSIVE INCOME

        Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Unrealized gains on investments....................  $       384.1       $      533.6       $      189.9
        Minimum pension liability..........................          (28.3)             (17.3)             (12.9)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other
          Comprehensive Income.............................  $       355.8       $      516.3       $      177.0
                                                            =================   ================   =================

        The components of other comprehensive income for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Net unrealized gains (losses) on investment
          securities:
          Net unrealized gains (losses) arising during
            the period.....................................  $      (186.1)      $      564.0       $     (249.8)
          Reclassification adjustment for (gains) losses
            included in net earnings.......................          (56.3)             (20.7)             (47.8)
                                                            -----------------   ----------------   -----------------

        Net unrealized gains (losses) on investment
          securities.......................................         (242.4)             543.3             (297.6)
        Adjustments for policyholder liabilities,
          DAC and deferred
          Federal income taxes.............................           92.9             (199.6)              91.0
                                                            -----------------   ----------------   -----------------
        Change in unrealized gains (losses), net of
          reclassification and adjustments.................         (149.5)             343.7             (206.6)
        Change in minimum pension liability................          (11.0)              (4.4)              22.2
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income...................  $      (160.5)      $      339.3       $     (184.4)
                                                            =================   ================   =================

 7)     CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,149.0 and $4,059.4)...........................................  $    4,373.2         $    4,231.0
        Mortgage loans on real estate........................................       1,633.4              1,341.6
        Policy loans.........................................................       1,641.2              1,700.2
        Cash and other invested assets.......................................          86.5                282.0
        DAC..................................................................         676.5                775.2
        Other assets.........................................................         221.6                236.6
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,632.4         $    8,566.6
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    9,013.1         $    8,993.2
        Other liabilities....................................................          63.9                 80.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,077.0         $    9,073.7
                                                                              =================    =================

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Premiums and other revenue.........................  $       661.7       $      687.1       $      724.8
        Investment income (net of investment
          expenses of $15.5, $27.0 and $27.3)..............          569.7              574.9              546.6
        Investment losses, net.............................             .5              (42.4)              (5.5)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,231.9            1,219.6            1,265.9
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,082.0            1,066.7            1,106.3
        Other operating costs and expenses.................           62.8               50.4               34.6
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,144.8            1,117.1            1,140.9
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $        87.1       $      102.5       $      125.0
                                                            =================   ================   =================

        At December 31, 1998 and 1997, problem mortgage loans on real estate had an amortized cost of $5.1 million and $8.1 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $26.0 million and $70.5 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $        55.5      $       109.1
        Impaired mortgage loans without provision for losses...................            7.6                 .6
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           63.1              109.7
        Provision for losses...................................................          (10.1)             (17.4)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        53.0      $        92.3
                                                                                ================   =================

        During 1998, 1997 and 1996, the Closed Block's average recorded investment in impaired mortgage loans was $85.5 million, $110.2 million and $153.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $9.4 million and $10.9 million ($1.5 million, $4.1 million and $4.7 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $11.1 million and $18.5 million on mortgage loans on real estate and $15.4 million and $16.8 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million and $12.8 million for 1997 and 1996, respectively. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

        In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $28.8 million of writedowns on real estate held for production of income were recorded.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 8)     DISCONTINUED OPERATIONS

        Summarized financial information for discontinued operations follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Mortgage loans on real estate........................................  $      553.9         $      635.2
        Equity real estate...................................................         611.0                874.5
        Other equity investments.............................................         115.1                209.3
        Other invested assets................................................          24.9                152.4
                                                                              -----------------    -----------------
          Total investments..................................................       1,304.9              1,871.4
        Cash and cash equivalents............................................          34.7                106.8
        Other assets.........................................................         219.0                243.8
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,021.7         $    1,048.3
        Allowance for future losses..........................................         305.1                259.2
        Amounts due to continuing operations.................................           2.7                572.8
        Other liabilities....................................................         229.1                341.7
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Investment income (net of investment
          expenses of $63.3, $97.3 and $127.5).............  $       160.4       $      188.6       $      245.4
        Investment gains (losses), net.....................           35.7             (173.7)             (18.9)
        Policy fees, premiums and other income.............           (4.3)                .2                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          191.8               15.1              226.7

        Benefits and other deductions......................          141.5              169.5              250.4
        Earnings added (losses charged) to allowance
          for future losses................................           50.3             (154.4)             (23.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax earnings from releasing (loss from
          strengthening) of the allowance for future
          losses...........................................            4.2             (134.1)            (129.0)
        Federal income tax (expense) benefit...............           (1.5)              46.9               45.2
                                                            -----------------   ----------------   -----------------
        Earnings (Loss) from Discontinued Operations.......  $         2.7       $      (87.2)      $      (83.8)
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in 1998 and strengthening of allowance in 1997 and 1996.

        In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in fourth quarter 1997, $92.5 million of writedowns on real estate held for production of income were recognized.

        Benefits and other deductions includes $26.6 million, $53.3 million and $114.3 million of interest expense related to amounts borrowed from continuing operations in 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $3.0 million and $28.4 million on mortgage loans on real estate and $34.8 million and $88.4 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

        At December 31, 1998 and 1997, problem mortgage loans on real estate had amortized costs of $1.1 million and $11.0 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $3.5 million and $109.4 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $         6.7      $       101.8
        Impaired mortgage loans without provision for losses...................            8.5                 .2
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           15.2              102.0
        Provision for losses...................................................           (2.1)             (27.3)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        13.1      $        74.7
                                                                                ================   =================

        During 1998, 1997 and 1996, the discontinued operations' average recorded investment in impaired mortgage loans was $73.3 million, $89.2 million and $134.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $6.6 million and $10.1 million ($3.4 million, $5.3 million and $7.5 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        At December 31, 1998 and 1997, discontinued operations had carrying values of $50.0 million and $156.2 million, respectively, of real estate acquired in satisfaction of debt.

 9)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Short-term debt......................................................  $      179.3         $      422.2
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.......................         399.4                399.4
          7.70% surplus notes scheduled to mature 2015.......................         199.7                199.7
          Other..............................................................            .3                   .3
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.4                599.4
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.91% - 12.00%, due through 2017...................         392.2                676.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................          10.8                 18.5
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,002.4              1,294.5
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,181.7         $    1,716.7
                                                                              =================    =================

        Short-term Debt

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in September 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1998 range from 5.23% to 7.75%. There were no borrowings outstanding under this bank credit facility at December 31, 1998.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1998, there were no borrowings outstanding under this program.

        During July 1998, Alliance entered into a $425.0 million five-year revolving credit facility with a group of commercial banks which replaced a $250.0 million revolving credit facility. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. During September 1998, Alliance increased the size of its commercial paper program from $250.0 million to $425.0 million. Borrowings from these two sources may not exceed $425.0 million in the aggregate. The revolving credit facility provides backup liquidity for commercial paper issued under Alliance's commercial paper program and can be used as a direct source of borrowing. The revolving credit facility contains covenants which require Alliance to, among other things, meet certain financial ratios. As of December 31, 1998, Alliance had commercial paper outstanding totaling $179.5 million at an effective interest rate of 5.5% and there were no borrowings outstanding under Alliance's revolving credit facility.

        Long-term Debt

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $640.2 million and $1,164.0 million at December 31, 1998 and 1997, respectively, as collateral for certain short-term and long-term debt.

        At December 31, 1998, aggregate maturities of the long-term debt based on required principal payments at maturity for 1999 and the succeeding four years are $322.8 million, $6.9 million, $1.7 million, $1.8 million and $2.0 million, respectively, and $668.0 million thereafter.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Federal income tax expense (benefit):
          Current..........................................  $       283.3       $      186.5       $       97.9
          Deferred.........................................           69.8              (95.0)             (88.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Expected Federal income tax expense................  $       414.3       $      234.7       $       73.0
        Non-taxable minority interest......................          (33.2)             (38.0)             (28.6)
        Adjustment of tax audit reserves...................           16.0              (81.7)               6.9
        Equity in unconsolidated subsidiaries..............          (39.3)             (45.1)             (32.3)
        Other..............................................           (4.7)              21.6               (9.3)
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       December 31, 1998                  December 31, 1997
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Compensation and related benefits......  $     235.3      $        -        $      257.9      $       -
        Other..................................         27.8               -                30.7              -
        DAC, reserves and reinsurance..........          -               231.4               -              222.8
        Investments............................          -               364.4               -              405.7
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     263.1      $      595.8      $      288.6      $     628.5
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        DAC, reserves and reinsurance......................  $        (7.7)      $       46.2       $     (156.2)
        Investments........................................           46.8             (113.8)              78.6
        Compensation and related benefits..................           28.6                3.7               22.3
        Other..............................................            2.1              (31.1)             (32.9)
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          Expense (Benefit)................................  $        69.8       $      (95.0)      $      (88.2)
                                                            =================   ================   =================

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Direct premiums....................................  $       438.8       $      448.6       $      461.4
        Reinsurance assumed................................          203.6              198.3              177.5
        Reinsurance ceded..................................          (54.3)             (45.4)             (41.3)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       588.1       $      601.5       $      597.6
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        75.7       $       61.0       $       48.2
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        85.9       $       70.6       $       54.1
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        39.5       $       36.4       $       32.3
                                                            =================   ================   =================

        Beginning in May 1997, the Company began reinsuring on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. Effective January 1, 1994, all in force business above $5.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.3 million, $1.6 million and $2.4 million for 1998, 1997 and 1996, respectively. Ceded death and disability benefits totaled $15.6 million, $4.3 million and $21.2 million for 1998, 1997 and 1996, respectively. Insurance liabilities ceded totaled $560.3 million and $593.8 million at December 31, 1998 and 1997, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $        33.2       $       32.5       $       33.8
        Interest cost on projected benefit obligations.....          129.2              128.2              120.8
        Actual return on assets............................         (175.6)            (307.6)            (181.4)
        Net amortization and deferrals.....................            6.1              166.6               43.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        (7.1)      $       19.7       $       16.6
                                                            =================   ================   =================

        The  plan's  projected  benefit   obligation  under  the  qualified  and
        non-qualified plans was comprised of:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Benefit obligation, beginning of year..................................  $    1,801.3       $    1,765.5
        Service cost...........................................................          33.2               32.5
        Interest cost..........................................................         129.2              128.2
        Actuarial (gains) losses...............................................         108.4              (15.5)
        Benefits paid..........................................................        (138.7)            (109.4)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,933.4       $    1,801.3
                                                                                ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Plan assets at fair value, beginning of year...........................  $    1,867.4       $    1,626.0
        Actual return on plan assets...........................................         338.9              307.5
        Contributions..........................................................           -                 30.0
        Benefits paid and fees.................................................        (123.2)             (96.1)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       2,083.1            1,867.4
        Projected benefit obligations..........................................       1,933.4            1,801.3
                                                                                ----------------   -----------------
        Projected benefit obligations less than plan assets....................         149.7               66.1
        Unrecognized prior service cost........................................          (7.5)              (9.9)
        Unrecognized net loss from past experience different
          from that assumed....................................................          38.7               95.0
        Unrecognized net asset at transition...................................           1.5                3.1
                                                                                ----------------   -----------------
        Prepaid  Pension Cost..................................................  $      182.4       $      154.3
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.0% and 3.83%, respectively, at December 31, 1998 and 7.25% and 4.07%, respectively, at December 31, 1997. As of January 1, 1998 and 1997, the expected long-term rate of return on assets for the retirement plan was 10.25%.

        The Company recorded, as a reduction of shareholders' equity an additional minimum pension liability of $28.3 million and $17.3 million, net of Federal income taxes, at December 31, 1998 and 1997, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $31.8 million, $33.2 million and $34.7 million for 1998, 1997 and 1996, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1998, 1997 and 1996, the Company made estimated postretirement benefits payments of $28.4 million, $18.7 million and $18.9 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $         4.6       $        4.5       $        5.3
        Interest cost on accumulated postretirement
          benefits obligation..............................           33.6               34.7               34.6
        Net amortization and deferrals.....................             .5                1.9                2.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        38.7       $       41.1       $       42.3
                                                            =================   ================   =================


                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Accumulated postretirement benefits obligation, beginning
          of year..............................................................  $      490.8       $      388.5
        Service cost...........................................................           4.6                4.5
        Interest cost..........................................................          33.6               34.7
        Contributions and benefits paid........................................         (28.4)              72.1
        Actuarial (gains) losses...............................................         (10.2)              (9.0)
                                                                                ----------------   -----------------
        Accumulated postretirement benefits obligation, end of year............         490.4              490.8
        Unrecognized prior service cost........................................          31.8               40.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions....................        (121.2)            (140.6)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      401.0       $      390.5
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.0% in 1998, gradually declining to 2.5% in the year 2009, and in 1997 was 8.75%, gradually declining to 2.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.0% and 7.25% at December 31, 1998 and 1997, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1998 would be increased 4.83%. The effect of this change on the sum of the service cost and interest cost would be an increase of 4.57%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 1998 would be decreased by 5.6%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 5.4%.

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1998 and 1997, respectively, was $880.9 million and $1,353.4 million. The average unexpired terms at December 31, 1998 ranged from 1 month to 4.3 years. At December 31, 1998, the cost of terminating swaps in a loss position was $8.0 million. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1998 of contracts purchased and sold were $8,450.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $54.8 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1998 and 1997.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 7 and 8:

                                                                           December 31,
                                                --------------------------------------------------------------------
                                                              1998                               1997
                                                ---------------------------------  ---------------------------------
                                                   Carrying         Estimated         Carrying         Estimated
                                                    Value          Fair Value          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Consolidated Financial Instruments:
        Mortgage loans on real estate..........  $    2,809.9     $     2,961.8     $     2,611.4     $    2,822.8
        Other limited partnership interests....         562.6             562.6             509.4            509.4
        Policy loans...........................       2,086.7           2,370.7           2,422.9          2,493.9
        Policyholders' account balances -
          investment contracts.................      12,892.0          13,396.0          12,611.0         12,714.0
        Long-term debt.........................       1,002.4           1,025.2           1,294.5          1,257.0

        Closed Block Financial Instruments:
        Mortgage loans on real estate..........       1,633.4           1,703.5           1,341.6          1,420.7
        Other equity investments...............          56.4              56.4              86.3             86.3
        Policy loans...........................       1,641.2           1,929.7           1,700.2          1,784.2
        SCNILC liability.......................          25.0              25.0              27.6             30.3

        Discontinued Operations Financial
        Instruments:
        Mortgage loans on real estate..........         553.9             599.9             655.5            779.9
        Fixed maturities.......................          24.9              24.9              38.7             38.7
        Other equity investments...............         115.1             115.1             209.3            209.3
        Guaranteed interest contracts..........          37.0              34.0              37.0             34.0
        Long-term debt.........................         147.1             139.8             296.4            297.6

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $142.9 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $287.3 million at December 31, 1998, under existing loan or loan commitment agreements.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        The Insurance Group had $24.7 million of letters of credit outstanding at December 31, 1998.

15)     LITIGATION

        Major Medical Insurance Cases

        Equitable Life agreed to settle, subject to court approval, previously disclosed cases involving lifetime guaranteed renewable major medical insurance policies issued by Equitable Life in five states. Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the policies and was misrepresented. In certain cases plaintiffs also claimed that Equitable Life misrepresented to policyholders that premium increases had been approved by insurance departments, and that it determined annual rate increases in a manner that discriminated against the policyholders.

        In December 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in creation of a nationwide class consisting of all persons holding, and paying premiums on, the policies at any time since January 1, 1988 and the dismissal with prejudice of the pending actions and the resolution of all similar claims on a nationwide basis. Under the terms of the settlement, which involves approximately 127,000 former and current policyholders, Equitable Life would pay $14.2 million in exchange for release of all claims and will provide future relief to certain current policyholders by restricting future premium increases, estimated to have a present value of $23.3 million. This estimate is based upon assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may vary. In October 1998, the court entered a judgment approving the settlement agreement and, in November, a member of the national class filed a notice of appeal of the judgment. In January 1999, the Court of Appeals granted Equitable Life's motion to dismiss the appeal.

        Life Insurance and Annuity Sales Cases

        A number of lawsuits  are  pending as  individual  claims and  purported class actions against Equitable Life and its subsidiary insurance companies Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997) and The Equitable of Colorado, Inc. ("EOC"). These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance. Some actions are in state courts and others are in U.S. District Courts in varying jurisdictions, and are in varying stages of discovery and motions for class certification.

        In general, the plaintiffs request an unspecified amount of damages, punitive damages, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, The Equitable's management believes that the ultimate resolution of these cases should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on The Equitable's results of operations in any particular period.

        Discrimination Case

        Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of litigation cannot be predicted with certainty, The Equitable's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on The Equitable's results of operations in any particular period.

        Alliance Capital

        In July 1995, a class action complaint was filed against Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The original complaint was dismissed in 1996; on appeal, the dismissal was affirmed. In October 1996, plaintiffs filed a motion for leave to file an amended complaint, alleging the Fund failed to hedge against currency risk despite representations that it would do so, the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and two Fund advertisements misrepresented the risks of investing in the Fund. In October 1998, the U.S. Court of Appeals for the Second Circuit issued an order granting plaintiffs' motion to file an amended complaint alleging that the Fund misrepresented its ability to hedge against currency risk and denying plaintiffs' motion to file an amended complaint containing the other allegations. Alliance believes that the allegations in the amended complaint, which was filed in February 1999, are without merit and intends to defend itself vigorously against these claims. While the ultimate outcome of this matter cannot be determined at this time, Alliance's management does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        DLJSC

        DLJSC is a defendant along with certain other parties in a class action complaint involving the underwriting of units, consisting of notes and warrants to purchase common shares, of Rickel Home Centers, Inc. ("Rickel"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code. The complaint seeks unspecified compensatory and punitive damages from DLJSC, as an underwriter and as an owner of 7.3% of the common stock, for alleged violation of Federal securities laws and common law fraud for alleged misstatements and omissions contained in the prospectus and registration statement used in the offering of the units. DLJSC is defending itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC"). The debentures were canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The litigation seeks compensatory and punitive damages for DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 proceedings. Trial is expected in early May 1999. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a complaint which alleges that DLJSC and a number of other financial institutions and several individual defendants violated civil provisions of RICO by inducing plaintiffs to invest over $40 million in The Securities Groups, a number of tax shelter limited partnerships, during the years 1978 through 1982. The plaintiffs seek recovery of the loss of their entire investment and an approximately equivalent amount of tax-related damages. Judgment for damages under RICO are subject to trebling. Discovery is complete. Trial has been scheduled for May 17, 1999. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant along with certain other parties in four actions involving Mid-American Waste Systems, Inc. ("Mid-American"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code in January 1997. Three actions seek rescission, compensatory and punitive damages for DLJSC's role in underwriting notes of Mid-American. The other action, filed by the Plan Administrator for the bankruptcy estate of Mid-American, alleges that DLJSC is liable as an underwriter for alleged misrepresentations and omissions in the prospectus for the notes, and liable as financial advisor to Mid-American for allegedly failing to advise Mid-American about its financial condition. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        Other Matters

        In addition to the matters described above, the Holding Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1999 and the succeeding four years are $98.7 million, $92.7 million, $73.4 million, $59.9 million, $55.8 million and $550.1 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1999 and the succeeding four years is $7.6 million, $5.6 million, $4.6 million, $2.3 million, $2.3 million and $25.4 million thereafter.

        At December 31, 1998, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1999 and the succeeding four years is $189.2 million, $177.0 million, $165.5 million, $145.4 million, $122.8 million and $644.7 million thereafter.

17)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Compensation costs.................................  $       772.0       $      721.5       $      704.8
        Commissions........................................          478.1              409.6              329.5
        Short-term debt interest expense...................           26.1               31.7                8.0
        Long-term debt interest expense....................           84.6              121.2              137.3
        Amortization of policy acquisition costs...........          292.7              287.3              405.2
        Capitalization of policy acquisition costs.........         (609.1)            (508.0)            (391.9)
        Rent expense, net of sublease income...............          100.0              101.8              113.7
        Cursitor intangible assets writedown...............            -                120.9                -
        Other..............................................        1,056.8              917.9              769.1
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,201.2       $    2,203.9       $    2,075.7
                                                            =================   ================   =================

        During 1997 and 1996, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million and $24.4 million, respectively. The amounts paid during 1998, associated with cost reduction programs, totaled $22.6 million. At December 31, 1998, the liabilities associated with cost reduction programs amounted to $39.4 million. The 1997 cost reduction program included costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

18)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1998, 1997 and 1996, statutory net income (loss) totaled $384.4 million, $(351.7) million and $(351.1) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,728.0 million and $3,907.1 million at December 31, 1998 and 1997, respectively. No dividends have been paid by Equitable Life to the Holding Company to date.

        At December 31, 1998, the Insurance Group, in accordance with various government and state regulations, had $25.6 million of securities deposited with such government or state agencies.

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity on a GAAP basis are primarily attributable to: (a) inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes are provided for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (f) differences in the accrual methodologies for post-employment and retirement benefit plans.

19)     BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. Information for all periods is presented on a comparable basis.

        Intersegment investment advisory and other fees of approximately $61.8 million, $84.1 million and $129.2 million for 1998, 1997 and 1996, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to discontinued operations of $.5 million, $4.2 million and $13.3 million for 1998, 1997 and 1996, respectively, are eliminated in consolidation.

        The following tables reconcile each segment's revenues and operating earnings to total revenues and earnings from continuing operations before Federal income taxes and cumulative effect of accounting change as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1998
        Segment revenues.....................  $     4,029.8     $    1,438.4       $        (5.7)    $    5,462.5
        Investment gains.....................           64.8             35.4                 -              100.2
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     4,094.6     $    1,473.8       $        (5.7)    $    5,562.7
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       688.6     $      284.3       $         -       $      972.9
        Investment gains , net of
          DAC and other charges..............           41.7             27.7                 -               69.4
        Pre-tax minority interest............            -              141.5                 -              141.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       730.3     $      453.5       $         -       $    1,183.8
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    75,626.0     $   12,379.2       $       (64.4)    $   87,940.8
                                              ===============   =================  ===============   ================


        1997
        Segment revenues.....................  $     3,990.8     $    1,200.0       $       (7.7)     $    5,183.1
        Investment gains (losses)............         (318.8)           255.1                -               (63.7)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,672.0     $    1,455.1       $       (7.7)     $    5,119.4
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       507.0     $      258.3       $        -        $      765.3
        Investment gains (losses), net of
          DAC and other charges..............         (292.5)           252.7                -               (39.8)
        Non-recurring costs and expenses.....          (41.7)          (121.6)               -              (163.3)
        Pre-tax minority interest............            -              108.5                -               108.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       172.8     $      497.9       $        -        $      670.7
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    67,762.4     $   13,691.4       $      (96.1)     $   81,357.7
                                              ===============   =================  ===============   ================


                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1996
        Segment revenues.....................  $     3,789.1     $    1,105.5       $       (12.6)    $    4,882.0
        Investment gains (losses)............          (30.3)            20.5                 -               (9.8)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,758.8     $    1,126.0       $       (12.6)    $    4,872.2
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       337.1     $      224.6       $         -       $      561.7
        Investment gains (losses), net of
          DAC and other charges..............          (37.2)            16.9                 -              (20.3)
        Reserve strengthening and DAC
          writeoff...........................         (393.0)             -                   -             (393.0)
        Non-recurring costs and
          expenses...........................          (22.3)            (1.1)                -              (23.4)
        Pre-tax minority interest............            -               83.6                 -               83.6
                                              ---------------   -----------------  ---------------   ----------------
        Earnings (Loss) from
          Continuing Operations..............  $      (115.4)    $      324.0       $         -       $      208.6
                                              ===============   =================  ===============   ================

20)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1998 and 1997 are summarized below:

                                                                    Three Months Ended
                                       ------------------------------------------------------------------------------
                                           March 31           June 30           September 30          December 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (In Millions)
        1998
        Total Revenues................  $     1,470.2      $     1,422.9       $    1,297.6         $    1,372.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       212.8      $       197.0       $      136.8         $      158.9
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       213.3      $       198.3       $      137.5         $      159.1
                                       =================  =================   ==================   ==================

        1997
        Total Revenues................  $     1,266.0      $     1,552.8       $    1,279.0         $    1,021.6
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       117.4      $       222.5       $      145.1         $       39.4
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       114.1      $       223.1       $      144.9         $      (44.9)
                                       =================  =================   ==================   ==================

        Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million.

21)     INVESTMENT IN DLJ

        At December 31, 1998, the Company's ownership of DLJ interest was approximately 32.5%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets:
        Trading account securities, at market value............................  $   13,195.1       $   16,535.7
        Securities purchased under resale agreements...........................      20,063.3           22,628.8
        Broker-dealer related receivables......................................      34,264.5           28,159.3
        Other assets...........................................................       4,759.3            3,182.0
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   35,775.6       $   36,006.7
        Broker-dealer related payables.........................................      26,161.5           26,127.2
        Short-term and long-term debt..........................................       3,997.6            3,249.5
        Other liabilities......................................................       3,219.8            2,860.9
                                                                                ----------------   -----------------
        Total liabilities......................................................      69,154.5           68,244.3
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
        Total shareholders' equity.............................................       2,927.7            2,061.5
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    2,927.7       $    2,061.5
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.7               23.5
        The Holding Company's equity ownership in DLJ..........................      (1,002.4)            (740.2)
        Minority interest in DLJ...............................................      (1,118.2)            (729.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      830.8       $      615.5
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Commission, fees and other income......................................  $    3,184.7       $    2,430.7
        Net investment income..................................................       2,189.1            1,652.1
        Dealer, trading and investment gains, net..............................          33.2              557.7
                                                                                ----------------   -----------------
        Total revenues.........................................................       5,407.0            4,640.5
        Total expenses including income taxes..................................       5,036.2            4,232.2
                                                                                ----------------   -----------------
        Net earnings...........................................................         370.8              408.3
        Dividends on preferred stock...........................................          21.3               12.2
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      349.5       $      396.1
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $      349.5       $      396.1
        Amortization of cost in excess of net assets acquired in 1985..........           (.8)              (1.3)
        The Holding Company's equity in DLJ's earnings.........................        (136.8)            (156.8)
        Minority interest in DLJ...............................................         (99.5)            (109.1)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $      112.4       $      128.9
                                                                                ================   =================

22)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1998, 1997 and 1996 would have been:

                                                                        1998              1997             1996
                                                                   ---------------   ---------------  ---------------
                                                                                     (In Millions)
        Net Earnings:
          As reported.............................................  $      708.2      $     437.2      $       10.3
          Pro forma...............................................         678.4            426.3               3.3

        The fair values of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, were estimated as of the dates of grant using the Black-Scholes option pricing model. The option pricing assumptions for 1998, 1997 and 1996 are as follows:

                                    Holding Company                      DLJ                            Alliance
                             ------------------------------ ------------------------------- ----------------------------------
                               1998      1997       1996      1998       1997      1996       1998       1997         1996
                             --------- ---------- --------- ---------- -------------------- ---------------------- -----------

        Dividend yield......  0.32%      0.48%     0.80%      0.69%      0.86%     1.54%      6.50%      8.00%       8.00%

        Expected volatility.   28%        20%       20%        40%        33%       25%        29%        26%         23%

        Risk-free interest
          rate..............  5.48%      5.99%     5.92%      5.53%      5.96%     6.07%      4.40%      5.70%       5.80%

        Expected life
          in years..........    5          5         5          5          5         5         7.2        7.2         7.4

        Weighted average
          fair value per
          option at
          grant-date........  $22.64    $12.25     $6.94     $16.27     $10.81     $4.03      $3.86      $2.18       $1.35

        A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                        Holding Company                     DLJ                         Alliance
                                  ----------------------------- ----------------------------- -----------------------------
                                                    Weighted                      Weighted                     Weighted
                                                    Average                       Average                       Average
                                                    Exercise                      Exercise                     Exercise
                                                    Price of                      Price of                     Price of
                                      Shares        Options         Shares        Options         Units         Options
                                  (In Millions)   Outstanding   (In Millions)   Outstanding   (In Millions)   Outstanding
                                  --------------- ------------- --------------- ------------- -----------------------------
        Balance as of
          January 1, 1996........       6.7           $20.27         18.4         $13.50            9.6          $ 8.86
          Granted................        .7           $24.94          4.2         $16.27            1.4          $12.56
          Exercised..............       (.1)          $19.91          -                             (.8)         $ 6.82
          Expired................       -                             -                             -
          Forfeited..............       (.6)          $20.21          (.4)        $13.50            (.2)         $ 9.66
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1996......       6.7           $20.79         22.2         $14.03           10.0          $ 9.54
          Granted................       3.2           $41.85          6.4         $30.54            2.2          $18.28
          Exercised..............      (1.6)          $20.26          (.2)        $16.01           (1.2)         $ 8.06
          Forfeited..............       (.4)          $23.43          (.2)        $13.79            (.4)         $10.64
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1997......       7.9           $29.05         28.2         $17.78           10.6          $11.41
          Granted................       4.3           $66.26          1.5         $38.59            2.8          $26.28
          Exercised..............      (1.1)          $21.18         (1.4)        $14.91            (.9)         $ 8.91
          Forfeited..............       (.4)          $47.01          (.1)        $17.31            (.2)         $13.14
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1998......      10.7           $44.00         28.2         $19.04           12.3          $14.94
                                  ===============               =============                 ===============

        Information about options outstanding and exercisable at December 31, 1998 is as follows:

                                             Options Outstanding                          Options Exercisable
                             ----------------------------------------------------  -----------------------------------
                                                    Weighted
                                                    Average         Weighted                             Weighted
              Range of             Number          Remaining         Average             Number           Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable        Exercise
               Prices          (In Millions)      Life (Years)        Price          (In Millions)         Price
        --------------------------------------- ----------------- ----------------  ------------------- ---------------

               Holding
               Company
        ----------------------
        $18.125    -$27.75           3.7               5.19           $20.97              3.0              $20.33
        $28.50     -$45.25           3.0               8.68           $41.79              -
        $50.63     -$66.75           2.1               9.21           $52.73              -
        $81.94     -$82.56           1.9               9.62           $82.56              -
                              -----------------                                    -------------------
        $18.125    -$82.56          10.7               7.75           $44.00              3.0              $20.33
                              ================= ================= ================  ==================== ==============

                 DLJ
        ----------------------
        $13.50    -$25.99           22.3               7.1            $14.59             21.4              $15.05
        $26.00    -$38.99            5.0               8.8            $33.94              -
        $39.00    -$52.875            .9               9.4            $44.65              -
                              -----------------                                    -------------------
        $13.50    -$52.875          28.2               7.5            $19.04             21.4              $15.05
                              ================= ================== ==============  ===================== =============

              Alliance
        ----------------------
        $ 3.03    -$ 9.69            3.1               4.5            $ 8.03              2.4              $ 7.57
        $ 9.81    -$10.69            2.0               5.3            $10.05              1.6              $10.07
        $11.13    -$13.75            2.4               7.5            $11.92              1.0              $11.77
        $18.47    -$18.78            2.0               9.0            $18.48               .4              $18.48
        $22.50    -$26.31            2.8               9.9            $26.28              -                  -
                              -----------------                                    -------------------
        $  3.03   -$26.31           12.3               7.2            $14.94              5.4              $ 9.88
                              ================= =================== =============  ===================== =============

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                                                 June 30,           December 31,
                                                                                   1999                 1998
                                                                              -----------------    -----------------
                                                                                         (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................  $    19,204.4        $    18,993.7
    Held to maturity, at amortized cost.....................................          128.9                125.0
  Mortgage loans on real estate.............................................        3,269.7              2,809.9
  Equity real estate........................................................        1,522.4              1,676.9
  Policy loans..............................................................        2,160.3              2,086.7
  Other equity investments..................................................          758.0                713.3
  Investment in and loans to affiliates.....................................        1,114.3                928.5
  Other invested assets.....................................................          696.3                808.2
                                                                              -----------------    -----------------
      Total investments.....................................................       28,854.3             28,142.2
Cash and cash equivalents...................................................          907.9              1,245.5
Deferred policy acquisition costs...........................................        3,714.4              3,563.8
Other assets................................................................        3,428.8              3,054.6
Closed Block assets.........................................................        8,592.9              8,632.4
Separate Accounts assets....................................................       48,440.4             43,302.3
                                                                              -----------------    -----------------

Total Assets................................................................  $    93,938.7        $    87,940.8
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $    21,184.4        $    20,857.5
Future policy benefits and other policyholders' liabilities.................        4,761.2              4,726.4
Short-term and long-term debt...............................................        1,624.9              1,181.7
Other liabilities...........................................................        3,695.2              3,474.3
Closed Block liabilities....................................................        9,041.3              9,077.0
Separate Accounts liabilities...............................................       48,333.0             43,211.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................       88,640.0             82,528.2
                                                                              -----------------    -----------------

Commitments and contingencies (Note 10)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
  issued and outstanding....................................................            2.5                  2.5
Capital in excess of par value..............................................        3,110.2              3,110.2
Retained earnings...........................................................        2,347.4              1,944.1
Accumulated other comprehensive (loss) income...............................         (161.4)               355.8
                                                                              -----------------    -----------------
      Total shareholder's equity............................................        5,298.7              5,412.6
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................  $    93,938.7        $    87,940.8
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                                   (UNAUDITED)

                                                            Three Months Ended                  Six Months Ended
                                                                 June 30,                           June 30,
                                                     ---------------------------------  ---------------------------------
                                                          1999              1998             1999              1998
                                                     ---------------   ---------------  ---------------   ---------------
                                                                                (In Millions)
REVENUES
Universal life and investment-type
  product policy fee income........................  $      307.8      $     257.5      $      604.5      $      517.1
Premiums...........................................         130.7            142.6             265.6             289.1
Net investment income..............................         573.7            565.8           1,142.2           1,165.9
Investment gains, net..............................          73.4             33.2              54.1             105.6
Commissions, fees and other income.................         511.7            395.9             996.3             773.0
Contribution from the Closed Block.................          23.0             27.9              41.9              42.4
                                                     ---------------   ---------------  ---------------   ---------------
      Total revenues...............................       1,620.3          1,422.9           3,104.6           2,893.1
                                                     ---------------   ---------------  ---------------   ---------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account
  balances.........................................         269.6            283.4             539.8             582.9
Policyholders' benefits............................         253.9            258.2             494.7             520.4
Other operating costs and expenses.................         774.0            561.2           1,417.5           1,127.5
                                                     ---------------   ---------------  ---------------   ---------------
      Total benefits and other deductions..........       1,297.5          1,102.8           2,452.0           2,230.8
                                                     ---------------   ---------------  ---------------   ---------------

Earnings from continuing operations before
  Federal income taxes and minority interest.......         322.8            320.1             652.6             662.3
Federal income taxes...............................          58.3             90.8             158.7             190.7
Minority interest in net income of
  consolidated subsidiaries........................          41.9             32.3              84.0              61.8
                                                     ---------------   ---------------  ---------------   ---------------
Earnings from continuing operations................         222.6            197.0             409.9             409.8
Discontinued operations, net of Federal income
  taxes............................................          (1.3)             1.3              (6.6)              1.8
                                                     ---------------   ---------------  ---------------   ---------------

Net Earnings.......................................  $      221.3      $     198.3      $      403.3      $      411.6
                                                     ===============   ===============  ===============   ===============






                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                     SIX MONTHS ENDED JUNE 30, 1999 AND 1998
                                   (UNAUDITED)

                                                                                    1999                 1998
                                                                              -----------------    -----------------
                                                                                          (In Millions)
SHAREHOLDER'S EQUITY
Common stock, at par value, beginning of year and end of period.............  $         2.5        $         2.5
                                                                              -----------------    -----------------

Capital in excess of par value, beginning of year and end of period.........        3,110.2              3,105.8
                                                                              -----------------    -----------------

Retained earnings, beginning of year........................................        1,944.1              1,235.9
Net earnings................................................................          403.3                411.6
                                                                              -----------------    -----------------
Retained earnings, end of period............................................        2,347.4              1,647.5
                                                                              -----------------    -----------------

Accumulated other comprehensive income, beginning of year...................          355.8                516.3
Other comprehensive (loss) income...........................................         (517.2)                39.2
                                                                              -----------------    -----------------
Accumulated other comprehensive (loss) income, end of period................         (161.4)               555.5
                                                                              -----------------    -----------------

Total Shareholder's Equity, End of Period...................................  $     5,298.7        $     5,311.3
                                                                              =================    =================







                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     SIX MONTHS ENDED JUNE 30, 1999 AND 1998
                                   (UNAUDITED)

                                                                                    1999                 1998
                                                                              -----------------    -----------------
                                                                                          (In Millions)
Net earnings................................................................  $       403.3        $       411.6
  Adjustments to reconcile net earnings to net cash provided by operating activities:
    Interest credited to policyholders' account balances....................          539.8                582.9
    Universal life and investment-type policy fee income....................         (604.5)              (517.1)
    Investment gains........................................................          (54.1)              (105.6)
    Change in Federal income tax payable....................................           78.8                 44.9
    Other, net..............................................................         (204.8)               (50.1)
                                                                              -----------------    -----------------

Net cash provided by operating activities...................................          158.5                366.6
                                                                              -----------------    -----------------

Cash flows from investing activities:
  Maturities and repayments.................................................        1,046.6              1,005.1
  Sales....................................................................         4,630.4              8,648.5
  Purchases.................................................................       (7,048.7)            (9,779.6)
  Decrease in short-term investments........................................          193.5                215.5
  Decrease in loans to discontinued operations..............................            -                  300.0
  Other, net................................................................         (190.8)              (393.3)
                                                                              -----------------    -----------------

Net cash used by investing activities.......................................       (1,369.0)                (3.8)
                                                                              -----------------    -----------------

Cash flows from financing activities:
 Policyholders' account balances:
    Deposits................................................................        1,191.1                618.9
    Withdrawals.............................................................         (806.3)              (938.0)
  Increase in short-term financings.........................................          559.5                443.9
  Repayments of long-term debt..............................................           (6.2)                (6.3)
  Payment of obligation to fund accumulated deficit of
    discontinued operations.................................................            -                  (87.2)
  Other, net................................................................          (65.2)               (34.6)
                                                                              -----------------    -----------------

Net cash provided (used) by financing activities............................          872.9                 (3.3)
                                                                              -----------------    -----------------

Change in cash and cash equivalents.........................................         (337.6)               359.5
Cash and cash equivalents, beginning of year................................        1,245.5                300.5
                                                                              -----------------    -----------------

Cash and Cash Equivalents, End of Period....................................  $       907.9        $       660.0
                                                                              =================    =================

Supplemental cash flow information:
  Interest Paid.............................................................  $        56.4        $        84.5
                                                                              =================    =================
  Income Taxes Paid.........................................................  $        26.3        $       186.7
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


 1)   BASIS OF PRESENTATION

      The accompanying consolidated financial statements are prepared in conformity with GAAP which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These statements should be read in conjunction with the consolidated financial statements of the Company for the year ended December 31, 1998. The results of operations for the six months ended June 30, 1999 are not necessarily indicative of the results to be expected for the full year.

      The terms "second quarter 1999" and "second quarter 1998" refer to the three months ended June 30, 1999 and 1998, respectively. The terms "first half of 1999" and "first half of 1998" refer to the six months ended June 30, 1999 and 1998, respectively.

      Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the current presentation.

 2)   NEW ACCOUNTING PRONOUNCEMENTS

      In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133," which defers the effective date of SFAS No. 133 to all fiscal quarters of all fiscal years beginning after June 15, 2000. The Company expects to adopt SFAS No. 133 effective January 1, 2001.

 3)   DEFERRED POLICY ACQUISITION COSTS

      As part of its asset/liability management process, in second quarter 1999, management initiated a review of the matching of invested assets to Insurance product lines given their different liability characteristics and liquidity requirements. As a result of this review, management reallocated the current and prospective interests of the various product lines in the invested assets. These asset reallocations and the related changes in investment yields by product line, in turn, triggered a review of and revisions to the estimated future gross profits used to determine the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million) for the three and six months ended June 30, 1999.

 4)   INVESTMENTS

      Investment valuation allowances and changes thereto are shown below:

                                                                                          Six Months Ended
                                                                                              June 30,
                                                                                 -----------------------------------
                                                                                      1999                1998
                                                                                 ---------------     ---------------
                                                                                           (In Millions)
      Balances, beginning of year............................................... $      230.6        $     384.5
      Additions charged to income...............................................         23.9               50.4
      Deductions for writedowns and asset dispositions..........................        (74.6)             (80.6)
                                                                                 ---------------     ---------------
      Balances, End of Period................................................... $      179.9        $     354.3
                                                                                 ===============     ===============

      Balances, end of period:
        Mortgage loans on real estate........................................... $       31.3        $      29.2
        Equity real estate......................................................        148.6              325.1
                                                                                 ---------------     ---------------
      Total..................................................................... $      179.9        $     354.3
                                                                                 ===============     ===============

      For the second quarter and first half of 1999 and of 1998, investment income is shown net of investment expenses of $53.1 million, $113.3 million, $64.3 million and $144.6 million, respectively.

      As of June 30, 1999 and December 31, 1998, fixed maturities classified as available for sale had amortized costs of $19,438.4 million and $18,453.8 million and fixed maturities in the held to maturity portfolio had estimated fair values of $128.9 million and $125.0 million, respectively. Other equity investments include equity securities with carrying values of $140.5 million and $150.6 million and costs of $39.6 million and $58.3 million as of June 30, 1999 and December 31, 1998, respectively.

      On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. In the second quarter and first half of 1999, $27.8 million ($16.1 million net of related DAC and Federal income taxes) and $99.2 million ($53.2 million net of related DAC and Federal income taxes) of increases in fair value on the trading portfolios were recognized as net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $118.2 million and costs of $3.8 million at June 30, 1999.

      For the first half of 1999 and of 1998, proceeds received on sales of fixed maturities classified as available for sale amounted to $4,390.9 million and $8,380.5 million, respectively. Gross gains of $40.0 million and $89.9 million and gross losses of $89.5 million and $47.0 million were realized on these sales for the first half of 1999 and of 1998, respectively. Unrealized investment gains related to fixed maturities classified as available for sale decreased by $773.9 million in the first half of 1999, resulting in a balance of $234.0 million of unrealized investment losses at June 30, 1999.

      Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                   June 30,          December 31,
                                                                                     1999                1998
                                                                                ---------------    -----------------
                                                                                           (In Millions)
      Impaired mortgage loans with provision for losses.......................   $     117.6        $     125.4
      Impaired mortgage loans without provision for losses....................           1.8                8.6
                                                                                ---------------    -----------------
      Recorded investment in impaired mortgage loans..........................         119.4              134.0
      Provision for losses....................................................         (25.9)             (29.0)
                                                                                ---------------    -----------------
      Net Impaired Mortgage Loans.............................................   $      93.5        $     105.0
                                                                                ===============    =================

      During the first half of 1999 and of 1998, respectively, the Company's average recorded investment in impaired mortgage loans was $129.0 million and $188.5 million. Interest income recognized on these impaired mortgage loans totaled $4.5 million and $6.6 million ($.1 million and $.9 million recognized on a cash basis) for the first half of 1999 and 1998, respectively.

 5)   SALE OF DLJ STOCK

      During the second quarter of 1999, DLJ completed its offering of a new class of its common stock to track the financial performance of DLJdirect, its online brokerage business. As a result of this offering, the Company recorded a non-cash pre-tax realized gain of $95.8 million.

 6)   CLOSED BLOCK

      Summarized financial information for the Closed Block is as follows:

                                                                                  June 30,           December 31,
                                                                                    1999                 1998
                                                                              -----------------    -----------------
                                                                                          (In Millions)
      Assets
      Fixed maturities:
        Available for sale, at estimated fair value (amortized cost of
          $4,068.9 and $4,149.0)............................................. $     4,062.3        $     4,373.2
      Mortgage loans on real estate..........................................       1,709.3              1,633.4
      Policy loans...........................................................       1,615.1              1,641.2
      Cash and other invested assets.........................................         128.5                 86.5
      Deferred policy acquisition costs......................................         834.8                676.5
      Other assets...........................................................         242.9                221.6
                                                                              -----------------    -----------------
      Total Assets........................................................... $     8,592.9        $     8,632.4
                                                                              =================    =================

      Liabilities
      Future policy benefits and other policyholders' account balances....... $     9,010.3        $     9,013.1
      Other liabilities......................................................          31.0                 63.9
                                                                              -----------------    -----------------
      Total Liabilities...................................................... $     9,041.3        $     9,077.0
                                                                              =================    =================

                                                       Three Months Ended                  Six Months Ended
                                                            June 30,                           June 30,
                                                ---------------------------------  ---------------------------------
                                                     1999              1998             1999              1998
                                                ---------------   ---------------  ---------------   ---------------
                                                                           (In Millions)
      Revenues
      Premiums and other income................ $      156.4      $     165.9      $      312.4      $      333.0
      Investment income (net of investment
        expenses of $4.8, $5.4, $10.0 and
        $10.8).................................        145.2            145.3             287.2             281.7
      Investment gains (losses), net...........          3.4              2.8               1.5              (1.9)
                                                ---------------   ---------------  ---------------   ---------------
      Total revenues...........................        305.0            314.0             601.1             612.8
                                                ---------------   ---------------  ---------------   ---------------

      Benefits and Other Deductions
      Policyholders' benefits and dividends....        260.5            267.5             526.9             544.8
      Other operating costs and expenses.......         21.5             18.6              32.3              25.6
                                                ---------------   ---------------  ---------------   ---------------
      Total benefits and other deductions......        282.0            286.1             559.2             570.4
                                                ---------------   ---------------  ---------------   ---------------

      Contribution from the Closed Block....... $       23.0      $      27.9      $       41.9      $       42.4
                                                ===============   ===============  ===============   ===============

      Investment valuation allowances amounted to $8.5 million and $11.1 million on mortgage loans and $13.7 million and $15.4 million on equity real estate at June 30, 1999 and December 31, 1998, respectively.

      Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                  June 30,         December 31,
                                                                                    1999               1998
                                                                              -----------------  -----------------
                                                                                         (In Millions)
      Impaired mortgage loans with provision for losses......................  $        32.4      $         55.5
      Impaired mortgage loans without provision for losses...................            4.4                 7.6
                                                                              -----------------  -----------------
      Recorded investment in impaired mortgages..............................           36.8                63.1
      Provision for losses...................................................           (7.5)              (10.1)
                                                                              -----------------  -----------------
      Net Impaired Mortgage Loans............................................  $        29.3      $         53.0
                                                                              =================  =================

      During the first half of 1999 and of 1998, respectively, the Closed Block's average recorded investment in impaired mortgage loans was $45.4 million and $108.8 million. Interest income recognized on these impaired mortgage loans totaled $1.5 million and $3.1 million ($1.5 million recognized on a cash basis for the first half of 1998) for the first half of 1999 and 1998, respectively.

 7)   DISCONTINUED OPERATIONS

      Summarized financial information for discontinued operations follows:

                                                                                  June 30,           December 31,
                                                                                    1999                 1998
                                                                              -----------------    -----------------
                                                                                          (In Millions)
      Assets
      Mortgage loans on real estate.......................................... $       518.5        $       553.9
      Equity real estate.....................................................         563.2                611.0
      Other equity investments...............................................          89.1                115.1
      Other invested assets..................................................          51.7                 24.9
                                                                              -----------------    -----------------
        Total investments....................................................       1,222.5              1,304.9
      Cash and cash equivalents..............................................           -                   34.7
      Other assets...........................................................         222.1                219.0
                                                                              -----------------    -----------------
      Total Assets........................................................... $     1,444.6        $     1,558.6
                                                                              =================    =================

      Liabilities
      Policyholders liabilities.............................................. $     1,008.8        $     1,021.7
      Allowance for future losses............................................         291.2                305.1
      Other liabilities......................................................         144.6                231.8
                                                                              -----------------    -----------------
      Total Liabilities...................................................... $     1,444.6        $     1,558.6
                                                                              =================    =================

                                                       Three Months Ended                  Six Months Ended
                                                            June 30,                           June 30,
                                                ---------------------------------  ---------------------------------
                                                     1999              1998             1999              1998
                                                ---------------   ---------------  ---------------   ---------------
                                                                           (In Millions)
      Revenues
      Investment income (net of investment
        expenses of $12.4, $18.0, $25.5
        and $37.5)............................. $       22.9      $      50.5      $       42.5      $       78.5
      Investment (losses) gains, net...........         (3.5)            27.6             (10.5)             33.2
      Other income, net........................          -                -                 -                 (.1)
                                                ---------------   ---------------  ---------------   ---------------
      Total revenues...........................         19.4             78.1              32.0             111.6

      Benefits and Other Deductions............         29.0             36.1              54.4              74.6
      (Losses charged) earnings credited
        to allowance for future losses.........         (9.6)            42.0             (22.4)             37.0
                                                ---------------   ---------------  ---------------   ---------------
      Pre-tax loss from operations.............          -                -                 -                 -
      Pre-tax (loss from strengthening)
        earnings from releasing the
        allowance for future losses............         (1.9)             2.0             (10.1)              2.7
      Federal income tax benefit (expense).....           .6              (.7)              3.5               (.9)
                                                ---------------   ---------------  ---------------   ---------------
      (Loss) Earnings from Discontinued
        Operations............................. $       (1.3)     $       1.3      $       (6.6)     $        1.8
                                                ===============   ===============  ===============   ===============

      The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses, and adjusts the allowance, if appropriate. The evaluations performed as of June 30, 1999 and 1998 resulted in management's decision to strengthen the allowance by $10.1 million and release the allowance by $2.7 million for the six months ended June 30, 1999 and 1998, respectively. This resulted in after-tax losses of $6.6 million for the first half of 1999 and after-tax earnings of $1.8 million for the first half of 1998.

      Management believes the allowance for future losses at June 30, 1999 is adequate to provide for all future losses; however, the determination of the allowance involves numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of discontinued operations differ from management's current estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result.

      Investment valuation allowances amounted to $4.5 million and $3.0 million on mortgage loans and $42.0 million and $34.8 million on equity real estate at June 30, 1999 and December 31, 1998, respectively.

      Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                  June 30,         December 31,
                                                                                    1999               1998
                                                                              -----------------  -----------------
                                                                                         (In Millions)
      Impaired mortgage loans with provision for losses......................  $        19.6      $          6.7
      Impaired mortgage loans without provision for losses...................            -                   8.5
                                                                              -----------------  -----------------
      Recorded investment in impaired mortgages..............................           19.6                15.2
      Provision for losses...................................................           (3.6)               (2.1)
                                                                              -----------------  -----------------
      Net Impaired Mortgage Loans............................................  $        16.0      $         13.1
                                                                              =================  =================

      During the first half of 1999 and of 1998, discontinued operations' average recorded investment in impaired mortgage loans was $16.6 million and $121.5 million, respectively. Interest income recognized on these impaired mortgage loans totaled $.9 million and $4.0 million ($3.4 million recognized on a cash basis for the first half of 1998) in the first half of 1999 and 1998, respectively.

      Benefits and other deductions included $5.8 million and $15.9 million of interest expense related to amounts borrowed from continuing operations for the second quarter and first half of 1998.

 8)   FEDERAL INCOME TAXES

      Federal income taxes for interim periods have been computed using an estimated annual effective tax rate. This rate is revised, if necessary, at the end of each successive interim period to reflect the current estimate of the annual effective tax rate.

 9)   RESTRUCTURING COSTS

      At June 30, 1999, the restructuring liabilities included costs related to employee termination and exit costs, the termination of operating leases and the consolidation of insurance operations' service centers and amounted to $15.6 million. The amounts paid during the first half of 1999 totaled $8.7 million.

10)   LITIGATION

      There have been no new material legal proceedings and no material developments in specific litigations previously reported in the Company's Notes to Consolidated Financial Statements for the year ended December 31, 1998, except as follows:

      In Rickel, the complaint was dismissed in April 1999 by the Court. Plaintiff has filed an appeal. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition or DLJ's results of operations in any particular period.

      The Dayton Monetary Associates and Mid-American Waste Systems actions have been settled without a material adverse effect on DLJ's consolidated financial condition or results of operation in any particular period.

      In November 1998, three purported class actions (Gillet v. Goldman, Sachs & Co. et al., Prager v. Goldman, Sachs & Co. et al. and Holzman v. Goldman, Sachs & Co. et al.) were filed in the U.S. District Court for the Southern District of New York against more than 25 underwriters of initial public offering securities, including DLJSC. The complaints allege that defendants conspired to fix the "fee" paid for underwriting initial public offering securities by setting the underwriters' discount or "spread" at 7%, in violation of the federal antitrust laws. The complaints seek treble damages in an unspecified amount and injunctive relief as well as attorneys' fees and costs. On March 15, 1999, the plaintiffs filed a Consolidated Amended Complaint captioned In re Public Offering Fee Antitrust Litigation. A motion by all defendants to dismiss the complaints on several grounds is pending. Separately, the U.S. Department of Justice has issued a Civil Investigative Demand to several investment banking firms, including DLJSC, seeking documents and information relating to "alleged" price-fixing with respect to underwriting spreads in initial public offerings. The government has not made any charges against DLJSC or the other investment banking firms. DLJSC is cooperating with the Justice Department in providing the requested information and believes that no violation of law by DLJSC has occurred. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of these matters will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not these matters will have a material adverse effect on DLJ's results of operations in any particular period.

      In addition to the matters previously reported and the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

11)   BUSINESS SEGMENT INFORMATION

                                                                 Investment
                                              Insurance           Services        Elimination           Total
                                            ---------------   -----------------  ---------------   -----------------
                                                                         (In Millions)

      Three Months Ended
      June 30, 1999
      ---------------------------------------
      Segment revenues.....................  $     1,075.6     $      469.0       $        (1.5)    $    1,543.1
      Investment (losses) gains and other..          (21.2)            98.4                 -               77.2
                                            ---------------   -----------------  ---------------   -----------------
      Total Revenues.......................  $     1,054.4     $      567.4       $        (1.5)    $    1,620.3
                                            ===============   =================  ===============   =================

      Pre-tax operating earnings...........  $       226.3     $      105.3       $         -       $      331.6
      Investment (losses) gains, net of
        related DAC and other charges......          (21.9)            98.2                 -               76.3
      Non-recurring DAC adjustments........         (131.7)             -                   -             (131.7)
      Pre-tax minority interest............            -               46.6                 -               46.6
                                            ---------------   -----------------  ---------------   -----------------
      Earnings from Continuing
        Operations.........................  $        72.7     $      250.1       $         -       $      322.8
                                            ===============   =================  ===============   =================


      Three Months Ended
      June 30, 1998
      ---------------------------------------
      Segment revenues.....................  $     1,012.2     $      379.0       $        (1.5)    $    1,389.7
      Investment gains.....................           33.1               .1                 -               33.2
                                            ---------------   -----------------  ---------------   -----------------
      Total Revenues.......................  $     1,045.3     $      379.1       $        (1.5)    $    1,422.9
                                            ===============   =================  ===============   =================

      Pre-tax operating earnings...........  $       179.8     $       86.4       $         -       $      266.2
      Investment gains (losses) net of
        related DAC and other charges......           17.2              (.4)                -               16.8
      Pre-tax minority interest............            -               37.1                 -               37.1
                                            ---------------   -----------------  ---------------   -----------------
      Earnings from Continuing
        Operations.........................  $       197.0     $      123.1       $         -       $      320.1
                                            ===============   =================  ===============   =================

                                                                 Investment
                                              Insurance           Services        Elimination           Total
                                            ---------------   -----------------  ---------------   -----------------
                                                                         (In Millions)

      Six Months Ended
      June 30, 1999
      ---------------------------------------
      Segment revenues.....................  $     2,118.2     $      925.2       $        (2.9)    $    3,040.5
      Investment (losses) gains and other..          (44.7)           108.8                 -               64.1
                                            ---------------   -----------------  ---------------   -----------------
      Total Revenues.......................  $     2,073.5     $    1,034.0       $        (2.9)    $    3,104.6
                                            ===============   =================  ===============   =================

      Pre-tax operating earnings...........  $       447.5     $      191.4       $         -       $      638.9
      Investment (losses) gains, net of
        related DAC and other charges......          (56.9)           108.4                 -               51.5
      Non-recurring DAC adjustments........         (131.7)             -                   -             (131.7)
      Pre-tax minority interest............            -               93.9                 -               93.9
                                            ---------------   -----------------  ---------------   -----------------
      Earnings from Continuing
        Operations.........................  $       258.9     $      393.7       $         -       $      652.6
                                            ===============   =================  ===============   =================


      Six Months Ended
      June 30, 1998
      ---------------------------------------
      Segment revenues.....................  $     2,053.5     $      736.7       $        (2.7)    $    2,787.5
      Investment gains.....................           74.0             31.6                 -              105.6
                                            ---------------   -----------------  ---------------   -----------------
      Total Revenues.......................  $     2,127.5     $      768.3       $        (2.7)    $    2,893.1
                                            ===============   =================  ===============   =================

      Pre-tax operating earnings...........  $       354.1     $      163.9       $         -       $      518.0
      Investment gains, net of related
        DAC and other charges..............           49.7             24.0                 -               73.7
      Pre-tax minority interest............            -               70.6                 -               70.6
                                            ---------------   -----------------  ---------------   -----------------
      Earnings from Continuing
        Operations.........................  $       403.8     $      258.5       $         -       $      662.3
                                            ===============   =================  ===============   =================

      Total Assets:
      June 30, 1999........................  $    81,206.5     $   12,844.0       $      (111.8)    $   93,938.7
                                            ===============   =================  ===============   =================

      December 31, 1998....................  $    75,626.0     $   12,379.2       $       (64.4)    $   87,940.8
                                            ===============   =================  ===============   =================


12)   COMPREHENSIVE INCOME

      The components of comprehensive income (loss) for the second quarter 1999 and 1998 and the first half of 1999 and 1998 are as follows:

                                                       Three Months Ended                  Six Months Ended
                                                            June 30,                           June 30,
                                                ---------------------------------  ---------------------------------
                                                     1999              1998             1999              1998
                                                ---------------   ---------------  ---------------   ---------------
                                                                           (In Millions)
      Net earnings............................. $      221.3      $     198.3      $      403.3      $      411.6
                                                ---------------   ---------------  ---------------   ---------------

      Change in unrealized (losses) gains,
        net of reclassification adjustment.....       (274.2)            16.1            (517.2)             39.2
                                                ---------------   ---------------  ---------------   ---------------

      Other comprehensive (loss) income........       (274.2)            16.1            (517.2)             39.2
                                                ---------------   ---------------  ---------------   ---------------

      Comprehensive (Loss) Income.............. $      (52.9)     $     214.4      $     (113.9)     $      450.8
                                                ===============   ===============  ===============   ===============

--------------------------------------------------------------------------------
                                  APPENDIX I: INVESTMENT PERFORMANCE RECORD  A-1
--------------------------------------------------------------------------------


Appendix I: Investment performance record


--------------------------------------------------------------------------------

 The tables below show performance information for the variable investment options. The performance shown for each option equals the performance of the Portfolio corresponding to that option, reduced by the current rate of the policies' mortality and expense risk charge (.60% annual rate). You can find more information about the performance of the Portfolios in the EQ Advisors Trust prospectus attached at the end of this prospectus. The performance figures on which the tables are based are after deduction of all fees and expenses paid by the Trust or any of the Portfolios.

 For periods prior to October 18, 1999, the "Alliance" Portfolios (other than EQ/Alliance Premier Growth) were part of The Hudson River Trust. On October 18, 1999, these Portfolios became corresponding Portfolios of EQ Advisors Trust. In each case, the performance shown is for the indicated EQ Advisors Trust Portfolio and any predecessors that it may have had. In addition, we have adjusted the results for these Portfolios prior to the dates when the Class IB shares for these Portfolios were available, to reflect the 12b-1 fees currently imposed. Class IB shares of Alliance Money Market, Alliance High Yield, Alliance Common Stock and Alliance Aggressive Stock Portfolios first became available in EQ Advisors Trust's predecessor on October 2, 1996. Class IB shares of Alliance Small Cap Growth Portfolio first became available in the Trust's predecessor on May 1, 1997.

 The tables below, however, do not take into account the following additional charges that we will deduct under your policy: (1) the charge (up to 8%) that we deduct from each premium payment you make; (2) the monthly cost of insurance charge; (3) the surrender charge; (4) any charge for optional rider benefits you may select; (5) the current administrative charge of $20 each month in the first year and $7 each month thereafter; or (6) the additional administrative charge that depends on the policy's initial face amount. For more information about these charges, see "Charges and expenses you will pay" beginning on page 6 of this prospectus. If we reflected these charges, the performance shown below would be reduced. We have not done so, however, because the actual impact of these charges on a particular policy varies considerably based on such factors as the insurance risk characteristics of the insured persons; the face amount and other options you select for your policy; the amount and timing of your premium payments; and whether you make withdrawals, take policy loans, or surrender your policy. In order to better understand how the charges we have omitted from the below tables will affect your policy's value, you should refer to your Illustrations of Policy Benefits that your registered representative will provide. You can request Equitable Life or your registered representative to provide you with such illustrations at any time, whether before or after you purchase a policy.

 In a few cases, the return information shown in the first table below includes a period of time prior to when Separate Account FP first offered a corresponding variable investment option under any form of variable life insurance policy. Therefore, the second table below provides additional performance information from the date that those investment options actually received initial funding.

--------------------------------------------------------------------------------
A-2 APPENDIX I: INVESTMENT PERFORMANCE RECORD
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

 AVERAGE ANNUAL RATE OF RETURN AFTER DEDUCTION OF MORTALITY AND EXPENSE RISK CHARGE FOR PERIODS ENDING DECEMBER 31, 1998*

-------------------------------------------------------------------------------------------------------------------
                                                                                            SINCE PORTFOLIO
                                                                                               INCEPTION
 VARIABLE INVESTMENT OPTION                1 YR.       3 YRS.      5 YRS.     10 YRS.           (DATE**)
-------------------------------------------------------------------------------------------------------------------
Alliance Money Market                       4.44%      4.47%       4.28%       4.69%       6.19%     (7/13/81)
Alliance High Yield                        (5.96)%    10.41%       9.06%      10.22%       9.66%      (1/2/87)
Alliance Common Stock                      28.29%     26.52%      20.88%      17.63%      15.37%     (1/13/76)
Alliance Aggressive Stock                  (0.56)%     9.80%      10.50%      17.87%      16.75%     (1/27/86)
Alliance Small Cap Growth                  (5.09)%        -           -           -       11.30%      (5/1/97)
BT Equity 500 Index                        24.38%         -           -           -      24.38%     (12/31/97)
BT Small Company Index                     (2.90)%        -           -           -      (2.90)%    (12/31/97)
BT International Equity Index              19.37%         -           -           -      19.37%     (12/31/97)
JPM Core Bond                               8.37%         -           -           -       8.37%     (12/31/97)
Lazard Large Cap Value                     19.34%         -           -           -      19.34%     (12/31/97)
Lazard Small Cap Value                     (7.72)%        -           -           -      (7.72)%    (12/31/97)
Merrill Lynch Basic Value Equity           10.91%         -           -           -      16.63%       (5/1/97)
Merrill Lynch World Strategy                6.18%         -           -           -       6.31%       (5/1/97)
MFS Research                               23.36%         -           -           -      23.70%      (8/20/97)
MFS Emerging Growth Companies              33.71%         -           -           -      34.05%       (5/1/97)
Morgan Stanley Emerging Markets Equity    (27.46)%        -           -           -     (33.12)%     (8/20/97)
EQ/Putnam Growth & Income Value            12.14%         -           -           -      16.92%       (5/1/97)
EQ/Putnam Investors Growth                 35.47%         -           -           -      36.56%       (5/1/97)
EQ/Putnam International Equity             18.76%         -           -           -      16.82%       (5/1/97)
-------------------------------------------------------------------------------------------------------------------

 * No performance information is shown for EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, Capital Guardian Research, Capital Guardian International, EQ/Evergreen, EQ/Evergreen Foundation or MFS Growth with Income, as those Portfolios had not received their initial funding prior to December 31, 1998.

 **The inception date shown is the date that the relevant Portfolio (or its predecessor) received its initial funding.

--------------------------------------------------------------------------------
                                  APPENDIX I: INVESTMENT PERFORMANCE RECORD  A-3
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              AVERAGE ANNUAL RATES OF RETURN FOR PERIODS ENDING
                              DECEMBER 31, 1998 SINCE VARIABLE INVESTMENT OPTION
VARIABLE INVESTMENT OPTION    INCEPTION (DATE)
--------------------------------------------------------------------------------
  Alliance Money Market          4.96% (1/27/86)
  Alliance Common Stock         16.85% (1/27/86)
--------------------------------------------------------------------------------

Unlike the rate of return tables above, the following yield information does not include capital gains and losses that the Portfolios corresponding to the indicated variable investment options may have experienced.

--------------------------------------------------------------------------------
                             ANNUALIZED YIELD FOR PERIODS
VARIABLE INVESTMENT OPTION   ENDING DECEMBER 31, 1998
--------------------------------------------------------------------------------
                             7 DAYS                            30 DAYS
--------------------------------------------------------------------------------
  Alliance Money Market      3.80%                             --
  Alliance High Yield        --                                13.53%
--------------------------------------------------------------------------------

The information in the tables above is not a guarantee, a prediction, or necessarily an indication of future performance.

--------------------------------------------------------------------------------
                                APPENDIX II: OUR DATA ON MARKET PERFORMANCE  B-1
--------------------------------------------------------------------------------

Appendix II: Our data on market performance

--------------------------------------------------------------------------------

 In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:


 o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;


 o other appropriate indices of investment securities and averages for peer universes of mutual funds; or


 o  data developed by us derived from such indices or averages.

 We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:
--------------------------------------------------------------------------------
 Barron's                                  Investment Management Weekly
 Morningstar's Variable Annuities/Life     Money Management Letter
 Business Week                             Investment Dealers Digest
 Forbes                                    National Underwriter
 Fortune                                   Pension & Investments
 Institutional Investor                    USA Today
 Money                                     Investor's Daily
 Kiplinger's Personal Finance              The New York Times
 Financial Planning                        The Wall Street Journal
 Investment Adviser                        The Los Angeles Times
                                           The Chicago Tribune
--------------------------------------------------------------------------------
 Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

 The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

 o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

 o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

 The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

 LONG-TERM MARKET TRENDS

 The following chart presents historical return trends for various types of securities. The information presented does not directly relate to the performance of our variable investment options or the Trust. Nevertheless, it may help you gain a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Survivorship Incentive Life premiums.

 Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.

--------------------------------------------------------------------------------
B-2 APPENDIX II: OUR DATA ON MARKET PERFORMANCE
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

 The chart below illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1998 for the types of securities indicated in the chart. These rates of return assume the reinvestment of dividends, capital gains and interest. The Consumer Price Index is also shown as a measure of inflation for comparison purposes. The investment return information presented is an historical record of unmanaged categories of securities. In addition, the rates of return shown do not reflect either (1) investment management fees and expenses, or (2) costs and charges associated with ownership of a variable life insurance policy.

 The rates of return illustrated do not represent returns of our variable investment options or the Portfolios and do not constitute a representation that the performance of those options or the Portfolios will correspond to rates of return such as those illustrated in the chart.


AVERAGE ANNUAL RATES OF RETURN

--------------------------------------------------------------------------------------------------------------------------------
                                             LONG-TERM      LONG-TERM      INTERMEDIATE-
FOR THE FOLLOWING PERIODS         COMMON     GOVERNMENT     CORPORATE      TERM GOV'T       U.S. TREASURY       CONSUMER
ENDING DECEMBER 31, 1998          STOCKS        BONDS          BONDS          BONDS             BILLS          PRICE INDEX
--------------------------------------------------------------------------------------------------------------------------------
1 Year                            28.58%        13.06%         10.76%         10.21%            4.86%              1.80%
3 Years                           28.27          9.07           8.25           6.84             5.11               2.27
5 years                           24.06          9.52           8.74           6.20             4.96               2.41
10 years                          19.19         11.66          10.85           8.74             5.29               3.14
20 years                          17.75         11.14          10.86           9.85             7.17               4.53
30 years                          12.67          9.09           9.14           8.71             6.76               5.24
40 years                          12.00          7.20           7.43           7.39             5.94               4.44
50 years                          13.56          5.89           6.20           6.21             5.07               3.92
60 years                          12.49          5.43           5.62           5.50             4.26               4.19
Since 1926                        11.21          5.29           5.78           5.32             3.78               3.15
Inflation Adjusted Since 1926      7.82          2.08           2.55           2.11             0.62               0.00
--------------------------------------------------------------------------------------------------------------------------------

 Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1999 YEARBOOK, (TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

 Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

 Long-Term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

 Long-Term Corporate Bonds -- For the period 1969-1998, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1998; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

 Intermediate-Term Government Bonds -- Measured by a one-bond portfolio constructed each year containing a bond with approximately a five-year maturity.

 U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

 Consumer Price Index -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

--------------------------------------------------------------------------------
                            APPENDIX III: AN INDEX OF KEY WORDS AND PHRASES  C-1
--------------------------------------------------------------------------------


Appendix III: An index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                            PAGE

account value                                18
Administrative Office                         5
age                                          31
Allocation Date                              13
alternative death benefit                    15
amount at risk                               35
anniversary                                  31
assign; assignment                           29
automatic transfer service                   19
AXA Financial, Inc.                           4
basis                                        25
beneficiary                                  16
business day                                 30
Cash Surrender Value                         21
Code                                         24
collateral                                   21
cost of insurance charge                     35
cost of insurance rates                      35
customer loyalty credit                      36
day                                          30
death benefit guarantee                      10
default                                      10
dollar cost averaging service                19
enhanced death benefit guarantee             12
EQ Advisors Trust                            14
EQ Financial Consultants                     14
Equitable Distributors                       38
Equitable Life                                4
Equitable Access Account                     17
face amount                                  14
grace period                                 10
guarantee premium                            12
guaranteed interest option                   14
Guaranteed Interest Account                  14
insured person                               14
Investment Funds                             14
investment option                            13
issue date                                   31
lapse                                        10
loan, loan interest                          21
modified endowment contract                  10
month, year                                  31
monthly deduction                           6,9
net cash surrender value                     23
no-lapse guarantee                           11
Option A, B                                  15
our                                           2
owner                                         2
paid up                                      24
paid up death benefit guarantee              12
partial withdrawal                           22
payment option                               17
planned periodic premium                     10
policy                                      cover
Portfolio                                   cover
premium charge                                6
premium payments                             10
prospectus                                  cover
rebalancing                                  20
receive                                      30
restore, restoration                         11
rider                                        16
SEC                                         cover
Separate Account FP                          33
state                                         2
subaccount                                   33
Survivorship Incentive Life                 cover
surviving insured person                     14
surrender                                    23
surrender charge                              7
target premium                                7
telephone transfer                           19
transfers                                    19
Trust                                        14
units                                        18
unit values                                  18
us                                            2
variable investment option                   14
we                                            2
withdrawal                                   22
you, your                                     2

                                     PART II



                   REPRESENTATION REGARDING REASONABLENESS OF
                        AGGREGATE POLICY FEES AND CHARGES

Equitable Life represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable Life under the Policies. Equitable Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, data pages or riders to any policies or prospectuses, or otherwise.

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following papers and documents:

The facing sheet.

Reconciliation and Tie, previously filed with this Registration Statement File No. 333-17641 on March 1, 1999.

Supplement (in force) dated May 1, 1999 consisting of 122 pages, previously filed with this Registration Statement, File No. 333-17641 on April 30, 1999.


The Survivorship 2000 Prospectus (retail channel) dated May 1, 1999, consisting of 171 pages, previously filed with this Registration Statement File No. 333-17641 on April 30, 1999.

The Survivorship 2000 Prospectus (wholesale channel) dated May 1, 1999, consisting of 173 pages, previously filed with this Registration Statement File No. 333-17641 on April 30, 1999.

The Survivorship Incentive Life Prospectus (retail channel) dated May 1, 1999, consisting of 167 pages, previously filed with this Registration Statement File No. 333-17641 on April 30, 1999.

The Survivorship Incentive Life Prospectus (core version -- wholesale channel) dated August 1, 1999 consisting of 128 pages, previously filed with this Registration Statement File No. 333-17641 on July 26, 1999.

The Survivorship Incentive Life Prospectus (First Union version -- wholesale channel) dated August 1, 1999 consisting of 127 pages, previously filed with this Registration Statement File No. 333-17641 on July 26, 1999.


Supplement (in-force) dated August 30, 1999, consisting of 79 pages, previously filed with this Registration Statement File No. 333-17641 on August 30, 1999.

Supplement (new business) dated August 30, 1999 consisting of 78 pages, previously filed with this Registration Statement File No. 333-17641 on August 30, 1999.

Supplement (wholesale channel) dated August 30, 1999, consisting of 35 pages, previously filed with this Registration Statement File No. 333-17641 on August 30, 1999.

Supplement dated August 30, 1999 relating to the substitution of shares, consisting of 1 page, previously filed with this Registration Statement File No. 333-17641 on August 30, 1999.

The Survivorship 2000 Prospectus (Merrill Lynch/First Union version -- wholesale channel) dated October 18, 1999 consisting of 158 pages.

The Survivorship Incentive Life Prospectus (Merrill Lynch/First Union version -- wholesale channel) dated October 18, 1999, consisting of 160 pages.



Representation regarding reasonableness of aggregate policy fees and charges.

Undertaking to file reports, previously filed with this Registration Statement File No. 333-17641 on December 11, 1996.

Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933, previously filed with this Registration Statement File No. 333-17641 on December 11, 1996.

The signatures.

Written Consents of the following persons:





Independent Public Accountants (See exhibit 6).

The following exhibits: Exhibits required by Article IX, paragraph A of Form N-8B-2:


        1-A(1)(a)(i)       Certified resolutions re Authority to Market Variable Life Insurance and Establish Separate Accounts, previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.


        1-A(2)             Inapplicable.

        1-A(3)(a)          See Exhibit 1-A(8).



         1-A(3)(b)         Broker-Dealer and General Agent Sales Agreement,
                           previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(3)(c)         See Exhibit 1-A(8)(i).

         1-A(4)            Inapplicable.

         1-A(5)(a)(i)      Flexible Premium Joint Survivorship Variable Life Policy (92-500).
                           (Equitable Variable), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(a)(ii)     Flexible Premium Joint Survivorship Variable Life Policy (92-500).
                           (Equitable), previously filed with this Registration Statement
                           File No. 333-17641 on December 11, 1996.

         1-A(5)(a)(iii)    Flexible Premium Joint Survivorship Variable Life Insurance
                           Policy (99-400), previously filed with this Registration Statement, File
                           No. 333-17641 on March 1, 1999.

         1-A(5)(b)         Name Change Endorsement (S.97-1), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(c)         Estate Protector Rider (R92-208) (Equitable Variable), previously filed with this Registration Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(d)         Estate Protector Rider (R92-208) (Equitable), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(e)         Option to Split Flexible Premium Joint Survivorship Variable Life
                           Policy Upon Divorce Rider (R92-209) (Equitable Variable), previously filed with this Registration Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(f)         Option to Split Flexible Premium Joint Survivorship Variable Life Policy
                           Upon Divorce Rider (R92-209) (Equitable), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(g)         Option to Split Flexible Premium Joint Survivorship Variable Life
                           Policy Upon Federal Tax Law Change Rider (R92-210)
                           (Equitable Variable), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(h)         Option to Split Flexible Premium Joint Survivorship Variable Life
                           Policy Upon Federal Tax Law Change Rider (R92-210) (Equitable),
                           previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(i)         Accelerated Death Benefit Rider (Equitable Variable), previously filed with this Registration Statement
                           File No. 333-17641 on December 11, 1996.

         1-A(5)(j)         Accelerated Death Benefit Rider (Equitable), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.


         1-A(5)(k)         Free Look Rider (Equitable Variable), previously filed with this Registration
                           Statement File No 333-17641 on December 11, 1996.

         1-A(5)(l)         Free Look Rider (Equitable), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(m)         Unisex Rider (Equitable Variable), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(n)         Unisex Rider (Equitable), previously filed with this
                           Registration Statement File No. 333-17641 on December 11, 1996.

         1-A(5)(o)         Table of Guaranteed Interest Payments Endorsement (S.99-34), previously filed with this Registration
                           Statement, File No. 333-17641 on March 1, 1999.

         1-A(S)(p)         Form of Paid Up Death Benefit Guarantee Endorsement (S.99-32), previously filed with this Registration
                           Statement, File No. 333-17641 on March 1, 1999.

         1-A(S)(q)         Form of Enhanced Death Benefit Guarantee Rider (R99-100), previously filed with this Registration
                           Statement, File No. 333-17641 on March 1, 1999.

         1-A(6)(a)         Declaration and Charter of Equitable, as amended January 1, 1997, previously filed with this
                           Registration Statement File No. 333-17641 on April 30, 1997.

         1-A(6)(b)         By-Laws of Equitable, as amended November 21, 1996, previously filed with this Registration Statement
                           File No. 333-17641 on April 30, 1997.

         1-A(7)            Inapplicable.

         1-A(8)            Distribution and Servicing Agreement among EQ Financial Consultants, Inc.
                           (formerly known as Equico Securities, Inc.), Equitable and Equitable Variable
                           dated as of May 1, 1994, previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(8)(i)         Schedule of Commissions, previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(9)(a)         Agreement and Plan of Merger of Equitable Variable
                           with and into Equitable dated September 19, 1996,
                           previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         1-A(9)(b)         Form of Participation Agreement among EQ Advisors Trust, Equitable,
                           Equitable Distributors, Inc. and EQ Financial Consultants, Inc.,
                           incorporated by reference to the Registration Statement of EQ Advisors
                           Trust on Form N-1A (File Nos. 333-17217 and 811-07953).

         1-A(10)(a)        Application EV4-200Y. (Equitable Variable), previously filed with this Registration Statement File No. 333-17641 on December 11, 1996.

         1-A(10)(b)        Application EV4-200Y. (Equitable), previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         2(a)(i)           Opinion and Consent of Mary P. Breen, Vice President and Associate
                           General Counsel of Equitable, previously filed with this Registration
                           Statement File No. 333-17641 on December 11, 1996.

         2(a)(ii)          Opinion and Consent of Mary P. Breen, Vice President and Associate General
                           Counsel of Equitable, previously filed with this Registration Statement File No. 333-17641 on
                           April 30, 1997.


         2(a)(iii)         Opinion and Consent of William Schor, Vice President and Associate General Counsel of Equitable,
                           previously filed with this Registration Statement, File No. 333-17641, on April 30, 1999.

         2(a)(iv)          Opinion and Consent of William Schor, Vice President and Associate General Counsel of Equitable,
                           previously filed with this Registration Statement, File No. 333-17641 on July 26, 1999.

         2(a)(v)           Opinion and Consent of William Schor, Vice President and Associate General Counsel of Equitable,
                           previously filed with this Registration Statement, File No. 333-17641 on August 30, 1999.

         2(b)(i)           Opinion and Consent dated April 24, 1995 of Barbara Fraser, F.S.A., M.A.A.A., Vice President of
                           Equitable, previously filed with this Registration Statement File No. 333-17641 on
                           December 11, 1996.





         2(b)(ii)          Opinion and Consent dated April 22, 1996 of Barbara Fraser,
                           F.S.A., M.A.A.A., Vice President of Equitable,
                           previously filed with this Registration Statement
                           File No. 333-17641 on December 11, 1996.

         2(b)(iii)         Consent dated December 9, 1996 of Barbara Fraser,
                           F.S.A., M.A.A.A., Vice President of Equitable relating to
                           Exhibits 2(b)(i) and 2(b)(ii), previously filed
                           with this Registration Statement File No.
                           333-17641 on December 11, 1996.

         2(b)(iv)          Opinion and Consent dated December 9, 1996 of Barbara Fraser,
                           F.S.A., M.A.A.A., Vice President of Equitable,
                           previously filed with this Registration Statement
                           File No. 333-17641 on December 11, 1996.

         2(b)(v)           Opinion and Consent of Barbara Fraser, F.S.A., M.A.A.A., Vice
                           President of Equitable, previously filed with this Registration
                           Statement File No. 333-17641 on April 30, 1997.

         2(b)(vi)          Opinion and Consent of Barbara Fraser, F.S.A., M.A.A.A., Vice
                           President of Equitable, previously filed with this Registration
                           Statement File No. 333-17641 on May 1, 1998.

         2(b)(vii)         Opinion and Consent of Barbara Fraser, F.S.A., M.A.A.A., Vice President
                           of Equitable, previously filed with this Registration Statement File
                           No. 333-17641, on April 30, 1999.

         3                 Inapplicable.

         4                 Inapplicable.

         6                 Consent of Independent Public Accountants.

         7(a)              Powers-of-Attorney previously filed with this Registration Statement
                           File No. 333-17641, on April 30, 1999.

         7(b)              Power-of-Attorney, previously filed with this Registration Statement File
                           No. 333-17641, on August 30, 1999.



         8                 Description of Equitable's Issuance, Transfer and Redemption
                           Procedures for Flexible Premium Policies pursuant to Rule
                           6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940, previously filed with this Registration Statement File No. 333-17641 on December 11, 1996.

         9(a)              Form of Illustration of Policy Benefits for Survivorship 2000,
                           previously filed with this Registration Statement File No. 333-17641, on April 30, 1999.

         9(b)              Form of Illustration of Policy Benefits for Survivorship Incentive
                           Life, previously filed with this Registration Statement File No.
                           333-17641, on April 30, 1999.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, in the City and State of New York, on the 18th day of October, 1999.

                                     SEPARATE ACCOUNT FP OF THE EQUITABLE
                                     LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                                           (REGISTRANT)

                                     By:   THE EQUITABLE LIFE
                                           ASSURANCE SOCIETY OF
                                           THE UNITED STATES,
                                           (DEPOSITOR)

[SEAL]

                                     By:   /s/ Mildred M. Oliver
                                           ------------------------------
                                              (Mildred M. Oliver)
                                               Vice President



Attest:  /s/ Linda Galasso
        ------------------------
            (Linda Galasso)
             Assistant Secretary
             October 18, 1999

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 18th day of October, 1999.

                                            THE EQUITABLE LIFE ASSURANCE
                                            SOCIETY OF THE UNITED STATES

                                                 (DEPOSITOR)

                                            By:  /s/ Mildred M. Oliver
                                                --------------------------------
                                                    (Mildred M. Oliver)
                                                     Vice President



      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


PRINCIPAL EXECUTIVE OFFICERS:

*Edward D. Miller                   Chairman of the Board and
                                    Chief Executive Officer

*Michael Hegarty                    President and Chief Operating Officer

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                   Vice Chairman of the Board
                                    and Chief Financial Officer


PRINCIPAL ACCOUNTING OFFICER:


*Alvin H. Fenichel                  Senior Vice President and Controller







*DIRECTORS:


Francoise Colloc'h      Donald J. Greene               George T. Lowy
Henri de Castries       John T. Hartley                Edward D. Miller
Joseph L. Dionne        John H.F. Haskell, Jr.         Didier Pineau-Valencienne
Denis Duverne           Michael Hegarty                George J. Sella, Jr.
Jean-Rene Fourtou       Mary R. (Nina) Henderson       Peter J. Tobin
Norman C. Francis       W. Edwin Jarmain               Stanley B. Tulin
                                                       Dave H. Williams




*By:  /s/ Mildred M. Oliver
     -----------------------
         (Mildred M. Oliver)
          Attorney-in-Fact
          October 18, 1999.

                                  EXHIBIT INDEX


EXHIBIT NO.                                                                                      TAG VALUE
-----------                                                                                      ---------


6              Consent of Independent Public Accountants.                                        EX-99.6

